SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:

    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Filing By:

                   Beta Oil & Gas, Inc. (File No 000-25717)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required

/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

          Beta Company common stock, par value $.001 per share
        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

            2,250,000 shares
        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          /1/ $6.74
        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction: $15,165,000

        ------------------------------------------------------------------------

    (5) Total fee paid: $3,033

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid: $0

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

  ------------------------------------------------------------------------

/1/ Estimated pursuant to Rule 0-11(c)(1) and 0-11(a)(4) under the Exchange Act solely for the purpose of calculating the filing fee, based on the average of the high and low sale prices for shares of Beta Common Stock on the Nasdaq Small Cap Market on January 11, 2000 ($6.74 per share) multiplied by the 2,250,000 shares of Beta common stock to be issued in connection with the merger.

  ------------------------------------------------------------------------

           [BETA LOGO]

                  MERGER PROPOSED--YOUR VOTE IS VERY IMPORTANT

                   TO THE SHAREHOLDERS OF BETA OIL & GAS, INC

The board of directors of Beta Oil & Gas, Inc. has unanimously approved a merger with Red River Energy, Inc. designed to strengthen Beta's position in the oil and gas industry and recommends that you approve the merger. The board of directors also unanimously approved the Beta Amended and Restated 1999 Incentive and Non-statutory Stock Option Plan and recommends that you vote to approve the stock option plan.

Upon completion of the merger, Red River shareholders will receive a total of 2,250,000 shares of Beta common stock in exchange for their shares of Red River common stock. Beta shareholders will continue to own their existing shares of Beta common stock. After the merger, the Red River shareholders will hold approximately 19% of Beta's outstanding common stock.

We are requesting the shareholders of Beta to consent to the merger agreement and the stock issuance in the merger. In addition, we are asking you to approve the adoption of the Beta Amended and Restated 1999 Incentive and Non-statutory Stock Option Plan. We plan on obtaining such stockholder approval by the written consent of our shareholders owning a majority of Beta common stock on or before February _____, 2000 as permitted under Nevada law. This date may be extended by Beta's management until no later than March ____, 2000. As such, we do not plan on holding a meeting of our shareholders to vote on this matter.

Please take the time to indicate your approval of the merger and the stock option plan by completing and mailing the enclosed consent forms to Beta Oil & Gas, Inc., 901 Dove Street, Suite 230, Newport Beach, CA 92660. Instructions relating to the completion of the consent forms are inside.

/s/  Steve A. Antry

Steve A. Antry, President and Chairman
Beta Oil & Gas, Inc.



FOR A DISCUSSION OF RISKS WHICH YOU SHOULD CONSIDER IN EVALUATING THE MERGER SEE RISK FACTORS BEGINNING ON PAGE __.

--------------------------------------------------------------------------------
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORS HAVE APPROVED THE BETA OIL & GAS, INC. COMMON STOCK TO BE ISSUED UNDER THIS PROXY STATEMENT OR DETERMINED IF THIS PROXY STATEMENT IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THIS PROXY STATEMENT DATED JANUARY 12, 1999 WAS FIRST MAILED TO SHAREHOLDERS ON OR ABOUT JANUARY , 1999.

                              BETA OIL & GAS, INC.
                              901 DOVE STREET, #230
                         NEWPORT BEACH, CALIFORNIA 92660

                       REQUEST FOR CONSENT OF SHAREHOLDERS
                   IN LIEU OF SPECIAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF BETA OIL & GAS, INC.:

       We are requesting that you sign and complete the separate consent forms enclosed with this document on or before February _____, 2000. You are requested to complete, sign and deliver both of the enclosed consent forms in the self addressed postage prepaid envelope to Beta Oil & Gas, Inc., 901 Dove Street, Suite 230, Newport Beach, CA 92660. By completing and signing the enclosed consent forms, you will be approving:

              1. The Agreement and Plan of Merger dated November 19, 1999 in which a wholly owned subsidiary of Beta will merge into Red River Energy, Inc., an Oklahoma corporation, and each outstanding share of Red River, will be converted into 2,250 shares of Beta common stock or a total of
       2.25 million shares of Beta common stock, and Red River will become a wholly-owned subsidiary of Beta; and

              2. the Beta Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan.

       Approval of the merger proposal is not conditioned on adoption of the stock option proposal. Adoption of the stock option proposal is not conditioned on approval of the merger proposal.

       YOUR BOARD OF DIRECTORS BELIEVES THAT THE MERGER IS IN THE BEST INTEREST OF BETA AND ITS SHAREHOLDERS. YOUR BOARD HAS UNANIMOUSLY APPROVED THE MERGER AND RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE MERGER AGREEMENT. THE BOARD OF DIRECTORS ALSO RECOMMENDS THAT YOU VOTE TO APPROVE THE BETA AMENDED AND RESTATED 1999 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN. THE ACCOMPANYING PROXY STATEMENT PROVIDES DETAILED INFORMATION CONCERNING THE MERGER AND THE STOCK OPTION PLAN.

     YOUR CONSENT IS IMPORTANT. THE APPROVAL OF THE MERGER AGREEMENT AND THE STOCK OPTION PLAN BY A MAJORITY OF BETA SHAREHOLDERS IS REQUIRED UNDER BETA'S BYLAWS AND THE NASDAQ STOCK MARKET. PLEASE COMPLETE, DATE AND SIGN THE ACCOMPANYING CONSENT FORMS AND RETURN THEM PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU DO NOT COMPLETE AND RETURN YOUR CONSENT FORMS, YOU WILL, IN EFFECT, BE VOTING AGAINST SUCH PROPOSALS. IF YOU WISH TO CONSENT TO ONE BUT NOT THE OTHER PROPOSAL, YOU MUST RETURN THE CONSENT FORM AND INDICATE TO WHICH PROPOSAL YOU ARE CONSENTING. ONCE WE RECEIVE YOUR CONSENT, YOU MAY NOT REVOKE IT. IF YOUR SHARES ARE HELD IN STREET NAME, THE BROKER WILL NOT HAVE DISCRETIONARY AUTHORITY TO CONSENT TO THE PROPOSALS UNLESS INSTRUCTED TO DO SO IN WRITING SIGNED BY YOU.

                                       By Order of the Board of Directors,

                                       /s/ Steve A. Antry

                                       Steve A. Antry
                                       President and Chairman

January 12, 2000

                                Table of Contents

                                                                                              PAGE
                                                                                              ----
QUESTIONS AND ANSWERS ABOUT THE BETA/RED RIVER MERGER
            AND THE STOCK OPTION PLAN..........................................................1

SUMMARY........................................................................................
     The Companies.............................................................................
     Beta......................................................................................
     Red River.................................................................................
     The Merger................................................................................
     Shareholders' Consent.....................................................................
     Terms of the Merger Agreement.............................................................
     Comparative Per Share Market Price Information............................................
     Risk Factors..............................................................................
     Comparative Shareholder Rights............................................................
     Listing of Beta Commons Stock.............................................................
     The Stock Option Plan.....................................................................
     Summary Financial Data for Beta...........................................................
     Summary Financial Data of Red River.......................................................
     Selected Unaudited Pro Forma Combined Financial Data of Beta and Red River................

RISK FACTORS...................................................................................

WHERE YOU CAN FIND MORE INFORMATION............................................................

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS...........................................

REQUEST FOR CONSENT OF BETA SHAREHOLDERS.......................................................
     Purpose...................................................................................
     Recommendation of Beta Board..............................................................
     Record Date; Voting Rights................................................................
     Exercise of Consent.......................................................................
     Cost of Requesting Consents...............................................................
     Required Consents.........................................................................
     Share Ownership of Management.............................................................

PROPOSAL FOR CONSENT TO THE AGREEMENT AND
        PLAN OF MERGER DATED NOVEMBER 19, 1999
                THE MERGER.....................................................................
     General...................................................................................
     Background of the Merger..................................................................
     Beta's Reasons for The Merger; Recommendation of its Board of Directors...................
     Red River's Reasons for The Merger; Recommendation of its Board of Directors..............
     Material Federal Income Tax Consequences..................................................
     Interest of Red River Management in the Merger............................................
     Percentage Ownership Interest of Red River Shareholders After the Merger..................
     Appraisal Rights..........................................................................
     Resales of Beta Common Stock..............................................................




THE MERGER AGREEMENT...........................................................................
     General...................................................................................
     Conditions to the Merger..................................................................
     Representations and Warranties............................................................
     Survival..................................................................................
     Conduct of Business Prior to Closing Date.................................................
     Pre-Closing Mutual Covenants..............................................................
     No Solicitation of Other Proposals........................................................
     Arbitration...............................................................................
     Termination...............................................................................
     Consequences of Termination...............................................................
     Amendments................................................................................
     Post Closing Covenants....................................................................
     Registration of Shares of Beta Common Stock...............................................

PRINCIPAL SHAREHOLDERS OF BETA.................................................................

DESCRIPTION OF BETA'S CAPITAL STOCK............................................................
     Common Stock..............................................................................
     Stockholder Action........................................................................
     Possible Anti-Takeover Effects of Authorized but Unissued Stock...........................
     Other Anti-Takeover Provisions............................................................
     Certain Charter and Bylaws Provisions.....................................................
     Stockholder Meetings and Other Provisions.................................................
     Transfer Agent and Registrar..............................................................
     Certain Provisions of the Beta Bylaws.....................................................

COMPARISON OF THE RIGHTS OF HOLDERS OF BETA COMMON STOCK
        AND RED RIVER COMMON STOCK.............................................................
     General...................................................................................
     Dividends.................................................................................
     CumulativeVoting..........................................................................
     Size of Board of Directors................................................................
     Removal of Directors......................................................................
     Filling Vacancies on the Board of Directors...............................................
     Special Meetings of Shareholders..........................................................
     Stockholder Action by Written Consent.....................................................
     Inspection of Books, Records and Shareholders List........................................
     Amendment of Certificate or Articles of Incorporation.....................................
     Amendment of Bylaws.......................................................................
     Approval of Asset Sales and Mergers.......................................................
     Dissolution...............................................................................
     Indemnification of Directors and Officers.................................................
     Limitation of Personal Liability of Directors.............................................
     Business Combinations Involving Interested Shareholders...................................
     Stock Purchases...........................................................................
     Transactions Involving Officers, Directors and Employees..................................
     Dissenters' Appraisal Rights..............................................................

MARKET PRICES..................................................................................
     Beta Common Stock.........................................................................



UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS....................................
     Beta Oil & Gas, Inc. Unaudited Pro Forma Combined Condensed Balance Sheet as
        of September 30, 1999..................................................................
     Beta Oil & Gas, Inc. Unaudited Pro Forma Combined Condensed Statement of
        Earnings For the Year Ended December 31, 1998..........................................
     Beta Oil & Gas, Inc. Unaudited Pro Forma Combined Condensed Statement of
        Earnings For the Nine Months Ended September 30, 1999..................................
     Beta Oil & Gas, Inc. Unaudited Pro Forma Combined Condensed Statement of
        Earnings For the Nine Months Ended September 30, 1998..................................

BETA OIL & GAS, INC. AND SUBSIDIARIES NOTES TO UNAUDITED PRO FORMA
        CONDENSED COMBINED FINANCIAL STATEMENTS................................................

GLOSSARY.......................................................................................

BUSINESS OF BETA...............................................................................
     General...................................................................................
     Technology................................................................................
     Summary of Oil and Gas Operations.........................................................

PROPERTIES OF BETA.............................................................................
     Yegua/Frio/Wilcox Trend 3-D Seismic Joint Venture, Jackson County, Texas..................
     Transition Zone Project...................................................................
     Norcal Project, Onshore San Joaquin and Sacramento Basins.................................
     International.............................................................................
     Additional Projects Under Review..........................................................
     General...................................................................................
     Company Reserves..........................................................................
     Well Statistics...........................................................................
     Acreage Statistics........................................................................
     Drilling Activity.........................................................................
     Subsequent Drilling Activity..............................................................
     Competition...............................................................................
     Employees.................................................................................
     Premises..................................................................................
     Litigation................................................................................

INFORMATION ABOUT RED RIVER....................................................................
     Business of Red River.....................................................................
     Oil and Gas Properties....................................................................
     Legal Proceedings.........................................................................
     Management of Red River...................................................................

PRINCIPAL SHAREHOLDERS OF RED RIVER............................................................

ADDITIONAL PROPOSAL FOR THE BETA SHAREHOLDERS
        CONSENT TO THE ADOPTION OF THE AMENDED AND RESTATED
                 1999 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN.............................

STOCKHOLDER PROPOSALS..........................................................................

INDEPENDENT ACCOUNTANTS........................................................................

EXPERTS .......................................................................................

LEGAL OPINIONS.................................................................................


ANNEX A   AGREEMENT AND PLAN OF MERGER.........................................................A-1

ANNEX B   RED RIVER ENERGY, LLC AND SUBSIDIARIES CONSOLIDATED
        FINANCIAL STATEMENTS...................................................................B-1
        RED RIVER MANAGEMENT'S DISCUSSION AND ANALYSIS
            OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS...................................B-

ANNEX C   BETA OIL & GAS, INC. AND SUBSIDIARIES CONSOLIDATED
        FINANCIAL STATEMENTS...................................................................C-1
        BETA MANAGEMENT'S DISCUSSION AND ANALYSIS
            OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS...................................C-

ANNEX D   BETA OIL & GAS, INC. BETA AMENDED AND RESTATED
       1999 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN......................................D-1

              QUESTIONS AND ANSWERS ABOUT THE BETA/RED RIVER MERGER
                            AND THE STOCK OPTION PLAN

Q:     WHY ARE THE COMPANIES PROPOSING THE BUSINESS COMBINATION?

A: We believe that the combined strengths of the two companies will provide enhanced value to our shareholders through the addition of proved developed reserves in diverse locations and formations where we are not currently located, greater management experience and control in the operation of exploratory and underdeveloped prospects as well as developed properties, a more predictable income stream and diversification of risks. We believe that our combined strengths will enable us to compete more effectively in the domestic markets where our interests in properties are currently located.

Q:     WHAT DO I NEED TO DO NOW?

A: After reviewing this proxy statement, just sign each of the enclosed consent forms and mail them in the enclosed return envelope AS SOON AS POSSIBLE . ONCE WE RECEIVE YOUR CONSENT, IT MAY NOT BE REVOKED. The board of directors of Beta unanimously recommend voting in favor of the proposed merger and the stock option plan.

       Approval of the merger proposal is not conditioned on adoption of the stock option proposal. Adoption of the stock option proposal is not conditioned on approval of the merger proposal. A separate consent form is provided for approval of each of the merger agreement and the stock option plan.

       If you are opposed to either the merger or the stock option plan, you do not need to return the consent form for that proposal.

Q:     PLEASE EXPLAIN THE EXCHANGE RATIO.

A: Red River shareholders will receive 2,250 shares of Beta common stock in exchange for each share of Red River common stock they hold. After the merger, the Red River shareholders will own a total of 2.25 million shares of Beta common stock.

Q:     SHOULD I SEND IN MY STOCK CERTIFICATE NOW?

A: No. Beta shareholders will keep their current certificates. Red River shareholders will receive stock certificates for the Beta shares at closing.

Q:     WHAT IS REQUIRED TO APPROVE THE MERGER AND THE STOCK OPTION PLAN?

A: The written consent by the shareholders owning a majority of the issued and outstanding shares of Beta to the merger and the stock option plan is required under applicable law. Such approval is a condition for closing the merger and approving the stock option plan.

Q:     WHO CAN CONSENT TO THE MERGER AND THE STOCK OPTION PLAN?

A: Only holders of record of the Beta common stock and the Red River common stock as of the close of business on January 12, 2000 will be entitled to consent to the merger and approve the merger agreement and the stock option plan.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER BE ENTITLED TO CONSENT ON MY BEHALF?

A: Your broker will be entitled to complete and sign the Consent Form with respect to the number of shares beneficially owned by you only if you provide your broker with instructions regarding your preference to consent to, or withhold consent as to, the merger, the merger agreement and the stock option plan.

Q:     WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

A: We expect to complete the merger as soon as possible after receiving written consent from the shareholders owning a majority of the issued and outstanding shares of Beta, BUT NOT EARLIER THAN ____, 2000. We are requesting such consents be returned by no later than February ____, 2000.

Q:     WILL I BE ABLE TO SELL MY SHARES OF BETA COMMON STOCK?

A: Beta common stock, is listed on the Nasdaq Small Cap Market and unless you are subject to special restrictions your stock is freely tradable.

Q:     WHOM SHOULD I CALL IF I HAVE ANY QUESTIONS?

A: Beta shareholders who have questions about the merger may call and speak to any Beta corporate officer at (800) 866-8055.

                                     SUMMARY

THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROXY STATEMENT AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE MERGER MORE FULLY AND FOR A MORE COMPLETE DESCRIPTION OF THE LEGAL TERMS OF THE MERGER, YOU SHOULD READ CAREFULLY THIS ENTIRE DOCUMENT. THE MERGER AGREEMENT IS ATTACHED AS ANNEX A. WE ENCOURAGE YOU TO READ THE MERGER AGREEMENT. IT IS THE LEGAL DOCUMENT THAT GOVERNS THE MERGER. THE STOCK OPTION PLAN IS ALSO ATTACHED AS ANNEX D AND WE ENCOURAGE YOU TO READ IT.

THROUGHOUT THIS DOCUMENT WHEN WE USE THE TERM "BETA", "WE", "US" AND "OUR", WE ARE REFERRING TO BETA OIL AND GAS, INC. IF THE CONTEXT IN WHICH SUCH TERM IS USED IS PRIOR TO THE COMPLETION OF THE MERGER AND THE COMBINED COMPANY IF THE CONTEXT IN WHICH SUCH TERM IS USED IS AFTER THE COMPLETION OF THE MERGER. THE REFERENCE THROUGHOUT THIS DOCUMENT TO "THE COMBINED COMPANY" REFERS TO BETA. REFERENCES TO "RED RIVER" MEAN RED RIVER ENERGY, INC. AND ITS WHOLLY OWNED SUBSIDIARY, RED RIVER ENERGY, LLC.

THE COMPANIES

BETA (SEE PAGES ____)

Beta is an oil and gas company organized in June 1997 to participate in the exploration and production of natural gas and crude oil. Our operations are currently focused in proven oil and gas producing trends primarily in South Texas, Louisiana and Central California. Our wholly owned subsidiary, BETAustralia, LLC, participates in the exploration for oil and gas in Australia.

To date, we have relied almost exclusively on joint ventures with qualified operating oil and gas companies to operate our projects through the exploratory and production phases. This has reduced general and administrative costs necessary to conduct operations. As of the date of this document, we were operating only one of our projects.

We believe that 3-D seismic surveys have reduced the risk of oil and gas exploration in certain areas. Recognizing this change, we have participated in the acquisition of prospective acreage blocks for targeted, proprietary, 3-D seismic surveys. From the data generated by the initial proprietary seismic surveys, covering 313 square miles, we have identified in excess of 100 potential drillsites.

RED RIVER (SEE PAGES ____)

Red River Energy, Inc. was formed in 1997 and commenced operations in early 1998. After September 30, 1999, the members of Red River Energy, L.L.C. exchanged their interests in the L.L.C. for shares of stock in Red River Energy, Inc. As a result, Red River Energy, L.L.C. became a single member limited liability company which is wholly owned by Red River Energy, Inc. Most of the Red River assets are held by and the operations conducted by Red River Energy, L.L.C. Red River's operations to date have consisted primarily of the acquisition and operations of producing oil and gas properties in central Oklahoma and drilling and development operations involving coal bed methane reserves in eastern Oklahoma. Red River also owns a natural gas gathering system.

Its principal focus is on the acquisition of desirable producing oil and gas properties, with the intent of enhancing the production and revenues from the properties through efficient operations, aggressive marketing efforts, drilling on available development locations and conducting workover and enhanced recovery operations.

Red River has a management team with substantial experience in the evaluation, acquisition, operation and marketing of oil and gas reserves. At December 1, 1999, Red River had 14 full-time employees, including 7 professionals with a combined total of 120 years of experience in the oil and gas business. It is expected that after the merger, these persons will all continue to be employed by Red River, which will be renamed Beta Operating Company, and will act primarily as the producing property acquisition and operating team of Beta.

THE MERGER (SEE PAGES ____)

GENERAL. In the merger, Beta Acquisition Company, our wholly owned subsidiary, will merge into Red River, with Red River being the surviving company. Following the completion of the merger, Red River will be a wholly-owned subsidiary of Beta, and each of the 1,000 shares of Red River common stock will be converted into 2,250 shares of Beta common stock. Beta will issue a total of 2,250,000 shares of Beta stock to the Red River shareholders.

RECOMMENDATION OF THE BETA BOARD. The Beta board of directors believes that the proposed merger and the share issuance are fair to and in the best interests of Beta and its shareholders and has unanimously approved the merger agreement. The Beta board unanimously recommends that the shareholders of Beta vote in favor of the adoption of the merger agreement and the merger.

EXCHANGE OF STOCK CERTIFICATES. At the closing of the merger, each Red River stockholder will receive a certificate representing the number of shares of Beta common stock into which the Red River stockholder's shares have been converted.

APPRAISAL RIGHTS. Beta shareholders are not entitled to appraisal rights under Nevada Law. Dissenting Red River shareholders are entitled to appraisal rights under Oklahoma law. However, a condition of closing the merger under the merger agreement is the requirement that all of the Red River shareholders will have waived their rights to an appraisal of the "fair value" of their Red River common stock.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES. The merger is intended qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. As such a reorganization, generally no gain or loss will be recognized for United States federal income tax purposes by the shareholders of Red River upon the exchange of their Red River common stock for shares of Beta common stock in the merger. Shareholders of Red River are urged to consult their own tax advisors regarding the specific tax consequences to them of the merger, including the application of state, local and foreign tax laws, as well as federal tax laws.

ACCOUNTING TREATMENT. The merger is intended to be accounted for as a pooling of interests under applicable accounting rules. However, there is no assurance it will be accounted for as a pooling of interests.

RECORD DATE. You may vote for approval of the merger by written consent if you owned Beta common stock on January 12, 2000, the record date. You may cast one vote for each share you own.

DIRECTORS AND OFFICERS OF BETA AFTER MERGER. The board of directors after the merger will consist of six directors, including Rolf N. Hufnagel, who as President of Red River is required under the merger agreement to be appointed as an additional director of Beta. Mr. Lawrence Horwitz, a current director of Beta, will resign form the Beta board of directors when Mr. Hufnagel is appointed to the Beta board. The officers of Beta after the merger will continue to be the same persons serving in the same positions as of the date of this document.

SHAREHOLDERS' CONSENT (SEE PAGE ____)

Approval of the merger agreement and the merger which upon completion will result in the issuance of shares of Beta common stock to the Red River shareholders will require the written consent of the holders of a majority of the issued and outstanding shares of Beta common stock. Our management and employees own 28% of the issued and outstanding Beta common stock and will consent to the adoption of the merger agreement and the merger. All of the Red River shareholders signed the merger agreement and agreed to vote their shares in favor of the merger.

Once we receive your consent, it is not revokable.

TERMS OF MERGER AGREEMENT

(SEE PAGES _________)

The Agreement and Plan of Merger is attached to this document as APPENDIX A. You are encouraged to read the merger agreement in its entirety as it is the legal document which will govern the merger.

GENERAL. The merger agreement provides that our wholly owned subsidiary, Beta Acquisition Company, Inc., an Oklahoma corporation will be merged with and into Red River. The name of the surviving corporation will be changed to Beta Operating Company. As a result of the merger, the Red River shareholders will receive 2,250 shares of Beta common stock for each share of Red River common stock owned by them or a total of 2,250,000 shares of Beta common stock.

In addition, we will execute a guaranty of Red River's indebtedness to the Bank of Oklahoma in substitution of the personal guarantees of the Red River shareholders. The Red River shareholders have personally guaranteed approximately $3,000,000 of the total $7,600,000 of indebtedness to the Bank of Oklahoma.

CONDITIONS TO THE Merger. The completion of the merger depends upon the satisfaction of various conditions, including:

o requisite approval of the merger agreement and the merger by our shareholders and the Red River shareholders;

o receipt of all necessary authorizations, consents and approvals of governmental agencies, authorities and other third parties;

o absence of any litigation, action or proceeding whether pending or threatened before any consent or governmental agency seeking to restrain or prohibit the merger or having a material adverse effect on the value of the business, assets or properties or the stock of either party to the merger agreement;

o waiver of the Red River shareholders' rights for an appraisal of their Red River common stock under Oklahoma law.

o absence of any material adverse change in the financial condition, business, properties or assets of either party to the merger agreement; and

o Each party may, at its option, waive the satisfaction of any condition to such party's obligations under the merger agreement. Even if the shareholders of Beta and Red River approve the merger, it is not certain that the merger will be completed.

SOLICITATION. Until completion or termination of the merger, the Red River shareholders and Red River are not permitted to enter into, request, solicit or engage in any discussions, negotiations, understandings or agreements with anyone other than Beta or its subsidiary relating to the merger consolidation or sale of Red River or its stock, properties and assets other than in the ordinary course of business.

TERMS OF MERGER AGREEMENT
(CONTINUED)

REGISTRATION OF SHARES. We are obligated under the Merger Agreement to register the 2.25 million shares of Beta common stock which will be issued to the Red River shareholders upon completion of the merger. Such registration shall permit the resale in the market from time to time of such shares by the Red River Shareholders or certain of their assignees. We are required to prepare and file such registration statement by no later than March 31, 2000. We are further required to use our best efforts to have the registration statement declared effective promptly after such filing, although we have no control over the timing of the effectiveness of such registration statement.

We are permitted to suspend the effectiveness of or the availability of the registration statement for resale of such shares if certain conditions which we consider would be significantly disadvantageous due to, among other conditions, the existence of a material financing or other matured transaction not publicly disclosed or the unavailability of required financial statements beyond our control. Any such suspension shall continue until such disadvantageous condition is removed or 60 consecutive days or 180 days in any 12 month period.

The Red River Shareholders are also given piggyback registration rights which obligates Beta to include their shares in any subsequent registration statement filed by Beta with the Securities Exchange Commission.

FEES AND EXPENSES. Each party to the merger agreement is required to pay its own expenses, including attorneys' fees and costs if the merger is completed or the merger agreement is terminated by mutual consent or the merger is not completed by March 31, 2000.

TERMINATION. The merger agreement may be terminated by written notice under certain circumstances, including:

o      the mutual consent of the parties;

o a party if the other party misstated to any material extent any representation or warranty made in the merger agreement or any covenant, undertaking or restriction contained in the merger agreement if such misstatement or breach has not been cured within the earlier of 30 days after notice of the misstatement or breach or the date of closing of the merger agreement;

o either party if the merger is not completed on or prior to March 31, 2000 so long as such party is not the cause for such failure of completion; and

o the party receiving exhibits, schedules or attachments to the merger agreement from the other party if such party determines that the information disclosed in any such document would materially adversely affect the economics, financial or business considerations of the merger as previously determined by such party and such party objects by 10 days written notice to such document.

COMPARATIVE PER SHARE MARKET PRICE INFORMATION (SEE PAGE ____)

Beta common stock is listed on the Nasdaq Small Cap Market under the symbol "BETA". On November 18, 1999, the last full trading day on the Nasdaq Small Cap Market prior to the public announcement of the proposed merger, Beta common stock closed at $8 1/8 per share. On January 11, 2000, Beta common stock closed at $6 9/16 per share.

RISK FACTORS (SEE PAGES _________)

In evaluating the proposed merger under the merger agreement, the shareholders of Beta and the Red River Shareholders should consider in their entirety the various risk factors discussed on pages ____ through ____ of this document, including among other factors:

o the possible inability of integrating the independent operations of Beta and Red River and realizing the benefits of the merger;

o the uncertainty of the market price of the Beta common stock following the merger;

o the dilution which will be experienced by our shareholders following the merger;

o the exposure of the Red River shareholders to potentially different risks than those associated with their investment in Red River.

o the loss of possible opportunities which could be realized by the Red River shareholders if Red River remained an independent company under its current management;

o Beta's limited operating history, its limited developed property interests and the accumulated operating losses it has incurred since its inception;

o the need by the combined company for additional financing in the immediate future to fund its growth and the uncertainty of its ability to raise such financing; and

COMPARATIVE SHAREHOLDER RIGHTS

(SEE PAGES _____________)

When the merger is completed, the Red River shareholders who receive Beta common stock as a result of the merger will be shareholders of Beta.

Their rights after the merger will be governed by our articles of incorporation, bylaws and Nevada law. Certain differences between the rights of holders of the Red River common stock and those of holders of Beta common stock are summarized on pages ______ to ______.

LISTING OF BETA COMMON STOCK

(SEE PAGES __________)

As a condition of the merger agreement, we will list the shares of Beta common stock to be issued in the merger on the Nasdaq Small Cap Market or the National Market System if we are then qualified for listing on that stock exchange.

THE STOCK OPTION PLAN

 (SEE PAGES _____________)

In addition to approving the merger agreement and the merger, each holder of Beta common stock is being asked to consent to the adoption of Beta's Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan. The stock option plan was adopted by our board of directors on August 27, 1999 for the benefit of our employees. A total of 700,000 shares of Beta common stock representing 7.4% of the issued and outstanding Beta common stock on the date of this document have been reserved for issuance upon exercise of the options to be granted under the stock option plan to our employees, officers and directors as incentive compensation to encourage them to contribute to our future success through their collective efforts.

The terms of the stock option plan are discussed on the pages listed above. Stock options which may be exercised immediately upon shareholder consent for a total of 97,500 shares of Beta common stock have been granted to a total of 6 employees. Of this amount, stock options for a total of 95,000 shares of Beta common stock have been granted to our officers and directors.

The exercise price of the stock options will be no less than the fair market of Beta common stock as quoted on the over-the-counter market at the close of market on the date each such stock options are granted to the optionees.

                     SUMMARY FINANCIAL INFORMATION FOR BETA

The following table presents selected historical financial data for Beta derived from Beta's Financial Statements. The following data is only a summary and should be read with Beta historical financial statements and related notes contained in this document. These financial statements provide further information about significant events that impacted Beta's financial condition.

                                      FOR THE PERIOD
                                           FROM
                                         INCEPTION                       THE NINE        THE NINE
                                         (JUNE 6,         THE YEAR        MONTHS          MONTHS
                                         1997) TO          ENDED          ENDED           ENDED
                                         DECEMBER        DECEMBER       SEPTEMBER       SEPTEMBER
                                         31, 1997        31, 1998        30, 1998        30, 1999
                                       -----------     -----------     -----------     -----------
                                                                       (UNAUDITED)     (UNAUDITED)
REVENUES

        Oil and gas sales              $      --       $      --       $      --       $   375,595
                                       -----------     -----------     -----------     -----------

COSTS AND EXPENSES:

         Lease operating expense              --              --              --            24,141
         General and administrative        245,452         746,769         555,608         883,727
         Impairment expense                   --         1,670,691       1,618,432           1,227
         Depreciation and depletion
           expense                           1,530          11,883           8,853         163,002
                                       -----------     -----------     -----------     -----------
             Total costs and
               expenses                    246,982       2,429,343       2,182,893       1,072,097
                                       -----------     -----------     -----------     -----------

LOSS FROM OPERATIONS                      (246,982)     (2,429,343)     (2,182,893)       (696,502)

OTHER INCOME AND (EXPENSE):

        Interest expense                      --              --              --        (2,965,172)


        Interest income                     45,409          44,843          39,867          17,822

                                       -----------     -----------     -----------     -----------
NET LOSS                               $  (201,573)    $(2,384,500)    $(2,143,026)    $(3,643,852)
                                       ===========     ===========     ===========     ===========

BASIC AND DILUTED LOSS
PER COMMON SHARE                       ($      .05)    ($      .37)    ($     0.35)    ($     0.46)
                                       ===========     ===========     ===========     ===========

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING                4,172,662       6,366,923       6,154,036       7,852,341
                                       ===========     ===========     ===========     ===========


                                DECEMBER 31,      DECEMBER 31,      SEPTEMBER 30,
                                    1997              1998               1999
                               --------------    --------------    ---------------
                                                                     (Unaudited)
Working capital                $ 3,117,351        $   (96,457)       $   593,640
Oil and gas properties, net    $ 5,900,794        $13,183,304        $18,844,182
Total assets                   $ 9,921,057        $13,618,471        $20,330,761
Total liabilities              $   870,847        $   319,129        $   208,338
Stockholder's equity           $ 9,050,210        $13,299,342        $20,122,423

                   SUMMARY FINANCIAL INFORMATION OF RED RIVER

       The following table presents selected historical financial data for Red River derived from Red River's Financial Statements. The following data is only a summary and should be read with Red River historical financial statements and related notes contained in this document. These financial statements provide further information about significant events that impacted Red River's financial condition.

                                        THE YEAR        THE NINE        THE NINE
                                         ENDED        MONTHS ENDED    MONTHS ENDED
                                      DECEMBER 31,    SEPTEMBER 30,   SEPTEMBER 30,
                                          1998            1998           1999
                                      -----------     -----------     -----------
                                                      (UNAUDITED)     (UNAUDITED)
REVENUES

        Oil and gas sales             $   865,356     $   324,465     $ 2,009,500
                                      -----------     -----------     -----------
COSTS AND EXPENSES:

        Lease operating expense           316,533         128,921         974,619
        General and administrative        685,573         452,345         506,302
        Depreciation and depletion
          expense                         182,747          69,814         309,734
                                      -----------     -----------     -----------
            Total costs and
              expenses                  1,184,853         651,080       1,790,655
                                      -----------     -----------     -----------

INCOME  (LOSS) FROM OPERATIONS           (319,497)       (326,615)        218,845

OTHER INCOME AND (EXPENSE):

     Gain (loss) on sale of fixed
       assets                             (20,000)           --             2,437

        Interest expense                 (168,851)        (62,076)       (366,871)

        Other, net                         (1,318)         (2,327)         (2,606)

                                      -----------     -----------     -----------
NET LOSS                              $  (509,666)    $  (391,018)    $  (148,195)
                                      ===========     ===========     ===========


                                    DECEMBER 31,       SEPTEMBER 30,
                                        1998               1999
                                   --------------    ---------------
                                                       (Unaudited)
Working capital                    $   (92,758)       $(1,210,979)
Oil and gas properties, net        $ 6,230,565        $ 8,237,177
Total assets                       $ 7,658,080        $11,052,637
Total liabilities                  $ 6,927,835        $10,481,687
Member's equity                    $   730,245        $   570,950

          SELECTED UNAUDITED PRO FORMA COMBINED SUMMARY FINANCIAL DATA
                              OF BETA AND RED RIVER

The merger is intended to be accounted for as a pooling of interests, which means that for future accounting and financial reporting purposes, we will treat our companies as if they had always been combined. However, there is no assurance that it will be accounted for as a pooling of interests.

The unaudited pro forma financial information presented below reflects the pooling of interests method of accounting and is intended to give you a better picture of what our businesses might have looked like had they always been combined. We prepared the pro forma income statement and balance sheet by adding or combining the historical amounts for each company. We then made certain adjustments to the combined amounts. Red River and Beta have fiscal years ending on December 31. The pro forma balance sheet data combine Beta's and Red River's financial positions as of the balance sheet date.

In connection with the merger, Beta and Red River will incur approximately $100,000 (pre tax) in nonrecurring merger costs related to legal, accounting, consulting and other costs. These costs will be charged to the combined results of operations during the current year and are not reflected in the pro forma information.

The pro forma information also does not reflect any additional expenses or any cost savings and other synergies anticipated by Beta's management as a result of the merger. The companies may have performed differently if they had actually been combined. You should not rely on the pro forma information as being indicative of the actual historical results that we would have had or the future results that we will experience after the merger.

All pro forma per share data are based on the number of outstanding shares of Beta common stock adjusted to include the number of additional shares of Beta common stock that would have been issued in the merger if it had occurred as of January 1, 1998. The Red River Pro Forma Equivalent data is calculated by multiplying the Beta Pro Forma Combined data by the exchange ratio of 2,250 shares of Beta common stock for each share of Red River common stock.

                SUMMARY UNAUDITED PRO FORMA FINANCIAL INFORMATION
                            FOR THE COMBINED COMPANY

                                              THE YEAR           THE NINE          THE NINE
                                                ENDED          MONTHS ENDED      MONTHS ENDED
                                             DECEMBER 31,      SEPTEMBER 30,     SEPTEMBER 30,
                                                 1998              1998              1999
                                             -------------     -------------     -------------
REVENUES

        Oil and gas sales                    $     865,356     $     324,465     $   2,385,095

COSTS AND EXPENSES:                              3,614,196         2,833,973         2,962,752
                                             -------------     -------------     -------------

LOSS FROM OPERATIONS                            (2,748,840)       (2,509,508)         (577,657)

OTHER INCOME AND (EXPENSE):                       (145,326)          (24,536)       (3,314,390)

                                             =============     =============     =============
NET LOSS                                     $  (2,894,166)    $  (2,534,044)    $  (3,892,047)
                                             =============     =============     =============

BASIC AND DILUTED LOSS
PER COMMON SHARE                                     (0.34)            (0.30)            (0.39)
                                             =============     =============     =============

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING                        8,616,923         8,404,036        10,102,341
                                             =============     =============     =============


                                               SEPTEMBER 30,
                                                   1999
                                              --------------
                                                (Unaudited)
Working capital ..........................    $    (717,339)
Oil and gas properties, net ..............    $  27,081,359
Total assets .............................    $  31,283,398
Total liabilities ........................    $  10,690,025
Stockholder's equity .....................    $  20,593,373

                                  RISK FACTORS

       IN DECIDING WHETHER TO APPROVE THE MERGER, THERE ARE A NUMBER OF RISKS, SOME OF WHICH ARE INHERENT IN THE OIL AND GAS INDUSTRY, WHICH YOU SHOULD CONSIDER IN CONNECTION WITH THE MERGER AND THE ACQUISITION OF SHARES OF BETA COMMON STOCK FOLLOWING THE MERGER. YOU SHOULD CAREFULLY CONSIDER THESE RISKS ALONG WITH THE OTHER INFORMATION CONTAINED IN THIS DOCUMENT. THE RISKS DISCUSSED BELOW SHOULD NOT BE CONSIDERED AS EXHAUSTIVE OF ALL OF THE RISKS WHICH MAY BE INVOLVED IN THE MERGER AND THE ACQUISITION OF SUCH SHARES. YOU SHOULD ALSO REFER TO "FORWARD LOOKING STATEMENTS" ON PAGE ______.

       WE MAY NOT SUCCEED IN INTEGRATING THE SEPARATE AND INDEPENDENT OPERATIONS OF BETA AND RED RIVER AND REALIZE THE BENEFITS WE ARE SEEKING IN THE MERGER.

       Realization of the benefits sought from the merger will depend upon the ability of Beta and Red River as a combined company to integrate successfully the separate management, properties, activities and operations as currently in place. We may not be able to integrate our operations with those of Red River without the loss of key employees, customers or suppliers; loss of revenues; increases in operating or other costs; or other difficulties which may arise as a result of the merger. If we are unable to better utilize the revenues of the two companies on a combined basis as compared to the separate revenues of each company on a stand alone basis and achieve integration in a timely and coordinated manner, the financial condition, operating results and cash flow of either or both companies to the merger could be adversely affected. We may not be able to realize the operating efficiencies and other benefits sought from the merger.

       THE VALUE OF SHARES OF BETA COMMON STOCK TO BE RECEIVED BY THE RED RIVER SHAREHOLDERS COULD DECREASE, DEPENDING ON THE FUTURE TRADING PRICE OF SUCH SHARES.

       The number of shares of Beta common stock which the Red River shareholders will receive in the merger is fixed, except for any limited adjustment required to be made for a breach or misstatement by either Red River or the Red River shareholders, or us as provided in the merger agreement. The value of such shares will depend on the trading price of our common stock following the merger. The market price of the shares of Beta common stock received by a Red River shareholder could be depressed if such shareholder were to sell a large block of such shares on The Nasdaq Stock Market at any one time.

       EXISTING SHAREHOLDERS OF BETA COMMON STOCK WILL EXPERIENCE DILUTION AS A RESULT OF THE MERGER.

       The merger agreement provides that the Red River shareholders will receive 2.25 million shares of Beta common stock upon the closing of the merger. Such number of shares represents approximately 24% of the total issued and outstanding shares of Beta common stock as of the date of this document. While we believe that beneficial synergies will result from the merger, it is uncertain that the combining of the management, resources, properties and operations of the two companies will achieve the efficiencies of operations, increased development of the oil and gas production and enhanced financial condition of the combined company superior to that which may be achieved by each company on a stand alone basis. The time period when the benefits of the merger can be achieved, if at all, is also uncertain.

       In addition to reducing the percentage ownership of each existing shareholder of Beta common stock, the issuance of the shares of Beta common stock in connection with the merger may have the effect of reducing our net income per share from current levels or levels which may otherwise be expected. This could reduce the market price of the shares of our common stock following the merger unless revenue growth or cost savings and other business synergies sufficient to offset the effect of such issuance can be achieved, which is uncertain.

       Further dilution would occur if we were to terminate the services of our President and Chairman of the Board of Directors, Mr. Steve A. Antry. Under his employment contract, dated June 23, 1997, if Mr. Antry's employment is terminated by us without cause, we are required, among other items, to grant Mr. Antry over a 5 year term an option to purchase shares of Beta common stock equal to 10% of the then issued and outstanding shares of Beta common stock at an exercise price equal to the lesser of 60% of the fair market value of the shares during the 60 day period preceding the termination notice or $3.00 per share.

       FUTURE SALES OF SUBSTANTIAL BLOCKS OF BETA COMMON STOCK ON THE OVER-THE-COUNTER MARKET COULD HAVE A DEPRESSIVE EFFECT ON THE MARKET PRICE OF BETA COMMON STOCK AND ADVERSELY AFFECT THE VALUE OF THE STOCK CONSIDERATION RECEIVED BY THE RED RIVER SHAREHOLDERS.

       As of the date of this document, there were 9,415,657 shares of Beta common stock issued and outstanding. Of this amount, 6,286,657 shares of Beta common stock were freely tradable on the Nasdaq Small Cap Market market. 3,129,000 shares of Beta common stock were either subject to lock-up agreements or were "restricted securities" which are subject to the transfer restrictions under Rule 144 of the Securities Act of 1933.

       As of the date of this document, we have issued unexercised warrants to purchase up to 2,140,518 shares of Beta common stock and stock options to employees to purchase up to 97,500 shares of Beta common stock. We are obligated by March 31, 2000 to register 459,000 shares of Beta common stock which were issued in connection with note and common stock purchase agreements dated January and March, 1999.

       Under the merger agreement, we are obligated to prepare and file a shelf registration statement by no later than March 31, 1999 to include all 2.25 million shares of Beta common stock which will be issued to the Red River shareholders for the purpose of registering the resale in the market from time to time of such shares by such shareholders or their potential assignees. As a result of such registration as well as the registration of the 459,000 shares underlying the warrants and the eligibility of 2,670,000 shares for sale in the next six months, a total of 5,379,000 shares will become freely tradable when the registration statement is declared effective by the SEC. Sales of substantial blocks of common stock by our shareholders at any time in the future would have a depressive effect on the market price of Beta common stock. Shareholders wishing to sell their shares of our common stock in the future may either be unable to sell their shares at a particular time due to a lack of purchase demand for such shares or may end up selling their shares at depressed market prices.

       VARIOUS FACTORS, INCLUDING FLUCTUATIONS IN OIL AND GAS PRICES, ECONOMIC CONDITIONS, ENVIRONMENTAL AND OTHER REGULATIONS, COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS AND MAY CAUSE CONSIDERABLE VOLATILITY IN THE MARKET PRICE OF OUR COMMON STOCK.

       The market value of our Beta common stock may vary significantly in response to changes in our quarterly results of operations. We expect to experience substantial fluctuations in oil and gas prices due to changes in the supply of and demand for oil and gas which may be caused by

       -      weather conditions,

       -      political conditions in the Middle East and other regions,

       -      domestic and foreign reserves and supply of oil and gas,

       -      the price and availability of alternative fuels,

       -      the level of consumer demand, or

       -      general economic and market conditions.

       In addition, our revenues will be affected by the successful efforts or failure of our third party operators to drill exploratory wells in the unproven prospects in which we have an interest, the availability of a ready market for the oil and gas production from the wells in which we have an interest and the proximity of such well sites to pipelines and production facilities. Drilling, completion and other costs and expenses will be affected by various market factors over which neither we nor our third party operators may have any control. Due to the uncertainty of our revenues, expenses and profits or losses, the market price of our stock may be volatile in the future.

       THE RED RIVER SHAREHOLDERS MAY LOSE AN OPPORTUNITY TO REALIZE THE BENEFITS OF RED RIVER AS AN INDEPENDENT COMPANY.

       As a result of the merger, the Red River shareholders will lose the chance to invest directly in the exploitation and development of Red River's existing oil and gas properties or the acquisition by Red River additional oil and gas properties and the return on their investment which otherwise may be realized by them if Red River were to remain an independent company. Because we will be in control of the management and operation of Red River (i.e., whose name will be changed to Beta Operating Company, Inc.") as our wholly owned subsidiary, we may make strategic and operational decisions which may differ from those of Red River's current management. It is possible that Red River's current management, if Red River were to remain independent, could make better decisions than those which may be made by us and which could result in economic performance superior to that of the combined company.

       Unlike Red River, we do not act as the operator of substantially all of our properties. The combined company, unlike Red River, will be dependent on, to a larger extent, the decisions and control of third party operators in the development of its properties.

       Red River is currently the operator of a substantial portion of the oil and gas properties in which it has an interest. We are a non-operating interest owner in all of the properties in which we have an interest. We have entered into joint operating agreements with third party operators for the conduct and supervision of drilling, completion and production operations of our wells. The success of the drilling, development and production of the oil and gas properties in which we have an interest is substantially dependent upon the decisions of such third party operators and their diligence to comply with various laws, rules and regulations affecting such properties. The failure of any third party operator to

       -      make decisions,

       -      perform their services,

       -      discharge their obligations,

       -      deal with regulatory agencies, and

       - comply with laws, rules and regulations affecting the properties in which we have an interest, including environmental laws and regulations in a proper manner could result in material adverse consequences to our interest in any affected properties, including substantial penalties and compliance costs. Such adverse consequences could result in substantial liabilities to us, which could negatively affect our results of operations of the combined company following the merger. The Red River shareholders, as owners of our common stock, will be subject to such adverse consequences which will be beyond their ability to control as is the case with the properties currently operated by Red River.

       BETA HAS A LIMITED OPERATING HISTORY, HAS LIMITED DEVELOPED PROPERTY INTERESTS AND HAS INCURRED OPERATING LOSSES SINCE ITS INCEPTION.

       We were incorporated in June, 1997 and are considered to be an early stage company. We have a limited operating history and are subject to the risks associated with early stage companies. Since our inception, we have incurred operating losses. As of September 30, 1999, we had an accumulated deficit of $6.2 million. If we are unable to generate positive cash flow from our oil and gas operations, the combined company may continue to incur losses following the merger, even though the oil and gas operations of Red River are profitable. The ability of the combined company to achieve profitability based on our limited operating history and our sustained losses is uncertain. The Red River shareholders' investment in the oil and gas operations of the combined company could be adversely affected by such losses and accumulated deficit in contrast to their investment in Red River as a stand alone company.

       THE COMBINED COMPANY WILL NEED ADDITIONAL FINANCING IN THE NEXT SIX MONTHS TO FUND ITS AGGRESSIVE GROWTH STRATEGY AND FAILURE TO OBTAIN SUCH FINANCING WOULD NOT ONLY HAMPER ITS ABILITY TO EXPAND ITS OIL AND GAS OPERATIONS BUT COULD RESULT IN A CONTRACTION OF ITS BUSINESS AND ACTIVITIES.

       We will continue our aggressive program to identify, acquire and develop exploratory projects that meet certain criteria in the year 2000 and the future years after such year. This program will require large amounts of capital in excess of the anticipated working capital from the combined operations of our company and Red River. Our ability to raise additional capital through public or private debt or equity financing to meet our financial requirements is uncertain. We may not be able to raise such funds. Failure to raise such additional funds could materially adversely affect

       - our ability to participate in wells proposed to be drilled and the potential economic benefit that such wells might generate,

       -      our plans for aggressive expansion of our exploration activities,

       - our ability to take advantage of opportunities to acquire interests in future projects on favorable terms, and

       -      our financial condition.

       Without the availability of additional funds, we may be required to

       -      reduce our operations and business activities,

       -      forfeit our interest in wells that are proposed to be drilled,

       -      farm-out our interest in proposed wells,

       - sell a portion of our interest in proposed wells and use the sale proceeds to fund our participation for a lesser interest, and

       -      reduce our general and administrative expenses.

       If additional financing is obtained by us, such financing

       -      may not be available on terms that are advantageous to us,

       - would dilute the percentage stock ownership of existing shareholders, including Red River shareholders who acquire shares of Beta common stock, if additional equity securities are issued to raise the additional financing, and

       - could result in the issuance of additional equity securities which may have better rights, preferences or privileges than are available with respect to shares of Beta common stock held by our then existing shareholders.

       THE ACQUISITION OF SHARES OF BETA COMMON STOCK MAY EXPOSE THE RED RIVER SHAREHOLDERS TO DIFFERENT RISKS THAN THOSE ASSOCIATED WITH RED RIVER.

       Red River's oil and gas property interests which are located exclusively in Oklahoma, are for the most part operated exclusively by Red River, are developed properties with oil and gas production having both proved oil and gas reserves and proved developed oil and gas reserves, and are more weighted toward the production of natural gas. The oil and gas properties in which we and our subsidiary, BETAustralia, LLC, owns an interest are located primarily in South Texas, Louisiana, Central California and Australia, substantially all of which are not operated by us, and are for the most part exploratory and undeveloped properties without any significant proved developed or proved reserves. Our exploratory operations are weighted primarily toward the production of gas to the extent we are successful in finding reserves.

       The Red River shareholders may be exposed to risks, including among others, the following risks as a consequence of the merger:

       - Substantial risks involved with exploratory drilling of unproven oil and gas properties and the uncertainty of production in commercial quantities,

       - risks associated with dependence on third party operators to drill and complete wells,

       - risks associated with fluctuations in gas prices in the United States and Australia,

       - risks associated with production to the extent of production, if any, from exploratory wells in Australia in which we will have an interest,

       - possible declines in production at faster rates than onshore production in Oklahoma,

       - possible damage to facilities and interruption of production relating to offshore due to severe weather disturbances, which losses may not be insured or insurable,

       - risks of war, strikes, forced renegotiations or modification of existing contracts, import, export and transportation regulations and tariffs, variances in taxation and policies, affecting foreign trade and investments, exchange controls, currency fluctuations and devaluations relating to our international offshore operations, and

       - variances in the laws, rules and regulation of oil and gas activities and compliance requirements, including environmental regulations, imposed by Australia and the states of Texas, Louisiana and California as compared to those of Oklahoma, and the incurrence of additional costs and delays in operations and the imposition of penalties which may relate to such regulatory variances.

       OUR OIL AND GAS ACTIVITIES ARE SUBJECT TO VARIOUS RISKS WHICH ARE BEYOND OUR CONTROL.

       - Our operations are subject to many risks and hazards incident to exploring and drilling for, producing, transporting, marketing and sale of oil and gas. Although we or the third party operator of the properties in which we have an interest may take precautionary measures, many of these risks and hazards are beyond our control and unavoidable under the circumstances. Many of these risks or hazards could materially and adversely affect our revenues and expenses, production of oil and gas in commercial quantities, the rate of production and the economics of the development of, and our investment in the prospects in which we have or will acquire an interest. Any of these risks and hazards could materially and adversely affect our financial condition, results of operations and cash flows. Such risks and hazards include:

       - Human error, accidents, labor force and force majeure factors that may cause personal injuries or death to persons and destruction or damage to equipment and facilities,

       - Blowouts, fires, pollution and equipment failures that may result in damage to or destruction of wells, producing formations, production facilities and equipment,

       -      Unavailability of materials and equipment,

       -      Engineering and construction delays,

       -      Unanticipated transportation costs and delays,

       -      Unfavorable weather conditions,

       - Hazards resulting from unusual or unexpected geological or environmental conditions,

       -      Environmental regulations and requirements,

       - Accidental leakage of toxic or hazardous materials, such as petroleum liquids or drilling fluids into the environment,

       - Changes in laws and regulations, including laws and regulations applicable to oil and gas activities or markets for the oil and gas produced,

       - Fluctuations in supply and demand for oil and gas causing variations within the prices we receive for our oil and gas production,

       - The internal and political decisions of OPEC and oil and gas producing nations and their impact upon oil and gas prices.

       As a result of these risks, expenditures, quantities and rates of production, revenues and cash operating costs may be affected materially and adversely and may differ materially from those anticipated by us.

       OUR COMPUTER SYSTEM OR OUR OPERATIONS COULD EXPERIENCE FAILURE IF EITHER OUR COMPUTER SYSTEM OR THOSE SYSTEMS OF OUR THIRD PARTY OPERATORS OR OUR VENDORS, SUPPLIERS OR TRANSPORTERS OF OIL AND GAS PRODUCTION IN WHICH WE HAVE AN INTEREST ARE DISRUPTED BY THE YEAR 2000 PROBLEM.

       The combining of the Red River operations with our operations and systems could create or result in Year 2000 ("Y2K") problems, which could materially and adversely impact our operations and financial results.

       We utilize a number of computer programs across our entire operation. While we have taken certain action to determine the extent of, and address possible remedial efforts in connection with, any Y2K problem, a Y2K problem could result in a major system failure or miscalculation.

       A Y2K problem is the result of computer programs being written using two digits rather than four to define the applicable year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. Any machine or equipment (i.e., such as a telephone system, postage meter and computer) using embedded computer technology is susceptible to this problem.

       We have reviewed all of our equipment and have determined that all of our equipment and systems are Y2K compliant. We believe that as a consequence of the actions taken by us, the impact internally on our day-to-day operations will not be significant and that no valuable information is expected to be lost. We back up all computer systems daily to protect us against data loss. We have a system that uses 10 rotating back-up tapes as a safeguard against having a type that is unreadable.

       The cost of bringing our technology into Y2K compliance has been approximately $5,000 and is not expected to exceed this amount. This relative small cost of compliance is due to the availability for the most part of "patches" or programs designed to make software Y2K compliant from manufacturers for little no cost and the ability to upgrade our systems in-house without relying to an significant extent on outside consultants.

       We believe that the largest potential risks relating to the Y2K problem may involve third parties, such as the third party operators which operate the properties in which we have an interest, our vendors, suppliers and customers, since we are unable to control the efforts of third parties. We believe that potential risks from Y2K problems that have not been adequately addressed by third parties could affect the provision of power and utilities necessary for our operations and disrupt the production from existing oil and gas wells or the drilling of wells or delay transportation of any such production. These consequences may delay the progress of drilling operations by our oil and gas operators and/or interrupt production and revenues from producing wells for an indefinite period of time.

       If we experience Y2K problems, our revenues may be suspended. This could result in material losses from operations and a reduction in our working capital. In anticipation of such events, we expect to have on hand a cash reserve in excess of $1,000,000 at December 31, 1999 to cover both additional well costs and our overhead expenses until production resumes. To date, we have not experienced any internal Y2K problems. To the best of our knowledge, none of our suppliers, vendors, purchasers or working interest partners have experienced any Y2K problems that would directly affect us. However, there is no assurance that problems will not occur in the future.

       RED RIVER'S COMPUTER SYSTEM OR OUR OPERATIONS COULD EXPERIENCE FAILURE IF EITHER THEIR COMPUTER SYSTEM OR THOSE SYSTEMS OF THEIR THIRD PARTY OPERATORS OR THEIR VENDORS, SUPPLIERS OR TRANSPORTERS OF OIL AND GAS PRODUCTION IN WHICH THEY HAVE AN INTEREST ARE DISRUPTED BY THE YEAR 2000 PROBLEM.

       Red River utilizes a number of computer programs across its entire operation. There can be no assurances that Year 2000 problems will not occur with respect to Red River's computer systems or business affiliations. The Year 2000 problem may impact other entities with which Red River transacts business, and Red River cannot predict the effect of the Year 2000 problem on such entities or Red River. A major system failure could have a material adverse effect on Red River's operations and results of operations and Beta's operations and results of operations once the merger is completed. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" for details concerning Red River's Year 2000 ongoing assessment and the current contingency plan.

       WE DEPEND SUBSTANTIALLY ON THE CONTINUED PRESENCE OF KEY PERSONNEL FOR CRITICAL MANAGEMENT DECISIONS AND INDUSTRY CONTACTS.

       Our future performance following the merger will be substantially dependent on the performance of our executive officers and key employees. The loss of the services of any of the executive officers or other key employees of Beta or Red River for any reason could have a material adverse effect on our business, operating results, financial condition and cash flows after the merger.

       Among our reasons for the merger is the experience and expertise in oil and gas property acquisitions, operations and financings that the management of Red River possesses. Should one or more members of the Red River management team leave the company, we could lose a substantial portion of this anticipated benefit of the merger.

       THE BETA BOARD HAS NOT ENGAGED AN INVESTMENT BANKING FIRM TO PROVIDE A FAIRNESS OPINION ABOUT THE MERGER.

       In evaluating the terms of the merger and whether it is in the best interests of Beta and its shareholders, the Beta Board relied upon the experience and analytical skills of its members. It has not engaged an investment banking firm to render an opinion on the fairness of the merger to the Beta shareholders from a financial point of view. The Beta Board believes that the merger is fair to the Beta shareholders and is in their best interests but there is no assurance that the same conclusion would be reached by an investment banking firm if one had been hired to provide a fairness opinion.

       THE COAL BED METHANE OPERATIONS OF RED RIVER HAVE NOT YET BEEN PROVEN TO BE A COMMERCIALLY VIABLE VENTURE.

       Red River has committed a substantial amount of funds to the exploration, development, production and marketing of coal bed methane. At December 31, 1999, it had drilled a total of 47 wells for this purpose. However, the commercial viability of these wells cannot be determined until they have produced gas and water for a period of 12 to 24 months. While management of Red River believes that the results to date indicate a strong potential for commercial viability of the project, you cannot be assured that these operations will prove to be profitable to Beta.

       RED RIVER'S HEDGING ACTIVITIES COULD RESULT IN LOSSES TO BETA.

       Red River has used, and expects to continue using, energy swap arrangements and financial futures to reduce the volatility of natural gas prices. At December 31, 1999, Red River had commitments through March, 2000 to sell 3,500 Mmbtu of natural gas per day at prices ranging from approximately $2.59 to $2.62 per Mmbtu. This represents approximately 70% of Red River's natural gas production. If the market price of natural gas were to increase substantially over the period of the hedging arrangements, Beta could lose significant revenues compared to what it would receive without the hedging commitments. Red River expects to continue to use hedging arrangements as part of its future gas marketing strategy.

       RED RIVER HAS SUBSTANTIAL LONG-TERM INDEBTEDNESS.

       At September 30, 1999, Red River's consolidated long-term indebtedness was approximately $10,000,000. This amount is substantially higher than Beta's current long-term debt of $35,000. Thus, Beta's investment in Red River will be subject to the typical risks of significant leverage if the merger is completed.

       WE HAVE NOT AND DO NOT ANTICIPATE PAYING ANY DIVIDENDS IN THE FORESEEABLE FUTURE FOLLOWING THE MERGER.

       We have never paid any cash dividends on our common stock. We do not expect to declare or pay any cash or other dividends in the foreseeable future following the merger. Under state corporate law, we are prohibited from paying dividends until such time as we have retained earnings, which we do not have as of the date of this document.

       TITLE TO THE PROPERTIES IN WHICH WE HAVE AN INTEREST MAY BE IMPAIRED BY TITLE DEFECTS.

       We will depend on third party operators to obtain title opinions on properties to be drilled in which we have an interest. We will not be conducting independently title examinations of properties in which we own an interest. Under the terms of the operating agreements to which we are a party, any monetary loss arising from title failure or defects is to be borne by all parties to any such agreement in proportion to their interest in such property. To the extent of our proportional share of any monetary loss from any title defects or defects in assignment of leasehold rights in properties, in which we hold an interest, we will suffer a financial loss.

       WE CANNOT BE CERTAIN THAT THE INSURANCE COVERAGE MAINTAINED BY US AND OUR OPERATORS WILL BE ADEQUATE TO COVER ALL LOSSES WHICH MAY BE SUSTAINED IN CONNECTION WITH OUR OIL AND GAS ACTIVITIES.

         All of our joint exploration agreements require the third party operator to purchase and maintain workers compensation and general liability insurance on behalf of us and other joint participants. In addition, we have purchased and are maintaining a general liability policy with a total limits on claims of $2,000,000 and a workers compensation policy to provide added insurance if the coverage provided by an operators policy is inadequate to cover our losses. Our policy and the policies maintained by our third party operators, which have limits ranging from $10,000 to $20,000,000 depending on the type of occurrence generally cover:

       -      personal injury,

       -      bodily injury,

       -      third party property damage,

       -      medical expenses,

       -      legal defense costs,

       -      pollution in some cases,

       -      well blowouts in some cases,

       -      workers compensation.

       A loss not fully covered by insurance could have a materially adverse effect on our financial position and results of operation.

       WE HAVE MADE ESTIMATES AND STATEMENTS ABOUT FUTURE EVENTS WHICH ARE UNCERTAIN AND MAY PROVE TO BE INACCURATE.

       We have made statements in this document about future events based on reasonable assumptions of our management. Such statements include estimates of our oil and gas reserves and reserve values and estimated capital expenditures. Due to uncertainties of events and developments in the future, actual results may differ greatly from the predictions and estimates we have made. Some of the specific material uncertainties include:

       - Estimates of future net cash flow from oil and gas reserves based on engineering estimates of recoveries from oil and gas which are inherently imprecise and may be subject to downward revisions in the future;

       - Estimates of our anticipated expenses which could be higher than we expect and require us to raise additional capital, reduce our working capital and/or curtail our participation in other projects;

       - The uncertainty of our ability to raise additional financing in the future to provide funds for our participation in future projects.

       To the extent that actual results differ from the statements or estimates made in this document and we are unable to raise additional financing to cover such variances, such differences could result in substantial

       - additional losses if we are required to write down the carrying value of our assets,

       -      reduction in our working capital position,

       -      reduction in our participation in future projects.

       You should be aware that actual results will differ from the expectations expressed in this document, although the extent of such differences is uncertain and cannot be precisely quantified.

                       WHERE YOU CAN FIND MORE INFORMATION

       Beta has filed an S-1 Registration Statement, quarterly and special reports, and other information with the Securities and Exchange Commission. You may read and copy reports, statements or other information at the SEC's public reference rooms in Washington, D.C. (at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549), New York, New York (at 7 World Trade Center, Suite 1300, New York, New York 10048) or Chicago, Illinois (at Suite 1400, 500 West Madison, Chicago, Illinois 60661). Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Beta's SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at "www.sec.gov". Information about Beta can also be found at its web site at "www.Beta.com".

       You should rely only on the information contained in this document to consent or withhold consent on the merger or the stock option plan. We have not authorized anyone to give any information or make any representation about the merger, the stock option plan or our companies that is different from or in addition to, that contained in this document. Therefore, if anyone gives you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document, unless the information specifically indicates that another date applies.

              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

       All statements, trend analyses and other information contained in this document relating to production of oil and gas properties in which Beta or Red River have an interest, estimated reserves of the companies, markets for any such production and trends in Beta's or Red River's results of operations or financial conditions, as well as other forward-looking statements including those containing words such as "will", "should", "could", "anticipate", "believe", "plan", "estimate", "expect", "intend", "project", "forecast", and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward- looking statements involve known and unknown risks and uncertainties that may cause results and conditions to differ materially from the forward-looking statements. The risks and uncertainties include the following:

- Beta's and Red River's ability to generate additional capital to complete its planned drilling and exploration activities;

- risks inherent in oil and gas acquisitions, exploration, drilling, development and production; price volatility of oil and gas;

-      inherent imprecision of estimating recoverable reserves;

-      competition from other oil and gas companies;

-      shortages of  equipment,  services and supplies;

-      government regulation;

-      environmental matters;

- financial condition and operating performance of the other companies participating in the exploration, development and production of oil and gas ventures in which Beta is involved;

-      ability to attract and retain highly qualified personnel;

- ability of Beta and Red River and their vendors and third parties to respond to Year 2000 issues; and

-      the availability and terms of future acquisitions.

       In addition to the above, the forward-looking statements are subject to uncertainties relating to the synergies, charges and expenses associated with the merger. These are discussed under "Risk Factors" above. Beta expressly disclaims any duty to update any forward-looking statements.

                    REQUEST FOR CONSENT OF BETA SHAREHOLDERS

PURPOSE OF REQUEST FOR CONSENTS

       We are requesting the consent of our shareholders who owned shares of Beta common stock as of the record date for:

- the approval of the merger agreement and the merger contemplated under such agreement; and

- the approval of the Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan.

RECOMMENDATION OF THE BETA BOARD

       The Beta board of directors believes that the terms and provisions of the merger agreement and the merger are fair to and in the best interests of Beta and its shareholders and has unanimously approved the merger agreement and the issuance of the 2.25 million shares of Beta common stock to the Red River shareholders upon completion of the merger. The Beta board of directors also unanimously approved the adoption of the Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan. The Beta board of directors unanimously recommends that the Beta shareholders consent to the adoption of the merger agreement, the merger and the stock option plan.

RECORD DATE; VOTING RIGHTS

       Only holders of record of Beta common stock at the close of business on January 12, 2000, are entitled to consent to the merger agreement, merger and stock option plan by completing, signing and returning their consent form to us as instructed in such form. At the record date, January 12, 2000, there were 9,415,657 shares of Beta common stock outstanding, held by approximately 500 record holders. Each holder of Beta common stock is entitled to consent on the matters requested for shareholder approval on the basis of one vote for each share of Beta common stock he or she owns of record in the record date.

EXERCISE OF CONSENT

       The enclosed consent form contain separate forms for consent to the approval of the merger agreement and merger and the approval of the stock option plan. Record holders wishing to consent to either or both of these matters must place a check mark in the appropriate box or boxes and sign their names in the space provided on each of the consent forms. Such consent forms must be returned in the self-addressed, first class postage prepaid envelope by no later than February _____, 2000. The votes of the shareholders on the Consent Forms will not be counted if not received by us on or before such date.

       IF YOU DO NOT COMPLETE AND RETURN YOUR CONSENT FORMS, YOU WILL, IN EFFECT, BE VOTING AGAINST SUCH PROPOSALS. IF YOU WISH TO CONSENT TO ONE BUT NOT THE OTHER PROPOSAL, YOU MUST RETURN THE CONSENT FORM AND INDICATE TO WHICH PROPOSAL YOU ARE CONSENTING. IF YOUR SHARES ARE HELD IN STREET NAME, THE BROKER WILL NOT HAVE DISCRETIONARY AUTHORITY TO CONSENT TO THE PROPOSALS UNLESS INSTRUCTED TO DO SO IN WRITING SIGNED BY YOU.

       Approval of the merger proposal is not conditioned on adoption of the stock option proposal. Adoption of the stock option proposal is not conditioned on approval of the merger proposal.

CONSENTS MAY NOT BE REVOKED

       If you return the separate written consent forms signed by you approving either or both of the proposals, such consents, once received by us, may not be revoked and will be counted as an affirmative vote for the matter or matters for which consent has been given.

COST OF REQUESTING CONSENTS

       Our board of directors is soliciting the consents on behalf of Beta. We will bear the entire cost of requesting the consents, including all printing expenses, and filing fees in connection with the filing of this document with the SEC. Directors, officers and regular employees of Beta may solicit consents by telephone or otherwise, as well as through the mail. The directors, officers and regular employees will not receive any additional compensation for any solicitation, but may be reimbursed for out-of-pocket expenses. Beta expects its internal expenses of solicitation to be nominal.

REQUIRED CONSENTS

       The holders of a majority of the outstanding shares of Beta common stock on the record date must consent to the proposals to approve them.

SHARE OWNERSHIP OF MANAGEMENT

       At the close of business twenty days before the date of this proxy statement, December 23, 1999, directors and executive officers of Beta had the right to vote an aggregate of 2,686,000 shares of the outstanding shares of Beta common stock, or approximately 28% of the shares of Beta common stock then outstanding. The 2,686,000 shares does not include 229,000 shares underlying presently exercisable warrants which are beneficially owned by officer and directors. It is expected that all of these persons will consent to both the approval of the merger agreement and merger and the adoption of the stock option plan.

                 PROPOSAL FOR CONSENT OF THE BETA SHAREHOLDERS'
           TO THE AGREEMENT AND PLAN OF MERGER DATED NOVEMBER 19, 1999

                                   THE MERGER

GENERAL

       At the effective time of the merger, Beta Acquisition Company, Inc. a wholly owned subsidiary of Beta, will merge with and into Red River. Red River will thereby become a wholly-owned subsidiary of Beta and each share of Red River common stock outstanding will be converted into 2,250 shares of Beta common stock. Upon completion of the merger, Red River will change its name to Beta Operating Company, Inc.

BACKGROUND OF THE MERGER

       Beta continually evaluates corporate development opportunities to strengthen its competitive position in the oil and gas industry, increase its proved reserves, strengthen its management expertise, and diversify its prospects and producing wells. It seeks out companies, prospects, and producing property acquisitions that are accretive to Beta shareholders and that will enhance its growth potential. Management of Red River has sought to expand its operations, diversify its prospects as well as allow its shareholders to increase the liquidity of their investment. Management of Red River is also aware that its ability to raise additional capital may be enhanced as a public entity.

       Red River management viewed Beta as a suitable candidate for a business combination. Red River management based this determination on publicly available financial information, and on familiarity with Beta management, resulting, in part, from preliminary discussions held during August 1999 concerning the possible acquisition by Beta of Red River and the acquaintance of Mr. Steve A. Antry, Chairman and President of Beta, and Mr. Rolf N. Hufnagel, President of Red River, resulting from their working together as employees of an oil and gas company, Nerco Oil & Gas, in the 1980's.

       On August 5, 1999, Mr. Antry approached Mr. Hufnagel in Tulsa to see if Red River might have an interest in being acquired by Beta. In August and September 1998, operating and financial personnel of each of Red River and Beta, and their legal and accounting advisors, also commenced due diligence investigations as to the other company. On August 31, 1999, Mr. Antry and R. Thomas Fetters, Managing Director of Exploration and a director of Beta, visited the offices of Red River, executed confidentiality agreements and discussed in detail the properties of Red River. On September 7, 1999, Mr. Antry received the approval of the Beta board to pursue merger discussions and continue a due diligence review of Red River.

       Red River management has many years of experience in the oil and gas industry and was familiar with the valuation of similar companies in the industry. After several meetings and discussions and after research into the business and prospects of Red River, Beta management performed its own analysis of the value of Red River. Beta management has many years of experience in the oil and gas industry and it has actively reviewed several acquisition opportunities since Beta's inception in June of 1997 involving the analysis of companies with proven producing properties.

       On October 8, 1999, Mr. Antry, Mr. J. Chris Steinhauser, director and Chief Financial Officer of Beta, Mr. Fetters, Mr. Hufnagel and Mr. Robert E. Davis, Jr., Chief Financial Officer, director and Executive Vice President of Red River, met and discussed the possibility of merging Red River and Beta. Beta management presented an initial price based upon their evaluation of Red River.

       Beta initially proposed a purchase price of approximately $9.4 million after deducting Red River's outstanding bank debt, assuming a Beta stock price of $5.50 per share, resulting in a proposed issuance in the merger of approximately 1.7 million Beta shares. This purchase price was determined using Beta's estimate of Red River's proven producing reserves and discounting the future net cash flows therefrom using a 15% discount factor. Beta's initial proposal excluded Red River's coal bed methane properties and did not assign any probable reserve values to the enhanced or secondary recovery potential of Red River's conventional oil and gas properties.

       Red River's management responded to Beta's initial offer by stating that it did not wish to exclude the coal bed methane properties and that the offer did not give adequate value to Red River's proved producing reserves. Between October 8 and 11, 1999, Mr. Antry and Mr. Hufnagel had several meetings and telephone conversations to discuss the price to be paid in the transaction. As a result of these discussions, Beta management made its own conclusion as to the valuation of Red River, which amount was reasonably similar to Red River's own valuation. Due to the length of time involved in concluding the negotiation of the merger agreement and the significant price fluctuations for Beta common stock and in the United States securities markets generally, both Red River and Beta determined that it would be desirable to agree upon an exchange ratio to fix the maximum number of shares of Beta stock that would be issuable in the merger at 2,250,000.

       On October 13, 1999, the Red River board and the Beta board approved the execution of a letter of intent. During October and November 1998, the parties and their representatives continued their due diligence and negotiated the definitive merger agreement.

       At a meeting held on November 17, 1999, the Beta board unanimously determined that the merger is fair to and in the best interests of Beta and its shareholders and approved the merger agreement, the merger and the other transactions contemplated thereby and resolved to recommend that the shareholders of Beta vote in favor of the issuance of shares of Beta common stock to the Red River shareholders.

       On November 19, 1999, Beta and Red River entered into a definitive Agreement and Plan of Merger. For purposes of effecting this transaction, Beta has formed a wholly owned subsidiary called Beta Acquisition Company, Inc. At closing, Beta Acquisition Company will be merged with Red River which shall continue as the surviving corporation. After closing, Red River will change its name to Beta Operating Company, "Beta Operating," and shall continue as Beta's wholly-owned operating and acquisition subsidiary.

BETA'S REASONS FOR THE MERGER;
RECOMMENDATION OF ITS BOARD OF DIRECTORS

       In August 1999, management of Beta and Red River initiated discussions on the feasibility of pursuing an acquisition by Beta of Red River. Following these discussions, the board of directors of Beta directed management to investigate the acquisition of Red River and to commence due diligence investigations of Red River's properties and prospects for future growth. As a result of these due diligence investigations, the Beta directors concluded that an acquisition of Red River would be beneficial to Beta and decided to approve the merger agreement and to recommend shareholders approve the share issuance for the following reasons:

- Red River management was receptive to receiving Beta stock as the sole consideration in an acquisition of Red River. This would not require Beta to utilize its cash resources to acquire Red River and would result in minimal transaction costs;

- Using Beta common stock to acquire Red River may enable the combined company to account for the transaction as a pooling of interests which would be desirable for both the shareholders of Beta and Red River.

- Red River had pursued a business strategy that focused on the acquisition of producing oil and gas properties which complemented Beta's aggressive exploration strategy.

- Red River's significant proved producing reserves and its existing line of credit with the Bank of Oklahoma will allow Beta to more easily access bank financing which will lower Beta's cost of capital.

- The majority of Red River's current reserve value and cash flow is concentrated in one producing unit in Central Oklahoma. The wells in this unit have extensive production histories with highly predictable decline rates which makes evaluating their future recoverable reserves more certain than other acquisitions.

- Red River's proved producing reserves in Oklahoma offer Beta a predictable and stable future revenue base when contrasted with Beta's gulf coast properties, which tend to decline more quickly and can result in significant year to year fluctuations in revenues.

- Red River's proved producing reserves in Oklahoma offer Beta substantial upside from enhanced recovery projects currently planned by Red River.

- Neither Beta nor Red River had engaged in other recent capital stock transactions that they believe would have made pooling treatment unavailable.

- Red River's management consists of individuals with extensive experience and expertise in the evaluation, negotiation of producing property purchases as well as the operation of producing wells. The management of Red River will continue as the management of Beta's wholly owned subsidiary, Beta Operating Company and will help facilitate the growth of Beta through the acquisition of additional properties in the future.

- The Red River/Beta Operating management will also enable Beta to operate more of its exploratory prospects, thus allowing it to have more control over the operations and reduce Beta's dependence on third party operators.

       In view of the variety of factors considered in connection with its evaluation of the merger, the Beta board did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. In addition, individual members of the Beta board may have given different weights to different factors.

THE BETA BOARD HAS UNANIMOUSLY APPROVED AND ADOPTED THE MERGER AGREEMENT AND THE SHARE ISSUANCE AND THE TRANSACTIONS CONTEMPLATED THEREBY AND THE BETA BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF BETA CONSENT TO THE MERGER AGREEMENT AND MERGER.

RED RIVER'S REASONS FOR THE MERGER

       The Red River Shareholders believe that the merger is desirable and in their best interests for several reasons, including:

       - The exploration prospects and experience of Beta complement the producing property acquisition and operation activities of Red River, making the combined company more diversified and flexible.

       - As a public company with substantial management experience and expertise in equity financing, Beta should have greater access to the capital markets, thus increasing the financing opportunities for Red River's operations after the merger.

       - As a larger company, Beta and Red River should be a more competitive participant in the oil and gas industry.

       - The exploration prospects of Beta provide substantial upside potential, albeit at a somewhat greater risk than Red River is currently experiencing.

       - As a public company, ownership of Beta shares will provide the Red River shareholders with greater investment liquidity and flexibility.

       - The ability to account for the merger as a pooling of interests should be beneficial to Beta's future financial reporting, making it more reflective of the combined results of the two companies.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

       The following outlines the anticipated material United States federal income tax consequences of the merger and is not a complete analysis of all tax effects of the merger. The discussion does not address the effect of state or local tax laws, or the effect of any U.S. federal tax laws other than those pertaining to United States federal income tax.

       The merger is intended to qualify as a reorganization under Section 368(a) of the Code. The following are the intended material United States federal income tax consequences of the merger:

- No gain or loss will be recognized by Red River, Beta or Beta's merger subsidiary as a result of the merger.

- No gain or loss will be recognized by Red River shareholders upon the conversion of Red River common stock into shares of Beta common stock pursuant to the merger.

- The aggregate tax basis of the shares of Beta common stock received in exchange for shares of Red River common stock pursuant to the merger, will be the same as the aggregate tax basis of the shares of Red River common stock.

       These consequences are based on current federal tax law. Future legislative, administrative or judicial changes or interpretations, which can apply retroactively, could affect the accuracy of those conclusions. No rulings have or will be sought from the Internal Revenue Service concerning the tax consequences of the merger and the merger is not conditioned upon receipt of a legal opinion regarding the tax consequences of the merger.

       Because of the complexity of the tax laws, and because the tax consequences to any particular Red River stockholder may be affected by matters not discussed above, each Red River stockholder is urged to consult a personal tax advisor with respect to the specific tax consequences of the merger to him taking into account his own particular circumstances, including the applicability and effect of state, local and non-U.S. tax laws, as well as of the federal tax laws.

INTEREST OF RED RIVER MANAGEMENT IN THE MERGER

       Shareholders should be aware that certain directors and executive officers of Red River have interests that are in addition to or may be different from the interests of Red River shareholders generally. The officers having these interests negotiated the terms of the merger agreement and the directors having these interests participated in the discussion, deliberation and voting of the Red River board to adopt the merger agreement.

       REGISTRATION RIGHTS. Beta has agreed to register the shares to be received by the Red River shareholders with the SEC and to maintain the registration until the shares have been resold, or may be resold absent registration other than pursuant to Rules 144 and 145.

       EMPLOYMENT AGREEMENTS. Beta has agreed to enter into three year employment agreements with Rolf Hufnagel, President of Red River and Robert Davis, Executive Vice President of Red River. Each of the employment agreements may be terminated only for the death or disability of the employee or after written notice for cause. As a result, the position and salary of each of these employees is protected following the merger until the end of the term of his agreement.

PERCENTAGE OWNERSHIP INTEREST OF RED RIVER SHAREHOLDERS AFTER THE MERGER

       The following table reflects the ownership interest of Red River shareholders in Beta following the merger. The numbers are based on the number of shares actually outstanding as of the record date, January 12, 2000.

     Beta shares pre-merger ..........................    9,415,657

     Red River shares outstanding pre-merger .........        1,000

     Total Beta shares post-merger ...................   11,665,657

     Beta shares issued to Red River shareholders ....    2,250,000

     Percentage beneficial ownership of pre-merger Red
               River shareholders ....................        19.29%

APPRAISAL RIGHTS

       Under Nevada law, Beta shareholders are not entitled to appraisal rights with respect to approval of the share issuance. The merger agreement requires that the Red River shareholders waive their appraisal rights as a condition to completing the merger.

RESALES OF BETA COMMON STOCK

       The shares of Beta common stock issued in connection with the merger have not been registered under the Securities Act of 1933. Subject to the registration rights granted to the Red River shareholders, the Red River shareholders may not offer, sell, assign or otherwise dispose of the 2,250,000 shares of Beta common stock received in the merger unless the shares are subsequently registered under the Securities Act or unless an exemption from registration is available. The stock certificates representing the shares of Beta common stock which will be acquired by the Red River Shareholders under the agreement will contain a legend restricting the transferability of the shares of Beta common stock as provided therein and stop order instructions may be imposed by Beta's transfer agent restricting the transferability of such shares.

       Beta has granted the Red River shareholders certain registration rights in connection with the 2,250,000 shares received in the merger. The registration rights provide that by no later than March 31, 2000, Beta shall prepare and file with the Commission a shelf registration statement for the purpose of registering the 2,250,000 shares for resale in the market from time to time.

       Once the registration statement is declared effective, and so long as it remains effective and current, these shares may be traded freely and without restriction by those shareholders following the effective time of the merger.

                              THE MERGER AGREEMENT

       The following summarizes the material provisions of the merger agreement, a copy of which is attached as Annex A to this proxy statement. This summary is qualified in its entirety by reference to the merger agreement. You are urged to read the merger agreement in its entirety for a complete description of the merger.

       GENERAL. The merger agreement provides for the merger of a wholly owned subsidiary of Beta into Red River. As a result of the merger, Red River will become a wholly owned subsidiary of Beta. The merger will be consummated and effective under Oklahoma law upon the filing of a certificate of merger with the Oklahoma Secretary of State, which is expected to occur as soon as practicable after the last condition precedent to the merger set forth in the merger agreement has been satisfied or waived, but not later than March 31, 2000. Following the merger, the certificate of incorporation of Red River will be amended to change Red River's to Beta Operating Company.

       MANNER AND BASIS OF CONVERTING SHARES. As a result of the merger, each share of Red River common stock will be converted into the right to receive 2,250 shares of Beta common stock. A total of 2,250,000 shares of Beta common stock will be issued pursuant to the merger.

       CONDITIONS TO THE MERGER. The obligation of Beta to consummate the merger is subject to a number of conditions, including:

       - the approval of the merger agreement by the Red River shareholders;

       - the absence of any suit, action or other proceeding pending, or threatened, before any court or governmental agency seeking to restrain or prohibit the merger;

       - the absence of any litigation against Red River which would materially and adversely affect the value of the business, assets, or properties of Red River;

       - the resignation of all the officers and directors of Red River as requested by Beta;

       - the waiver by the Red River shareholders of their rights to an appraisal of their shares of Red River common stock as provided to dissenting shareholders under Oklahoma law;

       - the receipt of all consents from third parties and governmental authorities which are required in connection with the merger;

       - the receipt of an opinion of Red River's counsel in form or substance as reasonably requested by Beta;

       - Red River's representations and warranties contained in the merger agreement shall be true in all material respects and Red River shall have performed in all material respects its obligations under the merger agreement; and

       - the absence of any material adverse change in the financial condition, business, property or assets of Red River since September 30, 1999.

       The obligations of Red River and the Red River shareholders to consummate the merger are subject to a number of conditions, including:

       -      the approval of the merger agreement by the shareholders of Beta;

       - the absence of any suit, action or other proceeding pending, or threatened, before any court or governmental agency seeking to restrain or prohibit the merger;

       - the absence of any litigation against Beta which would materially and adversely affect the value of the business, assets, or properties of Beta or the value of Beta common stock;

       - the receipt of all consents from third parties and governmental authorities required in connection with the merger;

       - the receipt of an opinion of Beta's counsel in form or substance as may reasonably be requested by Red River and the Red River shareholders;

       - Beta's representations and warranties contained in the merger agreement shall be true in all material respects and Beta shall have performed in all material respects it obligations under the merger agreement;

       - the execution of employment agreements between Red River and certain Red River shareholders;

       - the absence of any material adverse change in the financial condition, business, property or assets of Beta since November 11, 1999;the listing by Beta of the shares of Beta common stock to be issued to the Red River shareholders on The Nasdaq Stock Market; and

       - the appointment of Rolf N. Hufnagel as a director of Beta as of the effective time of the merger.

REPRESENTATIONS AND WARRANTIES. The merger agreement contains numerous representations and warranties by Red River and the Red River shareholders to Beta as to various matters, such as:

       -      Red River's due organization and good standing;

       - binding effect of the merger agreement upon Red River and the Red River shareholders;

       - absence of any conflict with any of Red River's organizational documents and agreements as a result of the merger;

       -      Red River's corporate authorization with respect to the merger;

       -      Red River's capitalization;

       -      title to the outstanding shares of Red River common stock;

       -      Red River's financial statements;

       -      absence of undisclosed material liabilities of Red River;

       - absence of material changes with respect to Red River since September 30, 1999;

       -      tax matters with respect to Red River;

       -      condition of Red River's tangible assets;

       - title to and status and operation of Red River's oil and gas properties;

       -      Red River's insurance coverage;

       -      Red River's intellectual property rights;

       -      litigation involving Red River;

       -      Red River's compliance with laws and orders;

       -      consents and approvals required in connection with the merger;

       -      contracts binding upon Red River;

       -      Red River employee matters;

       - investment intent of the Red River shareholders with respect to the Beta common stock to be issued pursuant to the merger;

       -      Red River's licenses, facilities and permits; and

       -      Red River's accounts receivable and accounts payable.

       The merger agreement contains numerous representations and warranties by Beta to Red River and the Red River shareholders as to various matters, such as:

       -      Beta's due organization and good standing;

       -      binding effect of the merger agreement upon Beta;

       - absence of any conflict with any of Beta's organizational documents and agreements as a result of the merger;

       -      Beta's corporate authorization with respect to the merger;

       -      Beta's capitalization;

       -      Beta's SEC filings;

       -      litigation involving Beta;

       -      Beta's compliance with laws and orders;

       -      shareholder votes required in connection with the merger; and

       -      year 2000 issues.

       SURVIVAL. The representations, warranties and covenants under the merger agreement will survive the closing of the merger for a period which ends on the earlier of one year after the closing date or the date Beta's first consolidated audit report is issued after the closing date which includes audited financial information concerning Red River.

       CONDUCT OF BUSINESS PRIOR TO CLOSING DATE. Except as otherwise contemplated by the merger agreement, Red River and the Red River shareholders have agreed in the merger agreement that from the date of the merger agreement until the closing date of the merger that Red River will conduct its business in the ordinary course, consistent with past practices, and in particular, Red River will not, among other things:

       -      amend its certificate of incorporation or bylaws;

       - increase any employee's, officer's or directors compensation except for increases in non-management employees consistent with past practices;

       - merge or consolidate with, acquire or be acquired by any other entity without Beta's consent;

       - increase the amount of any indebtedness other than in the ordinary course without Beta's consent;

       - sell or dispose of any of its assets or properties or abandon any wells or equipment other than in the ordinary course of business without Beta's consent;

       -      fail to maintain all leases, licenses, contracts and permits;

       - issue any of its capital stock or options or rights to purchase its capital stock or pay any dividend or make a distribution with respect to shares of its capital stock;

       - elect not to participate in the drilling of any new wells or the fracturing or completion of a new well without Beta's consent; or

       -      establish or implement a new employee benefit plan of any kind.

       PRE-CLOSING MUTUAL COVENANTS. The merger agreement contains mutual covenants of the parties regarding each party's obligation to:

       - provide the other party and its advisors full access to books, records, financial information, contracts, licenses, leases, permits and information pertaining to its properties and assets; and

       - maintain and refrain from disclosing confidential information obtained from the other party.

       NO SOLICITATION OF OTHER PROPOSALS. The merger agreement provides that unless it is terminated prior to the closing date as permitted under the merger agreement, neither Red River nor the Red River shareholders will solicit or engage in any discussions, negotiations, understandings or agreements with any person or entity other than Beta relating to the merger, consolidation or sale of Red River's stock or properties other than in the ordinary course of business.

       REMEDIES FOR MISREPRESENTATION OR BREACH. In the event of any breach by Red River or the Red River shareholders of their representations, warranties or covenants under the merger agreement, the merger agreement provides that the Red River shareholders will be required to return to Beta the number of shares of Beta common stock determined by dividing the amount of loss incurred by Beta on account of the breach by the closing price of a share of Beta common stock as of the effective date of the merger. The Red River shareholders will not be required to return any shares until such time as the amount of losses incurred by Beta on account of breaches exceeds $100,000 and will not in any event be required to return more than 225,000 shares.

       In the event of any breach by Beta of its representations, warranties or covenants under the merger agreement, the merger agreement provides that Beta will be required to issue to the Red River shareholders the number of shares of Beta common stock determined by dividing the amount of loss incurred by the Red River shareholders on account of the breach by the closing price of a share of Beta common stock as of the date of the merger. Beta will not be required to issue any additional shares until such time as the amount of losses incurred by the Red River shareholders on account of breaches exceeds $100,000 and will not in any event be required to issue more than 225,000 additional shares.

       ARBITRATION. The merger agreement provides for the settlement of all disputes arising pursuant to or in any way related to the merger agreement by arbitration conducted in accordance with the rules of the American Arbitration Association by three arbitrators.

       TERMINATION. The merger agreement may be terminated and the merger abandoned at any time prior to the closing date by:

       -      mutual consent of Red River and Beta;

       - either Red River or Beta if the other party has materially misstated any representation or breached any warranty or covenant in the merger agreement and such misstatement or breach is not cured by the earlier of the closing date or 30 days after the giving of notice of the breach or misstatement;

       - either party if the merger is not consummated on or prior to March 31, 2000, so long as the terminating party did not cause the merger to be delayed; or

       - the party receiving exhibits, schedules or attachments from the other party if it determines that the information disclosed materially adversely affects the economic, financial or business considerations previously determined by the receiving party in entering into the merger agreement.

       CONSEQUENCES OF TERMINATION. If the merger agreement is validly terminated, no party will be relieved from any liability resulting from a breach of its representations, warranties and covenants under the merger agreement occurring prior to the termination. In addition, provisions of the merger agreement related to the following will survive:

       -      confidentiality;

       -      brokers' and finders' fees and commissions; and

       -      transaction costs and expenses.

       TERMINATION EXPENSES AND COSTS. Each party to the merger agreement will pay its own costs and expenses, including its attorneys' fees and costs, if the merger as contemplated under the merger agreement

       - cannot be consummated for reasons beyond the control of the parties and they have used their best efforts to obtain requisite approvals and consents,

       -      is terminated by mutual consent of the parties, or

       -      is not closed prior to March 31, 2000.

       Otherwise, if the merger agreement is terminated prior to the closing date by a party not making any misstatement or not in breach of any covenant or warranty under the merger agreement, the party making the misstatement or breach will be obligated to pay in addition to its costs and expenses the other party's costs and expenses, including actual attorney's fees.

       AMENDMENTS. The merger agreement may be amended or modified, and any provision of the merger agreement may be waived, only by a writing executed and delivered by the parties.

       POST CLOSING COVENANTS. The merger agreement provides that following the consummation of the merger:

       - The directors, officers and shareholders of Red River will reasonably cooperate in effecting the merger, the orderly transfer of assets and control of Red River to Beta, obtaining any governmental or third party approvals or consents necessary to effect such transfer and keeping existing contracts of Red River intact.

       - The officers, directors and shareholders of Red River will treat as confidential and refrain from using or disclosing all information of a confidential nature and notify Beta promptly of any request, subpoena or demand to disclose such confidential information .

       - The officers, directors and shareholders of Red River will refrain from any action having the effect of discouraging any lessor, licensor, customer, supplier or other person having a business relationship with Red River from continuing its business relationship with Red River.

       - Beta will provide to Red River employees, who are employed by Beta or any of its subsidiaries at the effective time of the merger, so long as they remain so employed, the same employee benefits (other than salary or incentive compensation) and coverage under employee benefit plans which in the aggregate are generally comparable to those provided to Beta employees in comparable positions.

       - Each party, including the officers, directors and shareholders of Red River, will take such further action as another party may reasonably request to accomplish the merger.

       - Red River will continue its business or use a significant portion of its assets in a business.

       - Beta will use its best efforts to obtain the release of the Red River shareholders' personal guarantees securing Red River's approximately $3,000,000 of the indebtedness to the Bank of Oklahoma, N.A. to the extent the bank is willing to release the personal guarantees As an inducement to the bank, Beta will give its guarantee in substitution of the personal guarantee. Beta will also indemnify the Red River shareholders as to any funds they may be required to pay with respect to their personal guarantees.

       - Beta will not take or fail to take any action which would reasonably be likely to prevent the merger from qualifying as a reorganization under Section 368 of the Code.

       REGISTRATION OF SHARES OF BETA COMMON STOCK. In the event the merger is consummated, under the merger agreement, we are obligated by no later than March 31, 2000 to prepare and file with the SEC, a shelf registration statement. The purpose of the shelf registration statement will be to register the resale of the shares of Beta common stock to be received by the Red River shareholders upon consummation of the merger. We are required to use our best efforts to have the shelf registration statement promptly declared effective by the SEC on or after its filing. We are also required to maintain the information contained in the shelf registration statement current at all times as required under the applicable provisions of the Securities Act of 1933 until the termination of the shelf registration statement. The shelf registration statement is required to be maintained until two years after the date that the SEC first declares the shelf registration statement effective.

       If we determine that a condition exists which would make it significantly disadvantageous for the shares of Beta common stock to be offered under the shelf registration statement, we are entitled to suspend either the effectiveness of the shelf registration statement with the SEC or the availability of the shelf registration statement. Disadvantageous conditions include the unavailability of our required financial statements for reasons beyond our control, the existence or anticipation of a material financing, merger, acquisition or material transaction involving us or other similar events or conditions involving us or our subsidiaries that have not been publicly disclosed. In such event, the Red River shareholders will be required immediately to discontinue the use of the shelf registration statement for any purpose, and the availability of the shelf registration statement for resales of shares of Beta common stock will be suspended until further notice from us. The suspension will continue until the later of the disadvantageous condition, 60 consecutive days or 180 days within any 12 month period.

       Under the terms of the merger agreement, the Red River shareholders are also entitled to piggy-back registration rights relating to their shares of Beta common stock to be received in the merger. If we propose to file a registration statement in connection with an offering (with the exception of certain offerings such as the registration of stock options or debt or preferred stock financing) for our own account or the account of any other person, we are required in each such instance to notify the Red River shareholders at least 20 days prior to such filing and give them the opportunity to register the number of their shares of Beta common stock which they request us to include in such registration statement The piggy-back registration is subject to the permission of the managing underwriter or underwriters of the offering. If the underwriter(s) determine(s) that the amount of shares of Beta common stock is so large as to materially and adversely affect the success of the offering, the total amount of the securities included in the offering will be reduced. As a result of such reduction, the shares of Beta common stock requested by the Red River shareholders to be included in such registration statement will be proportionately reduced with all securities of holders having rights to include their securities in such registration statement. We may withdraw any such registration statement and abandon any proposed offering which we initialized without the consent of the Red River shareholders or any other person, if we determine in our sole discretion that such action is in our best interest and the best interest of our shareholders. The merger agreement contains cross indemnification provisions relating to the indemnification of the other party by a party violating any rules or regulations under federal securities laws or making a misrepresentation of or omitting to state a material fact necessary to make the statements in any such registration statement not misleading.

       We will be responsible for paying all of the expenses, fees and costs, including legal and accounting fees and expenses incurred in connection with each registration (whether a shelf registration or a piggy-back registration) involving the shares of Beta common stock to be received upon consummation of the merger.

                         PRINCIPAL SHAREHOLDERS OF BETA

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table will inform you, as of the date of this proxy statement, about the beneficial ownership of shares of Beta's common stock held by each person who beneficially owns more than 5% of the outstanding shares of the common stock, each person who is a director or officer of Beta and all persons as a group who are officers and directors of Beta, and as to the percentage of outstanding shares held.


                                                                               Approximate             Approximate
                                                  Shares Beneficially        Percent of Class        Percent of Class
Name of Beneficial Owner                               Owned (1)             Before the Merger      After the Merger(2)
---------------------------------------------     --------------------    ---------------------    ---------------------
Mr. Steve Antry
Mrs. Lisa Antry, Jointly
901 Dove Street, #230
Newport Beach, CA  92660                                  1,525,000(3)           15.79%                   12.80%

Mr. R. Thomas Fetters
901 Dove Street, #230
Newport Beach, CA  92660                                    350,000(4)           3.62%                    2.94%

Mr. Lawrence W. Horwitz
2 Venture Plaza,
Suite 350
Irvine, CA  92618                                            70,000(5)           0.73%                    0.59%

Mr. Joe C. Richardson Jr.
901 Dove Street, #230
Newport Beach, CA  92660                                    400,000(6)           4.14%                    3.36%

Mr. Stephen L. Fischer
901 Dove St., #230
Newport Beach, CA  92660                                    375,000(7)           3.88%                    3.15%

Mr. J. Chris Steinhauser
901 Dove Street, #230
Newport Beach, CA  92660                                    125,000(8)           1.29%                    1.05%

Mr. John P. Tatum
901 Dove Street, #230
Newport Beach, CA  92660                                     70,000(9)           0.72%                    0.59%

                                                  --------------------    ---------------------    ---------------------
All officers, key persons and directors as
a group (7 persons)                                       2,915,000(10)           30.17%                   24.48%
                                                  ====================    =====================    =====================


Certain of the shareholders in this table have agreed that they will not sell their founder's shares representing 2,670,000 of the 2,915,000 of the total beneficial shares held until July 1, 2000.

(1) Unless otherwise indicated, all shares of common stock are held directly with sole voting and investment powers. Securities not outstanding, but included in the beneficial ownership of each such person are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing percentage of the class owned by any other person.

(2)    Assumes the issuance of the 2,250,000 shares in the merger.

(3) Mr. Steve Antry and Mrs. Lisa Antry, husband and wife, own 1,500,000 shares as community property. This also includes 25,000 shares of common stock underlying presently exercisable stock warrants. The warrants are exercisable at $5.00 per share and expire on March 12, 2003.

(4) Mr. Fetters subscribed to 350,000 shares of Beta's common stock "founder shares".

(5) Mr. Horwitz subscribed to 50,000 founder shares. In addition, Horwitz & Beam with whom the director is a shareholder, subscribed to 20,000 founders shares.

(6)    Mr. Richardson subscribed to 400,000 founder shares.

(7) Mr. Fischer subscribed to 350,000 founder shares. This also includes 25,000 shares of common stock underlying presently exercisable stock warrants. The warrants are exercisable at $5.00 per share and expire on March 12, 2003.

(8) This represents 100,000 shares of common stock underlying stock warrants which shall expire on January 27, 2003. On January 27, 1998, Beta issued 100,000 common stock purchase warrants exercisable at a price of $3.75 per share to J. Chris Steinhauser, the chief financial officer of Beta. This also includes 25,000 shares underlying presently exercisable stock warrants which were granted to Mr. Steinhauser. The warrants are exercisable at $5.00 per share and expire on March 12, 2003.

(9) Mr. Tatum owns 16,000 shares of common stock. This includes 4,000 shares of common stock underlying warrants which are exercisable at a price of $5.00 per share and which expire September 5, 2002. In addition, it includes 50,000 shares of warrants to purchase common stock which are exercisable at a price of $5.00 and which expire April 1, 2004.

(10)   Includes229,000 shares of common stock underlying stock warrants.

                       DESCRIPTION OF BETA'S CAPITAL STOCK

       The statements set forth under this heading with respect to the Nevada General Corporation Law, Beta's certificate of incorporation and Beta's by-laws are brief summaries thereof and do not purport to be complete; the statements are subject to the detailed provisions of the Nevada General Corporation Law, the Beta certificate of incorporation and the Beta by- laws.

       Beta is authorized to issue 50,000,000 shares of common stock, $0.001 par value. As of the date of this proxy statement, Beta had 9,415,657 shares of common stock outstanding.

COMMON STOCK

       Each holder of common stock is entitled to one vote per share on all matters to be voted upon by Beta's shareholders. Shareholders are entitled to as many votes as equal to the number of shares multiplied by the number of directors to be elected and may cast all votes for a single director or may distribute them among the number to be voted for any two or more of them in the election of directors. These are called cumulative voting rights. The holders of common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available therefor. Beta has not paid, and does not presently intend to pay, dividends on its common stock. In the event of a liquidation, dissolution or winding up of Beta, the holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of holders of preferred stock, if any, then outstanding. The common stock has no preemptive or conversion rights or other subscription rights. There are no redemption or sinking fund provisions available to the common stock. All outstanding shares of common stock are validly authorized and issued and are fully paid and non-assessable, and the shares of common stock to be issued upon exercise of warrants as described in this proxy statement will be validly authorized and issued, fully paid and non-assessable. As of January 12, 2000 there were approximately 500 recordholders of Beta's common stock.

       During the period from inception, June 6, 1997, through December 31, 1997, Beta issued 797,245 callable and 730,977 non-callable common stock purchase warrants entitling the holders to purchase 1,528,222 shares of Beta's common stock at prices ranging from $2.00 to $5.00 per share. During the year ended December 31, 1998, Beta issued 415,958 callable and 553,483 non-callable common stock purchase warrants entitling the holders to purchase 969,441 shares of Beta's common stock at prices ranging from $3.75 to $7.50 per share.

       Because its common stock has traded at a market price exceeding $7.00 per share for 10 consecutive days, Beta is entitled to call 442,000 of the 797,245 callable $5 warrants at any time. Beta has not yet issued a call for these warrants as of the date of this proxy statement, but may do so at any time in its sole discretion. The 442,000 warrants are exercisable at a price of $5.00 per share. The remaining 355,000 callable $5 warrants have already been exercised.

       In addition, Beta will be entitled to call 415,958 warrants at any time on and after the date that its common stock is traded on any exchange, including the the Nasdaq Stock Market or the Over-the-Counter Bulletin Board, at a market price equal or exceeding $10.00 per share for 10 consecutive trading days. All common stock Purchase warrants expire five years from their date of issuance.

STOCKHOLDER ACTION

       According to Beta's bylaws, concerning any act or action required of or by the holders of the common stock, the affirmative vote of the holders of a majority of the issued and outstanding common stock entitled to vote thereon is sufficient to authorize, affirm, ratify or consent to such act or action, except as otherwise provided by law. Officers, directors and holders of 5% or more of Beta's outstanding common stock do not constitute a majority and thus do not control the voting upon all actions required or permitted to be taken by shareholders of Beta, including the election of directors.

POSSIBLE ANTI-TAKEOVER EFFECTS OF AUTHORIZED BUT UNISSUED STOCK

       As of the date of this proxy statement, Beta's authorized but unissued capital stock consists of 40,584,343 shares of common stock. One of the effects of the existence of authorized but unissued capital stock may be to enable the board of directors to render more difficult or to discourage an attempt to obtain control of Beta by means of a merger, tender offer, proxy contest or otherwise, and to protect the continuity of Beta's management. If in the due exercise of its fiduciary obligations, for example, the board of directors were to determine that a takeover proposal was not in Beta's best interests, such shares could be issued by the board of directors without stockholder approval in one or more private placements or other transactions that might prevent or render more difficult or costly the completion of the takeover transaction by diluting the voting or other rights of the proposed acquiring or insurgent stockholder or stockholder group, by creating a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.

OTHER ANTI-TAKEOVER PROVISIONS

       Beta executed a contract of employment with the president and chairman of the board of directors, dated June 23, 1997. The contract provides for an indefinite term of employment at an annual salary of $150,000, commencing in October 1997, and an annual car allowance of up to $12,000. The contract may be terminated by Beta without cause upon the payment of the following:

       (a) Options to acquire the common stock of Beta in an amount equal to 10% of the then issued and outstanding shares containing a five year term, piggyback registration rights and an exercise price equal to 60% of the fair market value of the shares during the sixty day period of time preceding the termination notice, such amount not to exceed $3.00 per share.

       (b) A cash payment equal to two times the aggregate annual compensation.

       (c) In the event of termination without cause, all unvested securities issued by Beta to the Employee shall immediately vest and Beta shall not have the right to terminate or otherwise cancel any securities issued by Beta to the Employee.

       The termination provisions of this employment contract were designed, in part, to impede and discourage a hostile takeover attempt and to protect the continuity of management.

CERTAIN CHARTER AND BYLAWS PROVISIONS

       LIMITATION OF LIABILITY AND INDEMNIFICATION

       Beta's Articles of Incorporation and its Bylaws limit the liability of directors and officers to the extent permitted by Nevada law. Specifically, the Articles of Incorporation provide that the directors and officers of Beta will not be personally liable to Beta or its shareholders for monetary damages for breach of their fiduciary duties as directors, including gross negligence, except liability for acts or omissions "which involve intentional misconduct, fraud or a knowing violation of law not in good faith, or the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes."

       Beta has obtained a directors and officers liability insurance policy for the purposes of indemnification which shall cover all elected and appointed directors and officers of Beta up to $1,000,000 for each claim and $3,000,000 in the aggregate. Beta believes that the limitation of liability provision in its Articles of Incorporation, and the directors and officers liability insurance will facilitate Beta's ability to continue to attract and retain qualified individuals to serve as directors and officers of Beta.

       Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of Beta, Beta has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore unenforceable. Except for the payment by Beta of expenses incurred or paid by a director, officer, or controlling person of Beta in the successful defense of any action, suitor proceeding, if a claim for indemnification against such liabilities is asserted by such director, officer or controlling person of Beta in connection with the securities being registered, Beta will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

       At present, there is no pending litigation or proceeding involving any director, officer, employee or agent for which indemnification will be required or permitted under Beta's Articles of Incorporation. Beta is not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

STOCKHOLDER MEETINGS AND OTHER PROVISIONS

       Under the Bylaws, special meetings of the shareholders of Beta may be called only by a majority of the members of the board of directors, the chairman of the board, the president, or by one or more shareholders holding shares in the aggregate entitled to cast not less than 10% of the votes at any such meeting. The annual meeting shall be held each year on May 15 at 10:00 A.M., or at such other date that is convenient as determined by the Directors, at a place to be designated by the board of directors.

TRANSFER AGENT AND REGISTRAR

       The transfer agent and registrar for the common stock is Oxford Transfer & Registrar, 317 S.W. Alder, Portland, OR 97204.

CERTAIN PROVISIONS OF THE BETA BYLAWS

       Beta needs to obtain shareholder approval of a plan or arrangement under paragraph 1 below, or prior to the issuance of common stock under paragraph 2, 3, or 4 below:

              1. when a stock option or purchase plan is to be established or other arrangement made pursuant to which stock may be acquired by officers or directors, except for warrants or rights issued generally to security holders of Beta or broadly based plans or arrangements including other employees (e.g., ESOPs). In the case where shares are issued to a person not previously employed by Beta, as an inducement essential to the individual's entering into an employment contract with Beta, shareholder approval will generally not be required. The establishment of a plan or arrangement under which the amount of securities which may be issued does not exceed the lesser of 1 percent of the number of shares of common stock, 1 percent of the voting power outstanding, or 25,000 shares will not generally require shareholder approval;

              2. when the issuance will result in a change of control of Beta;

              3. in connection with the acquisition of the stock or assets of another company if:

                     a. any director, officer, or substantial shareholder of Beta has a 5 percent or greater interest (or such persons collectively have a 10 percent or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common shares or voting power of 5 percent or more; or

                     b. where, due to the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, other than a public offering for cash:

                            - the common stock has or will have upon issuance voting power equal to or in excess of 20 percent of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or

                            - the number of shares of common stock to be issued is or will be equal to or in excess of 20 percent of the number of shares or common stock outstanding before the issuance of the stock or securities; or

       4. in connection with a transaction other than a public offering involving:

                     a. the sale or issuance by Beta of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors, or substantial shareholders of the company equals 20 percent or more of common stock or 20 percent or more of the voting power outstanding before the issuance; or

                     b. the sale or issuance by Beta of common stock (or securities convertible into or exercisable common stock) equal to 20 percent or more of the common stock or 20 percent or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

       Exceptions to those conditions requiring shareholder approval may be made upon application to Nasdaq when:

       - the delay in securing stockholder approval would seriously jeopardize the financial viability of Beta; and

       - reliance by Beta on this exception is expressly approved by the audit committee or a comparable body of the board of directors.

       If Beta is relying on this exception it must mail to all shareholders not later than ten days before issuance of the securities a letter alerting them to its omission to seek the shareholder approval that would otherwise be required and indicating that the audit committee or a comparable body of the board of directors has expressly approved the exception.

       Only shares actually issued and outstanding, excluding treasury shares or shares held by a subsidiary, are to be used in making any calculation provided for in determining whether shareholder approval is required. Unissued shares reserved for issuance upon conversion of securities or upon exercise of options or warrants will not be regarded as outstanding.

       Where shareholder approval is required, the minimum vote which will constitute shareholder approval shall be a majority of the total votes cast on the proposal in person or by proxy.

                     COMPARISON OF THE RIGHTS OF HOLDERS OF
                  BETA COMMON STOCK AND RED RIVER COMMON STOCK

GENERAL

       The rights of Beta shareholders are currently governed by the Nevada Revised Statutes (the "Nevada law") and the articles of incorporation and bylaws of Beta (the "Beta articles" and the "Beta bylaws," respectively). The rights of Red River shareholders are currently governed by the Oklahoma General Corporation Act (the "Oklahoma law") and the certificate of incorporation and bylaws of Red River (the "Red River certificate" and the "Red River bylaws," respectively).

       In accordance with the merger agreement, the owners of Red River common stock will become owners of Beta common stock. Upon consummation of the merger, the rights of Beta and Red River shareholders who become shareholders of Beta in the merger will be governed by Nevada law, the Beta articles, as amended, and the Beta bylaws. The following are summaries of the material differences between the current rights of Red River shareholders, and the rights of those shareholders as shareholders of Beta following the merger.

       Although it is not practical to compare the Nevada law, Beta articles, and Beta bylaws with all their differences from the Oklahoma law, Red River certificate, and Red River bylaws, the following is a summary of those differences.

TAX STATUS

       Red River Energy, Inc. is an S Corporation for federal income tax purposes. Red River Energy, L.L.C. was, when owned directly by the Red River Shareholders, taxed as a partnership for federal income tax purposes. In both cases, the shareholders or members report the gain or loss realized by the business entity and are subject to taxation to the extent of their allocable shares of the gain and are able to claim deductions for their allocable shares of the losses. Distributions to the Red River Shareholders are not subject to federal income tax. As a result of the merger, the Red River Shareholders will become shareholders of Beta which is a C Corporation for federal income tax purposes. As such, Beta is taxed on its net income and not its shareholders. Dividends paid by Beta to its shareholders, if any, would be taxed to the shareholders to the extent that Beta has, at the time of the payment of the dividends, retained earnings and profits.

DIVIDENDS

       Subject to any restrictions contained in a corporation's certificate of incorporation, Oklahoma law generally provides that a corporation may declare and pay dividends out of surplus or, when no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. Surplus is defined as net assets minus stated capital. Dividends may not be paid out of net profits if the capital of the corporation is less than the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. The Red River certificate contains no restrictions on the declaration or payment of dividends.

       Except as otherwise provide in the corporation's articles of incorporation, Nevada law authorizes the corporation to make distributions to its shareholders, unless:

       - the corporation would not be able to pay its debts as they become due in the usual course of business; or

       - the corporation's total assets would be less than the sum of its total liabilities plus any amount owed if the corporation were dissolved at the time of distribution to shareholders with preferential rights superior to those receiving the distribution.

       The Beta articles contain no restrictions on the declaration or payment of dividends.

CUMULATIVE VOTING

       In an election of directors under cumulative voting, each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A stockholder may then cast all of his or her votes for a single candidate or may allocate them among as many candidates as the stockholder may choose, up to the number of directors to be elected. Without cumulative voting, the holders of a majority of the shares present at an annual meeting or any special meeting held to elect directors have the power to elect all the directors to be elected at that meeting, and no person could be elected without the support of holders of a majority of the shares voting at the meeting.

       Under Oklahoma law, cumulative voting in the election of directors is not available unless specifically provided for in a corporation's certificate of incorporation. The Red River certificate does not provide for cumulative voting.

       Under Nevada law, cumulative voting in the election of directors is only available if the corporation's articles of incorporation provide for such an election. The Beta articles do provide for cumulative voting but a stockholder must demand cumulative voting in advance of the meeting in order for cumulative voting to apply at the meeting.

SIZE OF BOARD OF DIRECTORS

       The Oklahoma law provides that the board of directors shall consist of one or more members. The number of directors shall be fixed by or in a manner provided in the bylaws, unless the number of directors is fixed in the corporation's certificate of incorporation, in which case a change in the number of directors may be made only by amendment to the certificate of incorporation. The Red River certificate contains no such provision, and the Red River bylaws provide that the number of directors shall not be less than one nor more than three as may be determined from time to time by the board of directors. The Red River bylaws provide that unless and until determined otherwise, the board of directors shall consist of three members.

       The Nevada law provides that a corporation must have at least one director, and may provide in its articles of incorporation or its bylaws for a fixed number of directors or a variable number within a fixed maximum and minimum, and for the manner in which the number of directors may be increased or decreased. The Beta articles provide that the number of directors shall initially be one; however, the number may be increased or decreased as provided in the Beta bylaws. The Beta bylaws provide that the number of directors shall not be less than one nor more than five until changed by a duly adopted amendment to the Beta bylaws or the number of directors may be fixed or changed by resolution adopted by a vote of the majority of directors in office or by the vote of the shareholders representing a majority of the voting power at any annual meeting or any special meeting called for such purpose. The Beta bylaws provide that the number of directors shall not be less than two unless all of the outstanding shares of stock are owned beneficially and of record by less than two shareholders, in which event the number of directors shall not be less than the number of shareholders or the minimum permitted by statute.

REMOVAL OF DIRECTORS

       Under both the Oklahoma law and the Nevada law, any director or the entire board of directors may be removed, with or without cause, upon the vote of the shares entitled to vote in the election of directors. Under the Oklahoma law, a vote of a majority of the outstanding voting shares is required to remove a director. Under the Nevada law, a director may be removed only by the vote of shareholders casting not less than two-thirds of the outstanding voting rights.

FILLING VACANCIES ON THE BOARD OF DIRECTORS

       The Oklahoma law provides that vacancies on the board of directors and newly created directorships may be filled by a majority of the directors then in office, even though less than a quorum, or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws of the corporation. The Red River bylaws restate the Oklahoma law. Each director so elected holds office until the next annual election and the successor has been duly elected and qualified.

       The Nevada law provides that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, even though less than a quorum, unless otherwise provided in the articles of incorporation. The Beta bylaws provide that vacancies on the board of directors may be filled by the vote of a majority of the shares entitled to vote, represented at a duly held meeting at which a quorum is present, or by written consent of the holders of the majority of the outstanding shares entitled to vote. Each director so elected holds office until the next annual meeting of the shareholders and until the successor has been duly elected and qualified.

SPECIAL MEETINGS OF SHAREHOLDERS

       The Oklahoma law provides that a special meeting of shareholders may be called by the board of directors or any other person authorized to do so in the corporation's certificate of incorporation or bylaws. The Red River bylaws provide that special meetings of shareholders may be called by the chairman of the board, the president or by a majority of the board of directors.

       The Nevada law does not specifically address who may call special meetings of shareholders. The Beta bylaws provide that special meetings of shareholders may be called by the board of directors, the chairman of the board, the president, or by one or more shareholders holding shares in the aggregate entitled to cast not less than 10% of the votes of any such meeting.

STOCKHOLDER ACTION BY WRITTEN CONSENT

       The Oklahoma law and the Nevada law both provide that any action required to be taken at a meeting of shareholders may be taken without a meeting, if a sufficient number of the shareholders consent in writing to the action proposed to be taken. In both states, such a consent must be signed by the holders of outstanding stock having not less that the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

INSPECTION OF BOOKS, RECORDS AND SHAREHOLDERS LIST

       The Oklahoma law allows any stockholder to inspect the stock ledger and the other books and records of a corporation for a purpose reasonably related to that person's interest as a stockholder.

       The Nevada law provides that any person who has been a stockholder of record of a corporation for at least six months, or any person holding or representing at least five percent of its outstanding shares, upon a least five days' written demand, may inspect its stock ledger and make copies from it. A corporation must allow shareholders of record who own or represent at least fifteen percent of a corporation's shares the right, upon five days' written demand, to make copies from the books of account and all financial records of the corporation and to conduct an audit of those records, except that any corporation listed and traded on any recognized stock exchange or any corporation that furnishes to its shareholders a detailed, annual financial statement is exempt from this requirement. Also, any such stockholder must, if requested, provide an affidavit that the inspection is not for a purpose unrelated to such stockholder's interest in the corporation as a stockholder.

AMENDMENT OF CERTIFICATE OR ARTICLES OF INCORPORATION

       Under both the Oklahoma law and the Nevada law, a corporation may amend its certificate or articles of incorporation if the corporation's board of directors adopts a resolution presenting the proposed amendment and the amendment is approved by the shareholders. An amendment generally requires approval by the affirmative vote of a majority of the votes entitled to be cast. In addition, a majority of the shares of each class entitled to vote as a class must approve the amendment. When the substantial rights of a class of shares will be affected by an amendment, the holders of those shares are entitled to vote as a class even if the shares are non-voting shares. When only one or more series in a class of shares, and not the entire class, will be adversely affected by an amendment, only the affected series may vote as a class. In addition, under Oklahoma law the right to vote as a class may be limited in certain circumstances. Any provision in the certificate of incorporation that requires a greater vote than required by law cannot be amended or repealed except by such greater vote. The Oklahoma law provides that, in its resolution proposing an amendment, the board of directors may insert a provision allowing the board of directors to abandon an amendment, without concurrence by shareholders, after the amendment has received stockholder approval but before its filing with the Secretary of State.

AMENDMENT OF BYLAWS

       The Oklahoma law provides that the power to adopt, amend or repeal bylaws shall be in the shareholders unless specifically granted to the directors in the corporation's certificate of incorporation, in which case the power is shared. Such provision in the certificate of incorporation does not limit the shareholders' power to adopt, amend or repeal bylaws. There is no similar provision in the Nevada law that expressly requires a grant of power to the directors in the articles of incorporation in order to adopt bylaws for a corporation. Rather, the Nevada law provides that the board of directors of a corporation may make the bylaws, but that such bylaws are subject to those adopted by the shareholders, if any.

       The Red River certificate grants to the board of directors the power to adopt, amend, or repeal the bylaws of Red River. The Red River bylaws provide that the bylaws may be altered, amended or repealed or new bylaws may be adopted by the shareholders or by the board of directors when such power is conferred upon the board of directors by the certificate of incorporation.

       Similarly, the Beta bylaws provide that the bylaws of Beta are subject to alteration or repeal, and new bylaws may be made by the affirmative vote of a majority of those shareholders of record entitled to vote in the election of directors at any annual or special meeting of shareholders. The board of directors also has the power to make, adopt, alter, amend and repeal the bylaws of Beta; provided, however, that the shareholders may alter, amend or repeal those bylaws made by the board of directors.

APPROVAL OF ASSET SALES AND MERGERS

       Both the Oklahoma law the Nevada law require an affirmative vote of a majority of the voting rights represented by the outstanding stock entitled to vote on such matters in order to approve the sale, lease or exchange of "all" of a corporation's assets, unless the certificate or articles incorporation otherwise requires a greater vote. Both the Red River certificate and the Beta articles are silent on this issue. While the Oklahoma law also requires a similar majority vote of shareholders to approve the sale, lease or exchange of "substantially all" of a corporation's assets, the Nevada law has no such requirement.

       The Oklahoma law requires the approval of the a corporation's board of directors and the holders of a majority of the outstanding shares of stock entitled to vote thereon for mergers and consolidations. The Oklahoma law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if:

       - the merger agreement does not amend the existing certificate of incorporation;

       - each share of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger; and

       - the number of shares of common stock to be issued by the surviving corporation in the merger (plus those initially issuable upon conversion of any other shares, securities, or obligations to be issued or delivered under the plan of merger) does not exceed 20% of the shares of common stock outstanding immediately prior to the merger.

The Red River certificate is silent on stockholder voting in connection with mergers and consolidations.

       The Nevada law also requires the approval of the corporation's board of directors and, except as described below or as provided in the articles of incorporation, the holders of a majority of the outstanding shares of stock entitled to vote thereon for mergers and exchanges of interests. Under the Nevada law, the board of directors may also condition its submission of any proposed merger or exchange to the shareholders on any basis, including requiring a greater vote by the shareholders. If shareholders of separate classes of stock are so entitled, the transaction must be separately approved by each voting group entitled to vote by a majority of all the votes entitled to be cast by that voting group. Separate voting by a class of shareholders is required (i) on a plan of merger if the plan contains provisions that, if contained in the proposed amendment to the articles of incorporation, would entitle particular shareholders to vote as a class on the proposed amendment, and (ii) on a plan of exchange by each class or series of shares included in the exchange, with each class or series constituting a separate voting class. Similar to the Oklahoma law, the Nevada law does not require a stockholder vote of the surviving corporation in a merger or exchanges of interest if:

       - the merger does not amend the existing articles of incorporation of the surviving corporation;

       - each stockholder of the surviving corporation will hold the same number of shares after the merger as before, with the same rights and preferences;

       - the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger, will not exceed by more than twenty percent (20%) the total number of voting shares of the surviving corporation outstanding immediately before the merger; and

       - the number of participating shares outstanding after the merger, will not exceed by more than twenty shares twenty percent (20%) the number of participating shares outstanding immediately before the merger. The term "participating shares" means shares that entitle their holders to participate without limitation in distributions.

The Beta articles do not address voting in connection with mergers and exchanges of interest. However, the Beta bylaws do provide that stockholder approval (a majority of the total votes cast on the proposal in person or by proxy) is required with regards to any plan or arrangement involving the issuance of designated securities:

       - in connection with the establishment of certain stock option or purchase plans pursuant to which stock may be acquired by officers or directors;

       - when the issuance will result in a change of control of the issuer;

       - in connection with the acquisition of the stock or assets of another company if (i) any director, officer, or substantial shareholder of the issuer has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common shares or voting power of 5% or more, or (ii) where, due to the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, other than a public offering for cash (x) the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock or (y) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares or common stock outstanding before the issuance of the stock or securities; or

       - in connection with a transaction other than a public offering involving (i) the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors, or substantial shareholders of the company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance, or (ii) the sale or issuance by the company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

DISSOLUTION

       The Oklahoma law and the Nevada law both generally provide that a dissolution may be initiated by a resolution adopted by a majority of the board of directors and approved by the holders of a majority of the outstanding voting shares of the corporation. However, the Oklahoma law also provides that a dissolution may also be authorized without action of the directors if all of the shareholders entitled to vote thereon consent in writing.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

       The Oklahoma law and the Nevada law each specify certain circumstances when a corporation must, and other circumstances when it may, indemnify its officers, directors, employees and agents against legal expenses and liabilities. Both states' provisions are generally the same. Both the Oklahoma law and the Nevada law require, unless ordered by a court, a finding to be made that the officer, director, employee or agent has met the required standard of conduct, by (i) a majority vote of the board of directors for which the quorum does not consist of parties to the proceeding, or (ii) by independent legal counsel in a written opinion, or (iii) by stockholder approval. In addition, the Oklahoma law permits such a finding to be made by a committee of board members consisting of at least one director not a party to the proceedings. Neither the provisions of the Oklahoma law nor the Nevada law are exclusive, and both permit indemnification as provided under any bylaw, agreement, vote of shareholders or of disinterested directors, or otherwise.

       Both the Red River bylaws and the Beta bylaws provide for indemnification of officers and directors under certain circumstances. The Red River bylaws provide that Red River shall indemnify any person who was or is a party or is threatened to be a party to any third party proceeding (whether civil, criminal, administrative or investigative, other than an action by or in the right of Red River) by reason of the fact that such person was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including without limitation attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such person in connection with any third party proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of the corporation and, with respect to any criminal third party proceeding, had no reasonable cause to believe such conduct was unlawful. The Red River bylaws provide similar indemnification with respect to the previously mentioned persons in the case of any corporate proceeding (which includes any action or suit by or in the right of Red River to procure a judgment in its favor) if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of Red River. However, no indemnification shall be made in the case of a corporate proceeding in which any such person is adjudged to be liable to the corporation, unless the court in which the proceeding was brought determines upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

       The Beta bylaws provide that any person made a party to any action, suit or proceeding by reason of the fact that he, his testator or intestate representative is or was a director, officer or employee of Beta or of any corporation in which he served as such at the request of Beta, shall be indemnified by Beta against the reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceedings, or in connection with any related appeal, except in relation to matters as to which any such person is adjudged to be liable for gross negligence or misconduct in the performance of his duties. The Beta bylaws deviate from the Nevada law in that the Beta bylaws provide that the amount of indemnity to which any officer or any director may be entitled shall be fixed by the board of directors except in the case in which there is no disinterested majority of the board of directors available. In this case, the amount shall be fixed by arbitration under the then existing rules of the American Arbitration Association.

LIMITATION OF PERSONAL LIABILITY OF DIRECTORS

       The Oklahoma law permits a corporation, with the approval of its shareholders, to eliminate the personal liability of its directors in its certificate of incorporation, except for liability arising in connection with
(i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) the payment of unlawful dividends and approval of certain other actions prohibited by law, or (iv) a transaction from which a director derived an improper personal benefit. The Red River certificate provides that a director of Red River shall not be liable to Red River or its shareholders for monetary damages for breach of fiduciary duty.

       The Nevada law permits a corporation to eliminate or limit the personal liability of its directors (and officers) in its articles of incorporation, except for liability arising in connection with (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or (ii) the payment of distributions in violation of the Nevada law. The Beta articles provide that no director or officer of Beta shall be personally liable to Beta or its shareholders for damages for breach of any fiduciary duty as a director or officer involving any act or omission of any such director or officer.

     Nevada law restricts the ability of a resident domestic corporation to engage in any combination with an interested stockholder for three years after the interested stockholder's date of acquiring the shares that cause such stockholder to become an interested stockholder unless the combination or the purchase of shares by the interested stockholder on the interested stockholder's date of acquiring the shares that cause such stockholder to become an interested stockholder is approved by the board of directors of the resident domestic corporation before that date. If the combination was not previously approved, the interested stockholder may affect a combination after the three-year period only if such stockholder receives approval from a majority of the disinterested shares or the offer meets certain fair price criteria. For purposes of the foregoing provisions, "resident domestic corporation" means a Nevada corporation that has 200 or more shareholders and "interested stockholder" means an person, other than the resident domestic corporation or its subsidiaries, who is:

       - the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting shares of the resident domestic corporation; or

       - an affiliate or associate of the resident domestic corporation and at any time within three years immediately before the date in question was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding shares of the resident domestic corporation.

       The term "combination" is defined to include, when used in reference to any resident domestic corporation and any interested stockholder of the resident domestic corporation, the following: (1) a merger or consolidation; (2) any sale, lease, exchange, mortgage, pledge, transfer or disposition in one transaction or a series of transactions of assets (a) having an aggregate market value equal to 5% or more of the aggregate market value of all of the resident domestic corporation's assets, (b) having an aggregate market value equal to 5% or more of the aggregate market value of all the resident domestic corporation's outstanding shares, or (c) representing 10% or more of the earning power of the resident domestic corporation; (3) the issuance or transfer of any shares of the resident domestic corporation that have an aggregate market value equal to 5% or more of its outstanding shares; (4) the adoption of a plan or proposal for the liquidation or dissolution of the resident domestic corporation; (5) any reclassification of securities, recapitalization, merger or consolidation or other transaction proposed by, or under an agreement with, the interested stockholder; or (6) the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial assistance from the resident domestic corporation.

       The above provisions do not apply to any combination involving a resident domestic corporation:

       - whose original articles of incorporation expressly elect not to be governed by the Nevada law;

       - which does not, as of the date of acquiring shares, have a class of voting shares registered with the SEC under Section 12 of the Securities Act, unless the corporation's articles of incorporation provide otherwise;

       - whose articles of incorporation were amended to provide that the corporation is subject to the above provisions and which did not have a class of voting shares registered with the SEC under
              Section 12 of the Securities Act on the effective date of such amendment, if the combination is with an interested stockholder whose date of acquiring shares is before the effective date of such amendment; or

       - that amends its articles of incorporation, approved by a majority of the disinterested shares, to expressly elect not to be governed by the Nevada law.

The Beta articles do not exempt Beta from the restrictions imposed by those provisions.

     Oklahoma law has provisions which are similar to the Nevada law in this respect but the Oklahoma provisions only apply to publicly held companies.

STOCK PURCHASES

       The Oklahoma law provides that a corporation may acquire its own shares. Generally, no purchase of shares may be made when such purchase would cause any impairment of the capital of the corporation, except that a corporation may purchase (or redeem) out of capital:

       - any of its own shares which are entitled upon any distribution of its assets, whether by dividend or liquidation, to a preference over another class or series of its stock; or

       - if no shares entitled to a preference are outstanding, any of its own shares if such shares will be retired upon their acquisition and the capital of the corporation is reduced in accordance with relevant Oklahoma law.

       Under the Nevada law, a corporation may also acquire its own shares. However, no such purchase can be made if, after giving effect to the purchase,

       - the corporation would not be able to pay its debts as they become due in the usual course of business; or

       - the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy preferential rights (if any) of shareholders upon dissolution.

TRANSACTIONS INVOLVING OFFICERS, DIRECTORS AND EMPLOYEES

       The Oklahoma law permits loans or guarantees to any officer or other employee, including any officer or employee who is a director, whenever, in the judgment of the directors, such a loan or guarantee may reasonably be expected to benefit the corporation. With respect to any other contract or transaction between the corporation and one or more of its directors or officers, such transactions are neither void nor voidable if either:

       - the director's or officer's interest is made known to the disinterested directors or the shareholders of the corporation, who thereafter approve the transaction in good faith; or

       - the contract or transaction is fair to the corporation as of the time it is approved or ratified by either the board of directors, a committee thereof, or the shareholders.

       The Nevada law does not contain specific restrictions on loans or guarantees to or for the benefit of any employee. However, the Nevada law does contain provisions substantially similar to those noted above under the Oklahoma law regarding contracts and transactions in general between a corporation and an officer or director.

DISSENTERS' APPRAISAL RIGHTS

       Under the Oklahoma law and the Nevada law, shareholders, in certain circumstances, have the right to dissent from certain corporate reorganizations and mergers, provided certain statutory procedures are followed. A stockholder exercising his right to dissent may demand payment in cash for his shares equal to their fair value.

       The Oklahoma law provides that a stockholder who neither voted in favor of a merger or consolidation nor consented thereto in writing shall be entitled to an appraisal by the district court of the fair value of the stockholder's shares. Appraisal rights are available for the shares of any class or shares of stock of a constituent corporation in a merger or consolidation, unless the shares of such corporation are listed on a national security exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or are held of record by more than 2,000 shareholders. Further, appraisal rights are available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required to accept for the stock anything except:

       - shares of stock or depository receipts of the corporation surviving or resulting from the merger or consolidation;

       - shares of stock or depository receipts of any other corporation that at the effective date of the merger are listed on a national security exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or are held of record by more than 2,000 shareholders;

       - cash in lieu of fractional shares or fractional depository receipts described above; or

       -      any combination of the foregoing.

       In addition, the Oklahoma law provides that any corporation may provide in its certificate of incorporation that appraisal rights will be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation or the sale of all or substantially all of the assets of the corporation.

       The Nevada law provides that a stockholder is entitled to dissent from and obtain payment of the fair value of his shares in the event of the following corporate actions:

       - consummation of a plan of merger to which the domestic corporation is a party (i) if approval by the shareholders is required for the merger and he is entitled to vote on the merger, or (ii) in certain circumstances, if the domestic corporation is a subsidiary and is merged with its parent;

       - consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan; or

       - any corporate action taken pursuant to a vote of the shareholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

       Also, and similar to the Oklahoma law, no statutory right of appraisal exists under the Nevada law where the stock of the Nevada corporation is listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or is held of record by at least 2,000 holders, unless:

       - the articles of incorporation of the corporation issuing the shares provide otherwise; or

       - the holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except (i) cash, owner's interest or owner's interest and cash in lieu of fractional owner's interest of the surviving or acquiring entity or any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or is held of record by at least 2,000 holders, or (ii) any combination of the preceding subsection (i).

NEVADA CONTROL SHARE ACQUISITION LAW

     The Nevada law provides that whenever an acquiring person acquires shares of an issuing corporation that (if permitted to vote) would give the acquiring person, directly or indirectly and individually or in association with others, one-fifth, one-third or a majority or more of the voting power in the election of directors of the corporation (a "controlling interest"), the newly acquired control shares will obtain only such voting rights as are conferred by a resolution of the stockholders of the corporation approved at a special or annual meeting. Except as otherwise provided by the articles of incorporation of the issuing corporation, a resolution of the stockholders granting voting rights to the control shares acquired by an acquiring person must be approved by the holders of a majority of the voting power of the corporation and, in certain instances, by the holders of a majority of each class or series of stock, if any, whose preferences or other rights would be changed by reason of the acquisition. For this purpose, shares held by interested stockholders, which includes those held by an acquiring person, an officer or a director of the corporation, or an employee of the corporation, are not considered in voting upon the resolution granting voting rights to control shares. A corporation is subject to the Nevada law and is an "issuing corporation" if it is organized in the state of Nevada and (i) has 200 or more stockholders of record, at least 100 of whom have addresses in the state of Nevada appearing on the stock ledger of the corporation and (ii) does business in the state of Nevada directly or indirectly through an affiliated corporation.

     The term "acquiring person" means any person who, individually or in association with others, acquires or offers to acquire, directly or indirectly, a controlling interest in an issuing corporation. The term "control shares" means those outstanding voting shares of an issuing corporation which an acquiring person and those persons acting in association with the acquiring person (i) acquire in an acquisition or offer to acquire in an acquisition and
(ii) acquire within 90 days immediately preceding the date when the acquiring person became an acquiring person.

     The foregoing provisions of the Nevada law do not apply to acquisitions of a controlling interest where the acquisition of shares occurred in good faith, and without an intent to avoid the requirements of the Nevada law, (i) by an acquiring person authorized under the Nevada law to exercise voting rights, to the extent that the new acquisition does not result in the acquiring person obtaining a controlling interest greater than that previously authorized, or
(ii) pursuant to the laws of descent and distribution, the enforcement of a judgment, the satisfaction of a pledge or other security interest, or a merger or reorganization effected in compliance with the certain provisions of the Nevada law.

     The provisions of the Nevada law apply to any acquisition of a controlling interest in an issuing corporation unless the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by an acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. The articles of incorporation, the bylaws or a resolution adopted by the directors of the issuing corporation may impose stricter requirements on the acquisition of a controlling interest than provided under the Nevada law. The provisions of the Nevada law do not restrict the directors of an issuing corporation from taking action to protect the interests of the corporation and its stockholders, including, but not limited to, adopting or executing plans, arrangements or instruments that deny rights, privileges, power or authority to a holder of a specified number of shares or percentage of share ownership or voting power. Neither the Beta articles nor the Beta bylaws specifically address control share acquisitions.

     Oklahoma law has provisions which are similar to the Nevada law in this respect but the Oklahoma provisions only apply to domestic corporations that have one thousand or more shareholders.

                       MARKET PRICES OF BETA COMMON STOCK

       Beta common stock began trading July 9, 1999 on the Nasdaq Small Cap Market under the symbol "BETA". The following table sets forth for the fiscal period indicated the range of the high and low sale prices of Beta common stock as reported on the Nasdaq Small Cap Market. Beta has not paid any cash or other dividends since its inception. For the foreseeable future, Beta intends to retain any funds otherwise available for dividends for use in the expansion of its business.

                                BETA COMMON STOCK
                             NASDAQ SMALL CAP MARKET

       FISCAL YEAR ENDING DECEMBER 31, 1999:       HIGH        LOW
       ------------------------------------        ----        ---
       1st Quarter                                 N/A            N/A
       2nd Quarter                                 N/A            N/A
       3rd Quarter                                 6-11/16        4-1/4
       4th Quarter                                 8-5/8          5-15/16

       Set forth below is the last reported sale price of Beta common stock on November 19, 1999, the last trading day prior to the public announcement of the execution of the merger agreement, and on January 11, 2000, the last trading day prior to this proxy statement, both as reported on the Nasdaq Small Cap Market:

       November 19, 1999............ $ 8 1/8
       January 11, 2000 ............ $ 6 9/16
                                       -----

                              BETA OIL & GAS, INC.

           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combining, condensed financial information is presented to reflect the Agreement and Plan of Merger on (1) the unaudited historical condensed balance sheet as of September 30, 1999, (2) the unaudited historical condensed statements of operations for the year ended December 31, 1998 and (3) unaudited historical condensed statements of operations for the nine months ended September 30, 1998 and 1999 of Beta Oil & Gas, Inc. ("Beta") and Red River Energy, LLC and subsidiaries ("Red River").

For financial accounting purposes, it is intended that the merger will be accounted for using the pooling-of-interests method of accounting, of which there is no assurance. Accordingly, it is expected that (1) the recorded historical cost basis of the assets and liabilities of Beta and Red River will be carried forward to the combined company, (2) results of operations of the combined company will include results of operations of Beta and Red River for the entire fiscal period in which the combination occurs and (3) the historical results of operations of the separate companies for fiscal years before the merger will be combined and reported as the results of operations of the combined company. No adjustments have been made to the historical financial statements of Beta or Red River to conform the accounting policies of the combining companies as the nature and amounts of such adjustments are not expected to be significant.

The assumptions used in preparing the pro forma adjustments are described in the footnotes to the pro forma combining, condensed financial statements. However, due to the uncertainties inherent in the assumption process, it is at least reasonably possible that the assumptions might require further revision and that such revision could be material.

The unaudited pro forma combining, condensed financial information should be read in conjunction with the historical financial statements and related notes of Beta and Red River contained herein, which were used to prepare the pro forma combining, condensed financial statements.

The pro forma financial information presented is not necessarily indicative of future operations or the actual results that would have occurred had the transactions been consummated at the beginning of the periods indicated. The unaudited pro forma combined, condensed statements of operations do not include the impact of nonrecurring charges or credits directly attributable to the transaction.

                              BETA OIL & GAS, INC.

           UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET AS OF
                               SEPTEMBER 30, 1999

The following Unaudited Pro Forma Combined Condensed Balance Sheet combines the financial position of Beta and Red River as of September 30, 1999. This statement has been prepared under the assumptions set forth in the accompanying notes. This statement should be read in conjunction with the separate unaudited condensed consolidated financial statements and notes thereto of Beta and of Red River included in this proxy statement. The Unaudited Pro Forma Combined Condensed Balance Sheet is not necessarily indicative of the financial position of the combined companies as they may be in the future or as they might have been had the merger been effective September 30, 1999.

                                                                             RED RIVER           MERGER
                                                     BETA OIL & GAS,     ENERGY, LLC AND        PRO FORMA              COMBINED
                                                          INC.             SUBSIDIARIES        ADJUSTMENTS             PRO-FORMA
                                                     ---------------     ---------------     ---------------        ---------------
                                                                  ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                          $       453,637     $       201,466     $      (100,000)(1)    $       555,103
  Accounts receivable                                        230,849             239,637                --                  470,486
  Prepaid expenses                                            82,929              29,549                --                  112,478
                                                     ---------------     ---------------     ---------------        ---------------
     Total current assets                                    767,415             470,652            (100,000)             1,138,067

OIL AND GAS PROPERTIES, at cost
  (full cost method)
  Evaluated properties                                     8,405,024           5,894,708                --               14,299,732
  Unevaluated properties                                  12,264,610           2,713,510                --               14,978,120
  Less-accumulated amortization and
  impairments of full cost pool                           (1,825,452)           (371,041)               --               (2,196,493)
                                                     ---------------     ---------------     ---------------        ---------------
     Net oil and gas properties                           18,844,182           8,237,177                --               27,081,359

OTHER OPERATING PROPERTY AND EQUIPMENT
  Gas gathering system                                          --             1,323,258                --                1,323,258
  Support equipment                                             --             1,094,384                --                1,094,384
  Less-accumulated depreciation                                 --              (107,319)               --                 (107,319)
                                                     ---------------     ---------------     ---------------        ---------------
     Net other operating property and
       equipment                                                --             2,310,323                --                2,310,323

FURNITURE, FIXTURES AND EQUIPMENT,
net                                                           15,422              34,485                --                   49,907

OTHER ASSETS                                                 703,742                --                  --                  703,742
                                                     ---------------     ---------------     ---------------        ---------------

                  TOTAL ASSETS                       $    20,330,761     $    11,052,637     $      (100,000)       $    31,283,398
                                                     ===============     ===============     ===============        ===============

                                                              (CONTINUED)

                              BETA OIL & GAS, INC.

           UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET AS OF
                               SEPTEMBER 30, 1999
                                   (CONTINUED)

The following Unaudited Pro Forma Combined Condensed Balance Sheet combines the financial position of Beta and Red River as of September 30, 1999. This statement has been prepared under the assumptions set forth in the accompanying notes. This statement should be read in conjunction with the separate unaudited condensed consolidated financial statements and notes thereto of Beta and of Red River included in this proxy statement. The Unaudited Pro Forma Combined Condensed Balance Sheet is not necessarily indicative of the financial position of the combined companies as they may be in the future or as they might have been had the merger been effective September 30, 1999.

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                             RED RIVER           MERGER
                                                     BETA OIL & GAS,     ENERGY, LLC AND        PRO FORMA              COMBINED
                                                          INC.             SUBSIDIARIES        ADJUSTMENTS             PRO-FORMA
                                                     ---------------     ---------------     ---------------        ---------------
CURRENT LIABILITIES:

  Current portion of long-term debt                  $          --       $     1,149,091     $          --          $     1,149,091
  Accounts payable, trade                                    133,142             338,604                --                  471,746
  Accrued liabilities                                         40,633             193,936                --                  234,569
                                                     ---------------     ---------------     ---------------        ---------------
     Total current liabilities                               173,775           1,681,631                --                1,855,406

PREMIUMS PAYABLE                                              34,563                --                  --                   34,563
LONG-TERM DEBT, less current portion                            --             8,800,056                --                8,800,056
                                                     ---------------     ---------------     ---------------        ---------------
     Total liabilities                                       208,338          10,481,687                --               10,690,025

              SHAREHOLDERS' EQUITY                        20,122,423             570,950            (100,000)            20,593,373
                                                     ---------------     ---------------     ---------------        ---------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $    20,330,761     $    11,052,637     $      (100,000)       $    31,283,398
                                                     ===============     ===============     ===============        ===============

                              BETA OIL & GAS, INC.

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                   (UNAUDITED)

The following Unaudited Pro Forma Combined Condensed Statement of Earnings combines the operations of Beta and Red River for the year ended December 31, 1998. This statement has been prepared under the assumptions set forth in the accompanying notes. This statement should be read in conjunction with the separate audited consolidated financial statements and notes thereto of Beta and of Red River included in this proxy statement. The Unaudited Pro Forma Combined Condensed Statement of Earnings is not necessarily indicative of the results of operations of the combined companies as they may be in the future or as they might have been had the merger been effective January 1, 1998.

                                                                             RED RIVER           MERGER
                                                     BETA OIL & GAS,     ENERGY, LLC AND        PRO FORMA              COMBINED
                                                          INC.             SUBSIDIARIES        ADJUSTMENTS             PRO-FORMA
                                                     ---------------     ---------------     ---------------        ---------------
REVENUES:

       Oil and gas sales                             $          --       $       865,356     $          --          $       865,356

COSTS AND EXPENSES                                         2,429,343           1,184,853                --                3,614,196
                                                     ---------------     ---------------     ---------------        ---------------

LOSS FROM OPERATIONS                                      (2,429,343)           (319,497)               --               (2,748,840)

OTHER INCOME (EXPENSE), net                                   44,843            (190,169)               --                 (145,326)
                                                     ---------------     ---------------     ---------------        ---------------

                 NET (LOSS)                          $    (2,384,500)    $      (509,666)    $          --          $    (2,894,166)
                                                     ===============     ===============     ===============        ===============


BASIC AND DILUTED LOSS PER SHARE                     $         (0.37)               --                              $         (0.34)
                                                     ===============     ===============                            ===============

  WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING                                6,366,923                --             2,250,000(2)           8,616,923
                                                     ===============     ===============     ===============        ===============

                              BETA OIL & GAS, INC.

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                                   (UNAUDITED)

The following Unaudited Pro Forma Combined Condensed Statement of Earnings combines the operations of Beta and Red River for the nine months ended September 30, 1999. This statement has been prepared under the assumptions set forth in the accompanying notes. This statement should be read in conjunction with the separate unaudited condensed consolidated financial statements and notes thereto of Beta and of Red River included in this proxy statement. The Unaudited Pro Forma Combined Condensed Statement of Earnings is not necessarily indicative of the results of operations of the combined companies as they may be in the future or as they might have been had the merger been effective January 1, 1998.

                                                                             RED RIVER           MERGER
                                                     BETA OIL & GAS,     ENERGY, LLC AND        PRO FORMA              COMBINED
                                                          INC.             SUBSIDIARIES        ADJUSTMENTS             PRO-FORMA
                                                     ---------------     ---------------     ---------------        ---------------
REVENUES:

       Oil and gas sales                             $       375,595     $     2,009,500     $          --          $     2,385,095

COSTS AND EXPENSES                                         1,072,097           1,790,655             100,000(1)           2,962,752
                                                     ---------------     ---------------     ---------------        ---------------

INCOME (LOSS) FROM OPERATIONS                               (696,502)            218,845            (100,000)              (577,657)

OTHER INCOME (EXPENSE), net                               (2,947,350)           (367,040)               --               (3,314,390)
                                                     ---------------     ---------------     ---------------        ---------------
NET (LOSS)                                           $    (3,643,852)    $      (148,195)    $      (100,000)       $    (3,892,047)
                                                     ===============     ===============     ===============        ===============
BASIC AND DILUTED LOSS PER SHARE                     $         (0.46)               --                              $         (0.39)
                                                     ===============     ===============                            ===============
WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING                                  7,852,341                --             2,250,000(2)          10,102,341
                                                     ===============     ===============     ===============        ===============

                              BETA OIL & GAS, INC.

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)

The following Unaudited Pro Forma Combined Condensed Statement of Earnings combines the operations of Beta and Red River for the nine months ended September 30, 1998. This statement has been prepared under the assumptions set forth in the accompanying notes. This statement should be read in conjunction with the separate unaudited condensed consolidated financial statements and notes thereto of Beta and of Red River included in this proxy statement. The Unaudited Pro Forma Combined Condensed Statement of Earnings is not necessarily indicative of the results of operations of the combined companies as they may be in the future or as they might have been had the merger been effective January 1, 1998.

                                                                             RED RIVER           MERGER
                                                     BETA OIL & GAS,     ENERGY, LLC AND        PRO FORMA              COMBINED
                                                          INC.             SUBSIDIARIES        ADJUSTMENTS             PRO-FORMA
                                                     ---------------     ---------------     ---------------        ---------------
REVENUES:

       Oil and gas sales                             $          --       $       324,465     $          --          $       324,465

COSTS AND EXPENSES                                         2,182,893             651,080                --                2,833,973
                                                     ---------------     ---------------     ---------------        ---------------

INCOME (LOSS) FROM OPERATIONS                             (2,182,893)           (326,615)               --               (2,509,508)

OTHER INCOME (EXPENSE), net                                   39,867             (64,403)               --                  (24,536)
                                                     ---------------     ---------------     ---------------        ---------------

NET (LOSS)                                           $    (2,143,026)    $      (391,018)    $          --          $    (2,534,044)
                                                     ===============     ===============     ===============        ===============

BASIC AND DILUTED LOSS PER SHARE                     $         (0.35)               --                              $         (0.30)
                                                     ===============     ===============                            ===============

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING                                  6,154,036                --             2,250,000(2)           8,404,036
                                                     ===============     ===============     ===============        ===============

                      BETA OIL & GAS, INC. AND SUBSIDIARIES

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                          COMBINED FINANCIAL STATEMENTS

(1) Beta and Red River estimate that they will incur transaction costs of approximately $100,000 (pre-tax) associated with the merger. These costs consist primarily of legal and accounting fees. The unaudited pro forma combined condensed balance sheet reflects such expenses as if they had been paid as of the end of the third quarter of 1999.

(2) The pro forma combined weighted average common shares reflect the adjustment for the issuance of 2.25 million shares of Beta common stock to Red River members, per Agreement and Plan of the Merger.

                                    GLOSSARY

As used in this proxy statement:

       "ACQUISITION OF PROPERTIES" are the costs incurred to obtain rights to production of oil and gas. These costs include the costs of acquiring oil and gas leases and other interests. These costs include lease costs, finder's fees, brokerage fees, title costs, legal costs, recording costs, options to purchase or lease interests and any other costs associated with the acquisitions of an interest in current or possible production.

       "AREA OF MUTUAL INTEREST" means, generally, an agreed upon area of land, varying in size, included and described in an oil and gas exploration agreement which participants agree will be subject to rights of first refusal as among themselves, such that any participant acquiring any minerals, royalty, overriding royalty, oil and gas leasehold estates or similar interests in the designated area, is obligated to offer the other participants the opportunity to purchase their agreed upon percentage share of the interest so acquired on the same basis and cost as purchased by the acquiring participant. If the other participants, after a specific time period, elect not to acquire their pro-rata share, the acquiring participant is typically then free to retain or sell such interests.

       "BACK-IN INTERESTS" also referred to as a carried interest, involve the transfer of interest in a property, with provision to the transferor to receive a reversionary interest in the property after the occurrence of certain events.

       "BBL" means barrel, 42 U.S. gallons liquid volume, used in this proxy statement in reference to crude oil or other liquid hydrocarbons.

       "BCF" means billion cubic feet, used in this proxy statement in reference to gaseous hydrocarbons.

       "BCFEQ" means billions of cubic feet of gas equivalent, determined using the ratio of six thousand cubic feet of gas to one barrel of oil, condensate or gas liquids.

       "CASING POINT" means the point in time at which an election is made by participants in a well whether to proceed with an attempt to complete the well as a producer or to plug and abandon the well as a non-commercial dry hole. The election is generally made after a well has been drilled to its objective depth and an evaluation has been made from drill cutting samples, well logs, cores, drill stem tests and other methods. If an affirmative election is made to complete the well for production, production casing is then generally cemented in the hole and completion operations are then commenced.

       "DEVELOPMENT COSTS" are costs incurred to drill, equip, or obtain access to proved reserves. They include costs of drilling and equipment necessary to get products to the point of sale and may entail on-site processing.

       "EXPLORATION COSTS" are costs incurred, either before or after the acquisition of a property, to identify areas that may have potential reserves, to examine specific areas considered to have potential reserves, to drill test wells, and drill exploratory wells. Exploratory wells are wells drilled in unproven areas. The identification of properties and examination of specific areas will typically include geological and geophysical costs, also referred to as G&G, which include topological studies, geographical and geophysical studies, and costs to obtain access to properties under study. Depreciation of support equipment, and the costs of carrying unproved acreage, delay rentals, ad valorem property taxes, title defense costs, and lease or land record maintenance are also classified as exploratory costs.

       "FARMOUT" involves an entity's assignment of all or a part of its interest in a property in exchange for the assignee's obligation to expend all or part of the funds to drill and equip the property.

       "FUTURE NET REVENUES, BEFORE INCOME TAXES" means an estimate of future net revenues from a property at a specified date, after deducting production and ad valorem taxes, future capital costs and operating expenses, before deducting income taxes. Future net revenues, before income taxes, should not be construed as being the fair market value of the property.

       "FUTURE NET REVENUES, NET OF INCOME TAXES" means an estimate of future net revenues from a property at a specified date, after deducting production and ad valorem taxes, future capital costs and operating expenses, net of income taxes. Future net revenues, net of income taxes, should not be construed as being the fair market value of the property.

       "MCF" means thousand cubic feet, used in this proxy statement to refer to gaseous hydrocarbons.

       "MMCF" means million cubic feet, used in this proxy statement to refer to gaseous hydrocarbons.

       "MBBL" means thousand barrels, used in this proxy statement to refer to crude oil or other liquid hydrocarbons.

       "GROSS" oil and gas wells or "GROSS" acres is the total number of wells or acres in which Beta has an interest.

       "NET" oil and gas wells or "net" acres are determined by multiplying "gross" wells or acres by Beta's interest in such wells or acres.

       "OIL AND GAS LEASE" OR "LEASE" means an agreement between a mineral owner, the lessor, and a lessee which conveys the right to the lessee to explore for and produce oil and gas from the leased lands. Oil and gas leases usually have a primary term during which the lessee must establish production of oil and or gas. If production is established within the primary term, the term of the lease generally continues in effect so long as production occurs on the lease. Leases generally provide for a royalty to be paid to the lessor from the gross proceeds from the sale of production.

       "OVERPRESSURED RESERVOIR" are reservoirs subject to abnormally high pressure as a result of certain types of subsurface conditions.

       "PRESENT VALUE OF FUTURE NET REVENUES, BEFORE INCOME TAXES" means future net revenues, before income taxes, discounted at an annual rate of 10% to determine their "present value." The present value is shown to indicate the effect of time on the value of the revenue stream and should not be construed as being the fair market value of the properties.

       "PRESENT VALUE OF FUTURE NET REVENUES, NET OF INCOME TAXES" means future net revenues, net of income taxes discounted at an annual rate of 10% to determine their "present value." The present value is shown to indicate the effect of time on the value of the revenue stream and should not be construed as being the fair market value of the properties.

       "PRODUCTION COSTS" means operating expenses and severance and ad valorem taxes on oil and gas production.

       "PROSPECT" means a geologic anomaly which may contain hydrocarbons that has been identified through the use of 3-D and/or 2-D seismic surveys and/or other methods.

       "PROVED OIL AND GAS RESERVES" are the estimated quantities of crude oil, natural gas and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, i.e. prices and costs as of the date the estimate is made. Prices include consideration of changes in existing prices provided only by contractual arrangements, but not on escalations based upon future conditions. Reservoirs are considered proved if economic producibility is supported by either actual production or conclusive formation test. The area of a reservoir considered proved includes (A) that portion delineated by drilling and defined by gas-oil and/or oil-water contacts, if any, and (B) the immediately adjoining portions not yet drilled, but which can reasonably be judged as economically productive on the basis of available geological and engineering data. In the absence of information on fluid contacts the lowest known structural occurrence of hydrocarbons controls the lower proved limit of the reservoir.

       "PROVED DEVELOPED OIL AND GAS RESERVES" are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Additional oil and gas reserves expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery should be included as "proved developed reserves" only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.

     "PROVED UNDEVELOPED OIL AND GAS RESERVES" are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Reserves on undrilled acreage shall be limited to those drilling units offsetting productive units that are reasonably certain of production when drilled. Proved reserves for other undrilled units can be claimed only where it can be demonstrated with certainty that there is continuity of production from the existing productive formation. Under no circumstances should estimates for proved undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual tests in the area and in the same reservoir.

       "RESERVE TARGET" means a geologic anomaly which may contain hydrocarbons that has been identified through the use of 3-D and 2-D seismic surveys and other methods.

       "ROYALTY INTEREST" is a right to oil, gas, or other minerals that is not burdened by the costs to develop or operate the related property. The basic royalty interest is retained by the owner of mineral rights when his property is leased for purposes of development.

       "TREND" means a geographical area where similar geological, geophysical, or oil and gas reservoir and production characteristics may exist.

       "SEISMIC OPTION" generally means an agreement in which the mineral owner grants the right to acquire seismic data on the subject lands and grants an option to acquire an oil and gas lease on the lands at a predetermined price.

       "WORKING INTEREST" is an interest in an oil and gas property that is burdened with the costs of development and operation of the property.

                                BUSINESS OF BETA

GENERAL

       Beta Oil & Gas, Inc. is an oil and gas company organized in June 1997 to engage in the exploration, development, exploitation and production of natural gas and crude oil. Beta's operations are currently focused in proven oil and gas producing trends primarily in South Texas, Louisiana and Central California. Beta believes that the availability of economic 3-D seismic surveys has fundamentally changed the risk profile of oil and gas exploration in these regions. Recognizing this change, Beta has aggressively sought to acquire significant prospective acreage blocks for targeted, proprietary, 3-D seismic surveys. As of December 31, 1998, Beta had assembled approximately 76,000 gross acres under lease or option.

       Approximately 94% of Beta's current acreage position is evaluated by proprietary 3-D seismic data that Beta has acquired, or is in the process of acquiring, through joint participation with operating oil and gas companies. From the data generated by its initial 5 proprietary seismic surveys, covering 313 square miles, in excess of 100 potential drillsites have been identified.

       Approximately $11,000,000 has been utilized to acquire working interests in lands and seismic data in the onshore Texas Gulf Coast region. Beta's interests in the onshore Texas properties are operated by Parallel Petroleum Corporation, Allegro Investments, Inc. and Sue Ann Production, Inc. Drilling commenced on these projects during 1999 and has resulted in seven discoveries of oil and gas to date. Representatives of Parallel, Allegro and Sue Ann have informed Beta that drilling will continue in these projects throughout the year 2000. Beta anticipates that participation in exploratory and drilling projects in South Texas will constitute its primary activity during 2000.

       Approximately $6,800,000 has been invested in leases, seismic and drilling in Louisiana. Drilling commenced on these prospects in 1998 and has resulted in five oil and gas discoveries so far. It is expected that Beta will participate in the drilling of a minimum of six wells in Louisiana during 2000.

       The balance of funds raised to date have been utilized primarily to fund various domestic and international exploratory activities. Beta's exploratory activities in areas outside of Texas have resulted in two natural gas discoveries located in Central California. It is anticipated that Beta will expend additional funds to explore these areas during 2000 and future periods.

       Beta has to rely on joint ventures with qualified operating oil and gas companies to operate its projects through the exploratory and production phases. This has reduced general and administrative costs necessary to conduct operations. As of the date of this proxy statement, Beta is operating only one of the oil and gas wells or prospects in which it owns an interest. The balance of Beta's wells or prospects are being operated by third parties.

TECHNOLOGY

       Beta participates in projects utilizing economically feasible advanced technology in their exploration and development activities to reduce risks, lower costs, and more efficiently produce oil and gas. Beta believes that the availability of cost effective 3-D seismic surveys makes its use in exploration and development activities attractive from a risk management perspective in certain areas. In certain instances, 3-D seismic surveys more accurately inform Beta in evaluating drilling prospects than do conventional 2-D seismic and traditional evaluation methods.

       Briefly, a seismic survey sends pulses of sound from the surface, down into the earth, and records the echoes reflected back to the surface. By calculating the speed at which sound travels through the various layers of rock, it is possible to estimate the depth to the reflecting surface. It then becomes possible to infer the structure of rock deep below the earth's surface. Beta has focused its exploration activity in the Gulf of Mexico region due to affordable and available seismic data, and the affordability of the software and computer hardware necessary to peer through the layers of rock and salt to locate heretofore undiscovered hydrocarbons. Beta evaluates substantially all of its exploratory prospects using 3-D or enhanced 2-D seismic surveys.

       In evaluating certain of its exploratory prospects, Beta also uses amplitude versus offset "AVO" technology. AVO analysis can show the high contrast between the sand and shales and provides for better interpretation of the reservoir sands to determine the presence of gas.

       Beta retains experienced third-party consultants and participates with experienced joint working interest owners to acquire, process and interpret 3-D seismic surveys. Beta attempts to ensure the integrity of the 3-D seismic analysis in each of its projects by emphasizing quality control throughout the data acquisition, processing and interpretation. Whenever possible, Beta also attempts to correlate or "model" the interpretations of 3-D seismic surveys with wells previously drilled on or near the prospect being evaluated.

       Beta may supplement its exploration efforts with acquisitions of producing oil and gas properties. Beta would seek to acquire producing properties that either are underperforming relative to their potential or are candidates for 3-D seismic analysis.

SUMMARY OF OIL AND GAS OPERATIONS

Capitalized costs at December 31, 1997, December 31 1998, and September 30, 1999 (unaudited) relating to Beta's oil and gas activities are summarized as follows:


                                        DECEMBER 31, 1997              DECEMBER 31, 1998                SEPTEMBER 30, 1999
                                        -----------------             -----------------                 -----------------
                                                                                                           (Unaudited)
                                 UNITED STATES      FOREIGN      UNITED STATES      FOREIGN        UNITED STATES      FOREIGN
                                 -------------      -------      -------------      -------        -------------      -------
Capitalized costs-
  Evaluated properties            $     --        $     --        $1,763,082       $1,624,218       $6,743,079       $1,661,945

  Unevaluated properties           5,870,794          30,000      11,426,732           39,963       12,154,084          110,526
  Less- Accumulated
    depreciation, depletion,
    amortization
    and impairment                      --              --           (46,473)      (1,624,218)        (163,507)      (1,661,945)
                                  ----------      ----------      -----------      ----------       -----------      ==========
                                  $5,870,794      $   30,000      $13,143,341      $   39,963       $18,733,656      $  110,526
                                  ==========      ==========      ===========      ==========       ===========      ==========


UNEVALUATED OIL AND GAS PROPERTIES - UNITED STATES

       As Beta's properties are evaluated through exploration, they will be included in the amortization base. Costs of unevaluated properties in the United States at December 31, 1997 and 1998, and September 30, 1999 (unaudited) represent property acquisition and exploration costs in connection with Beta's Louisiana, Texas and California prospects. The prospects and their related costs in unevaluated properties have been assessed individually and no impairment charges were considered necessary for the United States properties for any of the periods presented. The current status of these prospects is that seismic has been acquired, processed and is currently being interpreted on the subject lands within the prospects. Drilling commenced on the prospects in the first quarter of 1999 and will continue in future periods. As the prospects are evaluated through drilling in future periods, the property acquisition and exploration costs associated with the wells drilled will be transferred to evaluated properties where they will be subject to amortization.

UNEVALUATED OIL AND GAS PROPERTIES - FOREIGN

       Unevaluated costs as of September 30, 1999, outside the United States represent costs in connection with the evaluation and proposed acquisition of one or more exploration blocks in Australia.

EVALUATED PROPERTIES - UNITED STATES

       During the year ended December 31, 1998 Beta participated in the drilling of 6 wells within the United States. The property acquisition and exploration costs associated with the wells totaling $1,763,082 were transferred to evaluated properties and were evaluated for impairment. It was determined that the capitalized costs associated with the drilling of these properties exceed their net realizable value by $46,473. Accordingly, an impairment write-down of $46,473 was recorded for the year ended December 31, 1998. Since all of the proved reserves associated with the wells were non-producing or behind pipe and no production had occurred as of December 31, 1998, no depletion expense was recorded during the year ended December 31, 1998.

       During the nine months ended September 30, 1999, Beta participated in the drilling of 13 wells within the United States. The property acquisition and exploration costs associated with the wells were transferred to evaluated properties. It was determined that the total costs in evaluated properties of $8,405,024 as of September 30, 1999 did not exceed their net realizable value. Accordingly, no impairment charge was considered necessary for the nine months ended September 30, 1999. Production commenced during the period and depletion expense of $153,534 was recorded.

EVALUATED PROPERTIES - FOREIGN

       During 1998, Beta, through its wholly owned subsidiary, BETAustralia, LLC secured an option to participate for a 5% working interest in two petroleum licenses covering 2,798,000 acres (approximately 4,372 square miles). Per the terms of the option agreement, Beta exercised its option to earn a 5% working interest by participating in the drilling of two offshore test wells in the license areas. The wells were completed as dry holes. The property acquisition and exploration costs associated therewith totaling $1,625,445 were transferred to evaluated properties and charged to impairment expense during the year ended December 31, 1998. The exploration licenses expired in December 1998. Property acquisition and exploration costs associated with a Brazilian prospect totaling $36,500 were transferred to evaluated properties and charged to impairment expense during the nine months ended September 30, 1999.

                               PROPERTIES OF BETA

       Beta's current oil and gas exploration activities are focused in four distinct project areas as follows:

1. YEGUA AND FRIO TREND 3-D SEISMIC JOINT VENTURE - Onshore Gulf Coast Region, Jackson County, Texas;

2. TRANSITION ZONE PROJECT - Offshore and Onshore Gulf Coast Region, Texas and Louisiana;

3.     NORCAL PROJECT - Onshore San Joaquin and Sacramento Basins, California;
       and

4.     INTERNATIONAL - Onshore Australia and Brazil.

       In substantially all of its project areas, Beta has entered into joint ventures with operators who have extensive experience and expertise in those areas. This has allowed Beta to obtain working interests in a number of prospects with minimal associated overhead.

       The following discussion contains forward looking statements. The projects discussed in this section may never yield any additional commercial discoveries of hydrocarbons and, even if they do, they could result in a loss to Beta. See "RISK FACTORS" FOR A DISCUSSION OF THE RISK FACTORS ASSOCIATED WITH THE PROJECTS.

YEGUA/FRIO/WILCOX TREND 3-D SEISMIC JOINT VENTURE, JACKSON COUNTY, TEXAS

       Beta presently owns working interests in four Onshore Gulf Coast exploration projects located in Jackson County, Texas. The projects are operated by Parallel Petroleum Corporation, a publicly traded company. Approximately 60,000 gross acres, approximately 11,000 acres net to Beta's working interest, of oil and gas leases or seismic options have been acquired in these four projects as of December 31, 1998. As of December 31, 1998, Parallel had completed 3-D seismic surveys over an area totaling 286 square miles within which these projects are located and was evaluating seismic data to select drilling locations. Drilling commenced on Beta's project areas in the first quarter of 1999.

       The following projects in which Beta is participating will use the same seismic techniques that Parallel has previously used to identify potential drill sites. The status of the projects is as follows:

1) TEXANA PROJECT. APPROXIMATELY 25,000 GROSS ACRES UNDER SEISMIC COVERAGE; 2,293 GROSS ACRES UNDER SEISMIC OPTION; 164 GROSS ACRES UNDER LEASE; 614 ACRES UNDER SEISMIC LEASE OPTION OR LEASE NET TO BETA'S 25% WORKING INTEREST AS OF DECEMBER 31, 1998:

       Approximately 40 square miles of 3-D seismic data has been acquired and processed. "Amplitude Versus Offset" analysis and data interpretation is currently being completed. Drilling of exploratory wells is expected to commence in the first quarter of 2000.

2) FORMOSA GRANDE PROJECT. APPROXIMATELY 92,000 GROSS ACRES UNDER SEISMIC COVERAGE; 7,064 GROSS ACRES UNDER SEISMIC LEASE OPTIONS AND 9,194 GROSS ACRES UNDER LEASE; 4,064 ACRES UNDER SEISMIC LEASE OPTIONS OR LEASE NET TO BETA'S 25% WORKING INTEREST AT DECEMBER 31, 1998:

       Approximately 140 square miles of 3-D seismic data has been acquired. The seismic data has been interpreted and prospects identified. Drilling of exploratory wells commenced in the fourth quarter of 1999 and has resulted in one dry hole to date.

3) GANADO PROJECT. APPROXIMATELY 25,000 GROSS ACRES UNDER SEISMIC COVERAGE, 4,581 GROSS ACRES UNDER SEISMIC LEASE OPTIONS AND 9,439 GROSS ACRES UNDER LEASE; 2,804 ACRES UNDER OPTION OR LEASE NET TO BETA'S 20% WORKING INTEREST AT DECEMBER 31, 1998:

       Approximately 40 square miles of 3-D seismic data has been acquired and is in the interpretive stages. Three exploratory wells have been drilled in this project this year. Two wells were dry holes and the third well was completed for production. Additional locations have been identified for drilling in future periods

4) BWC PROJECT. APPROXIMATELY 42,440 GROSS ACRES UNDER SEISMIC COVERAGE, 23,015 GROSS ACRES UNDER SEISMIC LEASE OPTIONS AND 833 GROSS ACRES UNDER LEASE; 2,981 ACRES UNDER OPTION NET TO BETA'S 12.5% WORKING INTEREST AT DECEMBER 31, 1998:

       Approximately 66 square miles of 3-D seismic data has been acquired and is in the interpretive stages. Drilling of exploratory wells commenced in the first quarter of 1999 and has resulted in six oil and gas discoveries out of six wells drilled to date. Additional drilling is scheduled for 2000.

TERMS OF PARTICIPATION

       All of the lands covered by the exploration agreements are subject to "area of mutual interest" provisions described in the glossary preceding the "Business" section. The exploration agreements generally provide, among other things, for participation by Beta and other participants on the following terms and conditions:

       - Participants were required to pay 133% of actual cost of initial land costs, consisting mainly of seismic options, and the costs of acquiring, processing and interpreting seismic data. All costs incurred after the interpretation phase are billed to the participants at actual cost. The post interpretation costs include the cost of drilling, completing and equipping wells and the costs of acquiring leases. All of the projects are now in the post-interpretive stage.

       - Once the seismic data has been acquired and interpreted, prospects will be designated within the seismic survey areas. The parties to the agreement then have the option to participate in the prospect according to their pro-rata working interest. Those parties who elect not to participate forfeit their rights of participation in the specific prospect but retain the right to participate in other prospects proposed in the seismic survey area which are outside of the specific prospect.

       - Those parties who elect to participate in a specific prospect then proceed to acquire oil and gas leases within the prospect by exercising seismic options. The seismic options were acquired in advance of seismic acquisition and convey the right to conduct seismic operations as well as the option to enter into an oil and gas lease on the subject lands at a pre-determined price per acre. The seismic option allows Beta and its partners to acquire and evaluate seismic data before actually acquiring leases. After the seismic data has been evaluated, Beta and its partners can then selectively acquire leases by exercising on acreage which is determined to be prospective from seismic evaluation. Seismic options covering lands which are determined not to have oil and gas potential are allowed to expire at no further cost to the participants. The cost of a seismic option is usually much lower than the cost of acquiring a lease and it also prevents the mineral owner lessor from leasing the oil and gas rights to another party during the term of the option.

GEOLOGICAL AND ECONOMIC OVERVIEW OF THE YEGUA/FRIO/WILCOX TREND 3-D JOINT
VENTURE

       The subject lands lie in close proximity to productive oil and gas fields which produce from the Yegua/Frio/Wilcox intervals. Beta wishes to emphasize that the historical production results in the area are not necessarily indicative of the results that Beta may obtain from its oil and gas prospects.

       Within Beta's project areas, there are high potential exploration opportunities that are being defined with the use of 3-D seismic. The Jackson County, Texas area has proven to be suitable for 3-D seismic as faulting and structures are easily identified and many stratigraphic reservoirs exhibit hydrocarbon indicators from the shallowest Miocene sands, throughout the Frio, and into the Vicksburg, Yegua, and Wilcox intervals. The Formosa Grande Prospect Area has numerous regional down-to-the-coast faults that are easily identified at the top of the Frio, but also has deep seated faulting that does not exhibit displacement at the shallower horizons. Very often, these deep faults do create hydrocarbon traps. Most fields in this trend area exhibit multiple stacked reservoirs.

       A Frio level structure map exhibits numerous large four-way closures, primarily down-thrown to regional growth faulting. These large structures have, for the most part, been exploited, some as early as the 1930s and 1940s. Although it is not readily apparent in regional mapping, much of the Frio production is stratigraphic in nature, that is, trapped in channel sands that traverse structures, or in sands that "pinch out" up onto the flanks of these large structures. Significant reserves may remain in similar traps which have not been developed to date. Such traps should be readily defined with 3-D seismic data.

       Beta's project areas appear to be located in a suitable "trend" area to apply 3-D seismic technology to identify reserves that have been passed over in existing fields as well as to discover new reserves in deeper pools and undrained fault segments in compartmentalized fields.

TRANSITION ZONE PROJECT

       Beta has entered into several joint exploration agreements in southern Louisiana and Texas in an area which is generally described as the Transition Zone.

THE TRANSITION ZONE

       The Transition Zone of Southern Louisiana and Texas covers the shoreline and near shore environments in the Gulf of Mexico region. This region has been under-explored because acquisition of seismic data in the area was very expensive and has historically been of less than ideal quality due to the problems inherent in gathering data in the wide variety of environments encountered between land and deeper water offshore. Innovative techniques have been utilized to acquire and process 3-D seismic data and quality data that provides the opportunity to accurately interpret the structural and stratigraphic framework of the area.

       All of the reserve targets will lie in the shallow waters or onshore. Depths of the reserve targets will typically range from 3,000 to 15,000 feet. The average dry hole costs for these wells are expected to be $1,500,000 for a straight hole and $2,000,000 for a directional hole to the 100% working interest. The completion cost per well is estimated at $1,000,000 to $1,500,000 to the 100% working interest. Beta's prospects in the Transition Zone are located within or adjacent to existing pipeline infrastructure. This will enable wells drilled in the prospects to be connected to existing pipelines to transport oil and gas to markets.

THE CHENIERE EXPLORATION AGREEMENTS

       During 1999, Beta entered into joint exploration agreements with Cheniere Energy, Inc. on five natural gas prospects located in Louisiana.

       The following prospects in which Beta is participating have been identified from a proprietary 3-D seismic survey acquired by Cheniere. The status of the prospects is as follows:

1) COBRA PROSPECT. APPROXIMATELY 1,404 GROSS ACRES UNDER LEASE; 211 ACRES NET TO BETA'S 15% WORKING INTEREST:

       This prospect is located onshore in Cameron Parish, Louisiana. A well commenced drilling on this prospect to a total depth of 12,500 feet in February 1999 and was determined to be non-commercial.

2) SHARK PROSPECT. APPROXIMATELY 752 GROSS ACRES UNDER LEASE; 113 ACRES NET TO BETA'S 15% WORKING INTEREST:

       This prospect is located offshore in West Cameron Block 49, Louisiana. A 9,900 foot test well commenced drilling on this prospect in April 1999 and was completed as a dry hole. A separate deeper 11,000 foot test is planned for this prospect in the year 2000.

3) REDFISH PROSPECT. APPROXIMATELY 404 GROSS ACRES UNDER LEASE; 61 ACRES NET TO BETA'S 15% WORKING INTEREST:

       This prospect is located offshore in West Cameron Block 49, Louisiana. A 10,000 foot test well was drilled on this prospect in March 1999 and completed for production at an initial stabilized production rate in excess of 15,000 mcf and 100 barrels of condensate per day. The well is currently producing at a rate in excess of 19,000 mcf and 70 barrels of condensate per day.

4) STINGRAY PROSPECT. APPROXIMATELY 691 GROSS ACRES UNDER LEASE; 104 ACRES NET TO BETA'S 15% WORKING INTEREST:

       This prospect is located offshore in West Cameron Block 49, Louisiana. A test well was drilled on this prospect in May of 1999. The well was completed for production in September at a stabilized rate in excess of 8,000 mcf and 60 barrels of condensate per day. The initial producing zone is now believed to be depleted and the well is currently shut in pending a re-completion in another producing zone in a shallower interval.

5) HERON PROSPECT. APPROXIMATELY 1,139 GROSS ACRES UNDER LEASE; 142 ACRES NET TO BETA'S 12.5% WORKING INTEREST

       This prospect is located onshore in Cameron Parish, Louisiana. An 11,700 foot Planulina test was commenced in September 1999 and completed as a dry hole.

THE ROZEL EXPLORATION AGREEMENT

       Beta entered into a joint exploration agreement with Rozel Energy in 1998 to explore for oil and gas in the Transition Zone of South Louisiana. Under this agreement, which expired on February 23, 1999, Rozel identified prospects on the basis of a 3-D seismic survey completed by Fairfield Industries, one of the leading providers of 3-D seismic data for the Gulf of Mexico. Although the agreement with Rozel has expired, Beta continues to have participation rights in acreage acquired and wells drilled before the expiration of the agreement.

       Under the terms of the Rozel agreement, Beta provided a total of $480,000 of lease acquisition funding for prospects before expiration of the agreement. Rozel identified the prospects utilizing the 3-D seismic data from the Fairfield survey. In consideration for providing the lease acquisition funds, Beta is entitled, but not obligated, to participate on a prospect by prospect basis in leases that were acquired by Rozel Energy during the term of the agreement.

       There are currently three remaining undrilled prospects in which Beta has rights of participation. Beta's terms of participation shall require it to pay approximately 12.5% of the costs of drilling and completing the first well in each prospect to earn approximately a 9.375% working interest in the initial well and prospect acreage, a "third for a quarter" basis. Beta's 9.375% working interest shall be further reduced to 8.8% after the costs of the prospect have been recouped. Beta is obligated to pay a $50,000 fee on those prospects in which it elects to participate. Beta shall be entitled to reimbursement of lease funds advanced for prospects in which it elects not to participate. Beta shall be entitled to such reimbursement if and when Rozel either sells or otherwise conveys, i.e. farmouts, its interest in, or drills, the prospect.

       In addition to the three undrilled prospects, Beta owns a 9.375% working interest in three producing wells and 5,000 acres surrounding it. The OCS-G-13825 Minkfish #1, West Cameron Blk. 39, was drilled to a depth of approximately 10,500 feet. The well commenced production in January 1999 and is currently producing at a rate in excess of 9,000 mcf and 30 barrels of condensate per day. A second well, the Minkfish #2, was drilled and completed in 1999 and the well is currently producing at rate in excess of 8,000 mcf and 30 barrels of condensate per day. A third well has been drilled and completed and will be produced when the current producing interval in the Minkfish #2 is depleted.

THE LAPEYROUSE 3-D PROSPECT

       This prospect is in Terrebone Parish, South Louisiana, an area specifically targeted by Beta for its high reserve potential based on historical production results that have been published for this area. Although the main objective, the Duval, will be reached with a 14,800' test well, a total of twenty-one objectives will be tested with one well bore. These consist of fourteen smaller objectives from 10,000' to 14,000' to pressure point and seven larger objectives in abnormal pressure, over-pressured reservoir, through 16,000'.

       Beta's working interest was purchased after detailed 3-D seismic was completed and interpreted. A total of 7,000 mineral acres have been leased to drill the multiple objectives stated above. Beta's working interest varies between 2.5% and 6.25% in the project leases. An initial exploratory well is anticipated to be drilled in the second or third quarter of 1999. Beta has acquired additional working interests from participants who have declined to participate, which has increased Beta's working interest in the initial exploratory well to 19%. Estimated drilling costs to casing point for a proposed 14,800 foot test are $3,304,302 of which Beta shall pay $627,817 for its proportionate 19% working interest. Estimated completion costs are $1,051,683 of which Beta shall pay $199,819 for its proportionate 19% working interest, provided Beta elects to participate in the completion. A well is expected to be drilled in the first quarter of 2000.

THE GREENS LAKE PROSPECT

       This prospect is in Galveston County, Texas on trend with the Eagel Point Vicksburg Sand discovery. The 2900 acre prospect lies within a proprietary 24 square mile S-D survey. Prospective sands include the Miocene, Lower Frio and Vicksburg which are upthrown to a major regional fault. . Two wells, both to be drilled to a depth of approximately 14,000 feet, are planned in this prospect. Beta has a 25% working interest in this prospect.

THE ESTERWOOD PROSPECT

       The Estherwood Prospect is located onshore Acadia Parish, Louisiana within the Field Limits of the Lawson Field. The operation involved the re-entry of the Sandefer #1 Pelto originally drilled in 1989. In December 1999 Beta re-entered the well. The Marg tex sand at 11,720' was tested and determined to non-commercial. Beta has a 50% working interest in this prospect and is the operator.

NORCAL PROJECT, ONSHORE SAN JOAQUIN AND SACRAMENTO BASINS

       Beta had entered into an exclusive eighteen month contract, which expired in April of 1999, to utilize 3-D and 2-D seismic technology in a 500 square mile area of mutual interest with a prospect generator, Jim Frimodig. A prospect generator is someone who generates an oil and gas prospect idea using geologic and/or seismic data.

       Beta has maintained a between a 30 to 75% working interest in certain prospects generated by Mr. Frimodig in the San Joaquin and Sacramento Basins in Central and Northern California. As of December 31, 1999, Beta has participated in the drilling of five wells in the Norcal Project. Two of the wells have been completed for production:

1) The N.W. Buttonwillow #1 was completed in July 1998 flowing at a rate of 415 mcf per day and is currently producing at rate of approximately 600 mcf per day. Beta has a 75% working interest in this well.

2) The S.E. Garrison City #1 was completed and tested at a rate of 2,400 mcf per day. The well is awaiting a pipeline hookup. Beta has a 30% working interest in this well.

INTERNATIONAL

       Although the majority of Beta's exploration efforts are focused in the United States, management believes that international exposure can reduce the business risks commonly associated with having operational activities confined to one country.

AUSTRALIAN PROJECTS

       Beta has reviewed a number of exploration projects in the Asia Pacific Region and elected to participate in two exploration areas covering four separate exploration permits in Eastern Australia. A description of the areas is as follows:

1)     TOKO SYNCLINE PROJECT

       Beta's wholly owned subsidiary BETAustralia LLC has signed an agreement with Dyad Australia, Inc. of Midland, Texas to participate for a 20% working interest, 16.4% net revenue interest, in Dyad's rights to the Toko Syncline Project. Dyad is the holder of exploration permits covering approximately 918,000 contiguous acres, 1,434 square miles, in the Georgina and Eromanga Basins of Western Queensland. Since the acquisition of the permits, Dyad has acquired, analyzed, and reprocessed 400 miles of existing 2-D seismic data and identified four potentially significant geological structures encompassing approximately 55,000 acres or 86 square miles. During the period from 1964 to 1980, there were six wells drilled in the Toko Syncline that went deep enough to provide meaningful subsurface control. Four were exploratory and two were full core tests by the Geological Survey of Queensland. Of these six, only one well failed to identify oil or gas shows. At the time the wells were drilled, there were no gas pipelines in the prospect areas available to transport natural gas, if commercial amounts of gas could be discovered. The lack of pipelines in the area discouraged further exploration in the area until now.

       One of the structures is of particular interest due to a well, the Ethabuka #1 drilled on the structure in 1973 by Alliance Oil Development. The well encountered a persistent gas flow of 200 MCF of gas per day while drilling. The well was abandoned 3,500 feet short of the initial target depth after twisting off the drill pipe and making several unsuccessful efforts to reclaim the hole. This very significant show of gas was documented by the Queensland Department of Minerals and Energy. At the time, there was no gas pipeline in the area.

       The market for natural gas has increased significantly since then in the area. Western Queensland has a large mining industry centered in the city of Mt. Isa. This area holds some of the world's largest deposits of copper, lead, zinc, and phosphate. Previously, the mines and the associated processing and smelting plants were fueled entirely by coal, which was shipped approximately 750 miles by rail. The Queensland government is encouraging the introduction of natural gas as an energy source. Construction of a 14 inch gas transmission line from southwest Queensland to Mt. Isa is now complete and transporting gas. The pipeline crosses the Toko Syncline project area, exposing the project to a viable market for natural gas.

       Dyad has entered into an agreement with a major U.S. concern for the funding of additional seismic data acquisition and the drilling of an exploration well. Under the terms of the agreement, Dyad will have the opportunity to buy into the exploratory well by reimbursing its proportionate share of actual costs after the well has been drilled and evaluated. Dyad also has the option of postponing its buy-in until later stages in the development program. Per the terms of the Beta-Dyad agreement, Beta has paid $100,000 to acquire 20% of Dyad's working interest buy-in rights in the project area. If Dyad buys into the program after the initial exploratory well has been drilled and evaluated, Beta will at that point, have the option of acquiring a net 10% working interest at cost. If Dyad postpones its buy-in option until the later stages of the project, then its option to purchase an interest will be incrementally reduced. Beta's working and net revenue interest in the Toko Syncline project area will depend on if and when Dyad and its partners elect to buy-in to the project and will be reduced in the later stages of the project if the buy-in option is not exercised and additional expenditures are incurred by the funding partner. The funding partner will have exclusive marketing rights to hydrocarbons in the project area, subject to an agreed minimum floor price to be received for hydrocarbons produced and sold.

       Beta anticipates that the initial exploratory well could be drilled in the second quarter of 2000.

2)     STANSBURY BASIN PROJECT

       In March 1998, Beta formed a wholly owned subsidiary called BETAustralia, LLC, a limited liability company organized under the laws of California, for the purposes of participating in the Stansbury Basin Project and other Australian projects. Beta made an initial cash advance of $320,000 to secure an option to participate for a 5% working interest in two petroleum licenses covering 2,798,000 acres or approximately 4,372 square miles. Per the terms of the option agreement, Beta exercised its option to earn a 5% working interest by participating in the drilling of two offshore test wells in the license areas. Beta incurred costs of $1,305,445 in the drilling of the two wells. The wells were completed as dry holes. The costs associated therewith totaling $1,625,000 have been transferred to evaluated properties and charged to impairment expense during the year ended December 31, 1998. Beta has no current plans to conduct additional exploration activities in the Australian, Stansbury Basin, license areas. The exploration licenses expired in December of 1998.

       ADDITIONAL PROJECTS UNDER REVIEW

       Although Beta's initial international focus is Australia, management is currently reviewing several other opportunities. However, there is no guarantee that any of these projects will ever reach fruition.

       These are forward looking statements. The projects discussed in this section may never materialize and, even if they do materialize, they could result in a loss to Beta. No formal agreements have been reached and there can be no assurance that such a purchase will ever be completed and this potential acquisition should not be relied upon in making an investment decision.

GENERAL

       Beta holds interests in producing properties and undeveloped acreage in three states within the United States.

COMPANY RESERVES

       Beta had no proved reserves as of December 31, 1997. Beta's total net ownership in oil and gas reserves as of December 31, 1998 is based on an independent engineering report. The reserve quantities and valuations for fiscal 1998 are based upon estimates by Veazey & Associates, Inc.

       Proved developed reserves are those that can be recovered through existing wells with existing equipment and existing operating or tested recovery techniques. All of Beta's reserves are classified as proved developed reserves. These reserves are located entirely within the United States.

                              BETA OIL & GAS, INC.
                         HISTORICAL RESERVE INFORMATION
                        AS OF DECEMBER 31, 1998 AND 1997

                -------------------------------------------------------------------------------
                DESCRIPTION                                               1998             1997
                -------------------------------------------------------------------------------
                                    PROVED DEVELOPED RESERVES
                                                   OIL (BBLS)            1,461                0
                                                    GAS (MCF)        1,596,740                0
                -------------------------------------------------------------------------------
                                              PROVED RESERVES
                                                   OIL (BBLS)            1,461                0
                                                    GAS (MCF)        1,596,740                0
                -------------------------------------------------------------------------------
                                        FUTURE NET CASH FLOWS
                                            BEFORE INCOME TAX       $2,553,762               $0
                -------------------------------------------------------------------------------
                                      STANDARDIZED MEASURE OF
                             DISCOUNTED FUTURE NET CASH FLOWS       $1,716,608               $0
                -------------------------------------------------------------------------------


WELL STATISTICS

       As of December 31, 1997, Beta did not own working interest in any productive wells. As of December 31, 1998 Beta owned working interests in two,
 .84 net, wells which have been completed for production but which have not yet commenced production.

ACREAGE STATISTICS

     The following tables set forth the undeveloped and developed acreage of Beta as of December 31, 1998:

                      BETA OIL & GAS, INC. ACREAGE HOLDINGS
                             AS OF DECEMBER 31, 1998

                ------------------------------------------------------------------------------------------------
                UNDEVELOPED ACREAGE                                      GROSS ACRES              NET ACRES
                ------------------------------------------------------------------------------------------------
                                                   CALIFORNIA                    200                    150
                                                    LOUISIANA                  7,502                    485
                                                        TEXAS                 59,038                 10,955
                ------------------------------------------------------------------------------------------------
                                          UNDEVELOPED ACREAGE                 66,740                 11,590
                ================================================================================================


                ------------------------------------------------------------------------------------------------
                DEVELOPED ACREAGE                                        GROSS ACRES              NET ACRES
                ------------------------------------------------------------------------------------------------
                                                   CALIFORNIA                    600                    450
                                                    LOUISIANA                  5,000                    470
                                                        TEXAS                      0                     00
                ------------------------------------------------------------------------------------------------
                                            DEVELOPED ACREAGE                  5,600                    920
                ================================================================================================

DRILLING ACTIVITY

       The following table sets forth the results of Beta's drilling activities in the fiscal years ended December 31, 1998 and 1997:

                              BETA OIL & GAS, INC.

                          SUMMARY OF DRILLING ACTIVITY
               FOR FISCAL YEARS ENDING DECEMBER 31, 1998 AND 1997

   --------------------------------------------------------------
   EXPLORATORY WELLS                           1998          1997
   --------------------------------------------------------------
   GROSS
                               Productive         2             0
                               Dry                6             0
   --------------------------------------------------------------
                                    TOTAL         8             0
   ==============================================================
   NET
                               Productive       .84             0
                               Dry             1.13             0
   --------------------------------------------------------------
                                    TOTAL      1.97             0
   ==============================================================


   --------------------------------------------------------------
   DEVELOPMENT WELLS                           1998          1997
   --------------------------------------------------------------
   GROSS
                               Productive         0             0
                               Dry                0             0
   --------------------------------------------------------------
                                    TOTAL         0             0
   ==============================================================

   NET
                               Productive         0             0
                               Dry                0             0
   --------------------------------------------------------------
                                    TOTAL         0             0
    ==============================================================


DRILLING ACTIVITY FOR 1998 IS SUMMARIZED AS FOLLOWS:

1. During March 1998, Beta participated in the drilling of two dry holes on one of its Australian exploration licenses.

2. In May 1998, Beta participated in the drilling of the first test well in its Louisiana Transition Zone Prospect. The well, the Whiskey Pass #1, Ship Shoal Blk. 43, was drilled to a depth of 2,500 feet and was completed as a dry hole.

3. In July 1998, Beta participated in the drilling of the Sea Serpent #1, Ship Shoal Blk. 67, to a depth of 11,000 feet and was completed as a dry hole.

4. In July 1998, Beta participated in the drilling of the Minkfish #1, West Cameron Blk. 39, to a depth of 11,000 feet and has been completed as a producer.

5. In October of 1998, Beta participated in the drilling of the Whiskey Pass #2, SL15743 #1, which was drilled to a depth of approximately 4,700 feet and completed as a dry hole.

6. In July 1998, Beta commenced the drilling of the first test well in its Norcal Project. The well has been completed for production and is currently awaiting a pipeline hook-up.

7. In December of 1998, Beta participated in the drilling of a second test well in its Norcal Project which was completed as a dry hole.

SUBSEQUENT DRILLING ACTIVITY

       During the nine months ended September 30, 1999, Beta participated in the drilling of 13 exploratory wells. Of the 13 wells drilled, 4 were completed as dry-holes and 9 are either producing or in various stages of completion for production. The wells are summarized as follows:

                                                                                                    ESTIMATED FIRST
                                                        WORKING                COMPLETION               DATE OF
             WELL NAME              LOCATION           INTEREST %                STATUS                PRODUCTION
             ---------              --------           ----------                ------                ----------
1.      Cobra Stream #1       Onshore Louisiana           15%                   Dry-hole                  N/A
2.      Shark Prospect #1     Offshore Louisiana          15%                   Dry-hole                  N/A
3.      Schluter #1           Jackson Co., TX             20%                   Dry-hole                  N/A
4.      Buttonwillow #1       Kern Co., CA                30%                   Dry-hole                  N/A
                                                    -----------------
                                             Total        80%

                                                    =================

1.      Redfish #1            Offshore Louisiana          15%                On production                9/99
2.      Stingray #1           Offshore Louisiana          15%                On production                9/99
3.      Minkfish #2           Offshore Louisiana          9.4%               On production                9/99
4.      Minkfish #3           Offshore Louisiana          9.4%        Awaiting production facility      6/2000
5.      Pressley #1           Jackson Co., TX            12.5%               On production                9/99
6.      Wilbeck #1            Jackson Co., TX            12.5%               On production                9/99
7.      Alamo Realty #1       Jackson Co., TX             20%                On production                9/99
8.      Mark #1               Jackson Co., TX            12.5%               On production               11/99
9.      Faust #1              Jackson Co., TX            12.5%               On production               11/99
                                                    -----------------
                                             Total       118.8%
                                                    =================


COMPETITION

       The oil and gas industry is highly competitive. Beta competes with a number of other companies, including large oil and gas companies and other independent operators with greater financial resources and, in some cases, with more experience. Companies that are active in the same geographic areas as Beta include, but are not limited to, Basin Exploration Inc., Unocal Corp., Fina Inc., Kerr-McGee Corp., St. Mary Land & Exploration, Esenjay Exploration and Cheniere Energy Inc.

EMPLOYEES

       As of the date of this proxy statement, Beta employs seven full-time employees. Beta hires independent contractors on an "as needed" basis only. Beta has no collective bargaining agreements with its employees. Beta believes that its employee relationships are satisfactory. Due to its current level of growth, Beta anticipates increasing its number of full-time employees to eight by the March of 2000.

PREMISES

       Beta leases slightly over 2,000 square feet in Newport Beach, California, which includes offices and storage space. All of Beta's operations are conducted from this site. The lease expires September 2002, and requires monthly payments of $2,637 per month.

LITIGATION

       There is no litigation currently pending or threatened against Beta.

                           INFORMATION ABOUT RED RIVER

       This section of the proxy statement provides you with certain information regarding Red River and its business. You should read this information in connection with the other information provided to you in this proxy statement.

       Red River was formed in 1997 and commenced operations in early 1998. It was Originally formed as a limited liability company under Oklahoma law and named Red River Energy, L.L.C. Subsequent to September 30, 1999, the members of the limited liability company exchanged their member interests for shares of Red River Energy, Inc., which is an Oklahoma corporation. Red River Energy, L.L.C. continues to hold title to the assets and operations of Red River as a wholly owned subsidiary. The coal bed methane exploration, development and production operations of Red River are conducted through TCM, L.L.C., an Oklahoma limited liability company which is 80% owned by Red River.

       BUSINESS OF RED RIVER

       Red River engages in the oil and gas business in the continental United States. It acquires, develops, operates and sells oil and gas property interests of all types. Red River also focuses on the acquisition of gas gathering systems associated with the producing fields in which it has an interest. It owns and operates the West Edmond Hunton Lime Field Unit in central Oklahoma, the Hitchita Field in Okmulgee and McIntosh Counties, and through its 80% owned subsidiary, TCM, L.L.C., coal bed methane gas wells in Tulsa and Okmulgee Counties in Oklahoma. Red River also owns and operates a gas gathering system located primarily in McIntosh County, Oklahoma.

       Red River's headquarters are located in Tulsa, Oklahoma. At December 1, 1999 Red River employed 14 persons on a full time basis.

       Red River's principal line of business is oil and gas acquisition, exploration, development and production. Red River evaluates producing oil and gas prospects from several perspectives. It reviews the opportunities to produce and market the oil and gas production from the properties, to participate in drilling activities on development locations and to rework the wells to improve production and further develop the area.

       Red River faces strong competition from many other companies and individuals engaged in the oil and gas business, many of which are very large, well-capitalized energy companies with substantial capabilities. Red River may be at a competitive disadvantage in acquiring oil and gas prospects since it must compete with these individuals and companies, many of which have greater financial resources and larger technical staffs.

       Red River's business is not dependent on a single customer and its management does not believe that it will be in the foreseeable future since oil and gas purchasers are readily available in today's markets.

       Red River's search for oil and gas is concentrated in the continental United States, primarily in Oklahoma and Texas. However, the acquisition, exploration, development, production and sale of oil and gas are subject to many factors that are outside Red River's control. These factors include worldwide and domestic economic conditions; oil import quotas; availability of drilling rigs, casing and other supplies; proximity to pipelines; the supply and price of other fuels and the regulation of prices, production, transportation and marketing by Federal and State government authorities. The oil and gas industry has at times been faced with shortages in tubular steel, increased prices in used steel casing and a shortage of drilling rigs which have in the past delayed drilling activities by oil and gas operators. Pumping units and other wellhead equipment have also been in short supply from time to time.

       Red River is engaged in a facet of exploiting natural resources. It is subject to various federal, state and local laws and regulations regarding environmental and ecological matters. Environmental laws may necessitate significant capital outlays, which may materially affect Red River's earnings potential and could cause material changes in Red River's business. At the present time, however, environmental laws have not materially hindered nor adversely affected Red River's business.

       Working capital is needed in the oil and gas industry to finance the drilling and completion of wells, to finance major workovers to enhance existing production, and to acquire undeveloped leasehold interests and proved producing properties. At present, Red River is generating sufficient revenue from operations and has sufficient credit lines to supply current working capital requirements.

       OIL AND GAS PROPERTIES

       WEST EDMOND HUNTON LIME UNIT. The principal properties of Red River are the oil and gas leases comprising the West Edmond Hunton Lime Unit which covers parts of Canadian, Logan, Kingfisher and Oklahoma Counties in central Oklahoma. The production from this 30,160 acre field is from the Hunton Limestone formation (located at depths of 6,600 to 7,100 feet) and was first discovered in 1943. Approximately 80% of the production from this field is natural gas. Red River is the operator of these properties.

       There are 22 gross (21 net) producing wells in the field, 16 (15 net) of which produce natural gas and six (six net) of which produce crude oil. Most of the wells have pumps or other forms of artificial lift to aid production of the reserves. There are 33 additional shut in wells that are being evaluated to be returned to production.

       Sales of natural gas from the West Edmond Hunton Lime Unit are made to GPM Gas Corporation and sales of crude oil from the field are made to Sunoco Inc. Red River believes that other purchasers of production from this field are readily available if the arrangements with the current purchasers were to terminate for any reason.

       Red River believes that there are a number of potential locations to drill additional development wells on the properties. It is anticipated that during 2000 Red River will drill additional wells in this unit, but the extent of this activity will be not be decided until Red River has reviewed the results of a pilot project scheduled to commence second quarter of 2000.

       HITCHITA FIELD. Red River owns approximately 7,800 acres (6,000 net acres) of oil and gas leases in the Hitchita Field which is located in Okmulgee and McIntosh Counties in Oklahoma. It has interests in 44 wells (34 net) and operates 38 of those wells. These wells produce dry gas from various formations with depths ranging from 1700 to 2600'. Gas is sold into Red River Field Services low pressure gathering system. Red River anticipates drilling at least two different prospects in early 2000. Subsequent development operations in the area will depend in largely on the results achieved from these two prospects.

       GAS GATHERING SYSTEM. Through its wholly owned subsidiary, Red River Field Services, L.L.C., Red River owns a low pressure gathering system in the Hitchita Field which comprises approximately 40 miles of pipeline and is connected to 46 wells. The system currently gathers approximately 1,700 Mcf of natural gas per day. Red River is actively seeking new well connections.

       These properties secure a mortgage loan which had an outstanding principal balance at December 1, 1999 of $7,694,229 and which bears interest at the variable annual rate based on the prime rate of the lender or LIBOR, whichever Red River elects from time to time, currently 8.25%. This mortgage loan is a revolving credit facility.

       Red River also has field equipment securing an installment loan with an outstanding balance at December 1, 1999 of $152,723 and which bears interest at the annual rate of 8.25%. The loan matures on October 31, 2001.

       HEDGING TRANSACTIONS. From time to time, Red River engages in hedging transactions in order to increase to some extent the stability and reliability of the prices that it receives for its natural gas production. Red River has committed to sell 2,500 Mmbtus per day of natural gas at a price of $2.585 per Mmbtu and 1,000 Mmbtus per day at a price of $2.624 per Mmbtu through March 2000. Approximately 70% of Red River's average daily gas production is subject to hedging arrangements. Red River expects to continue to engage in hedging transactions at times it believes are opportune as part of its overall natural gas marketing strategy. While hedging arrangements may protect Red River to some extent during the period of the hedging contract from the detrimental effects of declining market prices in natural gas, they will also limit the benefit that Red River would otherwise realize as a result of increases in market prices during the period.

       LEASEHOLD AND WELL DATA. The following tables set forth information with respect to Red River's oil and gas interests. This information is as of September 30, 1999, unless otherwise indicated. Red River's interests are all located in the State of Oklahoma:

                                                     GROSS ACRES        NET ACRES
                                                     -----------        ---------
     Total Developed leasehold acreage                  37,960           35,389
     Total Undeveloped leasehold acreage                     0                0

                                                 TOTAL              OIL               GAS
                                                 -----              ---               ---
     Gross productive wells...................     99                39                60
     Net productive wells.....................     88                38                50


     WELLS DRILLED:                                     TOTAL         OIL          GAS          DRY
                                                        -----         ---          ---          ---
         1999 (through September 30)..............        1            0            1            0
         1998.....................................        0            0            0            0


                                                                  YEAR       NINE MONTHS
                                                                  ENDED          ENDED
                                                                  1998       SEPT 30, 1999
                                                                  ----       -------------
     TYPE OF WELLS DRILLED:
          Net productive exploratory ...............                0                0
          Net productive development ...............                0            0.165
          Net dry development ......................                0                0


     PRICE AND PRODUCTION DATA. Red River's average sales price, oil and natural gas production volumes and average production cost for each Mcf equivalent of production for the periods indicated were as follows:

                                                                                NINE MONTHS
                                                              YEAR ENDED           ENDED
                                                               DECEMBER 31,      SEPT. 30,
                                                                1998               1999
                                                            ---------------    ------------
          Oil production (Bbl) .....................             13,470             24,010
          Gas production (Mcf) .....................            336,537            699,024
          Average sales price:
              Oil (per Bbl) ........................        $     12.94         $    16.30
              Gas (per Mcf) ........................        $      2.24         $     2.70
          Average production cost per
              Mcfe .................................        $      0.76         $     1.00


       RESERVES. The following table sets forth certain information regarding Red River's proved oil and gas reserves at the end of the period indicated. The reports were prepared by Ryder Scott Company Petroleum Engineers in accordance with the guidelines established by the Securities and Exchange Commission and the Financial Accounting Standards Board, using prices received as of the effective date of each report. The reserve information for the December 31, 1998 report was calculated using a gas price of $2.06/mmbtu and oil price of $10.50/bbl. Prices and operating costs are unescalated. The estimated cash flows are reduced to present value amounts by applying a 10% per year discount factor. The standardized measure of future discounted net cash flows reflects estimated future income taxes using current statutory income tax rates including consideration for estimated future statutory depletion and tax credits.

       There are numerous uncertainties inherent in estimating quantities of proved reserves, including many factors beyond the control of Red River. Reservoir engineering is a subjective process of estimating subsurface accumulations of oil and gas that cannot be measured in an exact manner, and the accuracy of any reserve estimate is a function of the quality of available data and the interpretation of that data. As a result, estimates by different engineers often vary, sometimes significantly. In addition, physical factors, such as changes in product price, may justify revision of these estimates. Accordingly, oil and gas quantities ultimately recovered will vary from reserve estimates.

                                                    DECEMBER 31, 1998
                                                    -----------------
          Proved reserves:
              Oil (Bbls) ..........................        434,070
              Gas (Mcf) ...........................     15,542,000
          Estimated future net revenues from oil
              and gas reserves before income taxes:    $26,427,079
          Standardized Measure of Discounted
              Future Net Cash Flows: ..............    $10,106,000


       COAL BED METHANE. Red River, through TCM, is in the process of testing wells drilled during late 1998 and early 1999 in Tulsa and Okmulgee Counties to develop the coal bed methane reserves believed to be there. At December 1, 1999, TCM had drilled a total of 47 wells covering approximately 2800 acres to test the commercial viability of the coal bed methane reserves. Some wells began producing in early 1999 and the last few wells began selling gas in July 1999. The project is still in the testing phase and Red River estimates that it takes approximately 8 to12 months of production of water and gas from each well to determine if it will produce methane in commercial quantities. The proved reserves attributable to this project have not been fully determined. At this time, this project is classified as unevaluated.

       The coal bed methane development operations have been financed primarily under a non-recourse credit facility with Duke Energy Financial Services, Inc. The total amount of the principal due under that facility at December 1, 1999 was $2,243,076 and the indebtedness bears interest at prime plus one percentage point, which currently is 9.25%. Under the terms of the credit facility, Duke Financial Services is entitled to receive overriding royalty interests in these properties.

       LEGAL PROCEEDINGS

       Red River has no pending legal proceedings and, to the knowledge of its management, no legal proceedings are threatened.

       MANAGEMENT OF RED RIVER

       Mr. Rolf N. Hufnagel, age 52, is the Chairman, President and Chief Executive Officer of Red River Energy, Inc., which he cofounded in 1997. His function at Red River is to set the course for Red River's activities, while providing significant interaction within the oil and gas industry so as to maintain sizeable deal flow for acquisition purposes. Mr. Hufnagel is also directly involved with finding, evaluating, negotiating and closing acquisition opportunities and Red River's capital needs. Prior to forming Red River, Mr. Hufnagel founded and served as Chairman, President and Chief Executive Officer of Carlton Resources Corporation, an oil and gas acquisition company, from 1994 to 1998. From 1986 to 1992, Mr. Hufnagel served as Senior Vice President of RAMCO Oil & Gas, Inc., a privately held property acquisition company. Mr. Hufnagel's experience encompasses over 25 years. Mr. Hufnagel received his Bachelor of Science from Cameron University and his Master of Business Administration from the University of Oklahoma in 1974.

       Mr. Robert E. Davis Jr. . age 48, is Executive Vice President and Chief Financial Officer of Red River. He is responsible for the Company's financing and accounting activities as well as assisting in economic evaluations of potential acquisition targets. Prior to cofounding Red River, Mr. Davis served as Executive Vice President and Chief Financial Officer of Carlton Resources Corporation, an oil and gas acquisition company, from 1996 to 1998. From 1994 to 1996, Mr. Davis served as Executive Vice President and Chief Financial Officer of American Central Gas Company in Tulsa, a natural gas gathering and processing company. In 1983, Mr. Davis co-founded and served as Executive Vice President and Chief Financial Officer of Vesta Energy Company, a nationally recognized natural gas marketing company. From 1986 through 1992, he also served as President and Chief Executive Officer of Esco Energy, Inc., the holding company of Vesta Energy Co., Omega Pipeline Co. and Esco Exploration Company. During his 25 years in the oil and gas industry, Mr. Davis also served as CPA with Arthur Young & Company (now Ernst & Young LLP) in Tulsa, specializing in oil and gas taxation and accounting, a commercial loan officer at United Oklahoma Bank in Oklahoma City and manager of drilling program sales and administration with Andover Oil Company of Tulsa. Mr. Davis has a B.S. degree in finance and accounting from the University of Oklahoma. He is a licensed certified public accountant in the state of Oklahoma.

       Mr. Bill L. Baysinger, Jr., age 36, is Senior Vice President of Acquisitions for Red River. He is responsible for identifying strategic acquisition candidates and coordinating the evaluation process of each property set. In addition, Mr. Baysinger oversees the office administration and production land functions. From 1997 until 1998, Mr. Baysinger was employed by Carlton Resources Corporation and, its wholly owned subsidiary, Magic Circle Energy Corporation as Vice President, Business Development. Prior to his employment with Carlton Resources, Mr. Baysinger spent five years in the midstream sector of the oil and gas industry working for Associated Natural Gas (PanEnergy Field Services and now Duke Energy). He has been active in the oil and gas industry for nearly 15 years starting in 1985 as a geologist with Lynan Energy, Inc., a small private oil and gas company. He managed gas marketing, contract administration and volume control functions during another five year span. Mr. Baysinger received a Bachelor of Science degree in Geology from Oklahoma State University in 1985 and his Master of Business Administration from Central State University in 1989. He is a member of the American Association of Petroleum Geologists, Gas Processors Association and the Natural Gas Association of Oklahoma.

       Mr. Brent A. Biggs, age 33, is the Vice President of Marketing for Red River. He is responsible for managing Red River's product marketing efforts including the sale of natural gas, crude oil and liquids. He is also a member of the acquisitions team. Prior to joining Red River in 1998, he was the Manager of Product Marketing and Gas Supply for Carlton Resources Corporation from 1997 to 1998. Prior to joining Carlton Resources, Mr. Biggs was Product-Marketing Manager for RAMCO Operating Company and RB Operating Company from 92 to 97. He has more than nine years experience in the oil and gas business and is a member of the Natural Gas Association of Oklahoma. Mr. Biggs attended the University of Central Oklahoma and majored in Business Management.

       Ms. Janet L. McGehee, age 39, is Vice President of Engineering and is responsible for all the engineering functions of Red River. She evaluates properties for acquisition opportunities and once a property base is established she will be responsible for operations, development and enhancement of the properties. Prior to the formation of Red River, she served as Engineering Manager for Carlton Resources from 1997 to 1998, providing property evaluations to the bank and coordinating evaluations with third party engineering groups. She also provided property enhancement with workover and recompletion proposals on the Magic Circle properties. Prior to joining Carlton in 1997, she was a district engineer for Samson Resources from 1993 to 1996. In addition, Ms. McGehee served as a petroleum engineer for Hawkins Oil & Gas, Inc. from 1983 to 1989, and a senior engineer for Geodyne Resources, Inc. from 1990 to 1992, both in Tulsa. Ms. McGehee received a Bachelor of Science in Petroleum Engineering from Texas A&M University. She is a Licensed Professional Engineer and a member and director of the MidContinent Section of the Society of Petroleum Engineers.

       Mr. Stephen J. Vogel, age 53, is the minority owner and President of TCM. L.L.C., an 80%-owned subsidiary of Red River, which was created to operate Red River's coal bed methane projects. Mr. Vogel brings 25 years of oil and gas experience to Red River Energy. Prior to the formation of Red River, Mr. Vogel served as Vice President of Operations for Carlton Resources from 1996 to 1998. Before joining Carlton Resources, Mr. Vogel owned Star Production Corporation and worked as Senior Vice President of Operations and Chief Operating Officer of RAMCO Oil & Gas, Inc. in Tulsa from 1987 to 1992. Mr. Vogel has worked in oil and gas engineering and operations in the United States, the Pacific Rim, South America, and the Middle East. Mr. Vogel has served as a senior engineer for Phillips Petroleum from 1974 to 1978, the Executive Vice President and Chief Operating Officer of Texas International Petroleum from 1978 to 1981, President and Chief Operating Officer of Graceland Petroleum in Oklahoma City from 1981 to 1982, Vice President of production for Eason Oil from 1983 to 1984, and Vice President of Engineering and Acquisitions for

Samson Resources in Tulsa in 1984. Mr. Vogel received both a Bachelor of Science and Masters of Science in Mechanical Engineering from Oklahoma State University in 1968 and 1973, respectively. Mr. Vogel is a member of the Society of Petroleum Engineers and the American Society of Mechanical Engineers. From 1968 to 1971, Mr. Vogel served in the United States Army in Germany and Vietnam.

       PRINCIPAL SHAREHOLDERS OF RED RIVER

       The following table sets forth certain information concerning the number of shares of Red River common stock owned beneficially, as of December 1, 1999 by each of the Red River shareholders. No shares of any other class of equity securities are outstanding. All of the shares are beneficially owned by the named owners directly.

                                                                        BENEFICIAL OWNERSHIP
                                                                        --------------------
                                                                                    PERCENT
           NAME OF BENEFICIAL OWNER                                      SHARES     OF TOTAL
           ------------------------                                      ------     --------
           Rolf N. Hufnagel                                               640          64%
           Robert E. Davis, Jr.                                           160          16%
           Billy L. Baysinger, Jr.                                         40           4%
           Brent A. Biggs                                                  40           4%
           Janet L. McGehee                                                40           4%
           Stephen J. Vogel                                                40           4%
           Mark Biggs                                                      40           4%
           ------------------------                                     -------     --------
           All directors and officers as a group (7 persons).....       1,000       100.0%
                                                                        =======     ========

                 ADDITIONAL PROPOSAL FOR THE BETA SHAREHOLDERS'
                     CONSENT TO THE ADOPTION OF THE AMENDED
                1999 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

       Effective as of August 27, 1999, our board of directors adopted the 1999 Incentive and Nonstatutory Stock Option Plan, a copy of which is appended to this proxy statement on APPENDIX D. The Plan was subsequently amended and restated by our board of directors effective as of January 6, 2000.

       The Plan as amended and restated is referred to as the "stock option plan." The stock option plan is subject to approval by the written consent of the holders of a majority of the Beta common stock. We are presenting the stock option plan for approval by the written consent of the holders of a majority of the issued and outstanding shares of the Beta common stock. Our management currently 28% of the issued and outstanding shares of Beta common stock. ALL SUCH SHARES OVER WHICH OUR MANAGEMENT EXERCISES VOTING POWER WILL CONSENT TO THE APPROVAL OF THE STOCK OPTION PLAN. It will be necessary to secure the written consent of the holders of a majority of the issued and outstanding shares of Beta common stock to obtain the required approval of the stock option plan.

       The stock option plan provides for the granting to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and for the granting of nonstatutory stock options to directors who are not employees and consultants. In the case of employees who receive incentive stock options which are first exercisable in a particular calendar year whose aggregate fair market value exceeds $100,000, the excess of the $100,000 limitation shall be treated as a nonstatutory stock option under the stock option plan.

       The stock option plan is being administered by the Compensation Committee appointed by our board of directors. This committee consists of two directors, Joe C. Richardson, Jr. and John Tatum, neither of whom is an employee of Beta. As such, under Rule 16b-3, the grant of such stock options under the stock option plan to officers and directors who are our employees is exempt from the short swing profits provisions under Section 16(b) of the Securities Exchange Act of 1934 ("1934 Act").

       This committee has the power, subject to the approval of our board of directors, to determine the terms of the options granted, including the number of shares subject to each option, the exercisability and vesting requirements of each option, and the form of consideration payable upon the exercise of such option (i.e., whether cash or exchange of existing shares of Beta common stock in a cashless transaction or a combination thereof).

       A maximum of 700,000 shares of Beta common stock (which amount is subject to adjustment for stock splits, stock dividends, combinations or reclassification of the Beta common stock) are reserved for issuance under the stock option plan. As of the date of this proxy statement, stock options exercisable for a total of 97,500 shares of Beta common stock have been granted to a total of six employees as incentive stock options. Of this amount, stock options for a total of 95,000 shares of Beta common stock have been granted to officers and directors who are employees. The average exercise price of such stock options is $6.00 per share, which represented an amount in excess of 110% of the fair market value of the average of the last reported highest bid and lowest asked prices quoted on the Nasdaq Small Cap Market on August 27, 1999, which was the date such stock options were granted. IN THE EVENT THAT THE STOCK OPTION PLAN IS NOT APPROVED BY A MAJORITY OF THE BETA SHAREHOLDERS, THE 97,500 STOCK OPTIONS WILL BE CANCELLED.

       The stock option plan requires that the exercise price of the stock options granted under such plan shall not be less than, but may be higher than, 100% of the fair market value per share as determined on the date of grant. However, if an employee who is granted a Stock Option owns, at the time of grant, stock representing move than 10% of the voting power of all classes of Beta Stock, the exercise price for options which are incentive stock options may not be less than 110% of the fair market value per share on the date of grant.

       So long as our stock is reported on The Nasdaq Stock Market, the fair market value per share on the date of grant of a stock option under the stock option plan shall be the average of the last reported highest bid and the lowest asked prices quoted on the Nasdaq Small Cap Market System on such date. If the Company's shares qualify in the future for designation on the Nasdaq National Market System, the fair market value per share shall be the closing price of the Beta common stock as reported on such system on the date of grant, or if our price is not quoted on such date, then the closing price as of the last immediately preceding day on which the closing price is so reported.

       The stock option plan will continue in effect for 10 years from August 20, 1999 (i.e., the date first adopted by our board of directors), unless sooner terminated by our board of directors. Unless otherwise provided by our board of directors, the stock options granted under the stock option plan will terminate immediately prior to the consummation of a proposed dissolution or liquidation of Beta.

       The options granted under the stock option plan are for a period of not more than 10 years after the date of grant. However, in the case of an optionee who owns, at the time of grant, stock representing more than 10% of the combined voting power of all classes of Beta stock, the term of the options shall not be for more than five (5) years.

       Upon the termination of an optionee as our employee, he/she must exercise his/her option within three (3) months (as set forth in such stock option) after he/she ceases to be our employee. If an optionee becomes disabled and due to such disability ceases to be our employee, he/she must exercise his/her option within the period of time not exceeding 12 months (as set forth in such stock option). Upon the death of an optionee whose employment by us was not terminated prior to such event, the optionee's estate or person acquiring the right to exercise such option by bequest or inheritance may exercise such option at any time within 12 months following the date of such optionee's death but only to the extent that the optionee could have exercised such option (under its terms) if his/her employment had continued uninterrupted for such 12 month period.

       The options granted under the stock option plan may only be exercised by the optionee during his/her lifetime and are not transferable except by will or by the laws of descent and distribution. The shares of Beta common stock transferred to an optionee as a result of the exercise of a stock option are "restricted securities" under Rule 144 as promulgated under the 1933 Act and may only be resold or transferred in compliance with such rule and the registration requirements or an exemption from such requirements under the 1933 Act.

                              SHAREHOLDER PROPOSALS

Shareholders of Beta may submit proposals to be considered for stockholder action at the 2000 Annual Meeting of Shareholders of Beta if they do so in accordance with applicable regulations of the SEC and with the requirements of the Beta by-laws. Any stockholder proposal must be submitted to the secretary of Beta no later than January 30, 2000 in order to be considered for inclusion in Beta's 2000 proxy materials. The proxies named in the proxy solicitation for the 2000 Annual Meeting of shareholders will have discretionary authority to vote on any matters proposed at the meeting by any shareholders if Beta was not given written notice of the matter no later than March 15, 2000.

                             INDEPENDENT ACCOUNTANTS

The consolidated financial statements of Beta as of December 31, 1998 and 1997 and for each of the two years in the period ended December 31, 1998, included in this proxy statement have been included in reliance on the report of Hein + Associates, LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

The consolidated financial statements of Red River as of December 31, 1998 and for the fiscal period ended December 31, 1998, included in this proxy statement, have been included in reliance on the report of Hein + Associates LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

                                     EXPERTS

The unaudited supplementary oil and gas reserve information of Beta included in this proxy statement has been included in reliance of the report of Veazey & Associates, Inc. The unaudited supplementary oil and gas reserve information appears elsewhere in this proxy statement on the authority of Veazey & Associates, Inc.

The unaudited supplementary oil and gas reserve information of Red River included in this proxy statement has been included in reliance of the report of Ryder Scott Company, L.P. The unaudited supplementary oil and gas reserve information appears elsewhere in this proxy statement on the authority of Ryder Scott Company, L.P.

                                 LEGAL OPINIONS

The validity of the shares of Beta common stock being offered hereby is being passed upon for Beta by Clanahan, Tanner, Downing and Knowlton, P.C. Shareholders of this law firm do not own shares of Beta common stock.

                                     ANNEX A

                         (AGREEMENT AND PLAN OF MERGER)

                          AGREEMENT AND PLAN OF MERGER


     THIS AGREEMENT AND PLAN OF MERGER ("Agreement") is made this 19th day of November, 1999, by and among Beta Oil & Gas, Inc., a Nevada corporation ("Purchaser"), Beta Acquisition Company, Inc., an Oklahoma corporation ("Merger Sub"), and Red River Energy, Inc., an Oklahoma corporation ("Company") and the shareholders listed in Schedule A attached to this Agreement, individually (collectively, "Red River Shareholders").

                                    RECITALS

     A.  The  Company  is  engaged  in  the  ownership,   leasing,  acquisition,
exploration, drilling and development of oil and gas property, located in Oklahoma and the production and sale of oil and gas; B. The Purchaser owns 100% of the issued and outstanding capital stock of Merger Sub;

     B. The Purchaser owns 100% of the issued and outstanding capital stock of Merger Sub:;and

     C. Purchaser desires to acquire the Company's business by merging the Merger Sub with and into the Company in accordance with the terms and conditions of this Agreement in a transaction designed and intended to meet the requirements of Section ("ss.") 368(a)(l)(A) and ss.368(a)(2)(E) of the Internal Revenue Code of 1986, as amended ("Code") and as a result of such transaction the Company, following the merger of Merger Sub with and into the Company which shall be the Surviving Corporation and, as such, shall become a subsidiary of the Purchaser.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. CERTAIN DEFINITIONS. The definitions set forth below shall apply to the meaning of the terms as used throughout this Agreement. All other capitalized terms shall have the meaning as defined in other sections of this Agreement.

          1.1 "AFFILIATE" shall mean with reference to a particular Person (i) any Person, directly or indirectly, owning, controlling or holding with power to vote 10% or more of the outstanding voting securities of such particular Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such particular Person; or (iii) any Person, directly or indirectly, controlled by, controlling or under common control with such particular Person

          1.2 "AGREEMENT" shall mean this Agreement and Plan of Merger.

          1.3 "BETA COMMON STOCK" shall mean the $.001 par value voting common stock of the Purchaser.

          1.4  "CLOSING"  shall  mean  the   consummation  of  the  transactions
     contemplated by this Agreement.

          1.5 "CLOSING DATE" shall mean the date on which the Closing occurs pursuant to Section 2.4 hereof.

          1.6 "COMMISSION" shall mean the United States Securities and Exchange Commission.

          1.7 "COMPANY" shall mean Red River Energy, Inc., an Oklahoma corporation, and its predecessor, Red River Energy, L.L.C. which became a wholly owned subsidiary of Red River Energy, Inc. in a reorganization under ss.351 of the Code.

          1.8 "EFFECTIVE TIME" shall mean the time when the Certificate of Merger is filed as provided in Section 2.5 hereof and the Merger of Merger Sub with and into the Company becomes effective under applicable law.

          1.9 "RED RIVER SHAREHOLDERS" shall mean the shareholders set forth in Schedule A attached to this Agreement, who collectively, as of the date of this Agreement, own all of the issued and outstanding Red River Stock.

          1.10 "RED RIVER STOCK" shall mean the $1.00 par value voting common stock of the Company, which is the only authorized capital stock of the Company.

          1.11 "EMPLOYMENT AGREEMENTS" shall mean those Employment Agreements attached hereto as Exhibit 7.1.9.

          1.12 "MERGER" shall have the same meaning as set forth in Section 2.2 hereof.

          1.13 "PERSON" shall mean an individual, partnership, corporation, trust, limited liability company, unincorporated organization, association or joint venture or a government, or an agency, political subdivision or instrumentality thereof.

          1.14   "PURCHASER"   shall  mean  Beta  Oil  &  Gas,  Inc.,  a  Nevada
     corporation.

          1.15 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

          1.16 "SURVIVING CORPORATION" shall have the same meaning as set forth in Section 2.2 of this Agreement.

          1.17 "YEAR 2000 COMPLIANCE" shall mean that (a) no value for current date will cause any interruption in operation; (b) date-based functionality will behave consistently for dates prior to, during and after Year 2000;
     (c) in all interfaces and data storage, the first two digits in the year of any date are specified either explicitly or by unambiguous algorithms; (d) year 2000 will be recognized as a leap year; and (e) the year "00" will be read and correctly interpreted as the year "2000."

     All other capitalized terms shall have the meanings as specified elsewhere in this Agreement.

     2. THE MERGER AND CONSIDERATION

          2.1 RED RIVER CONSIDERATION. On the Closing Date, the shares of Red River Stock owned by the Red River Shareholders, consisting of 1,000 shares of Red River Stock which constitutes all of the issued and outstanding shares of the Company's capital stock, shall be converted into and become, and there shall be paid and issued, in exchange for such shares, Two Million Two Hundred Fifty Thousand (2,250,000) shares of Beta Common Stock which shall be issued by the Purchaser to the Red River Shareholders. Such shares of Beta Common Stock shall be divided and issued to each Red River Shareholder in proportion to their respective ownership interests in the Red River Stock as set forth in Schedule A attached hereto.

          2.2 MERGER. At the Effective Time and subject to and upon the terms and conditions of this Agreement and in accordance with Oklahoma law, Merger Sub shall be merged with and into the Company (the "Merger") and as a result of such Merger the separate corporate existence of the Merger Sub shall cease and the Company shall continue as the surviving corporation. The Company as the surviving corporation after the Merger is hereafter sometimes referred to as the "Surviving Corporation".

          The Merger will have the effect set forth in the Oklahoma General Corporation Act. The Surviving Corporation may, at any time after the Effective Time, take any action, including executing and delivering any certificates, instruments and documents as shall be determined by the Board of Directors of the Surviving Corporation to be necessary and appropriate, in the name and on behalf of either the Company or Merger Sub in order to carry out and effectuate the transactions contemplated by this Agreement.

          2.3 SHAREHOLDER APPROVALS. Subsequent to the date of this Agreement and prior to the Effective Time, the parties hereto shall obtain the requisite shareholder approval as required under their respective Articles or Certificate of Incorporation and Bylaws and under Nevada and Oklahoma law as follows:

               a PURCHASER APPROVAL. Pursuant to Section 1.4b of Article XII of the Purchaser's Bylaws, the Purchaser, through its Board of Directors, shall duly call, give notice of, convene shareholders for the approval of this Agreement and the issuance of the shares of Beta Common Stock for the number of shares as contemplated under Section 2.1 hereof, all in accordance with Nevada law, its Articles of Incorporation and Bylaws. In addition, the Purchaser as the holder of 100% of Merger Sub's issued and outstanding Common Stock shall approve, by written consent of its Board of Directors, this Agreement and the Merger contemplated hereby in accordance with Oklahoma law and the Certificate of Incorporation of Merger Sub; and

               b COMPANY APPROVAL. The Company, acting through its Board of Directors shall duly call, give notice of, convene and hold a special meeting of its shareholders (the "Special Meeting") to consider and vote upon the approval and adoption of this Agreement and the Merger contemplated hereby, or shall seek the requisite written consent of its shareholders, all in accordance with Oklahoma law and its Certificate of Incorporation and Bylaws. The Company shall hold the Special Meeting or obtain such written consent as soon as practicable after the date hereof.

          2.4 CLOSING. The Closing Date shall occur on that date which is on or before three (3) days after the satisfaction and receipt of any and all required conditions and approvals, including any required approval of the shareholders of Purchaser; but in no event later than March 31, 2000. The Purchaser and the Company will use best efforts to close as soon as possible upon execution of this Agreement. In the event that the Closing Date falls on a Saturday, Sunday or Federal holiday, then the next succeeding date which is not a Saturday, Sunday or Federal holiday shall be the Closing Date. The Closing shall take place at the offices of the Company, 6120 S. Yale, Suite 813, Tulsa, Oklahoma, 10:00 a.m. Central Standard Time on the Closing Date, or at such other time or place as mutually agreed by the parties hereto. Such Closing may be accomplished by facsimile transmission of Closing Documents and facsimile signatures, provided that the original of such signed documents are transmitted to the party or parties entitled to receive such documents within three (3) business days following the Closing Date. The Closing shall be effective as of the close of business of the Closing Date. At the Closing, (a) the Company and the Red River Shareholders will deliver to Merger Sub and the Purchaser the various certificates and instruments and documents referred to in Section 7.1 hereof, (b) Purchaser and Merger Sub will deliver to the Company and the Red River Shareholders the various certificates, instruments and documents referred to in Section 7.2 hereof, and (c) Purchaser and Merger Sub will deliver to the Red River Shareholders in the manner provided below in Section 7.2.1 the Stock Certificates evidencing the consideration issued in the Merger.

          2.5 CONSUMMATION OF THE TRANSACTION AT THE CLOSING. Purchaser, Merger Sub and the Company will each carry out the procedures specified under the applicable provisions of Oklahoma law as shall be necessary and appropriate to assure the effectiveness of the Merger. The Merger shall be consummated by filing the Certificate of Merger with the Secretary of State of Oklahoma in such form as required by, and executed in accordance with the relevant provisions of Oklahoma law to the extent required. Such Certificate of Merger shall provide for an amendment to the Company's Certificate of Incorporation to change its name to "Beta Operating Company."

          2.6 EFFECT OF MERGER. At the Effective Time:

               2.6.1 SURVIVING CORPORATIOn. Merger Sub shall be merged with and into the Company, with the Company as the Surviving Corporation, and the separate existence of Merger Sub shall cease. As a result of the Merger, the Red River Shareholders who held stock certificates representing the Red River Stock prior to the Merger shall cease to have any rights with respect to such stock and all rights, privileges, powers, franchises and interests of the Company and all of its properties, whether real, personal or mixed, all debts due on whatever account, and every other interest of the Company, whether tangible or intangible shall be deemed to vest in the Surviving Corporation without further act or deed, and all claims, demands, property and every other interest shall be as of the Effective Time the property of the Surviving Corporation to the same extent as previously owned or held by the Company.

               2.6.2  CERTIFICATE OF  INCORPORATION.  Except as  contemplated by
          Section 2.5, the Certificate of Incorporation of the Company in effect at and as of the Effective Time shall remain the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by law.

               2.6.3 BYLAWS. The Bylaws of the Company, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation until thereafter amended as provided by law and provisions of such Bylaws.

               2.6.4 DIRECTORS AND OFFICERS. Immediately prior to the Effective Time of the Merger, the directors and officers of the Company as constituted immediately prior to the Effective Time shall tender their resignations to the Company as agreed upon in Exhibit 2.6.4. The number of directors of the Surviving Corporation and the persons serving as Directors of the Surviving Corporation shall be a minimum of three (3) directors and a maximum of six (6) directors (the exact number of which shall be determined by resolution of the directors of the Surviving Corporation). The number of directors and the individuals who shall serve as directors of the Surviving Corporation shall be determined by the Purchaser, as the sole shareholder of the Surviving Corporation immediately following the Effective Time and such persons as so appointed shall continue to hold office until their successors have been duly nominated, elected or appointed as provided under the Surviving Corporation's Bylaws as may subsequently be amended in accordance with the provisions thereof. The officers of the Surviving Corporation shall be appointed, immediately following the Effective Time and the election by the Purchaser of the directors of its Board of Directors, by the directors of the Surviving Corporation and such officers as so appointed shall hold such offices in the Surviving Corporation following the Effective Time, until such time as their successors have been duly appointed and qualified.

               2.6.5 THE MERGER. From and after the Effective Time, the Merger shall have all the effects provided for a merger under Oklahoma law, , which law shall govern the Surviving Corporation.

          2.7 EFFECT ON CAPITAL STOCK.

               2.7.1 CONVERSION OF RED RIVER STOCK. At the Effective Time, as a result of the Merger and without any action on the part of Purchaser, Merger Sub, the Company or the holders of any of their securities, all of the issued and outstanding shares of Red River Stock immediately prior to the Effective Time, held by the Red River Shareholders shall be delivered for surrender to the Purchaser on the Closing Date and at the Effective Time converted into the right to receive all of the shares of Beta Common Stock payable under this Agreement.

               The certificate or certificates representing Red River Stock shall after the Effective Time cease to have any rights with respect to such shares of Red River Stock except the right to the issuance of the number of shares of Beta Common Stock as provided in Schedule A attached hereto for such Red River Stock upon the surrender of such certificate or certificates in accordance with this Section 2.7 hereof. Upon the filing of the Certificate of Merger with the Secretary of State of Oklahoma, as a consequence of the Merger and without any other action on the part of the parties to this Agreement, each of the issued and outstanding shares of Red River Stock shall be cancelled and retired by the Surviving Corporation in exchange for the shares of Beta Common Stock as provided in Section 2.1 hereof and as set forth in Schedule A attached hereto and all other shares of the Company's capital stock shall automatically be cancelled and retired and no payment by the Purchaser or Merger Sub shall be made with respect to any such other capital stock, if any, of the Company. At the Closing, the Company shall issue to the Purchaser a stock certificate, registered on the Company's stock transfer records, in the Purchaser's name representing 1,000 shares of the Surviving Corporation's Common Stock, which shall have been duly authorized by the Board of Directors of the Company as constituted immediately prior to the Closing Date and such shares as so issued shall constitute the only issued and outstanding shares of the Surviving Corporation.

               2.7.2 SUBSEQUENT TRANSFER: LOSS, STOLEN OR DESTROYED CERTIFICATES. After the Effective Time, there shall be no transfer on the stock transfer books of the Surviving Corporation of shares of Red River Stock that were registered as outstanding immediately prior to the Effective Time other than the shares issued in the name of the Purchaser as required in Section 2.7.1 hereof. If any registered certificate for the Company shall have been lost, stolen or destroyed, the Surviving Corporation, upon making of an Affidavit signed by the person claiming such certificate to have been lost, stolen or destroyed and setting forth the facts and other information relating to such loss or destruction shall, subject to the provisions of this
          Section 2.7.2, deliver a stock certificate for the appropriate shares of Beta Common Stock for the Red River Stock represented by such certificate in accordance with Section 2.1.1 hereof to the Person(s) legally entitled thereto. The Surviving Corporation, in the sole discretion of its Board of Directors and as a condition precedent to the delivery of the shares of Beta Common Stock in exchange for the shares of Red River Stock represented by such certificate, may require the owner of such lost, stolen or destroyed certificate to provide a bond or other security in such sum as it reasonably may direct as indemnity against any claim that may be made against the Surviving Corporation with respect to the certificate alleged to have been so lost, stolen or destroyed.

               2.7.3 MERGER SUB STOCK. Each share of the $.001 par value common stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be cancelled and converted into the 1,000 shares of the Surviving Corporation's Common Stock as provided in Section
          2.7.1 hereof, all of which shares shall be owned and held of record in the name of the Purchaser.

               2.7.4 DISSENTING SHARES. As provided in Section 3.1.4 hereof, the Red River Shareholders shall take whatever action is necessary and appropriate effectively to waive under the applicable provision of the Oklahoma General Corporation Act their rights to an appraisal of the shares of Red River Stock held by each of them, which represent all the authorized, issued and outstanding shares of the Red River Stock on and prior to the Closing Date.

     3. CONDITIONS PRECEDENT TO OBLIGATIONS

               3.1 CONDITIONS PRECEDENT TO THE PURCHASER'S AND MERGER SUB'S OBLIGATIONS. The obligations of Purchaser and Merger Sub to be performed under this Agreement on or before the Closing Date are subject to each and all of the following conditions, any one or more of which may, however, be waived in whole or in part by Purchaser.

               3.1.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company herein contained shall be true on and as of the date hereof and as of the Closing Date in all material respects with the same force and effect as though made on and as of said date.

               3.1.2 PERFORMANCE OF OBLIGATIONS. The Company shall have performed in all material respects all of the Company's covenants, undertakings, obligations, conditions and agreements required to be performed by it under this Agreement.

               3.1.3 PERFORMANCE AT CLOSING. The Company shall have performed each of the acts it is required to perform and delivered each of the certificates and other documents it is required to deliver, or appeared at Closing ready, willing and able to perform each of the acts it is required to perform and deliver each of the certificates and other documents it is required to deliver.

               3.1.4 WAIVER OF DISSENTER'S RIGHTS. The Red River Shareholders shall have provided the Company prior to Closing a legally binding instrument executed by such Shareholders waiving all of their rights for an appraisal of the Red River Stock owned by them in accordance with the Oklahoma General Corporation Act and any other applicable provisions under Oklahoma law and to the extent applicable under Nevada law.

               3.1.5 ABSENCE OF RESTRAINING ACTION. No suit, action or other proceeding shall be pending, or threatened, before any court or governmental agency in which it will be, or it is, sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereunder.

               3.1.6 ABSENCE OF LITIGATION. The Company shall have disclosed to Purchaser in Exhibit 4.1.20 all suits, actions or other proceedings pending before any court or governmental agency, or threatened against or affecting the Company and Purchaser shall be satisfied that no such suit, action or other proceeding, if adversely determined, would have a material adverse effect on the value of the business, assets, or properties of the Company, or the value of the Red River Stock.

               3.1.7 NO ATTACHMENT. None of the Company's assets or properties shall have been attached or levied upon or passed into the hands of a receiver or assignee for the benefit of creditors. No petition or similar instrument shall have been filed with respect to the Company under any bankruptcy or insolvency law, and no injunction or restraining order shall have been instituted against the Company that would have a material adverse effect on the Company.

               3.1.8 NO LIENS,  INDEBTEDNESS.  Except  as set  forth in  Exhibit
          3.1.8, the Company shall not be subject to indebtedness nor its properties or assets subject to liens or encumbrances of any kind, other than (i) indebtedness and liens for current taxes, wages and operating expenses in the normal course of business, payment of which at the time of Closing shall not yet be due; (ii) indebtedness identified in the Company's Financial Statements as set forth in
          Exhibit 4.1.7 attached hereto; (iii) any accounts payable or loans advanced to the Company subsequent to the Financial Statement Date which were incurred in the ordinary course of its business; (iv) any other indebtedness approved by the Purchaser; or (v) Permitted Encumbrances (as hereinafter defined).

               3.1.9 RESIGNATIONS. Purchaser and Merger Sub shall have received the resignation dated as of the Closing Date of each director of the Company and the officers of the Company as agreed upon in Exhibit
          2.6.4 that Purchaser requests so resign prior to the Closing.

               3.1.10 CORPORATE RECORDS. Purchaser and Merger Sub shall have received the stock books, minute books, and corporate seal (if any) of the Company and its subsidiaries, if any.

               3.1.11 CONSENTS AND WAIVERS. All consents from third parties, including without limitation the Notification and Report Form only to the extent required to be filed under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations thereunder ("HSR Act"), as well as any other consent or waiver required under any other Licenses, Leases, Permits, Approvals or Contracts set forth in Exhibits 4.1.17, 4.1.22, 4.1.24 and 4.1.28 attached hereto and as provided in Section 4.1.31 hereof and any other person or governmental bodies, necessary for the consummation of the transactions contemplated hereby shall have been obtained.

               3.1.12 ABSENCE OF ADVERSE CHANGES. The Company shall not have suffered any material adverse change in its financial condition, business, property or assets since the date of the Company's Financial Statements as set forth in Exhibit 4.1.7 attached hereto

               3.1.13 OPINION OF COUNSEL. Purchaser and Merger Sub shall have received an opinion of counsel for the Company dated as of the Closing Date in form or substance as may reasonably requested by Purchaser.

               3.1.14 CERTIFICATES. Purchaser and Merger Sub shall have received the certificates and other closing documents required to be received under Section 7.1.6 and otherwise under Section 7.1 hereof on or prior to the Closing Date.

               3.1.15 SHAREHOLDER APPROVAL. The shareholders of the Company shall have approved the Merger and the other transactions contemplated by this Agreement in accordance with the Oklahoma General Corporation Act.

               3.2 CONDITIONS PRECEDENT TO THE COMPANY'S AND RED RIVER SHAREHOLDERS' OBLIGATIONS. The obligations of the Company and the Red River Shareholders to be performed under this Agreement at Closing are subject to each and all of the following conditions, any one or more of which may, however, be waived in whole or in part by the Company or the Red River Shareholders.

                    3.2.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Purchaser and Merger Sub set forth in this Agreement shall be true and correct in all material respects on and as of the date hereof and as of the Closing Date with the same effect as if made on and as of the said date.

                    3.2.2 PERFORMANCE OF OBLIGATIONS. Purchaser and Merger Sub shall have performed or complied with all of Purchaser's and Merger Sub's covenants, undertakings, obligations, conditions and agreements herein to be performed on or before Closing as contained in this Agreement, including, but not limited to, Purchaser's obligation to undertake the filing of the Shelf Registration pursuant to the requirements of and by no later than the date set forth in Section 9.15 and execution by the Surviving Corporation and Purchaser of the Employment Agreements.

                    3.2.3 PERFORMANCE AT CLOSING. Each of Purchaser and Merger Sub shall have performed each of the acts it is required to perform and delivered each of the certificates and other documents it is required to deliver, or appeared at Closing ready, willing and able to perform each of the acts it is required to perform and deliver each of the certificates and other documents it is required to deliver.

                    3.2.4 ABSENCE OF RESTRAINING ACTION. No suit, action or other proceeding shall be pending, or threatened, before any court or governmental agency in which it will be, or it is, sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereunder.


                    3.2.5 ABSENCE OF LITIGATION.  Purchaser shall have disclosed to the Company and the Red River Shareholders all suits, actions or other proceedings pending before any court or governmental agency, or threatened against or affecting Purchaser or Merger Sub and the Company and the Red River Shareholders shall be satisfied that no such suit, action or other proceeding which, if adversely determined, would have a material adverse effect on the value of the business, assets, or properties of the Purchaser or Merger Sub or the value of the Beta Common Stock.


                    3.2.6 CERTIFICATES. The Company shall have received such certificates as are required by Section 7.2.3 hereof on or prior to the Closing Date.

                    3.2.7 OPINION OF COUNSEL. An opinion of counsel for Purchaser and Merger Sub shall have been delivered to the Company and the Red River Shareholders dated as of the Closing Date, substantially in the form or substance as may reasonably requested by the Company and the Red River Shareholders.

                    3.2.8 PURCHASER  SHAREHOLDER  APPROVAL.  The shareholders of the Purchaser shall have approved the Merger and the other transactions contemplated by this Agreement in accordance with the General Corporation Law of Nevada.

                    3.2.9 EMPLOYMENT AGREEMENTS. Purchaser shall have caused the
               Company to execute and deliver the Employment Agreements.

                    3.2.10 ABSENCE OF ADVERSE CHANGES. Neither Purchaser nor Merger Sub shall have suffered any material adverse change in its financial condition, business, property or assets since the date of this Agreement.

                    3.2.11 CONSENTS AND WAIVERS. All consents from third parties, including without limitation the Notification and Report Form only to the extent required to be filed under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations thereunder ("HSR Act"), as well as any other consent or waiver required under any other Licenses, Leases, Permits, Approvals or Contracts set forth in Exhibits 4.1.17, 4.1.22, 4.1.24 and 4.1.28 attached hereto and as provided in
               Section 4.1.31 hereof and any other person or governmental bodies, necessary for the consummation of the transactions contemplated hereby shall have been obtained.

                    3.2.12 FILING OF SHELF REGISTRATION. Purchaser shall undertake to file a Shelf Registration Statement with the Commission to the extent and within the time period required by
               Section 9.15 relating to the future resale of the shares of Beta Common Stock to be received by the Red River Shareholders.

                    3.2.13 NASDAQ LISTING OF SHARES.  Purchaser  shall undertake to file the necessary documents requesting that the shares of Beta Common Stock to be issued to the Red River Shareholders be listed on and available for trading on The Nasdaq Stock Market.

                    3.2.14  DIRECTOR  APPOINTMENT.  Rolf N. Hufnagel  shall have
               been  appointed  as  a  director  of  the  Purchaser,   effective
               immediately after the Effective Time.

     4. REPRESENTATIONS AND WARRANTIES

               4.1 REPRESENTATIONS AND WARRANTIES OF SELLER. The Company and the Red River Shareholders, represent and warrant to Purchaser and Merger Sub as of the date hereof and as of the Closing Date, as follows:

                    4.1.1 GOOD STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma, with full corporate power and authority to own, operate and lease its properties and its interests in properties (including its interests in oil and gas properties) and to carry on its business as now being conducted. The Company is qualified to do business and is in good standing in all jurisdictions where its properties, assets and/or activities and operations so require, which states are listed in Exhibit 4.1.1 attached hereto, except where the failure to qualify would not have a material adverse effect on the Company. True and correct copies of the Company's Certificate of Incorporation and all amendments thereto and restatements thereof, and the Company's Bylaws and all amendments thereof and restatements thereto are set forth in Exhibit 4.1.1 attached hereto.

                    4.1.2 BINDING  AGREEMENT.  This  Agreement has been executed
               and   delivered  by  the  Company  and  each  of  the  Red  River
               Shareholders as set forth above, constitutes the valid and binding obligation of the Company and the Red River Shareholders enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, general principles of equity, or similar laws affecting the rights of creditors generally, and will not conflict with, cause a breach, violate or be in contravention of or result in a default under the Company's Certificate of Incorporation, Bylaws or any other organizational or governing instrument of the Company, or of any Contract, Lease, indenture, promissory notes, agreement, mortgage or other instrument to which the Company is a party or by which any of its assets or property is bound or affected or, to the best of the Company's knowledge, any law, rule, License, regulation, judgment, decree or order of any court, agency or other authority to which jurisdiction the Company is subject. All corporate action necessary for the approval and/or ratification of this Agreement has been taken or will have been taken on or before the Closing.

                    4.1.3 AUTHORIZED STOCK The only authorized  capital stock of the Company is 50,000 shares of its $1.00 par value common stock, of which, as of the date hereof, 1,000 shares of Red River Stock are issued and outstanding. The Red River Shareholders own such portions of the issued and outstanding shares of Red River Stock as set forth in Schedule A attached hereto. No other person has any legal ownership interest in and to any shares of the Red River Stock.

                    4.1.4 STOCK FULLY PAID AND OWNERSHIP OF SECURITIES. All issued and outstanding shares of the Red River Stock have been duly authorized and validly issued and are fully paid and non-assessable. As of the date hereof, there are not, and as of the Closing Date there will not be, any (i) options, warrants, purchase rights, subscription rights or other contract rights or commitments, stock appreciation rights, phantom stock or other any rights to purchase any shares of the Red River Stock or any debt or securities convertible into such shares or (ii) obligations of the Company, contractual or contingent, to issue any such options, warrants, rights or shares. As of the date hereof, record ownership of the Red River Stock is held 100% by the Red River Shareholders, and each such Shareholder owns of record and beneficially the number of shares set forth opposite such Shareholder's name in Schedule A attached to this Agreement. The Red River Shareholders represent and warrant that as of the Closing Date such Red River Stock will be free and clear of all pledges, liens, security interests, encumbrances or other restrictions (excluding restrictions imposed on the transfer of the Red River Stock under the Securities Act) and of all voting trusts, voting agreements, proxies and other voting restrictions.

                    4.1.5 INDEFEASIBLE. The Red River Shareholders have good and indefeasible title to the shares of the Red River Stock to be transferred pursuant to the terms hereof and such shares at the Closing will be presented to the Surviving Corporation, free and clear of all pledges, liens, security interests, encumbrances, equities, claims or other restrictions (other than restrictions imposed under the Securities Act), and such Shareholders have full power and authority to consummate the transactions described herein.

                    4.1.6 NO AGREEMENTS. There are no agreements with any person with respect to (i) the sale, lease, exchange or other disposition of any of the Company's properties or assets, except in the ordinary course of its business; or (ii) the sale, pledge, hypothecation, transfer, assignment or other disposition of the ownership, direct or indirect, of any of the shares of the Red River Stock, the operation of which may in the future result in a change in control of the Company.

                    4.1.7 FINANCIAL REPRESENTATIONS. To be attached hereto within 15 days from the date hereof as Exhibit 4.1.7 are a Balance Sheet, Statement of Income (Loss and Deficit) and Statement of Changes in Financial Position (including notes to such financial statements) as of September 30, 1999, and for the Nine (9) month period then ended (collectively the "Financial Statements"). The Financial Statements will have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as disclosed therein, and will present fairly the financial position of the Company as of September 30, 1999, ("Financial Statement Date") and the results of operations for the Nine (9) month period then ended.

                    4.1.8 NO  LIABILITIES.  As of the Financial  Statement Date,
               the Company had no material liabilities or obligations of any nature (whether accrued, absolute, contingent, and due or to become due) except as disclosed or reflected in the Financial Statements, or as set forth in Exhibit 4.1.8 attached hereto.

                    4.1.9 NO CHANGE IN FINANCIAL CONDITION.  Except as set forth in Exhibit 4.1.9 attached hereto, since the Financial Statement Date, there has not been, and neither the Red River Shareholders nor the Company know of (i) any event, condition or state of facts that has resulted or may reasonably be expected to result in any material adverse change in the financial condition, business, sales, income, properties, assets or liabilities of the Company from that shown on the Financial Statements; or (ii) any material adverse change with respect to any contracts to which the Company is a party or any event, circumstance, fact or other occurrence which may result in any material adverse change to the financial condition, business, sales, income, properties or assets of the Company; or (iii) any material damage, destruction or loss to the properties, assets or business of the Company, whether or not covered by insurance, as the result of any fire, explosion, accident, casualty, labor disturbance or interruption, requisition or taking of property by any governmental body or agency, flood, embargo, or act of God or the public enemy, or cessation, interruption or diminution of operations, which has materially and adversely affected or impaired or which may be reasonably expected to materially or adversely affect or impair the conduct of the Company's operations or business; or (iv) any labor trouble other than routine grievances (including without limitation any negotiation, or request for negotiation, for any representation or any labor contract) or to the Red River Shareholders' and the Company's knowledge any event or condition of any character which has materially and adversely affected or which may be reasonably expected to materially and adversely affect or impair the conduct of the Company's operations or business; or (v) any declaration, setting aside or payment of any dividend, or any distribution, in respect of the Red River Stock; or (vi) any redemption, purchase or other acquisition by the Company of any shares of the Red River Stock; or (vii) any significant loss of customers of the Company.

                    4.1.10 CERTAIN TAX MATTERS.  The Company has, or shall have, prepared and duly filed (and to the best of its knowledge has done so accurately and correctly) all federal, state, county and local income, franchise, sales, use, real property personal property, ad valorem, production and severance tax returns and reports required to be filed as of the date hereof, and which shall be required to be filed on or before the Closing Date, with respect to the Company and has, or shall have duly paid, withheld or reserved for all taxes, penalties and other governmental charges required to be paid as of the date hereof that have been assessed or levied against or upon it or its properties, assets, income, franchises, licenses or sales, including, without limitations, federal, state, county and local income taxes, gross receipt property taxes franchise, sales, use, real property, personal property, ad valorem, production, severance and similar taxes and assessments (based on production of hydrocarbons or receipt of proceeds therefrom on the oil and gas properties or other assets and the business owned and operated by the Company, or to the extent that they relate to periods on or prior to the Financial Statement Date are reflected as a liability on the Financial Statements, or if not paid, is contesting such amounts in good faith by the appropriate proceedings. All such taxes and assessment, which have become due prior to the Effective Time have been or will have been timely and properly paid. In the event the Company is contesting such amounts in good faith, the Company has established a reserve for financial accounting purposes in connection with the business currently conducted by the Company, neither the Red River Shareholders nor the Company know of any proposal by any taxing authority for additional taxes or assessments against or upon the Company. To the best of the knowledge of the Red River Shareholders and the Company, all monies required to be withheld by the Company from employees for income taxes, social security and unemployment insurance taxes have, as of the date hereof, been collected or withheld, and as of the Closing Date shall have been collected and withheld, and either paid to the appropriate governmental agencies or set aside in cash for such purpose. The Company has not entered into any agreement for the extension of time or the assessment of any tax or tax delinquency, nor has the Company received any outstanding or unresolved notices from the Internal Revenue Service or any taxing body of any proposed examination or of any proposed deficiency or assessment or of any tax returns or tax liabilities due and payable. The Company has or will within ten (10) days of the date hereof, deliver to Purchaser an accurate, correct and complete copy of each return or statement filed by, on behalf of or including the Company for federal income tax purposes or state and local income or franchise tax purposes for the last three (3) tax years of the Company or for such period as the Company has been in existence. All material elections with respect to the taxes affecting the Company as of the date hereof are set forth in Exhibit 4.1.10. After the date hereof, no written election permitted under federal, state or local income, property, franchise or other tax laws, ordinances, codes, rules or regulations will be made by the Company without Purchaser's and Merger Sub's express written consent. The provisions of this
               Section 4.1.10 shall not apply to any federal or state income tax returns that may be due for a short period as a result of the Merger but rather shall be subject to filing by the existing officers of the Company within the time period normally required for any such filings following the Effective Date.

                    4.1.11 FINANCIAL DISCLOSURE.  The Company has made available to Purchaser and Merger Sub, all information known to the Red River Shareholders or the Company with respect to (i) accounts, borrowing resolutions and deposit boxes maintained by the Company at any bank or other financial institution and the account numbers and the names and addresses of all of the persons authorized to effect transactions in such accounts and pursuant to such resolutions and with access to such boxes; and (ii) the names of all persons, firms, associations, corporations or business organizations holding general or special powers of attorney from the Company and a summary of the terms thereof.

                    4.1.12  CONDITION  OF  TANGIBLE  ASSETS.  To the best of the knowledge of the Company and the Red River Shareholders, all material tangible portions of the assets, and properties owned by the Company or in which the Company has a leasehold interest or a working interest, royalty interest, farmout or farmin interest or any other leasehold or mineral interest of any kind whatsoever in oil and gas or mineral properties, including the well equipment, pipe and other structures located thereon, including all real properties or leasehold interests in real property and structures thereon, are in good operating condition and repair, subject only to ordinary wear and tear in light of their respective ages and the respective uses for which they are currently used, and that the use of such tangible properties and assets conform and comply in all material respects with all rules, regulations and standards applicable to the Company or its assets or property, imposed by applicable federal, state or local laws, ordinances, codes, orders, rules or regulations.

                    4.1.13 ALL ASSETS.  The properties and assets of the Company as of the date hereof include (i) all properties and assets, whether or not reflected on the balance sheet included in the Financial Statements, including Licenses, Permits, Leases, Contracts, customer lists, goodwill and any other tangible or intangible assets disclosed in the Exhibits attached to this Agreement, and (ii) assets and properties acquired by the Company after the Financial Statement Date and on or before the date hereof in the ordinary course of business or as disclosed in the Exhibits attached to this Agreement, other than such properties and assets as shall have been transferred or otherwise disposed of by the Company in the ordinary course of business.

                    4.1.14 STOCK  TRANSFER  RECORDS AND MINUTE BOOKS.  The stock transfer records and corporate minutes books of the Company and its subsidiaries will be furnished to the Purchaser and Merger Sub at least ten (10) days prior to the Closing Date and will be complete and correct in all respects. The minutes books will accurately reflect all meetings, consents and other actions of the shareholders and Board of Directors of the Company since its incorporation.

                    4.1.15 DEFENSIBLE TITLE.  Except for Permitted  Encumbrances
               (as defined herein), the Company has good and defensible title to all of its assets and properties, including fee interests in real property and title to all its other properties and assets owned as of the date hereof, free and clear of all mortgages, liens, pledges, charges, claims (real or asserted) or encumbrances of any nature whatsoever. Title to the oil and gas interests included in the Company's assets and properties is not subject to being reduced by virtue of any reversionary or back-in interests or reassignments or payments required of the Company; the oil and gas interests are not subject to any joint venture agreements, farmout agreements, operating agreements, oil and or gas sales or processing contracts, preferential rights of purchase, consents to assignment, drilling and or development obligations or other burden, restriction or limitation with respect to the ownership interest of the Company therein, the operation thereof, or the disposition and processing of production attributable thereto which are not ordinary and customary in the oil and gas industry, or which contain any terms, provisions, conditions or agreements which are not ordinary and customary in the oil and gas industry or which decrease the Company's net revenue interest or increase the Company's working interest from the working interest and net revenue interests set forth in Exhibit 4.1.28. The Company owns the Working interest and net revenue interest shown in Exhibit
               4.1.28 in the oil and gas properties in which it has an interest.
               (b) Except as set forth in Exhibit 4.1.15 with respect to the oil, gas and other mineral leases, unit agreements, pooling agreements, communization agreements, and other documents creating oil, gas and mineral interest included in the oil and gas interests, (a) the Company has fulfilled all requirements for filings, certificates, disclosures of parties in interest, and other similar matters contained in (or otherwise applicable thereto by law, rule or regulation) the Leases or other documents applicable to it and is fully qualified to own and hold all such Leases or other interests; (b) there are no obligations
               (excluding implied covenants, if any) to engage in continuous development operations in order to maintain any such Lease or other interest in force and effect for the areas and depths covered thereby; (c) there are no provisions applicable to such Leases or other documents which increase the royalty share of the lessor thereunder, except where such increase would not decrease the Company's net revenue interest below those shown on Exhibit 4.1.28; and (d) subject to any express or implied covenants, upon the establishment of production in commercial quantities, the Leases and other interests are to be in full force and effect over the economic life of the property involved and do not have terms fixed by a certain number of years. With respect to tangible personal property held by the Company under lease, all such agreements are valid, binding and in full force and effect and the Company is not in default under any such Lease. As used in this Agreement with respect to an oil and gas property, the term "good and defensible title" shall mean title to such oil and gas property which is free and clear of liens and encumbrances (other than Permitted Encumbrances) and which entitles the Company to a net revenue interest in such oil and gas property that is no less than the net revenue interest that is set forth in Exhibit 4.1.28 and to a working interest in such oil and gas property that is no greater than the working interest shown in
               Exhibit 4.1.28 without a corresponding increase in net revenue interest.

                    4.1.16 PERMITTED ENCUMBRANCES.  The following liens, charges and other encumbrances of a similar nature are collectively referred to herein as the "Permitted Encumbrances" with respect to the properties and assets of the Company:

                         (i) liens for current state or local property taxes not
                    yet due and payable or subject to penalties; zoning ordinances, building laws, restrictions and regulations imposed by governmental authorities, if any, none of which is materially violated by existing buildings and uses by the Company;

                         (ii) any assessment  for local  benefits  levied by any
                    governmental authority and not now a lien upon all or any portion of such real property; provided, however, neither the Red River Shareholders nor the Company know or have reason to know of any such assessment;

                         (iii) liens of carriers, warehousemen, mechanics, laborers, materialmen, landlords, vendors, workmen, and operators arising by operation of law in the ordinary course of business or by a written agreement existing as of the date hereof and necessary or incident to the exploration, development, operation, and maintenance of oil and natural gas properties and related facilities and assets for sums not yet due or being contested in good faith by appropriate proceedings, which proceedings are disclosed in Exhibit
                    4.1.16 attached hereto and which liens Purchaser has approved as Permitted Encumbrances;

                         (iv) any mortgage, deeds of trust or other encumbrances
                    on leasehold properties which the Company is leasing from a third party and which is from the owner of the property. and does not adversely affect the Company's working interest or net revenue interest in the oil and gas properties;

                         (v) Liens  incurred in the ordinary  course of business
                    in connection with worker's compensation, unemployment insurance, and other social security legislation (other than ERISA) to the extent such liens are for amounts not yet due;

                         (vi) liens, easements, rights-of-way, restrictions, servitude, permits, conditions, covenants, exceptions, reservations, and other similar encumbrances incurred in the ordinary course of business or existing on property and not materially impairing the value of the assets of the Company or interfering with the ordinary conduct of the Company's business or rights to their assets,

                         (vii) all rights to consent  by,  required  notices to,
                    filings with, or other actions by governmental authorities to the extent customarily obtained subsequent to closing,

                         (viii) farmout, carried working interest, joint operating, unitization, royalty, overriding royalty, sales, and similar agreements relating to the exploration or development of, or production from, oil and natural gas properties entered into in the ordinary course of business, unless such agreements decrease the Company's net revenue interest or increase the Company's working interest from the interests set forth in Exhibit 4.1.28 attached hereto,

                         (ix) any defects,  irregularities,  or  deficiencies in
                    title to easements, rights-of-way, or other surface use agreements that do not adversely affect the value of any asset of the Company,

                         (x) preferential rights to purchase and third-party consents that would not be activated or triggered by the Merger and the other transactions contemplated by this Agreement, except that any such rights which affect the West Hunton Lime Unit shall be Permitted Encumbrances if they are listed in Exhibit 4.1.16 attached hereto and approved by Purchaser as Permitted Encumbrances;


                         (xi) liens approved in writing by or on behalf of Purchaser,

                         (xii)  any  liens,   mortgages  or  security  interests
                    disclosed in the Financial

                         Statements or on Exhibit 4.1. 16,


                         (xiii) such imprefections of title, liens, easements or
                    encumbrances, if

                    any, as are not material in character, amount or extent
                    and do not, severally or in the aggregate, materially detract from the value or materially and adversely interfere with the present use of the property subject thereto or affected thereby or otherwise materially impair the business and operations of the Company (for purposes of this subsection only, "material" shall mean the foregoing title defects with a cumulative value which in the aggregate exceeds $100,000).


               4.1.17 LEASES AND LICENSES. Exhibit 4.1.17 attached hereto sets forth, as of the date hereof and which shall set forth as of the Closing Date, an accurate and complete list of all leases and purchases of real property or leases, including without limitation oil and gas leases or mineral interests and agreement relating thereto, license agreements and purchases of personal property (covering property with a purchase price as of the date hereof greater than $25,000) to which the Company is a party (whether as purchaser, lessor, lessee, licenser or licensee) (collectively, the "Leases and Licenses"). The Company, as purchaser, lessee or licensee, has entered into all such Leases and Licenses which the Company reasonably believes may be necessary for the conduct of the business and operation as now conducted. The Company has furnished to Purchaser accurate and complete copies of all such Leases and Licenses. The
          Company has good and defensible title to each of the leasehold and other interests created by the Leases and Licenses, free and clear of all security interests, claims, liens and encumbrances of any nature, other than Permitted Encumbrances. Each such Lease and License is in full force and effect. Each such Lease and License constitutes the legal, valid and binding obligation of the Company and, to the best of the knowledge of the Company and the Red River Shareholders, the other party or parties thereto, enforceable against the Company in accordance with its respective terms of each such lease or license except as may be limited by bankruptcy, insolvency, reorganization, readjustment of debt, moratorium, general principles of equity or other laws of general application related to or affecting the enforcement of creditor's rights generally. Neither the Company nor the Red River Shareholders have received notice or have any reason to know, of any claimed material default under any such Leases and Licenses except as set forth in Exhibit 4.1.17.

               4.1.18 INSURANCE. Exhibit 4.1.18 attached hereto sets forth, as of the date hereof, an accurate and complete list and brief description of the terms of all policies of insurance carried by the Company and designating the Company as the insured thereunder. The description of each policy consists of a description of the subject property, the insurance coverage, the deductibles and the additional insureds. The Company has furnished to the Purchaser and Merger Sub an accurate and complete copy of all such insurance policies. Except as set forth in Exhibit 4.1.18, to the best of the knowledge of the Red River Shareholders and the Company, no insurance carrier has refused any application for insurance by the Company or any other person on behalf of the Company with respect to any of its properties or assets or any of its Leases and Licenses.

               4.1.19 INTELLECTUAL PROPERTY RIGHTS. Exhibit 4.1.19 attached hereto sets forth, as of the date hereof, an accurate and complete list of all letters patent, patent applications, trademarks, service marks, trade names, brands, logos, copyrights and licenses both domestic and foreign, and rights with respect to the foregoing, whether or not registered or registrable with any governmental authority, now owned or used by the Company. Neither the Red River Shareholders nor the Company have received notice, or otherwise have any reason to know, of any claimed or threatened infringement of the rights of others with respect to any patents, trademarks, service marks, trade names, brands, logos, copyrights and licenses used or owned by the Company, the loss of which would have a material adverse effect upon the business, operations, assets or financial condition of the Company.

               4.1.20  NO  LITIGATION.  Except as set  forth in  Exhibit  4.1.20 attached hereto, there are no existing or pending or, to the best of the knowledge of the Company and the Red River Shareholders, threatened suits, actions, claims, or litigation, administrative, arbitration or other proceedings or governmental investigations or inquiries to which the Company or the Red River Shareholders are a party or to which any of the properties or assets thereof is subject.

               4.1.21 NO VIOLATION OF LAWS OR REGULATIONS. To the best knowledge of the Company and Red River Shareholders, the Company has materially complied with, and is not in any material respect in default under or in violation of, any laws, ordinances, requirements, regulations or orders applicable to its businesses and properties, nor is the Company in violation of or in default of any order, writ, injunction, judgment or decree of any court, arbitrator, or federal, state or local department official, commission, authority, board, bureau, agency or other instrumentality issued or pending against the Company which might adversely affect the Company's or the Red River Shareholders' ability to execute, deliver and perform their obligations under this Agreement or to consummate the transactions contemplated hereby or which challenges or seeks to prevent, enjoin, alter or materially delay any such transactions. Neither the Red River Shareholders nor the Company have received notice, or otherwise have any reason to know, of any claimed default or violation with respect to any of the foregoing. There have been no illegal payments, kickbacks, bribes or political contributions made by the Company to any person, entity or governmental or regulatory body in the United States or any foreign country or political subdivision.

               4.1.22 APPROVALS. All consents necessary or required to be obtained by the Company for the consummation of the transactions contemplated hereby are set forth in Exhibit 4.1.22 attached hereto. The Company will have obtained, on or before the Closing Date, all such consents, approvals and authorizations of all designations, declarations and notices required to be obtained or given, as the case may be, pursuant to the Certificate of Incorporation or the Bylaws of the Company or under or in accordance with any Lease, License, Permit, Contract, agreement, indenture or other instrument to which the Company is a party or by which the Company or any of its properties or assets are bound in connection with the execution, delivery and performance of this Agreement and the consummation of each transaction referred to in this Agreement. Subject to obtaining the approvals set forth in Exhibit 4.1.22, attached hereto, neither the execution, delivery or performance of this Agreement nor the conclusion of any transaction contemplated by this Agreement will result in any violation of, be in conflict with or constitute a default under any term or provision of the Certificate of Incorporation or the Bylaws of the Company or any such Lease, License, Permit, Contract, indenture or other agreement or instrument or the rules and regulations of any regulatory body.

               4.1.23 LABOR AGREEMENTS. There are (i) no collective bargaining agreements between the Company and any labor union or other representative of employees, including local agreements. amendments, supplements, letters and memoranda of understanding of all kinds and
          (ii) no employment or consulting contracts which are not terminable at will without penalty to which the Company is a party.

               4.1.24 CONTRACTS. Exhibit 4.1.24 attached hereto sets forth, as of the date hereof and as of the Closing Date, accurate and complete lists of the following:

               (i) except for the Leases and Licenses, all agreements, contracts, arrangements, commitments, understandings or obligations, oral or written, of the Company which are to be performed in whole or in part on or after the date hereof and which require or may require the payment by the Company in an amount, or under which the Company is required or may be required to provide goods or services of a value, greater than twenty-five thousand dollars ($25,000) during any period of twelve (12) consecutive months;

               (ii) any agreement to which the Company is a party or by which its properties or assets are bound that limits the freedom of such corporation to compete in any line of business or with any person; and

               (iii) all other agreements, contracts, arrangements, commitments, understandings or obligations, oral or written (other than oral contracts of employment), between the Company on the one part and one or more or all of the Red River Shareholders or any other officer or director of the Company on the other part, or in which any of such persons or entities has any financial interest, direct or indirect (including without limitation any agreements affecting the Company's properties or assets and agreements to make loans).

               The Red River Shareholders have furnished to the extent requested by Purchaser or Merger Sub or have made available for inspection by Purchaser and Merger Sub a copy of each agreement, contract, arrangement, commitment or obligation set forth on Exhibit 4.1.24, attached hereto. Collectively the contracts, agreements, arrangements, commitments or obligations set forth in this Section and listed in
          Exhibit 4.1.24, attached hereto, are referred to throughout this Agreement as the "Contracts." Except as set forth in Exhibit 4.1.24, each such Contract is in full force and effect and to the best of the Company's and the Red River Shareholders' knowledge the Company has performed in all material respects all of the obligations under each Contract required to be performed by it as of the date hereof and as of the Closing Date and no such Contract is in default, nor has any event occurred, which with the passage of time or giving of notice or both, will result in the occurrence of a default under any such Contract.

               4.1.25 EMPLOYEES. The Company is not a party to any agreement, contract, arrangement, plan, commitment or understanding which has resulted or would result, upon the consummation of the transactions contemplated under this Agreement or otherwise, separately or in the aggregate, in the payment of any "excess parachute payment" within the meaning of Code ss.280G nor is the Company obligated to pay any severance arrangements with any current or former employees of the Company or any of its subsidiaries. Attached hereto as Exhibit 4.1.25 is a true and complete list of all employees of the Company compensated by the Company. There are no employees of the Company who have employment contracts or employee benefit rights which cannot be terminated upon reasonable notice, except to the extent employment benefit rights must be continued as required by state and federal law.

               4.1.26 ENVIRONMENTAL MATTERS. To the best knowledge of the Company and the Red River Shareholders, the Company has duly complied with, and the operation of its business, equipment and other assets in the facilities owned or leased by the Company and its subsidiaries, if any, are in compliance with the provisions of all applicable federal, state and local environmental, health and safety laws, statutes, ordinances, rules and regulations of any governmental or quasi governmental authority relating to (i) omissions, (ii) discharges, release or seepage to surface water or ground water, (iii) solid or liquid waste disposal, (iv) the use, storage, generation, handling, transport, discharge, release or disposal of toxic or hazardous substances or waste, or (vi) other environmental, health or safety matters, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Authorization Act of 1986; the Occupational Safety and Health Act, as amended; the Resource Conservation and Recovery Act of 1976; the Federal Water Pollution Control Act of 1970, as amended; the Safe Drinking Water Act of 1974; the Toxic Substances Control Act of 1976; the Emergency Planning and Community Right to Know Act of 1986, as amended; and the Clean Air Act, as amended; the Federal Water Pollution Control Act, as amended; the Oil Pollution Act of 1990, as amended; the Rivers and Harbors Act of 1899; the Hazardous and Solid Waste Amendments Act of 1984, as amended; and the Hazardous Materials Transportation Act, as amended (collectively "Environmental and Health Laws"). To the best knowledge of the Company and the Red River Shareholders, there are no investigations, administrative proceedings, judicial actions, orders, claims or notices which are pending, anticipated or threatened against the Company, relating to violations of the Environmental and Health Laws. The Company has not received a notice of, and does not know or have any reason to suspect, any facts which might constitute a violation of any Environmental or Health Laws which relate to the use, ownership or occupancy of any property or facilities used by the Company in connection with the operation of its business or any activity of the Company's business which would result in a violation or threatened violation of any Environmental or Health Laws.

               4.1.27 STOCK REPRESENTATIONS. Subject to the rights of the Red River Shareholders under Section 9.15, the Red River Shareholders (i) intend to acquire the shares of the Beta Common Stock pursuant to
          Section 2.1 hereof solely for the purpose of investment and not for the resale and distribution thereof, and has no present intention to offer, sell, , assign or otherwise dispose of the same; (ii) are either accredited investors within the meaning of Rule 501(a) of Regulation D as promulgated under the Securities Act of 1933, as amended ("Securities Act") or sophisticated investors within the meaning of the judicial and regulatory rulings and interpretations of
          Section 4(2) of the Securities Act and Rule 506(b)(2)(ii) of Regulation D as promulgated under the Securities Act; (iii) will be required in connection with any reoffer or resale of the Beta Common Stock to (a) comply with Rule 144 and, in the case of those Red River Shareholders who are Affiliates of the Company, with Rule 145(d), as shall be applicable, (b) comply with any other exemption from registration under the Securities Act, or (c) offer and sell their shares of Beta Common Stock pursuant to an effective registration statement under the Securities Act; (iv) agree that they will not offer, sell., transfer, assign or otherwise dispose of ("disposition") any such shares of Beta Common Stock unless any such disposition shall comply with either Rule 145 or Rule 144, as the case may be, of the Securities Act or be registered or be exempt from registration under the Securities Act and shall comply with Rule 144, all applicable federal and state securities laws, and (v) agree and acknowledge that the stock certificates representing the shares of Beta Common Stock which will be acquired by the Red River Shareholders under this Agreement will contain a legend restricting the transferability of the shares of Beta Common Stock as provided herein and that stop order instructions may be imposed by the Purchaser's transfer agent restricting the transferability of such shares.

               4.1.28 LICENSES, FACILITIES.

                    (i) All licenses and authorizations material to the operation of the Company's oil and gas wells and other facilities owned, operated or leased by the Company, such oil and gas wells and other facilities being identified at Exhibit 4.1.28, attached hereto, and/or to the conduct of the Company's business are listed at Exhibit 4.1.28 attached hereto. The Company is operating the oil and gas wells and other facilities identified in full compliance with the authorizations identified; neither the Red River Shareholders nor the Company have any knowledge of any matters which might result in the supervision or revocation of such authorizations, or the issuance of any citation or forfeiture to the Company. To the best of the knowledge of the Company and the Red River Shareholders, there are no unsatisfied citations or notices of apparent liability issued or investigations ongoing, by any federal or state government agency, commission or other authority with respect to the oil and as wells and other facilities owned, operated or leased by the Company or their operation.

                    (ii) The  Company  owns all of the  equipment  necessary  or useful in the operation of the oil and gas wells and other facilities in accordance with their licenses and with the Company obligations under any agreements now in effect (the "Equipment"). All of the Equipment is in good repair and operable condition, ordinary wear and tear excepted, and have been, and will be, prior to Closing, operated in accordance with the authorizations for the oil and gas wells and other facilities and the rules and regulations of the federal and state regulatory agency, commission or other authority having jurisdiction over such oil and gas wells and other facilities.

                    (iii) Purchaser,  Merger Sub, the Red River Shareholders and
               the Company will cooperate in seeking authorizations or consents to the transfer of control to the Surviving Corporation, and each party will bear its expenses incurred in requesting such authorizations or consents required to be obtained under the provisions of this Agreement by such party. Purchaser, Merger Sub, the Red River Shareholders and the Company shall cooperate fully in responding promptly to any inquiries or objections related to such requests for authorizations or consents.

               4.1.29 ACCOUNTS RECEIVABLE. All of the accounts receivable of the Company as disclosed in the Financial Statements constitute valid receivables deemed collectible, have been incurred in the ordinary course of business consistent with past practices and, to the Company's and the Red River Shareholders' knowledge are collectible in the ordinary course of the Company's business, except to the extent of the reserve for bad debts or doubtful accounts as set forth in the Financial Statements attached hereto as Exhibit 4.1.7, and are not subject to any setoffs or counterclaims. To the knowledge of the Company and the Red River Shareholders, no part of such accounts receivable is contingent upon the performance by the Company of any obligation, and no agreements for deduction or discounts have been made with respect to any part of such receivables.

               4.1.30 PAYABLES. The list of itemized accounts payable of the Company as shown on Exhibit 4.1.30 as of the Financial Statement Date attached hereto represent a complete list of all of the Company's accounts payable to its creditors as of such date, are true and correct and are not currently in default as of the date hereof and as of the Closing Date. The Company shall not incur any additional accounts payable between the date hereof and the Closing Date other than in the ordinary course of business without Purchaser's express written consent.

               4.1.31 PERMITS.  To the best knowledge of the Company and the Red
          River Shareholders, the Company has obtained all permits, licenses and any other approvals or authorizations (collectively "Permits") in connection with the ownership, operation, or leasing of the oil and gas wells and facilities in which the Company has an interest and the drilling and completion, or proposed drilling and completion, of oil and gas wells and the extraction, removal, transportation and gathering of oil and gas under any existing oil and gas leases or other Leases, Licenses or Contracts relating to the operation of its oil and gas properties or leasehold interests which are presently being operated or which are currently in effect. All such Permits are presently valid and in full force and effect and no revocation, cancellation, or withdrawal thereof has been effective or to the best of the knowledge of the Company and the Red River Shareholders, threatened. Except as disclosed herein, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the termination of, or change in, any such Permits.

               4.1.32 EMPLOYEE BENEFIT MATTERS.

                    (i) EMPLOYEE SALARIES AND BENEFITS.  Exhibit 4.1.32 consists of a true  and  complete  list  of all  of  the  salaries  of all employees of the Company and a true and complete list of the plans, programs and arrangements providing profit sharing, retirement, pension, savings, thrift, deferred compensation, stock options, stock purchases, group insurance, accident, sickness, medical, dental and disability benefits, and all vacation pay, severance pay, incentive compensation, consulting agreements, bonuses and other employee benefits or fringe benefits maintained currently or at any time in the past three
               (3) years by the Company or with respect to which contributions are made or have been made at any time in the past six (6) years by the Company (including health insurance, life insurance and other benefit plans maintained for retirees) whether or not such plans, programs and arrangements consist "employee benefit plans" within the meaning of Section 3(3) of the Employees Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not such plans, programs and arrangements are in the nature of formal or informal understandings, and whether or not such plans, programs and arrangements are pursuant to any collective bargaining arrangements. Such plans, programs and arrangements are collectively referred to herein as "Benefit Plans".

                    (ii) COMPLIANCE WITH ERISA. To the best knowledge of the Company and the Red River Shareholders, each Benefit Plan of the Company which is covered by ERISA complies in all material respects and has been administered in all material respects in accordance with the applicable provisions of ERISA and the Code, including, without limitations, the satisfaction of all applicable recording, disclosure, fiduciary and tax qualification requirements under ERISA and the Code. The Company has filed or caused to be filed with the Internal Revenue Service annual reports on form 5500 or 5500C or 5500R, as applicable, for each Benefit Plan for all years and periods for which such reports were required. To the best knowledge of the Company and the Red River Shareholders, all statements and disclosures made on the documents or forms filed or distributed pursuant to the applicable reporting and disclosure requirements under ERISA and the Code have been true and complete in all material respects and have been filed or distributed timely. No Benefit Plan has incurred any excise tax liability.

                    (iii) FUNDING. The Company has made all payments and contributions to all Benefit Plans on a timely basis as required by the terms of each such Plan, ERISA and the Code. All such payments and contributions have been deducted fully by the Company for federal income tax purposes. Such deductions have not been challenged or disallowed by any governmental authority and the Company has no reason to believe that such deductions are not properly allowable. The Company has funded or will fund each Benefit Plan in accordance with the terms of each Benefit Plan and, with respect to the current plan year for benefits accrued through the Closing Date, including the payment of applicable premiums on any insurance contract funding a Benefit Plan for coverage provided through the date hereof.

                    (iv) PROHIBITED  TRANSACTIONS.  To the best knowledge of the
               Company and the Red River Shareholders, no "prohibited transaction" as defined in ss.406 of ERISA or ss.4975 of the Code, has occurred with respect to any Benefit Plan other than any such transaction which is exempt under ss.408 of ERISA or ss.4975(d) of the Code. No fiduciary violations, as defined in ss.404 of ERISA, have occurred with respect to which the Company could have any present or future liability or obligations. Each Benefit Plan is, and has been, operated and administered in accordance with the appropriate written plan documents.

                    (v) DETERMINATION  LETTERS. The Internal Revenue Service has
               issued to the Company letters determining that any Benefit Plan operated by the Company is qualified under ss.401(a) and related sections of the Code to the extent applicable and the related trust of such Benefit Plans operated as qualified plans are exempt from federal income tax under ss.501(a) of the Code. To the best knowledge of the Company and the Red River Shareholders, there have been no occurrences since the date of any such determination letter which have adversely affected or which could adversely affect such qualification.

                    (vi) MEDICAL PLANS.  Each Benefit Plan that provides medical and related benefits has been operated in compliance with all requirements of ss.ss.601 through 608 of ERISA and either (i) ss.ss.162(i)(2) and (k) of the Code and the regulations promulgated thereunder (prior to 1989) or (ii) ss.4980(B) of the Code and the regulations promulgated thereunder (after 1988) relating to the continuation of coverage under certain circumstances  in which coverage could otherwise  cease.  Exhibit
               4.1. 32(vi) attached hereto is a true and complete list of all former employees of the Company and their respective beneficiaries who, as of the date hereof, are receiving or who are eligible to elect to receive benefits pursuant to such plans and the provisions of ERISA and the Code.

                    (vii) POST RETIREMENT BENEFITS. No Plan, program or arrangement maintained by the Company provides for post-retirement medical benefits, post-retirement death benefits or other post-retirement welfare benefits, except to the extent of the continuation coverage rules as provided under the provisions of ss.4980B of the Code and ss.ss.601 through 608 of ERISA.

                    (viii) COMMUNICATIONS. All communications with respect to each Benefit Plan by any person having the requisite authority to make such communications reflect and always have reflected accurately the plan documents and operations of each such Benefit Plan. There have been no written statements or communications, and to the best knowledge of the Company and the Red River Shareholders, no oral statements or communications made to any employee or former employee of the Company in any form by any person (including, without limitation, any officer, director or any other employee of the Company having the requisite power to do so) which provide for or could be construed as a contract or promise by the Company to provide for any pension, welfare or other insurance type benefits to any such employee or former employee, whether before or after retirement, other than benefits under the Benefit Plans listed in Exhibit 4.1.32 attached hereto.

                    (ix) SEVERANCE. The Company has no severance arrangements with any current or former employee of the Company and neither Purchaser nor Merger Sub shall have any liability for severance payments to employees of the Company who voluntarily incur a separation from service prior to and including the Closing Date or as a result of the consummation of the transactions contemplated by this Agreement.

               4.1.33 DIRECTORS AND OFFICERS. Exhibit 4.1.33 attached hereto is a correct and complete list as of the date hereof showing the names of each of the Officers and Directors of the Company, each of whom has been duly elected or appointed.

               4.1.34 NO SUBSIDIARY. Except as set forth in Exhibit 4.1.34, the Company does not have any subsidiaries and does not own shares of common stock or capital stock in any other corporation or a participating interest or other interest in any limited liability company, partnership, joint venture, strategic alliance or any other entity, association or business arrangement.

               4.1.35 SALE OF PRODUCTION. Except as set forth in Exhibit 4.1.35, no hydrocarbons produced from the Company's oil and gas properties are subject to a sales contract (other than a contract or division order terminable upon no more than 30 days notice), and no person has any call upon, option to purchase or similar rights with respect to production from the Company's oil and gas properties. The Company is receiving proceeds from the sale of production from the properties in a timely manner, and the proceeds payable to Company are not being held in suspense by any production purchaser or operator and are not subject to refund.

               4.1.36 PREPAYMENTS AND IMBALANCES. The Company is not obligated by virtue of a production payment, prepayment arrangement under any contract containing a "take or pay", advance payment or similar provision, gas balancing agreement or other arrangement to deliver hydrocarbons at some time after the Effective Time, without then or thereafter receiving full payment therefor.

               4.1.37 DEMANDS FOR RELEASE. The Company has not received any currently pending demands for release regarding any portion of any oil and gas leases or demands for reconveyance of any interest in any of the oil and gas properties.

               4.1.38  OPERATING  AGREEMENTS.   With  respect  to  any  and  all
          operating agreements affecting any of the Company's oil and gas properties: (1) there are no outstanding calls or payments in excess of $25,000 under authorities for expenditures for payment which are due from Company and have not been paid; (2) there are no operations with respect to which either Company is a non-consenting party or is subject to a prior non-consent election the effect of which is not reflected in the working interest and net revenue interest of the Company reflected in Exhibit 4.1.28.

               4.1.39 PLUGGING OPERATIONS. There are no pending governmental or other requests or demands to plug, replug or abandon any well which have not been satisfied.

               4.1.40 SURFACE RIGHTS. The Company has obtained the surface leases and rights-of-way necessary to conduct its operations on the Company's oil and gas properties in the manner in which they have been conducted prior to the Effective Time.

               4.1.41 SUSPENSE ACCOUNTS. Suspense accounts for production proceeds payable to third parties that are maintained by Company are adequate for the purposes for which they were created, and will contain sufficient monies at the Closing Date to satisfy obligations to such third parties for the payment of their proceeds of production as of the Closing Date.

               4.1.42 ""FULL DISCLOSURE". None of the written information provided by the Company and the Red River Shareholders to Purchaser and Merger Sub in connection with the negotiation of this Agreement contains any intentionally misleading statement of a material fact. No representation or warranty of the Red River Shareholders set forth in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein not misleading.

          4.2 REPRESENTATIONS AND WARRANTIES OF PURCHASER AND MERGER SUB. Purchaser and Merger Sub, jointly and severally, represent to the Company and the Red River Shareholders as follows:

               4.2.1 GOOD STANDING. Purchaser and Merger Sub are both corporations duly organized, validly existing and in good standing under the laws of Nevada and Oklahoma, respectively, with full corporate power and authority to own, operate and lease their properties and to carry on their respective businesses as now being conducted. Purchaser and Merger Sub are both qualified to do business and in good standing in all jurisdictions where their properties, assets and operations so require. Purchaser and Merger Sub have all requisite power and authority to enter into this Agreement and perform their obligations under this Agreement. A true and correct copy of Merger Sub's Articles of Incorporation and all amendments thereto and restatements thereof, certified by the Oklahoma Secretary of State and Merger Sub's Bylaws and all amendments thereof and restatements thereto, certified as true, complete and accurate by the Secretary of Merger Sub are set forth in Exhibit 4.2.1 attached hereto.

               4.2.2 BINDING AGREEMENT. This Agreement has been executed and delivered by each of Purchaser and Merger Sub, and constitutes the valid and binding obligation of Purchaser and Merger Sub enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, general principles of equity or similar laws affecting the rights of creditors generally. This Agreement and the performance of this Agreement by Purchaser and Merger Sub will not conflict with, breach, violate or be in contravention of or result in a default under Purchaser's or Merger Sub's Articles or Certificate of Incorporation, By-laws or any other organizational or governing instrument of Purchaser or Merger Sub, or of any agreement, mortgage or other instrument to which either Purchaser or Merger Sub is a party or by which any of its assets or property is bound or affected or, to the best of Purchaser's knowledge, any law, rule, license, regulation, judgment, decree or order of any court, agency or other authority which has jurisdiction over the business, properties, assets and activities of Purchaser or Merger Sub. All corporate action necessary for the approval and/or ratification of this Agreement has been taken, or in the case of the submission of this Agreement for approval by Purchaser's shareholders in accordance with Purchaser's Bylaws will have been taken on or before Closing Date.

               4.2.3 LITIGATION. There are no pending or to the best of Purchaser's and Merger Sub's knowledge, threatened suits, actions, inquiries, claims, arbitrations, administrative or legal or other proceedings or governmental investigations or to which either Purchaser or Merger Sub is a party or to which any of its properties or assets thereof is subject.

               4.2.4 NO VIOLATION OF LAWS OR REGULATIONS. To the best knowledge of the Purchaser, Purchaser has materially complied with, and is not in any material respect in default under or in violation of, any laws, ordinances. requirements, regulations or orders applicable to its businesses and properties, nor is Purchaser in violation of or in default of any order, writ, injunction, judgment or decree of any court, arbitrator, or federal, state or local department official, commission, authority, board, bureau, agency or other instrumentality issued or pending against the Purchaser which might adversely affect the Purchaser's ability to execute, deliver and perform its obligations under this Agreement or to consummate the transactions contemplated hereby or which challenges or seeks to prevent, enjoin, alter or materially delay any such transactions. Purchaser has not received notice, or otherwise has any reason to know, of any claimed default or violation with respect to any of the foregoing. There have been no illegal payments, kickbacks, bribes or political contributions made by the Purchaser to any person, entity or governmental or regulatory body in the United States or any foreign country or political subdivision.


               4.2.5 CURRENT FILINGS WITH SEC. Purchaser has filed all Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other applications and reports required to be filed by Purchaser with the Commission under the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Company and the Red River Shareholders have access under the EDGAR system and have reviewed (i) each registration statement, report on Form 8-K, proxy statement or information statement prepared by it since December 1, 1998, and (ii) Purchaser's Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, and September 30, each in the form (including exhibits) filed with the Commission (collectively, the "Purchaser SEC Reports"). As of their respective dates, the Purchaser SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. Each of the consolidated balance sheets included in the Purchaser SEC Reports (including the related notes and schedules) fairly presents the consolidated financial position of Purchaser and its Subsidiaries as of its date and each of the consolidated statements of income, of stockholders' equity and of cash flows included in or incorporated by reference into the Purchaser SEC Reports (including any related notes and schedules) fairly presents the results of operations, stockholders' equity and cash flows, of Purchaser and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material to Purchaser and its subsidiaries taken as a whole in amount or effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein. Other than the Purchaser SEC Reports, Purchaser has not filed any other definitive reports or statements with the Commission since January 1, 1999.


               4.2.6 PURCHASER'S STOCK. The only authorized capital stock of Purchaser is fifty million (50,000,000) shares of its $.001 par value voting common stock, which is the Beta Common Stock. The number of shares of Beta Common Stock which are issued and outstanding as of the date hereof is as set forth in Exhibit 4.2.6 attached hereto. All outstanding shares of capital stock of the Purchaser have been duly authorized and validly issued and are fully paid and nonassessable. Except as specifically stated in the SEC Reports and Exhibit 4.2.6 attached hereto, as of the date of this Agreement, there are outstanding (a) no shares of capital stock or other voting securities of Purchaser, (b) no securities of Purchaser convertible into or exchangeable for shares of capital stock or voting securities of Purchaser, and (c) no options, warrants or other rights to acquire from Purchaser, and no preemptive or similar rights, subscription or other rights, convertible securities, agreements, arrangements or commitments of any character, relating to the capital stock of Purchaser, obligating Purchaser to issue, transfer or sell, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Purchaser or obligating Purchaser to grant, extend or enter into any such option, warrant, subscription or other right, convertible security, agreement, arrangement or commitment (the items in clauses 4.2.6(a), 4.2.6(b) and 4.2.6(c) being referred to collectively as the "Purchaser Securities"). There are no outstanding obligations of Purchaser to repurchase, redeem or otherwise acquire any Purchaser Securities. Upon issuance of the 2,250,000 shares of Beta Common Stock to the Red River Shareholders, such shares of Beta Common Stock will be validly issued, fully paid and nonassessable. The Beta Common Stock is currently listed on the Nasdaq Small Cap Market.

               4.2.7 YEAR 2000 COMPLIANCE.The Purchaser will not suffer a material adverse effect attributable to a lack of Year 2000 Compliance in any system, process or equipment owned or utilized by the Purchaser, or any other aspect of its business and operations, or any system, process or equipment of any of its material customers, suppliers or vendors.

               4.2.8 VOTE REQUIRED.The affirmative vote of the holders of a majority of the outstanding shares of Beta Common Stock is the only vote of the holders of any class or series of Purchaser Securities or other voting securities necessary to approve this Agreement, the Merger and the transactions contemplated hereby.

     5. ACTIVITIES PRIOR TO THE CLOSING DATE

          5.1 OPERATION OF COMPANY'S BUSINESS. The Red River Shareholders and the Company (for purposes of this Section 5, all references to the "Company" shall include each of the Company's subsidiaries, if any) hereby agree that from and after the date hereof to the Closing Date, except as otherwise contemplated by this Agreement, the Company shall conduct its business solely in the ordinary course consistent with past practices, and the Company shall, and the Red River Shareholders shall cause the Company to:

               5.1.1 ORGANIZATIONAL DOCUMENTS. Not amend its Certificate of Incorporation or Charter or Bylaws, except as may be necessary to carry out this Agreement or as required by law;

               5.1.2 CORPORATE NAME. Not change its corporate name or permit the use thereof by any other corporation, person or entity;

               5.1.3 COMPENSATION. Not pay or agree to pay any employee, officer, or director, without the consent of Purchaser and Merger Sub, compensation which is in excess of the current compensation level of each employee, officer or director, except for standard periodic increases to non-management employees consistent with past practices in terms of timing and amount;

               5.1.4 MANAGEMENT. Not make any changes in management without the prior written consent of Purchaser and Merger Sub;

               5.1.5 REORGANIZATIONS OR OTHER RELATED TRANSACTIONS. Not merge or consolidate with any other corporation, or acquire, agree to acquire or be acquired by any corporation, association, partnership, joint venture or other entity without the prior written consent of Purchaser and Merger Sub;

               5.1.6 DISPOSITION OR ABANDONMENT OF ASSETS. Not sell, transfer or otherwise dispose of any of its properties or assets or its interests in oil and gas properties or other mineral properties nor abandon any of its oil and gas wells, Equipment or other facilities without the prior written consent of Purchaser and Merger Sub, except in the ordinary course of business;

               5.1.7 INDEBTEDNESS. Not create, incur, assume or guarantee any indebtedness for money borrowed except for trade and other indebtedness incurred in the ordinary course of business, unless the Company first advises Purchaser and receives its consent thereto.

               5.1.8 ENCUMBRANCES. Not create or suffer to exist any Encumbrance on any of its properties or assets, including without limitation its interests in oil and gas properties or other mineral properties, equipment or other facilities, except for Permitted Encumbrances and those in existence on the date hereof;

               5.1.9 INCREASE OF INDEBTEDNESS. Not increase the amount of any indebtedness outstanding under any loan agreement, mortgage or borrowing arrangement in existence on the date hereof, unless the Company first advises Purchaser and Merger Sub and receives their consent thereto except for additional borrowings required to fund the working capital needs of the Company in the ordinary course of business under any line of credit loan identified in the Company's Financial Statements to the extent permitted thereunder by the documentation relating thereto in effect as of the date hereof and then only to the extent that the Company has first notified Purchaser of any such borrowings under the line of credit subsequent to the date hereof and both Purchaser and Merger Sub approve such borrowings;

               5.1.10 PAYABLES. Pay when due, in accordance with past practices, all of its accounts payables and trade obligations;

               5.1.11 MAINTENANCE OF ASSETS. Maintain its facilities, assets and properties, including without limitation the Equipment in good operating repair, order and condition, reasonable wear and tear excepted, and notify Purchaser and Merger Sub promptly upon any loss of, damage to or destruction of any of its facilities, properties or assets;

               5.1.12 INSURANCE. Not allow to lapse and maintain in full force and effect all insurance coverage of the types and in the amounts set forth in the Exhibits attached hereto and apply the proceeds received under any insurance policy or as a result of any loss of, damage to, or destruction of any of its facilities, properties or assets, including the Equipment, to the repair or replacement of such facilities, properties or assets, including the Equipment;

               5.1.13 CONTRACTS AND PERMITS. Maintain in full force and effect all Leases, Licenses, Contracts and Permits for or related to the operation of its business in all respects and in all places as its business is now conducted;

               5.1.14 GOODWILL. Use its best efforts to preserve its business organization in tact, to keep available the services of its present employees and to preserve the goodwill of its customers and others having business relations with it;

               5.1.15 ISSUANCE OF SECURITIES. Not issue any additional capital stock, options, warrants, or other rights to purchase capital stock or securities convertible into or exchangeable for capital stock of the Company; not declare, set aside or pay any dividend or make any other distributions in respect of any of the Company's shares of capital stock;

               5.1.16 REPURCHASE OF SECURITIES AND REPAYMENT OF INDEBTEDNESS. Except as approved by Purchaser after first being notified of any such event, not make any direct or indirect redemption, purchase or other acquisition of shares of the Company's capital stock or make any direct or indirect repurchase, repayment or retirement of any principal of, or interest on, any indebtedness other than regularly scheduled payments of principal and interest as provided in the promissory note evidencing any of the Company's indebtedness;

               5.1.17  LITIGATION.  Promptly advise  Purchaser and Merger Sub in writing of the commencement of, and of any known threat to commence, any suit, claim, action, arbitration, legal or administrative proceedings, governmental investigation or tax audit against the Company;

               5.1.18 MONTHLY FINANCIAL STATEMENTS. Deliver to Purchaser and Merger Sub as soon as available monthly financial statements ("Monthly Financial Statements") of the Company commencing with the month of October, 1999, and for each calendar month thereafter prior to the Closing Date;

               5.1.19 ELECTIONS TO PARTICIPATE AND NONCONSENTS. Not to elect to not participate in operations for the drilling of any new well or the fracturing or recompletion of any existing well, without the prior written consent of Purchaser. Purchaser shall respond timely to any requests for such consent.

               5.1.20 MISCELLANEOUS. Not enter into any agreement or otherwise agree to take any action in violation of the negative covenants set forth in this Section 5 or take, agree to take or omit to take any action that would make any representation or warranty inaccurate.

          5.2 ACCESS TO INFORMATION. (a) The Company and Red River Shareholders will cooperate fully with Purchaser and Merger Sub, and the Company shall provide, and the Red River Shareholders shall cause the Company to provide, to Purchaser and its accountants, counsel and other representatives (collectively "Advisors") during normal business hours, (i) full access to the books, records, Equipment, oil and gas leases, title opinions and other information concerning the oil and gas properties and other real estate owned or leased by the Company or in which the Company has an interest, and all other Contracts, Leases, Licenses and Permits relating to the assets and operations of the Company's oil and gas business and properties and all work papers relating to the Company of the Company's independent accountants and (ii) full opportunity to discuss the Company's business affairs and assets with its officers, employees, agents and independent accountants ("Company's Advisors") and furnish to Purchaser, Merger Sub and their Advisors copies of such documents, records and information with respect to the affairs of the Company as Purchaser, Merger Sub or its Advisors may reasonably request.

          (b) The Purchaser will cooperate fully with the Company and the Red River Shareholders, and the Purchaser shall provide to the Company and its Advisors during normal business hours, (i) full access to the books, records, Equipment, oil and gas leases, title opinions and other information concerning the oil and gas properties and other real estate owned or leased by the Purchaser or in which the Purchaser has an interest, and all other Contracts, Leases, Licenses and Permits relating to the assets and operations of the Purchaser's oil and gas business and properties and all work papers relating to the Purchaser of the Purchaser's independent accountants and (ii) full opportunity to discuss the Purchaser's business affairs and assets with its officers, employees, agents and independent accounts ("Purchaser's Advisors") and furnish to the Company, the Red River Shareholders and their Advisors copies of such documents, records and information with respect to the affairs of the Purchaser as the Company, the Red River Shareholders or their Advisors may reasonably request.


          5.3 CONFIDENTIALITY. Purchaser, Merger Sub, their respective officers, directors and employees shall retain in confidence and shall cause their Advisors to retain in confidence, all information obtained by them pursuant to the investigations made by Purchaser or its Advisors pursuant to Section
     5.2 (the  "Confidential  Information").  The Red  River  Shareholders,  the
     Company, its officers, directors and employees and the Company's Advisors shall retain in confidence, all information obtained by them in connection with any investigation undertaken by such persons as a result of Purchaser or Merger Sub providing such Persons such access to information of the Purchaser or Merger Sub as provided in this Agreement. The parties agree that Confidential Information shall not include information which (i) was or becomes generally available to the public other than as a result of a Red River disclosure by Purchaser, Merger Sub, the Red River Shareholders, the Company or any of their officers, directors or employees or any of their Advisors, (ii) was or becomes available to Purchaser, Merger Sub, the Red River Shareholders, the Company, any of their officers, directors or employees or their Advisors on a non-confidential basis from a source other than Purchaser, Merger Sub, the Red River Shareholders, the Company or the Company's Advisors, provided that such source is not bound by a confidential agreement or (iii) was, or in the future is, developed independently by Purchaser, Merger Sub or their Advisors or by the Red River Shareholders, the Company or their Advisors without reference to the information furnished by the Purchaser, Merger Sub, the Red River Shareholders or the Company or the Company's Advisors, as the case may be. The parties understand and agree that all of the Confidential Information supplied to Purchaser, Merger Sub or their Advisor or to the Red River Shareholders or the Company or their Advisors is provided on the understanding that such Confidential Information shall remain the property of Purchaser, Merger Sub or the Company, as the case may be, and that all copies and originals of any Confidential Information furnished pursuant to this Agreement from one party to another will be returned to the party furnishing such Confidential Information or, at the option of the party to whom the Confidential Information belongs, destroyed promptly upon such party's request after termination of this Agreement as provided under
     Section 8 hereof. Pending the Closing of the transactions contemplated hereby or if this Agreement is terminated as provided in Section 8 hereof, a party receiving the Confidential Information of another party shall not use such information to its economic or financial advantage or benefit.


          5.4 BENEFIT PLANS. Between the date hereof and the Closing Date the Company will not establish or implement a new Benefit Plan of any kind whatsoever.

          5.5 BEST EFFORTS AND STANDSTILL. Subject to the other provisions of this Agreement, the Red River Shareholders and the Company will use their best efforts to cause the conditions listed in Section 3.1 hereof to be satisfied on or before the Closing Date. Subject to the other conditions of this Agreement, Purchaser and Merger Sub will use their best efforts to cause the conditions listed in Section 3.2 hereof to be satisfied on or before the Closing Date. The Red River Shareholders and the Company further agree that they will not enter into, request, solicit or engage in any Red River discussions, negotiations, understandings or agreements with any person or entity other than Purchaser and Merger Sub relating to the merger, consolidation or sale of the Company or Red River Stock or the properties and assets of the Company (other than in the ordinary course of business) unless this Agreement is terminated pursuant to Section 8 hereof.

          5.6 LISTING OF PURCHASER COMMON STOCK. Purchaser shall notify The Nasdaq Stock Market of the issuance of the shares of Beta Common Stock in connection with the consummation of the Merger and to use its reasonable best efforts to list and cause such shares of Beta Common Stock to be eligible for trading on the Nasdaq Small Cap Market or the Nasdaq National Market System if the Beta Common Stock is then eligible for listing thereon.


          5.7 MEETING OF STOCKHOLDERS OF PURCHASER. If Purchaser does not obtain the written consent required for the Merger by the holders of a majority of the outstanding shares of Beta Common Stock ("Purchaser Stockholder Consent"), Purchaser shall cause a meeting of its stockholders (the "Purchaser Stockholder Meeting") to be duly called and held as soon as reasonably practicable, for the purpose of voting on the approval and adoption of this Agreement and the Merger (the "Purchaser Stockholder Approval"). The board of directors of Purchaser shall recommend approval and adoption of this Agreement by Purchaser's stockholders. In connection with the Purchaser Stockholder Consent or the Purchaser Stockholder Meeting, as the case may be, Purchaser (x) will promptly prepare and file with the Commission, will use its reasonable best efforts to have cleared by the Commission and will thereafter mail to its stockholders as promptly as practicable the Purchaser Information Statement or Purchaser Proxy Statement and all other proxy materials for the Purchaser Stockholder Meeting, as applicable, (y) will use its best efforts, subject to the immediately preceding sentence, to obtain the Purchaser Stockholder Consent or the Purchaser Stockholder Approval and (z) will otherwise comply with all legal requirements applicable to the Purchaser Stockholder Consent or the Purchaser Stockholder Meeting.


     6. POST-CLOSING COVENANTS. The Red River Shareholders, the Company and Purchaser and Merger Sub agree as follows with respect to the period following the Closing.

          6.1 COOPERATION OF THE RED RIVER SHAREHOLDERS AND FORMER OFFICERS OF COMPANY. The Red River Shareholders and the current officers and directors of the Company, will reasonably cooperate upon and after the Closing Date in effecting the Merger and the orderly transfer of the assets and properties as well as the control of the Company to Purchaser by using their reasonable efforts to cause any federal, state or local governmental body, and every agency and department and instrumentality thereof, to have contracts between such government, agency, department and instrumentality and the Company, to the extent required under any existing Contracts between the Company and such governmental body, as a result of the change of control of the Company, to be approved and transferred into the name of the Company under the control of the Purchaser following the Closing. To the extent that any other contract between the Company and any other third parties require approval as a result of the Merger, the Red River Shareholders and the current officers and directors of the Company will reasonably cooperate in effecting any such approval such that the Contracts will remain intact and enforceable in accordance with the terms thereof. To the extent required to effect any such approval and transfer of control, the Red River Shareholders and the current officers and directors of the Company will execute any appropriate and reasonable documents or instruments required to accomplish such result.

          6.2 LITIGATION SUPPORT. If and to the extent that the Company is actively contesting or defending against any charge, complaint, action, suit, proceeding, hearing, investigation, claim, or demand (collectively "Proceedings") in connection with (i) any transaction contemplated under this Agreement, or (ii) any fact, situation, circumstance, status, condition, activity, practice, planning, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Company, the Company, the Red River Shareholders and the current officers and directors of the Company will reasonably cooperate with Purchaser, Merger Sub and their counsel in contesting or defending against any such Proceedings, making available any personnel of the Company, and providing such testimony in access to their books and records as shall be reasonably necessary in connection with contesting or defending against such Proceedings. Except to the extent that Purchaser and Merger Sub are entitled to indemnification with respect to contesting or defending any such Proceedings, Purchaser and Merger Sub shall bear the cost and expense of contesting or defending against any such Proceedings.

          6.3 DISPOSITION OF CONFIDENTIAL INFORMATION. After the Closing, the Red River Shareholders and the current officers and directors of the current Company will treat and hold as such all of the Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement, and deliver promptly to the Purchaser and Merger Sub or destroy, at the request and option of Purchaser and Merger Sub, all tangible correspondence, documents, instruments, memorandums and all other writings (and all copies thereof) which embody the Confidential Information which are in such persons' possession. Afer the Closing, if the Red River Shareholders or current officers or directors of the Company are requested or required (by oral question or request for information or document in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to Red River, disclose any Confidential Information, the Red River Shareholders and the current officers or directors of the Company will notify Purchaser and Merger Sub promptly of any such request or requirement to enable Purchaser and Merger Sub to seek an appropriate remedy to enjoin the Red River disclosure of such Confidential Information or waive compliance with the provisions of this Section. The foregoing provision shall not apply to any Confidential Information which is generally available to the public immediately prior to the time of Red River disclosure.

          6.4 OTHER TRANSITIONAL MATTERS. The Red River Shareholders and the current officers and directors of the Company will not take any action which primarily is designed or intended to have the effect of Red River discouraging lessor, licenser, customer, supplier, or other business associate of the Company or any of its subsidiaries from maintaining the same business relationships with the Company and its subsidiaries after the Closing as it maintained with the Company and its subsidiaries prior to the Closing. The Red River Shareholders and the current officers and directors of the Company will refer all lessor, licensor, customer and supplier inquiries relating to the business of the Company and any of its subsidiaries to Purchaser from and after the Closing Date.

          6.5 EMPLOYEE BENEFITS. (a) Following the consummation of the Merger, Purchaser shall continue to provide to individuals who are employed by the Company as of the effective time of the Merger (the "Effective time") and who, if any, remain employed with Purchaser or any Subsidiary of Purchaser ("Affected Employees"), for so long as such Affected Employees remain employed by Purchaser or any Subsidiary of Purchaser, employee benefits (other than salary or incentive compensation) pursuant to employee benefit plans, programs, policies or arrangements maintained by Purchaser or any Subsidiary of Purchaser providing coverage and benefits which, in the aggregate, are generally comparable to those provided to employees of Purchaser in positions comparable to positions held by Affected Employees with Purchaser or its Subsidiaries from time to time after the Effective Time.

          (b) Purchaser will, or will cause the Surviving Corporation to, (i) waive all limitations as to preexisting conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to the Affected Employees under any welfare benefit plans that such employees may be eligible to participate in after the Effective Time, other than limitations or waiting periods that are already in effect with respect to such employees and that have not been satisfied as of the Effective Time under any welfare plan maintained for the Affected Employees immediately prior to the Effective Time, and (ii) provide each Affected Employee with credit for any co-payments and deductibles paid prior to the Effective Time in satisfying any applicable deductible or out-of-pocket requirements under any welfare plans that such employees are eligible to participate in after the Effective Time.

          6.6 COOPERATION AFTER CLOSING. In case at any time after the Closing Date any further action is necessary or desirable to carry out and accomplish the purposes of this Agreement and the transactions contemplated hereunder, the Red River Shareholders and the current officers and directors of the Company, in the case of the Company's and the Red River Shareholder's performance under this Agreement, and Purchaser, in the case of Purchaser's and Merger Sub's performance under this Agreement, will take such further action as the party seeking or requesting such performance ("Requesting Party") may reasonably request, including executing and delivering such further instruments and documents as shall be necessary or appropriate to accomplish and effectuate such transaction. Except as to costs and damages associated with the indemnification of Purchaser and Merger Sub, as provided below, all costs and expenses relating to any such matters after the Closing Date will be borne by Purchaser and Merger Sub.

          6.7 CONTINUITY OF BUSINESS. Following the Merger, the Surviving Corporation will continue the historic business of the Company or use a significant portion of the Company's business assets in a business.

          6.8 BANK GUARANTEES. Following the Closing, Purchaser shall use its best efforts to cause the release of the personal guarantees executed by the Red River Shareholders which secure the Company's indebtedness to the Bank of Oklahoma, National Association ("Bank") as described in Exhibit 6.8 attached hereto to the extent that the Bank is willing to consent to such a release. As an inducement for the Bank to release the Red River Shareholders from their personal guarantees of the indebtedness described in Exhibit 6.8, Purchaser will execute a guaranty required by the Bank to guarantee such indebtedness in substitution of the personal guarantees of the Red River Shareholders only to the extent of their current guarantees with the Bank. After the Closing, Purchaser shall indemnify and hold the Red River Shareholders harmless from and against any and all amounts which any or all of the Red River Shareholders are required to pay on account of the guaranties set forth in Exhibit 6.8 attached hereto prior to their release from such guaranties only, however, to the extent of their personal guarantee obligations as currently in effec

          6.9

          TAX TREATMENT. Purchaser shall not take any action and shall not fail to take any action which action or failure to act would prevent, or would be reasonably likely to prevent, the Merger from qualifying as a reorganization under Section 368 of the Code.


7. DELIVERY OF CLOSING DOCUMENTS.

          7.1 DELIVERY OF CLOSING DOCUMENTS TO PURCHASER AND MERGER SUB. Subject to the fulfillment of all of the conditions set forth in Section 3.1 hereof, at the Closing, the following documents, agreements, and instruments  shall  be duly  delivered  by the  Company  and the Red  River
     Shareholders:

          Certificates representing the shares of Red River Stock which shall be duly executed in blank or with a duly executed stock power attached thereto, endorsed in blank, in order to effect the transfer of the shares of Red River Stock from the Red River Shareholders to Purchaser, with all stock transfer, tax stamps, if any, affixed and cancelled and if required by Purchaser's transfer agent shall be guaranteed by a United States
     Commercial Bank or by a broker who is a member of the New York Stock Exchange or is otherwise approved by the transfer agent of Purchaser to guarantee signatures in connection with such transfer;

               7.1.1 The Resignations of the Officers and Directors of the Company as agreed upon in Exhibit 2.6.4 and as requested by Purchaser prior to the Closing;

               7.1.2 The books and records referred to in Section 3.1.10 hereof;

               7.1.3  The   opinion   of  Conner  &  Winters,   A   Professional
          Corporation, counsel for the Company in the form and substance reasonably requested by Purchaser;

               7.1.4 A certificate of good standing from the State of Oklahoma certified by the appropriate official of such state, dated as of the date not more than five (5) days prior to the Closing Date evidencing that the Company is duly qualified and in good standing and in effect indicating that the Company has filed all franchise tax returns due to the date of such certificate, that all taxes shown on such returns to be due have been paid in full, and that there are no outstanding franchise tax claims or assessments against the Company as of the date of such certificate;

               7.1.5 All consents and approvals referred to in section 3.1.11 hereof;

               7.1.6 The Company's  closing  certificate  in the form of Exhibit
          7.1.6 attached hereto;

               7.1.7  Certificate  of  Merger as  contemplated  by  Section  2.5 hereof;

               7.1.8 To the extent appropriate and only if any secured loan, for which the Company is currently obligated is paid in whole or in part on or prior to the Closing Date (which is not contemplated as of the date hereof), documentation (including without limitation, duly executed UCC-3 termination statements) satisfactory in form and substance to Purchaser and Merger Sub as requested by Purchaser and Merger Sub to release all or a portion of such Encumbrances to the extent of such loan repayment, if any, in favor of any of the holders of any such indebtedness on the property and assets of the Company;

               7.1.9 Employment Agreement between the Surviving Corporation and Rolf N. Hufnagel and Robert E. Davis, Jr., executed by them and the Purchaser in the form attached hereto as Exhibit 7.1.9; and

               7.1.10 Such other documents or instruments of further assurance or conveyance as shall be deemed necessary and appropriate by the Purchaser and Merger Sub.

     7.2 DELIVERY OF DOCUMENTS TO THE COMPANY AND THE RED RIVER SHAREHOLDERS. Subject to the fulfillment of all conditions set forth in Section 3.2 hereof, at the Closing, the following documents, agreements and instruments shall be duly delivered by the Purchaser and Merger Sub to the Company and Red River
Shareholders:

               7.2.1 Stock Certificates representing shares of Beta Common Stock to be issued to each of the Red River Shareholders in the amounts set forth in Schedule A attached hereto;

               7.2.2 Certificates of good standing from the Nevada and Oklahoma Secretary of State (as appropriate), dated not more than five (5) days prior to the Closing Date evidencing that Purchaser and Merger Sub are duly qualified and in good standing and in effect indicating that Merger Sub has filed all franchise taxes on the date of such certificate, that all taxes shown on such returns to be due have been paid in full, and that there are no outstanding franchise tax claims or assessments against Merger Sub as of the date of such certificate;

               7.2.3 Purchaser's and Merger Sub's closing certificate in the form of Exhibit 7.2.3 attached hereto;

               7.2.4 The opinion of Clanahan, Tanner, Downing & Knowlton, P.C. to be in form and substance reasonably requested by the Company and the Red River Shareholders; and

               7.2.5 Employment Agreements between the Surviving Corporation, Rolf N. Hufnagel and Robert E. Davis, Jr., executed by Surviving Corporation and the Purchaser, in the form attached hereto as Exhibit 7.1.9.

               7.2.6 Certificate of Merger as contemplated by Section 2.5 hereof; and

               7.2.7 Such other documents and instruments of further assurance and conveyance as shall be deemed necessary and appropriate to the Closing of the transactions contemplated hereby.

8.       TERMINATION

          8.1 EVENTS OF TERMINATION. Anything contained elsewhere in this Agreement to the contrary notwithstanding, prior to the Closing Date, this Agreement may be terminated by written notice of termination as follows:

               8.1.1 MUTUAL CONSENT. Any time by mutual consent of the Company and Purchaser or Merger Sub;

               8.1.2 PRIOR TO CLOSING DATE. By the Company or Purchaser or Merger Sub if the other party shall have (i) misstated to any material extent any representation or been in breach of any warranty contained herein, or (ii) breached any covenant, undertaking or restriction contained herein, and such misstatement or breach has not been cured by the earlier of (a) thirty (30) days after the giving of notice of such party of such misstatement or breach or (b) the Closing Date

               8.1.3 DELAY. By either party by written notice to the other party if the Closing shall not have occurred on or prior to March 31, 2000; provided, however, that the right to terminate this Agreement under this Section 8.1.3 shall not be available to any party whose failure to fulfill or perform any obligation under this Agreement has been a substantial cause of, or has substantially resulted in, the failure of the Closing to occur on or before such date.

               8.1.4  AMENDMENT OF EXHIBITS.  By the party  ("Receiving  Party")
          receiving Exhibits, Schedules or Attachments or amendments thereto from the other party to this Agreement which disclose information which such Receiving Party determines to materially adversely affect the economic, financial or business considerations previously determined by the Receiving Party in entering into this Agreement setting forth its or his objection to such Exhibit, Schedule or Attachment and to which such Receiving Party gives ten (10) days written notice to the party furnishing such Exhibits, Schedules or Attachments.

               8.1.5 CONSEQUENCES OF TERMINATION. In the event of a termination and abandonment hereof pursuant to the provisions of this Section 8, this Agreement shall become void and have no effect, without any liability on any of the parties or their directors or officers or stockholder in respect of this Agreement, except that (a) the agreements contained in this Section 8.1.5, in Section 5.3 and in
          Section  9.2 shall  survive  the  termination  hereof  and (b) no such termination shall relieve any party of any liability or damages resulting from a breach by that party of its representations, warranties, covenants, agreements or other obligations under this Agreement prior to such termination. In addition, if this Agreement is terminated as provided under Section 8.1.2 hereof, the party, misstating or breaching this Agreement shall be obligated to pay the other party's costs and expenses incurred in connection with this Agreement, including actual attorney's fees. Otherwise, if the transactions contemplated hereunder cannot be consummated for reasons beyond the control of the parties hereto, provided they have used their best efforts to acquire the approvals and consents hereunder, or this Agreement is terminated under the provisions of Sections 8.1.1 or
          8.1.3 hereof , then each party hereto will pay its own expenses, including without limitation its attorneys' fees and costs.

9.       MISCELLANEOUS

          9.1 NOTICES. Any notices under this Agreement shall be in writing, signed by the party giving the same and transmitted by registered or certified United States Mail or by a generally accepted national courier service providing confirmation of delivery, and addressed to the party to receive the notice at the address set forth below or such other address as any party may specify by notice to the other party, and shall be deemed properly given and received when actually given and received:

     If to Purchaser:               Beta Acquisition Company, Inc.
                                    901 Dove Street, Suite 230
                                    Newport Beach, California 92660
                                    Attn:  Steve Antry

     With a copy to:                J. Chris Steinhauser

     If to the Company
     and Red River Shareholders:    Red River Energy, Inc.
                                    6120 South Yale Avenue, Suite 813
                                    Tulsa, Oklahoma 74136

     With a copy to:                Conner & Winters, A Professional Corporation
                                    3700 First National Tower
                                    15 East 5th Street
                                    Tulsa, Oklahoma 74103
                                    Attention:  Lynnwood R. Moore, Jr.

          9.2 BROKERAGE COMMISSIONS.

               9.2.1 The Company hereby represents and warrants to Purchaser that the Company has not engaged or utilized the services of any broker or finder in connection with this transaction and that no commissions are payable with respect to this transaction. The Company hereby agrees to indemnify and hold Purchaser and the Company harmless from and against any liability for any claims of any broker or finder claiming by, through or under the Company or the Red River Shareholders.

               9.2.2 Purchaser and Merger Sub hereby represent and warrant to the Company and the Red River Shareholders that neither the Purchaser nor Merger Sub have engaged or utilized the services of any broker or finder in connection with this transaction and that no commissions are payable with respect to this transaction. Purchaser and Merger Sub hereby agree to indemnify and hold the Red River Shareholders and the Company harmless from and against any liability for any claims of any other broker or finder claiming by, through or under Purchaser and Merger Sub.

          9.3 SUCCESSORS AND ASSIGNS. This Agreement is personal to the parties hereto and may not be assigned, transferred, delegated or nullified without the prior written consent of all of the parties hereto. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.

          9.4 ARBITRATION. Any dispute arising pursuant to or in any way related to this Agreement or the transactions contemplated hereby shall be settled by arbitration at a mutually agreed upon location in Newport Beach, California; provided, however, that nothing in this Section shall restrict the right of either party to apply to a court of competent jurisdiction for emergency relief pending final determination of a claim by arbitration in accordance with this Section. All arbitration shall be conducted in accordance with the rules and regulations of the American Arbitration Association, in force at the time of any such dispute, by a panel of three
     (3) single arbitrators selected in accordance with the procedures of the American Arbitration Association. Each party shall pay its own expenses associated with such arbitration, including 50% of the expenses of the arbitrator, provided that the prevailing party in any arbitration shall be entitled to reimbursement of reasonable attorney's fees and expenses (including, without limitation, arbitration expenses) relating to such arbitration. The award of the arbitrator, based upon written findings of fact and conclusions of law, shall be binding upon the parties; and judgment in accordance with that decision may be entered in any court having jurisdiction thereof.

          9.5 NO ORAL MODIFICATIONS. No amendments or modifications to this Agreement shall be made or deemed to have been made unless in writing executed and delivered by the party to be bound thereby. Any provision of this Agreement may be waived, amended, supplemented or modified only by agreement in writing of the parties hereto.

          9.6 WAIVER. The failure of any party to this Agreement to insist upon strict performance of any of the terms of this Agreement will not constitute a waiver of any of its rights under this Agreement or its right subsequently to assert, rely upon, or enforce any provision of this Agreement.


          9.7 GOVERNING LAW. This Agreement shall be interpreted, governed by and enforced according to the laws of the State of Oklahoma.

          9.8 SEVERABILITY. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.


          9.9 HEADINGS AND CAPTIONS FOR CONVENIENCE. The headings and captions contained in this Agreement are for convenience only and shall not be considered in interpreting the provisions hereof.

          9.10 COUNTERPARTS. This agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, all of which together shall constitute one and the same instrument.

          9.11 REPRESENTATIONS, WARRANTIES AND COVENANTS. Notwithstanding any investigation made by or on behalf of the Company, the Red River
     Shareholders or Purchaser prior to or after the Closing Date, all representations, warranties and covenants of the parties hereto contained herein shall survive and remain in full force and effect for a period equal to the earlier of (i) the date that the first independent consolidated audit report of Purchaser and the Surviving Corporation is issued after the Closing Date, or (ii) one year after the Closing Date.

          9.12   REMEDIES   FOR   MISREPRESENTATION   OR  BREACH  BY  RED  RIVER
     SHAREHOLDERS. In the event of:

               (a) any inaccuracy in any representation or the breach of any warranty made by the

          Red River Shareholders and the Company in or pursuant to this Agreement or any Exhibit, Schedule or other attachment to this Agreement,


               (b) any failure by the Red River Shareholders and the Company duly to perform or observe any term, provision, covenant, or agreement in this Agreement to be performed or observed on the part of the Red River Shareholders and the Company, or

               (c) action, suit, investigation, proceeding, demand, assessment, audit, judgment and claim, including any employment-related claim arising out of the foregoing (collectively "Claims"), against the Company or any of its subsidiaries, even though such Claims may not be filed or come to light until after the Closing Date, Purchaser shall have the right to demand an adjustment to the number of shares of the Beta Common Stock issued to the Red River Shareholders as provided in
          Section 2.1 hereof and a return of a portion of the shares of the Beta Common Stock to recompense Purchaser for the amount of the loss resulting from such misrepresentation or breach , the number of shares to be determined by dividing the amount of the loss by the closing price per share of Beta Common Stock as quoted at the Nasdaq Small Cap Market or the Nasdaq National Market System (as applicable) on the Closing Date. Notwithstanding anything contained in the foregoing to the contrary, any and all such adjustments in the number of shares of Beta Common Stock shall not exceed in the aggregate 225,000 shares of Beta Common Stock over the period provided in Section 9.11 hereof.

               Purchaser and Merger Sub hereby covenant and agree to immediately provide to the Red River Shareholders any and all notifications or other correspondence it receives related to matters which may affect this indemnity.

               The Red River Shareholders' obligation to return shares of Beta Common Stock to Purchaser as provided hereunder shall not exceed in the aggregate ten percent (10%) of the total shares issued to them as determined on the Closing Date. The Red River Shareholders shall have no obligation to return shares of Beta Common Stock until the aggregate losses as provided under this Section 9.12 exceed One Hundred Thousand Dollars ($100,000) and shall be liable to return a portion of the shares of Beta Common Stock received by them on the Closing Date only for the losses in excess of such amount. The amount of any losses for which an adjustment is required to be made under this Section 9.12 bythe Red River Shareholders shall be computed net of any insurance proceeds received by the Surviving Corporation or Purchaser with respect to the matter out of which such liability arose. Each party agrees to use commercially reasonable efforts to mitigate any damage or expense resulting from any matter giving rise to the losses covered under this Section. It is agreed that the obligations of the Red River Shareholders under this Section 9.12 shall be solely for the benefit of Purchaser, Merger Sub and the Surviving Corporation and may not be enforced by any insurer under any subrogation or similar agreement or arrangement or by any governmental authority except as a receiver for Purchaser or Surviving Corporation. The liability of the Red River Shareholders hereunder shall be joint and several. No claims for losses under this Section 9.12 may be asserted by Purchaser or Surviving Corporation under this section from and after the period set forth in Section 9.11 of this Agreement. If one or more of the Red River Shareholders who are required to return shares of Beta Common Stock under the provisions of this Section 9.12 have sold all or a portion of their shares of Beta Common Stock such that such shareholder(s) are unable to return shares of Beta Common
          Stock as provided herein, such shareholder(s) obligation hereunder shall be paid in cash in an amount equal to the closing market price of the shares of Beta Common Stock, as determined on the Closing Date, for which delivery thereof to Purchaser cannot be made.

               Any dividends accruing or paid on the shares of Beta Common Stock required to be returned under this Section 9.12 shall be returned to Purchaser upon determination of the loss in the manner provided in this Section 9.12.


               As used in this Section 9.12 and Section 9.13, the term "loss" shall mean and include (y) all losses, damages, costs and expenses, including without limitation pre- and post-judgment interest, penalties, court costs and attorneys' fees and expenses, and (z) all demands, claims, actions, costs of investigation, causes of action, proceedings, arbitrations, judgments, settlements and assessments.

               After the Closing, the remedies provided in this Section 9.12 to Purchaser, Merger Sub and the Surviving Corporation shall be exclusive of any other rights or remedies available to Purchaser, Merger Sub or the Surviving Corporation, either at law or in equity, for breach of this Agreement or any certificates delivered pursuant hereto; provided that none of Purchaser, Merger Sub or the Surviving Corporation waives the right to seek specific performance or injunctive relief.

          9.13 PURCHASER'S INDEMNIFICATION. In the event of:

               (a) any inaccuracy in any representation or the breach of any warranty made by Purchaser or Merger Sub in or pursuant to this Agreement or any Exhibit, Schedule or other attachment to this Agreement of Purchaser or Merger Sub; or

               (b) any failure by Purchaser or Merger Sub of their duty to perform or observe any item, provision, covenant or agreement in this Agreement to be performed or observed on the part of Purchaser or Merger Sub,

               Purchaser shall be obligated to issue additional shares of Beta Common Stock to each of the Red River Shareholders in proportion to the number of shares issued to them by Purchaser on the Closing Date to cover any losses resulting from any such misrepresentation or breach provided in (a) and (b) above. The obligation to issue additional shares of Beta Common Stock to the Red River Shareholders under this Section 9.13 shall not exceed 225,000 shares of Beta Common Stock and shall be determined based on the closing price of the shares of the Beta Common Stock as determined on the Closing Date. The provisions of Section 9.12 regarding the determination of the loss, , the limitation concerning the aggregate amount of losses (i.e., $100,000) which must be incurred before the adjustment in the number of shares is required, and the offset of such losses by any insurance proceeds received are hereby incorporated by reference as part of this
          Section 9.13 and shall apply with equal force and effect to Purchaser with respect to its obligations under this Section 9.13 as it applies to the Red River Shareholders under Section 9.12 and in furtherance thereof for purposes of this Section 9.13 all references to the Red River Shareholders under Section 9.12 shall be to Purchaser where applicable.

          9.14 NO BENEFIT TO OTHERS. The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the parties hereto and their respective heirs, successors, assigns, and such representations, warranties, covenants and agreements shall not be construed as conferring, and are not intended to confer, any rights on any other persons.

          9.15 REGISTRATION OF SECURITIES.(a) As used in this Section 9.15, the following terms have the meanings set forth below:

          "Disadvantageous Condition" has the meaning set forth in Section 9.15(b)(iv).

          "Holders" means the Red River Shareholders or any person who becomes a holder of Subject Securities after the Closing Date as a result of a No-Sale Transaction.

          "No-Sale Transaction" means a transfer from a Holder of Subject Securities that does not constitute a "sale" (as such term is understood and defined under the Securities Act), including without limitation a distribution from a Holder that is a corporation, partnership, joint venture, limited liability company, association or trust to the owner of a beneficial interest in such Holder.

          "Registration Expenses" has the meaning set forth in Section 9.15(e).

          "Registration Termination Date" means the second anniversary of the date when the Commission first declares the Shelf Registration Statement effective.

          "Shelf Registration Statement" means a registration statement on Form S-1 or S-3 filed with the Commission under the Securities Act.

          "Subject Securities" means the shares of Beta Common Stock issued to the Red River Shareholders pursuant to the Merger and any common stock or other security issued or issuable as a dividend or other distribution with respect to, or in exchange for, or upon conversion or in replacement of, any of such Beta Common Stock.

          "Suspension Notice" has the meaning set forth in Section 9.15(b)(iv).

               (b) (i) By no later than March 31, 2000, Purchaser shall prepare and file with the Commission a Shelf Registration Statement for the purpose of registering the resale in the market from time to time of the Subject Securities by Holders or by potential assignees of such Holders to which all or a portion of such Holders' Subject Securities may be transferred in a No-Sale Transaction.

               (ii)  Purchaser  will use its  best  efforts  to have  the  Shelf
          Registration Statement promptly declared effective by the Commission on or after the filing of such Shelf Registration Statement and thereafter to maintain the effectiveness of the Shelf Registration Statement and to maintain such Shelf Registration Statement "current" (as below defined) at all times until the Registration Termination Date. Purchaser shall promptly give written notice to the Holders when the Registration Statement has been declared effective by the
          Commission and is available for use by Holders for the resale of Subject Securities.

               (iii) The Shelf Registration Statement shall not be considered to be "current" at any time when, by reason of occurrence of any event or by reason of the passage of time, the Shelf Registration Statement does not meet the requirements of Section 10, Section 12(2) or Section 17 of the Securities Act, or the Shelf Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Shelf Registration Statement shall disclose that Holders may elect to resell Subject Securities without registration of such sales under the Shelf Registration Statement, by making such sales under and as permitted by Rules 144 or 145, as applicable, of the Commission under the Securities Act.

               (iv) If at any time or times after the Shelf Registration Statement is declared effective by the Commission, Purchaser determines that the offering of Beta Common Stock under the Shelf Registration Statement would be significantly disadvantageous to Purchaser because of, or improper in view of (or improper without disclosure in the prospectus included in the Shelf Registration Statement of), the existence or anticipation of a material financing, merger, acquisition or other material transaction or event involving Purchaser or its subsidiaries that has not been publicly disclosed, the unavailability of any required financial statements for reasons substantially beyond the control of the Purchaser, or other similar events or conditions involving Purchaser or its subsidiaries that have not been publicly disclosed (a "Disadvantageous Condition"), Purchaser shall be entitled to either suspend the effectiveness of the Shelf Registration Statement with the Commission or suspend the availability of the Shelf Registration for resales of Subject Securities by Holders, or may take both such actions, and shall promptly notify all Holders thereof by delivery of written notice (a "Suspension Notice"); provided, however, that Purchaser's obligation to maintain the Shelf Registration Statement current under this Section 9.15(b) shall not be suspended by reason of Purchaser's failure to disclose information at a time when public disclosure of such information is required by law. Upon receipt of a Suspension Notice, Holders shall immediately discontinue the use of the Shelf Registration Statement for any
          purpose until notified by Purchaser that the Shelf Registration Statement is current and available for use by Holders for sales of Subject Securities. Purchaser shall not be entitled to suspend the effectiveness of the Shelf Registration Statement until the later of
          (X) the removal of the Disadvantageous Conditions or (Y) for a period of not more than 60 consecutive days, or (B) 180 days within any twelve-month period. As promptly as practicable after the public
          disclosure  of  such   Disadvantageous   Condition  or  the  Purchaser
          determines that the Disadvantageous Condition no longer exists, Purchaser shall amend or supplement the Shelf Registration Statement to the extent necessary to make the Shelf Registration Statement current, and shall give prompt written notice to all Holders when the Shelf Registration Statement is again available for resales of Subject Securities.

               (v) Purchaser shall promptly notify all Holders of Subject Securities of, and confirm in writing, the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose. Purchaser shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible time.

               (vi) Purchaser will cause all of the Subject Securities to be listed on each securities exchange or market, as the case may be, on which similar securities issued by Purchaser are then listed no later than the effective date of the Shelf Registration Statement.

               (c) If at any time the Purchaser proposes to file a registration statement under the 1933 Act with respect to an offering by the
          Purchaser for its own account or for the account of any other Person of any class of equity security, including any warrants, options or other security convertible into or exchangeable for any equity security (other than a registration statement on Forms S-4 or S-8 (or their successor forms) or filed in connection with an exchange offer or an offering of securities solely to the Purchaser's existing stockholders, and other than as set forth in subsection (c)(i) below), then the Purchaser shall in each case give written notice of such proposed filing to the Holders at least twenty (20) days before the anticipated filing date, and such notice shall offer such Holders the opportunity to register such number of Subject Securities as each such Holder may request (a "Piggy-back Registration"). The Purchaser shall use reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Holders requested to be included in the registration for such offering to include such securities in such offering on the same terms and conditions as any similar securities of the Purchaser included therein. Similarly, Purchaser may include the shares of any other Person in the Shelf Registration Statement as contemplated in subsection (b) above. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering delivers an opinion to the Holders that the total amount of securities which they and any other Persons (other than the Purchaser) intend to include in such offering is sufficiently large to materially and adversely affect the success of such offering, then the amount of Subject Securities to be offered for the accounts of Holders of Subject Securities shall be reduced pro rata with all securities held by holders of securities having rights for inclusion therein to the extent necessary, in the opinion of such managing underwriter, to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter. In connection with the rights set forth in this subsection 9.15(c), it is agreed that:

                    (i) Notwithstanding anything to the contrary contained in this Agreement, the Purchaser shall not be required to include Subject Securities in any registration statement if the proposed registration is (1) a registration of a stock option or other employee incentive compensation or employee benefit plan or of securities issued or issuable pursuant to any such plan, or a registration statement relating to warrants, options or shares of capital stock granted or to be granted or sold primarily to employees, directors or officers of the Purchaser, (2) a registration of securities issued or issuable pursuant to a stockholder reinvestment plan or other similar plan, (3) a registration of securities issued in exchange for any securities or any assets of, or in connection with a merger or consolidation with, an unaffiliated Purchaser, (4) a registration of securities pursuant to a "rights" or other similar plan designed to protect the Purchaser's stockholders from a coercive or other attempt to cause a change in control of the Purchaser, (5) a registration of securities filed pursuant to Rule 145 under the 1933 Act or any successor rule, or (6) a registration of preferred stock or securities issued in connection with any debt or preferred stock financing of the Purchaser.

                    (ii) The Purchaser may withdraw any  registration  statement and abandon any proposed offering initiated by the Purchaser without the consent of any Person, including the Holders, notwithstanding the request of any such Holder to participate therein in accordance with this provision, if the Purchaser determines in its sole discretion that such action is in the best interests of the Purchaser and its stockholders (for this purpose, the interest of the Holders shall not be considered).

               (d) Purchaser will indemnify and hold harmless each Holder,  each of such Holder's officers, directors, partners, or members, as the case may be, and each Person controlling such Holder, with respect to which registration or qualification of Subject Securities has been effected pursuant to this Section 9.15 against all claims, losses, damages, and liabilities, joint or several (or actions in respect thereof), arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in the Shelf Registration Statement, prospectus, or offering circular, or in any document incorporated by reference in any of the foregoing, or arising out of or based upon any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Purchaser of any rule or regulation promulgated under the Securities Act applicable to Purchaser and relating to action or inaction required of Purchaser in connection with the Shelf Registration, each of such Holder's officers, directors, partners, or members, as the case may be, and each Person controlling such Holder, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claims, loss, damage, liability or action; PROVIDED, however, that Purchaser will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to Purchaser by such Holder specifically for inclusion in any such registration statement, prospectus or offering circular. The obligations of Purchaser under the foregoing indemnity agreement shall survive the completion of the offering of Subject Securities under the Shelf Registration Statement
          .

               (e) Each Holder with respect to which registration or qualification of Subject Securities has been effected pursuant to this
          Section 9.15 will indemnify and hold harmless Purchaser, each of Purchaser's officers, directors, and each Person controlling Purchaser, against all claims, losses, damages, and liabilities, joint or several (or actions in respect thereof), arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, or offering circular, or in any document incorporated by reference in any of the foregoing, or arising out of or based upon any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of any rule or regulation promulgated under the Securities Act or Exchange Act applicable to such Holder and relating to action or inaction required of such Holder in connection with any such registration or qualification, and will promptly reimburse Purchaser, each of Purchaser's officers, directors, and each Person controlling Purchaser, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claims, loss, damage, liability or action; PROVIDED, however, that such Holder will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense does not arise out of or is not based upon any untrue statement or omission based upon written information furnished by such Holder specifically for inclusion in any such registration statement, prospectus or offering circular. The obligations of Holders under the foregoing indemnity agreement shall survive the completion of the offering of Subject Securities under any registration statement provided for in this
          Section 9.15.

               (f) All expenses incident to Purchaser's performance of or compliance with this Section 9.15, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Subject Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered on The Nasdaq Stock Market and all securities exchanges on which similar securities issued by Purchaser are then quoted or listed, the fees and disbursements of counsel for Purchaser and its independent certified public accountants (including the expense of any special audit or comfort letters required by or incident to such performance), securities act liability insurance (if Purchaser elects to obtain such insurance), the fees and expenses of any special experts retained by Purchaser in connection with such registration, and fees and expenses of other Persons retained by Purchaser, in connection with each registration hereunder (but not including discounts, commissions, fees or expenses payable to underwriters that are attributable to the Subject Securities offered on behalf of the Selling Holder or the fees and expenses of counsel for any selling Holder) (collectively, the "Registration Expenses") will be borne by Purchaser.

               (g) Purchaser will also take such action as may be required to be taken under applicable blue sky laws in connection with the issuance of Beta Common Stock pursuant to this Agreement and in connection with resale of Subject Securities by Holders pursuant to the Shelf Registration Statement; PROVIDED that Purchaser will not be required to become qualified as a foreign corporation in any jurisdiction.

          9.16 PUBLICITY. Prior to the Closing Date, all notices to third parties and all other publicity relating to the transactions contemplated by this Agreement shall be jointly planned, coordinated and approved by the Company, and Purchaser or Merger Sub; provided, however, that such approval shall not be unreasonably withheld.

          9.17 EXHIBITS. The Exhibits, Schedules and Attachments referred to herein are incorporated into this Agreement by reference. Such Exhibits, Schedules and Attachments may be amended or modified by a party provided that the other party ("Receiving Party") has been furnished with a copy of the Amendment or modification to such Exhibit, Schedule or Attachment; provided, however, that if any such amendment shall materially adversely affect the economics, financial or business considerations of the transactions contemplated under this Agreement as determined by the Receiving Party, such Receiving Party may terminate this Agreement in accordance with Section 8.1.4.

          9.18 ENTIRE AGREEMENT. This Agreement, together with Exhibits, Schedules and Attachments hereto, represents the entire agreement between the parties hereto with respect to the subject matter hereof and all prior agreements, understandings or negotiations shall be deemed merged herein. No representations, warranties, promises or agreements, express or implied, shall exist between the parties, except as stated herein.

          9.19 CURRENCY AMOUNTS. All references to dollar amounts in this Agreement shall refer to, and be interpreted solely as referring to, the dollar amount under the United States monetary system.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                  BETA OIL & GAS, INC.
                                  a Nevada corporation

                                  By: J. Chris Steinhauser

                                  Its: Chief Financial Officer



                                  BETA ACQUISITION COMPANY, INC.
                                  an Oklahoma corporation

                                  By: /s/ J. Chris Steinhauser

                                  Its: President


                                  RED RIVER ENERGY, INC.
                                  an Oklahoma corporation

                                  By: /s/ Rolf N. Hufnagel

                                  Its: President


                                  THE RED RIVER SHAREHOLDERS


                                  /s/Rolf N. Hufnagel
                                  Rolf N. Hufnagel


                                  /s/ Robert E. Davis, Jr.
                                  Robert E. Davis, Jr.


                                  /s/ Stephen J. Vogel
                                  Stephen J. Vogel


                                  /s/ Janet L. McGeehee
                                  Janet L. McGeehee


                                  /s/ Billy L. Baysinger, Jr.
                                  Billy L. Baysinger, Jr.


                                  /s/ Brent A. Biggs
                                  Brent A. Biggs


                                  /s/ Mark A. Biggs
                                  Mark A. Biggs

                                     ANNEX B





                              RED RIVER ENERGY, LLC
                                AND SUBSIDIARIES









                        CONSOLIDATED FINANCIAL STATEMENTS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 1998
                          AND FOR THE NINE MONTHS ENDED
                           SEPTEMBER 30, 1998 AND 1999

                          INDEX TO FINANCIAL STATEMENTS

                                                                                              PAGE
                                                                                              ----
INDEPENDENT AUDITOR'S REPORT ..............................................................   B-2

CONSOLIDATED BALANCE SHEETS - December 31, 1998 and September 30, 1999 (unaudited) ........   B-3

CONSOLIDATED STATEMENTS OF OPERATIONS - For the Year Ended December 31, 1998 and
       For the Nine Months Ended September 30, 1998 and 1999 (unaudited) ..................   B-4

CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS' EQUITY - For the Year
       Ended December 31, 1998 and For the Nine Months Ended September 30, 1999 (unaudited)   B-5

CONSOLIDATED STATEMENTS OF CASH FLOWS - For the Year Ended December 31, 1998 and
       For the Nine Months Ended September 30, 1998 and 1999 (unaudited) ..................   B-6

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ................................................   B-8

                          INDEPENDENT AUDITOR'S REPORT

The Members
Red River Energy, LLC
Tulsa, Oklahoma

We have audited the consolidated balance sheet of Red River Energy, LLC and subsidiary as of December 31, 1998, and the related consolidated statements of operations, changes in members' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Red River Energy, LLC and subsidiary as of December 31, 1998 and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

\s\ HEIN + ASSOCIATES LLP

HEIN + ASSOCIATES LLP
Certified Public Accountants

Orange, California
November 12, 1999

                     RED RIVER ENERGY, LLC AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS



                                                                      DECEMBER 31,    SEPTEMBER 30,
                                                                          1998            1999
                                                                      ------------    -------------
                                                                                       (unaudited)
                               ASSETS
CURRENT ASSETS:
     Cash                                                             $     48,980    $    201,466
     Accounts receivable                                                   335,002         239,637
     Advance in drilling contract                                           30,000            --
     Prepaid expenses                                                         --            29,549
                                                                      ------------    ------------
         Total current assets                                              413,982         470,652

OIL AND GAS PROPERTIES, at cost
     (full cost method)
     Evaluated properties                                                5,224,845       5,894,708
     Unevaluated properties                                              1,143,656       2,713,510
     Less - accumulated amortization of full cost pool                    (137,936)       (371,041)
                                                                      ------------    ------------
         Net oil and gas properties                                      6,230,565       8,237,177

OTHER OPERATING PROPERTY AND EQUIPMENT, at cost
     Gas gathering system                                                     --         1,323,258
     Support equipment                                                   1,012,335       1,094,384
     Less - accumulated depreciation                                       (38,118)       (107,319)
                                                                      ------------    ------------
         Net other operating property and equipment                        974,217       2,310,323

FURNITURE, FIXTURES AND EQUIPMENT, net                                      39,316          34,485
                                                                      ------------    ------------

                            TOTAL ASSETS                              $  7,658,080    $ 11,052,637
                                                                      ============    ============

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES:
     Current portion of long-term debt                                $     68,424    $  1,149,091
     Accounts payable, trade                                               303,931         338,604
     Accounts payable, related party                                        95,931          65,903
     Accrued interest                                                       36,154          67,324
     Other accrued liabilities                                               2,300          60,709
                                                                      ------------    ------------
         Total current liabilities                                         506,740       1,681,631

LONG-TERM DEBT, less current portion                                     6,421,095       8,800,056
                                                                      ------------    ------------
     Total liabilities                                                   6,927,835      10,481,687

MEMBERS' EQUITY
     General Members, 100 unit certificates authorized, issued, and outstanding at December 31, 1998 and September 30, 1999,
       respectively                                                        730,245         570,950
                                                                      ------------    ------------

                TOTAL LIABILITIES AND MEMBERS' EQUITY                 $  7,658,080    $ 11,052,637
                                                                      ============    ============

          SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                     RED RIVER ENERGY, LLC AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                           FOR THE YEAR       FOR THE NINE MONTHS
                                              ENDED                 ENDED
                                           DECEMBER 31,          SEPTEMBER 30,
                                               1998           1998          1999
                                           -----------    -----------    -----------
                                                          (unaudited)    (unaudited)
NET REVENUES:
     Oil and gas sales                     $   865,356    $   324,465    $ 2,009,500
                                           -----------    -----------    -----------

COSTS AND EXPENSES:
     Operating expense                         316,533        128,921        974,619
     General and administrative                685,573        452,345        506,302
     Depreciation, depletion and
       amortization expense                    182,747         69,814        309,734
                                           -----------    -----------    -----------
         Total costs and expenses            1,184,853        651,080      1,790,655
                                           -----------    -----------    -----------

INCOME (LOSS) FROM OPERATIONS                 (319,497)      (326,615)       218,845
                                           -----------    -----------    -----------

OTHER INCOME (EXPENSE):
     Gain (loss) on sale of fixed assets       (20,000)                        2,437
     Interest expense, net                    (168,851)       (62,076)      (366,871)
     Other, net                                 (1,318)        (2,327)        (2,606)
                                           -----------    -----------    -----------
         Total other income (expense)         (190,169)       (64,403)      (367,040)
                                           -----------    -----------    -----------

NET (LOSS)                                 $  (509,666)   $  (391,018)   $  (148,195)
                                           ===========    ===========    ===========


          SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                     RED RIVER ENERGY, LLC AND SUBSIDIARIES
              CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS' EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                                   (UNAUDITED)





BALANCE, January 1, 1998                                                   $    --

       Sale of member units                                                  380,000
       Contribution of salaries by members                                   217,800
       Contribution of equipment by members                                  774,000
       Capital contributions                                                  38,565
       Distribution to members                                              (170,454)
       Net loss for the year ended December 31, 1998                        (509,666)
                                                                           ---------

BALANCE, December 31, 1998                                                 $ 730,245

       Contribution of salaries by members (unaudited)                       207,900
       Distributions to members (unaudited)                                 (219,000)
       Net loss for the nine months ended September 31, 1999 (unaudited)    (148,195)
                                                                           ---------

BALANCE, September 30, 1999 (unaudited)                                    $ 570,950
                                                                           =========


          SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                     RED RIVER ENERGY, LLC AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                       FOR THE YEAR       FOR THE NINE MONTHS
                                                          ENDED                  ENDED
                                                       DECEMBER 31,          SEPTEMBER 30,
                                                           1998           1998           1999
                                                       -----------    -----------     -----------
CASH FLOWS FROM OPERATING ACTIVITIES:                                 (unaudited)     (unaudited)
     Net (loss) from operations                        $  (509,666)   $  (391,018)   $  (148,195)
     Adjustments to reconcile net loss to net cash
         provided by (used in) operating activities:
         Depreciation, depletion, and amortization         182,747         69,814        309,734
         Contribution of salaries by members               217,800        158,400        207,900
         (Gain) loss on sale of equipment                   20,000           --           (2,437)
     (Increase) decrease in:

         Accounts receivable                              (335,002)      (149,145)        95,365
         Advance in drilling contract                      (30,000)       (30,000)        30,000
         Prepaid expenses                                     --             --          (29,549)
     Increase (decrease) in:

         Accounts payable, trade                           303,931         78,323         34,673
         Accounts payable, related party                    95,931         72,874        (30,028)
         Accrued interest                                   36,154         66,047         31,170
         Other accrued liabilities                           2,300         95,190         58,409
                                                       -----------    -----------    -----------
     Net cash provided by (used in) operating
         activities                                        (15,805)       (29,515)       557,042
                                                       -----------    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital expenditures for:

         Evaluated oil and gas property                 (5,224,845)    (5,224,845)      (669,863)
         Unevaluated oil and gas property               (1,127,656)      (218,122)    (1,569,854)
         Gas gathering system property                        --             --       (1,323,258)
         Support equipment                                (273,335)      (185,011)      (106,503)
         Furniture, Fixtures and equipment                 (57,009)       (25,359)          (686)
     Proceeds from sale of property and equipment           10,000           --           24,980
                                                       -----------    -----------    -----------

     Net cash (used in) investing activities            (6,672,845)    (5,653,337)    (3,645,184)
                                                       -----------    -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Cash borrowings from line of credit                 6,274,734      5,894,734      3,510,366
     Issuance of notes payable                             345,000        125,000           --
     Principal payments on borrowings                     (130,215)        (6,461)       (50,738)
     Proceeds from sale of member units                    380,000        380,000           --
     Capital contributions                                  38,565             20           --
     Distributions to members                             (170,454)      (132,678)      (219,000)
                                                       -----------    -----------    -----------

     Net cash provided by financing activities           6,737,630      6,260,615      3,240,628
                                                       -----------    -----------    -----------

INCREASE IN CASH AND CASH EQUIVALENTS                       48,980        577,763        152,486

CASH AND CASH EQUIVALENTS, at beginning of period             --             --           48,980
                                                       -----------    -----------    -----------

CASH AND CASH EQUIVALENTS, at end of period            $    48,980    $   577,763    $   201,466
                                                       -----------    -----------    -----------

                                   (CONTINUED)





                                   (CONTINUED)



SUPPLEMENTAL DISCLOSURE OF CASH FLOW
  INFORMATION
     Cash paid for:
         Interest                                      $   152,342    $       565    $   463,728
                                                       ===========    ===========    ===========

     Non-cash investing and financing transactions:
         Assets contributed by owners                  $   774,000    $   774,000    $         -
                                                       ===========    ===========    ===========



          SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                     RED RIVER ENERGY, LLC AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 1998 IS UNAUDITED)

1.     NATURE OF OPERATIONS:

       Red River Energy, LLC ("Red River") was incorporated in the State of Oklahoma in November 1997, with operations commencing in February 1998, to engage in the business of oil and gas exploration, acquisition, production, development, marketing, and transportation business in the United States.

       The Company also conducts business through its subsidiaries TCM, LLC ("TCM") and Red River Field Services, LLC ("Red River Field"). TCM was incorporated in the State of Oklahoma in November 1997, with operations commencing in August 1998, to explore, produce, market, and transport coal bed methane gas from leases located in Eastern Oklahoma. Red River Field was incorporated in the State of Oklahoma in March 1999 to market and transport gas produced by Red River Energy and others from leasehold interests located in Eastern Oklahoma.

       As reflected in the accompanying financial statements, the Company has incurred net losses for the year ended December 31, 1998 and the nine months ended September 30, 1999, and has significant negative working capital. Management expects improvements in operations as the oil and gas property interests become more productive in the future. Also, the members have unit subscriptions outstanding of $1,120,000 at December 31, 1998 and September 30, 1999, that have not been called by the Company. Finally, the Company entered into an agreement and plan of merger with Beta Oil and Gas, Inc. during 1999 (See Note 9). Management believes these actions will provide the Company with adequate working capital to meet its obligations on a current basis.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

       PRINCIPLES OF CONSOLIDATION - The consolidated financial statements include the accounts of Red River and subsidiaries ("the Company"). All significant intercompany accounts and transactions have been eliminated in consolidation.

       USE OF ESTIMATES - The preparation of the Company's consolidated financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

       The Company's financial statements are based on significant estimates including the selection of useful lives for property, plant and equipment, and oil and gas reserve quantities which form the basis for the calculation of amortization and impairment of oil and gas properties. Management emphasizes that reserve estimates are inherently imprecise and that estimates of more recent discoveries are more imprecise than those for properties with long production histories.

                     RED RIVER ENERGY, LLC AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 1998 IS UNAUDITED)

       OIL AND GAS PROPERTIES - The Company follows the full cost method of accounting for oil and gas producing activities and, accordingly, capitalizes all costs incurred in the acquisition, exploration, and development of proved oil and gas properties, including the costs of abandoned properties, dry holes, geophysical costs, and annual lease rentals. All general corporate costs are expensed as incurred. In general, sales or other dispositions of oil and gas properties are accounted for as adjustments to capitalized costs, with no gain or loss recorded. Amortization of evaluated oil and gas properties is computed on the units of production method based on all proved reserves on a country by country basis. Unevaluated oil and gas properties are assessed for impairment either individually or on an aggregate basis. The net capitalized costs of evaluated oil and gas properties (full cost ceiling limitation) are not to exceed their related estimated future net revenues discounted at 10%, and the lower of cost or estimated fair value of unproved properties, net of tax considerations.

       JOINT VENTURES - All exploration and production activities are conducted jointly with others and, accordingly, the accounts reflect only the Company's proportionate interest in such activities.

       REVENUE RECOGNITION - The Company recognizes oil and gas sales upon delivery to the purchaser.

       FURNITURE, FIXTURES AND EQUIPMENT - Furniture, fixtures, and equipment are stated at cost. Provision for depreciation and amortization on property and equipment is calculated using the straight-line and accelerated methods over the estimated useful lives (ranging from 3 to 5 years) of the respective assets. The cost of normal maintenance and repairs is charged to operating expense as incurred. Material expenditures, which increase the life of an asset, are capitalized and depreciated over the estimated remaining useful life of the asset. The cost of properties sold, or otherwise disposed of, and the related accumulated depreciation or amortization are removed from the accounts, and any gain or losses are reflected in current operations.

       IMPAIRMENT OF LONG-LIVED ASSETS - In the event that facts and circumstances indicate that the costs of long-lived assets, other than oil and gas properties, may be impaired, an evaluation of recoverability would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset's carrying amount to determine if a write-down to market value or discounted cash flow value is required. Impairment of oil and gas properties is evaluated subject to the full cost ceiling as described under oil and gas properties.

       INCOME TAXES - A provision for income taxes has not been recorded in the accompanying financial statements as taxes accrue directly to the individual members of the Company.

       CONCENTRATIONS OF CREDIT RISK - Credit risk represents the accounting loss that would be recognized at the reporting date if counterparties failed completely to perform as contracted. Concentrations of credit risk (whether on or off balance sheet) that arise from financial instruments exist for groups of customers or counter parties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions described

                     RED RIVER ENERGY, LLC AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 1998 IS UNAUDITED)

       below. In accordance with FASB Statement No. 105, DISCLOSURE OF INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET
       RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK, the credit risk amounts shown in cash and accounts receivable do not take into account the value of any collateral or security.

       The Company operates primarily in the oil and gas industry within the United States. Oil and gas sales are based solely on short-term purchase contracts from three customers with related accounts receivable subject to credit risk.

       FAIR VALUE OF FINANCIAL INSTRUMENTS - The estimated fair values for financial instruments under FAS No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, are determined at discrete points in time based on relevant market information. These estimates involve uncertainties and cannot be determined with precision. The estimated fair values of the Company's financial instruments, which includes all cash, accounts receivable, accounts payable, and long term debt approximates the carrying value in the financial statements at December 31, 1998 and September 30, 1999.

       HEDGING ACTIVITIES - The Company uses derivative commodity instruments to manage commodity price risks associated with future natural gas and crude oil production but does not use them for speculative purposes. The Company's commodity price hedging program utilizes swap contracts. To qualify as a hedge, these contracts must correlate to anticipated future production such that the Company's exposure to the effects of commodity price changes is reduced. The gains and losses related to these hedging transactions are recognized as adjustments to the revenue recorded for the related production. No such contracts were outstanding as of December 31, 1998. As of September 30, 1999, the Company had contracts expiring on October 31, 1999 on the sale of 105,000 Mmbtu of gas at an average price $2.35 per Mmbtu.

       STATEMENT OF CASH FLOWS - For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

       IMPACT OF RECENTLY ISSUED STANDARDS - In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133 (FASB133), "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES." This statement is effective for fiscal years beginning after June 15, 1999. However, in July 1999, FASB137 was issued delaying the effective date of FASB133 for one year, to fiscal years beginning after June 15, 2000. FASB133 requires that an entity recognize all derivatives as assets or liabilities in the statement of financial position and measure their instruments at fair value. The Company does not believe the adoption of FASB133 will have a material impact on assets, liabilities, or equity. The Company has not yet determined the impact of FASB133 on the income statement or the impact on comprehensive income.

                     RED RIVER ENERGY, LLC AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 1998 IS UNAUDITED)

       FASB132, "EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS" and FASB134, "ACCOUNTING FOR MORTGAGE-BACKED SECURITIES RETAINED AFTER THE SECURITIZATION OF MORTGAGE LOANS HELD FOR SALE BY A MORTGAGE BANKING ENTERPRISE" were issued in 1998. SFAS No. 135, "RESCISSION OF FASB STATEMENT NO. 75 AND TECHNICAL CORRECTIONS" and
       SFAS No. 136, "TRANSFERS OF ASSETS TO A NOT-FOR-PROFIT ORGANIZATION OR CHARITABLE TRUST THAT RAISES OR HOLDS CONTRIBUTIONS FOR OTHERS" were issued in 1999. These pronouncements are not expected to impact the Company regarding future financial statement disclosures, results of operations, or financial position.

       SEGMENT INFORMATION - The Company has adopted SFAS 131, "Disclosure about Segments of an Enterprise and Related Information." As defined in that Standard, the Company operates in only one segment, oil and gas exploration.

       INTERIM FINANCIAL INFORMATION - The September 30, 1998 and 1999 financial statements have been prepared by the Company without audit. In the opinion of management, the accompanying financial statements contain all adjustments (consisting of only normal recurring accruals) necessary for a fair presentation of the Company's financial position as of September 30, 1999 and the results of operations and cash flows for the nine months ended September 30, 1998 and 1999. The results of operations for the nine month periods ended September 30, 1998 and 1999 are not necessarily indicative of those that will be obtained for the entire fiscal year.

3.  SUMMARY OF OIL AND GAS OPERATIONS:

       PROPERTY ACQUISITIONS - In July 1998, the Company acquired a 97.4% working interest (80.0% net revenue interest) in a producing oil and gas prospect in Central Oklahoma for a cash payment of $5,258,000. The property includes a 30,160-acre unit producing from 22 active wells. In March 1999, the Company acquired an 85.0% working interest (68.0% net revenue interest) in 7,500 acres that are currently producing from 45 active wells in Eastern Oklahoma for a cash payment of $1,950,000. The property also includes a gas gathering system consisting of 40 miles of pipeline transporting gas produced to Eastern Oklahoma.

       FULL COST AMORTIZATION EXPENSE - Amortization expense amounted to $137,936 for the year ended December 31, 1998 and $233,105 for the nine months ended September 30, 1999. Amortization expense per equivalent units of oil and gas produced amounted to $1.97 and $1.94 for the year ended December 31, 1998 and the period ended September 30, 1999. Natural gas is converted to equivalent units of oil on the basis of six MCF of gas to one equivalent barrel of oil.

       UNEVALUATED OIL AND GAS PROPERTIES - The Company is currently developing a 46 well coal bed methane project located in Eastern Oklahoma. As of December 31, 1998 and September 30, 1999 the property had not been evaluated through exploration, and therefore is not included in the depletion base. Drilling is expected to continue on the prospect through 1999 and in future periods. As the prospect is evaluated through future drilling, the property development and exploration

                     RED RIVER ENERGY, LLC AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 1998 IS UNAUDITED)


       costs associated with the wells drilled will be transferred to evaluated properties and included in the depletion base.

       CAPITALIZATION OF INTEREST - For the year ended December 31, 1998, the Company capitalized interest costs of $18,896 for the year ended December 31, 1998 and $122,619 for the nine months ended September 30, 1999 related to the unevaluated oil and gas properties' exploration activities.

       COSTS INCLUDED IN OIL AND GAS PRODUCING ACTIVITIES - Costs incurred in oil and gas producing activities are as follows:


                                                DECEMBER 31, 1998        SEPTEMBER 30, 1999
                                                  UNITED STATES            UNITED STATES
                                               --------------------     --------------------
          Property acquisition                   $     5,224,845          $       669,863
                                                 ===============          ===============

          Exploration                            $     1,143,656          $     1,569,854
                                                 ===============          ===============

          Development                            $          -             $          -
                                                 ===============          ===============

4.     OTHER OPERATING PROPERTY AND EQUIPMENT

       Other operating property and equipment are the 40 miles of pipeline acquired in Eastern Oklahoma and specific equipment and vehicles related to the oil and gas activities. During the year ended December 31, 1998 and the nine months ended September 30, 1999, the Company recorded depreciation expense of $38,118 and $70,812, respectively.

       At December 31, 1998 and September 30, 1999, support equipment with a net book value of $700,000 was classified as idle. In management's opinion, the net book value of the idle equipment is not in excess of net realizable value.

5.    FURNITURE, FIXTURES AND EQUIPMENT:

      Property and equipment consisted of the following:


                                                       DECEMBER 31, 1998        SEPTEMBER 30, 1999
                                                      --------------------      ------------------
          Office equipment                                $         40,000        $         40,000

                     RED RIVER ENERGY, LLC AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 1998 IS UNAUDITED)


          Computer equipment                                         6,009                   6,995
          Less- accumulated depreciation                            (6,693)                (12,510)
                                                          ----------------        ----------------
                                                          $         39,316        $         34,485
                                                          ================        ================

       During the year ended December 31, 1998 and the nine months ended September 30, 1999, the Company recorded depreciation expense of $6,693 and $5,817, respectively.

6.    LONG-TERM DEBT:

       Long-term debt consisted of the following:

                                                                               DECEMBER 31,              SEPTEMBER 30,
                                                                                  1998                      1999
                                                                            ----------------          -----------------

          Note payable  under a revolving  credit  agreement,  due July
            31,  2001,  bearing  interest  at the prime rate minus .25%
            (7.50% at December  31,  1998),  accrued  interest  payable
            monthly,   secured  by   substantially   all  oil  and  gas
            properties owned by Red River and Red River Field.              $      5,413,000           $      7,619,866

          Note  payable  under a revolving  credit  agreement,  monthly payments of principal  and accrued  interest  equal to 100%
            of  the  net  production  proceeds  of  specific  coal  bed methane wells,  final payment on outstanding  principal and interest due July 31, 2002,  bearing  interest at the prime rate plus 1.50%  (9.25% at December 31,  1998),  secured by
            certain assets of TCM.                                                   861,734                  2,165,234
          Note  payable,   due  in  monthly   installments   of  $6,845
            including  interest of 7.50%  maturing on October 31, 2001,
            unsecured.                                                               214,785                    164,047
                                                                            ----------------           ----------------
                                                                                   6,489,519                  9,949,147
                                                                            ----------------           ----------------

                   Less current portion                                               68,424                  1,149,091
                                                                            ----------------           ----------------

                                                                            $      6,421,095           $      8,800,056
                                                                            ================           ================

       The $5,413,000 note at December 31, 1998 arises from a credit agreement with a commercial bank for Red River that provides for maximum outstanding borrowings aggregating $25 million and maturing on July 31, 2001. The aggregate amount of advances under the revolving credit agreement is limited to a collateral borrowing base of $5.8 million at December 31, 1998 and $7.7 million at September 30, 1999. The members have committed to a limited personal guarantee of the repayment of the credit agreement up to $800,000. Under the terms of the agreement, the Company is required to maintain certain ratios and be in compliance with other covenants. At December 31, 1998 and September 30, 1999, the Company was not in compliance with certain covenants for which it has obtained waivers.

                     RED RIVER ENERGY, LLC AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 1998 IS UNAUDITED)

       The $861,734 note at December 31, 1998 arises from a credit agreement between an energy financial services company and TCM which provides for maximum outstanding borrowings aggregating $2.5 million and maturing on July 31, 2002. Under the terms of the agreement, TCM may make periodic draws to fund specific costs incurred in developing certain coal bed methane wells. Also, TCM is required to make monthly repayments of principal and accrued interest equal to 100% of the net production proceeds of specific coal bed methane gas wells. The agreement allows for the deferral of the required monthly repayments if the purchase of the production from those wells does not meet specific percentages of production. However, if outstanding borrowings on the agreement are greater than 90%, 50%, and 25% of the total borrowings made under the agreement at March 31, 2000 and July 31, 2001, and 2002, respectively, then TCM is required to make additional payments equal to the difference between the outstanding borrowings at the date and the specific percentage of total borrowings made under the agreement.

       TCM has also granted to the lender an undivided 2% overriding royalty interest in the coal bed methane gas wells. The overriding royalty interest is reduced (to a minimum of 1-7/12%) if the borrowings are repaid prior to specified dates and, may be increased (to a maximum of 3%) if borrowings are not repaid by specific dates. No value has been assigned to the overriding royalty interest because the properties are still being evaluated. At that time the properties are evaluated and overriding royalties are due, TCM will treat the payments as additional interest expense to the extent paid. For the year ended December 31, 1998 and the nine months ended September 31, 1999, there have been no overriding royalty payments made to the lender.

       At December 31, 1998, TCM was in compliance with all covenants. At September 30, 1999, TCM was not in compliance with certain covenants, and, as a result, has negotiated with the lender to revise the covenants and timing of required payments.

       Scheduled maturities of notes payable and long-term debt are as follows:

               YEARS ENDING DECEMBER 31,               AMOUNT
               ------------------------             ------------
                          1999                      $    68,424
                          2000                          504,539
                          2001                        5,701,122
                          2002                          215,434
                                                    -----------
                         TOTAL                      $ 6,489,519
                                                    ===========

                     RED RIVER ENERGY, LLC AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 1998 IS UNAUDITED)

7.    COMMITMENTS AND CONTINGENCIES:

       LEASE COMMITMENTS - The Company leases office space in Oklahoma and certain vehicles under long-term operating leases. The Company's leases include the cost of real property taxes. Insurance, utilities, and routine maintenance are the Company's responsibility. Future minimum lease payments for all non-cancelable operating leases are as follows:


               YEARS ENDING DECEMBER 31,               AMOUNT
               ------------------------             ------------
                       1999                         $   62,159
                       2000                             32,363
                       2001                                  -
                       2002                                  -
                                                    ----------
                                                    $   94,522
                                                    ==========

       Rent expense was $51,827 and $81,394 for the year ended December 31, 1998 and the nine months ended September 30, 1999, respectively.

8. MEMBERS' EQUITY:

       The Company has 100 unit certificates issued and outstanding at December 31, 1998 and September 30, 1999. In February 1998, unit certificates were issued to six individual members for $15,000 per unit. Each member paid 25% in cash for the purchase of the units and the Company issued unit subscription agreements for the remaining purchase commitment by each member. For financial reporting purposes, the subscription agreements have not been recorded in the financial statements. Two majority members also made additional contributions of unreimbursed organization costs and assets to the Company totaling $812,565. The assets consist of office furniture with a historical cost of $19,000 and equipment with a historical cost of $755,000, $700,000 is idle at December 31, 1998 and September 30, 1999, and is expected to be used in the exploration and production of the coal bed methane gas properties. Profits and losses of the Company will be allocated to the members in proportion to their respective ownership interests. Distributions are limited to available cash as defined in the operating agreement.

       The six members are also considered employees of the Company. The members dedicate a substantial amount of time to the Company and its operations, but have not taken salaries. At December 31, 1998 and September 30, 1999, the Company recorded salaries for the members of $217,800 and $207,900, respectively. The members contributed these amounts to the Company as additional contributions.

       The members have also taken cash withdrawals of $170,454 and $219,000 at December 31, 1998 and September 30, 1999.

                     RED RIVER ENERGY, LLC AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 1998 IS UNAUDITED)

       The Company has assigned overriding royalty interests to certain members of the LLC to reward such members with incentive compensation based on the results of the Company's oil and gas drilling activities. The interests assigned were determined at the discretion of management prior to the commencement of certain drilling programs by the Company. At September 30, 1999, the Company had paid $2,031 to the members as overriding royalty interests and an additional $748 is accrued as other accrued liabilities.

       TCM has 1,000 member units outstanding at December 31, 1998 with 800 units owned by the Company and 200 units owned individually by a member of the Company as a minority interest. Upon formation of TCM, the Company committed to contribute cash and assets to be used on establishing and developing TCM. For the additional cash and assets contributed, the Company received no additional ownership units. Under the operating agreement, the Company is to receive all income and losses of TCM until such time as the total amount of income allocated to the Company equals the amount of cash, service, and equipment contributions made to TCM. Thereafter, profits and losses of TCM will be allocated to the two owners in proportion to their respective ownership interests. Distributions are limited to available cash as defined in the operating agreement.

9.    SUBSEQUENT EVENTS (UNAUDITED):

       Subsequent to September 30, 1999, the members of the Company exchanged their units of ownership interest for stock in Red River Energy, Inc. an Oklahoma corporation which has elected to be taxed as an S corporation. As a result of this transaction, Red River Energy, Inc. is now the parent of the Company and the former members of the Company now own all of the issued and outstanding stock of Red River Energy, Inc.

       On November 19, 1999, Red River Energy, Inc., the current parent of the Company, entered into a binding Agreement and Plan of Merger with Beta Oil & Gas Inc., (Beta). The merger consideration consists of Beta common stock. Under the agreement, Beta has also agreed to guarantee certain of the Company's bank indebtedness. Upon closing of the agreement, the members of the Company will convert all issued and outstanding unit certificates into 2.25 million shares of Beta common stock. Completion of the agreement is contingent upon approval by Beta shareholders.

10. UNAUDITED SUPPLEMENTARY OIL AND GAS RESERVE INFORMATION:

      The following supplementary information is presented in compliance with United States Securities and Exchange Commission ("SEC") regulations and is not covered by the report of the Company's independent auditors.

                     RED RIVER ENERGY, LLC AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 1998 IS UNAUDITED)

      The information required to be disclosed for the year ended 1998 in accordance with FASB Statement No. 69, "Disclosures About Oil and Gas Producing Activities," is discussed below and is further detailed in the following tables.

      Proved oil and gas reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed oil and gas reserves are those reserves expected to be recovered through existing wells with existing equipment and operating methods. The reserve data is based on studies prepared by the Company's independent consulting petroleum engineers. Reserve estimates require substantial judgement on the part of petroleum engineers resulting in imprecise determinations, particularly with respect to new discoveries, Accordingly, it is expected that the estimates of reserves will change as future production and development information become available. All proved oil and gas reserves are located in the United States. At December 31, 1998, all of the Company's proved oil and gas reserve quantities are located in Central Oklahoma. The following table presents estimates of the Company's net proved oil and gas reserves, and changes therein for the year ended December 31, 1998.

       CHANGES IN QUANTITIES OF PROVED PETROLEUM AND NATURAL GAS RESERVES (UNAUDITED)


                                                                      YEAR ENDED DECEMBER 31, 1998
                                                                      OIL                      GAS
                                                                     (BBLS)                   (MCF)
                                                              ----------------     --------------------
             Proved reserves, beginning of year                         -                         -

                    Purchase of minerals in place                      451,000               15,963,000
                    Sale of minerals in place                          (17,000)                (421,000)
                                                              ----------------         ----------------

             Proved reserves, end of year                              434,000               15,542,000
                                                              ================         ================

       STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS (UNAUDITED) - Statement of Financial Accounting Standards No. 69 prescribes guidelines for computing a standardized measure of future cash flows and changes therein relating to estimated proved reserves. The Company has followed these guidelines which are briefly discussed below.

       Future cash inflows and future production and development costs are determined by applying year-end prices and costs to the estimated quantities of oil and gas to be produced. Estimates of future income taxes are computed using current statutory income tax rates including consideration for estimated future statutory depletion and tax credits. The resulting net cash flows are reduced to present value amounts by applying a 10% discount factor.

       The assumptions used to compute the standardized measure are those prescribed by the Financial Accounting Standards Board and, as such, do not necessarily reflect the Company's expectations for actual revenues to be derived from those reserves nor their present worth. The limitations inherent in the reserve quantity estimation process, as discussed previously, are equally applicable to the standardized measure computations since these estimates are the basis for the valuation process.

                     RED RIVER ENERGY, LLC AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 1998 IS UNAUDITED)

       The following summary sets forth the Company's future net cash flows relating to proved oil and gas reserves as of December 31, 1998 based on standardized measure prescribed in Statement of Financial Accounting Standard No. 69.


                                                                      YEAR ENDED
                                                                    DECEMBER 31,1998
                                                                   -----------------
             Future cash inflows                                   $   42,075,000
             Future costs-
               Production                                             (15,648,000)
               Development                                              -
                                                                   --------------
             Future net cash inflows before income tax                 26,427,000
             Future income tax                                         (1,140,000)
                                                                   --------------
             Future net cash flows                                     25,287,000
             10% discount factor                                      (15,181,000)
                                                                   --------------
             Future net cash flows                                 $   10,106,000
                                                                   ==============

       CHANGES IN THE STANDARDIZED MEASURE (UNAUDITED) - The following are the principal sources of changes in the standardized measure of discounted future net cash flows for the year ended December 31, 1998:


                                                             YEAR ENDED
                                                           DECEMBER 31,1998
                                                          -----------------

             Standardized measure, beginning of year                     -

             Purchase of minerals in place                 $    11,795,000

             Sale of oil and gas produced,
                net of production costs                           (549,000)
             Changes in income taxes, net                       (1,140,000)
                                                           ---------------

             Standardized measure, end of year             $    10,106,000
                                                           ===============

                 RED RIVER MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF CONDITIONS

       The following discussion should be read in conjunction with Red River's consolidated financial statements and related notes to the financial statements appearing elsewhere in this proxy statement. The following discussion is to inform you about the financial position, liquidity and capital resources of Red River as of December 31, 1998 and September 30, 1999 as well as for the results of operations for the nine months ended September 30, 1998, the year ended December 31, 1998, and the nine months ended September 30, 1999.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

       Red River's working capital was a deficit of ($92,758) at December 31, 1998 and ($1,210,979) at September 30, 1999. Red River's working capital decreased due to advances to its subsidiary, TCM, LLC. These advances to TCM were used primarily to provide working capital for drilling and completing coal bed methane wells on coal bed leases owned by TCM, and associated operating and general and administrative costs of TCM. Included in Red River's consolidated current liabilities of September 30, 1999 is the current portion of long- term debt, owed by its subsidiary, TCM, to its lender under a revolving line of credit. This debt, which was used to fund TCM's drilling of coal bed wells, is recourse only to the assets of TCM, L.L.C., the 80% owned subsidiary of Red River which conducts its coal bed methane exploration and development operations consisting primarily of coalbed leases, and is not recourse to any of the other assets of Red River other than its 80% ownership of TCM. Additionally, Red River had unutilized available borrowing capacity under its revolving line of credit at December 31, 1998 of $2,287,000, and at September 30, 1999 of $800,134.
Subsequent to September 30, 1998, Red River increased its unutilized available borrowing capacity to $1,705,134 as of December 31, 1999.

HISTORICAL CASH USED IN AND PROVIDED BY OPERATING, INVESTING AND FINANCING ACTIVITIES

       Red River financed its business activities through a combination of contributions of equity by its members, bank debt, and cash flow from operations. Red River received cash contributions from members of $380,000 during the year ended December 31, 1998. In addition, Red River borrowed $6,274,734 of long and short term debt during the year ended December 31, 1998 and $3,510,066 in 1999 through September 30, 1999. Red River generated net revenues of $865,356 in the year ended December 31, 1998 and $2,009,500 for the nine months ended September 30, 1999.

       The net proceeds of equity contributions, borrowings and net revenues have been primarily invested in oil and gas properties, drilling activities and gas gathering systems totaling $7,238,432 in 1998 and $3,644,383 during the first nine months of 1999.

       The general and administrative expense of $685,573 in 1998 and $506,302 for the first nine months of 1999 include non-cash expenses of $217,800 in 1998 and $207,900 for the first nine months of 1999 representing salary contributed to Red River in lieu of cash compensation.

LONG TERM LIQUIDITY AND CAPITAL RESOURCES

       The timing of most of Red River's capital expenditures is discretionary. Red River has no material long-term commitments associated with its capital expenditure plans or operating agreements. Consequently, Red River has a significant degree of flexibility to adjust the level of such expenditures as circumstances warrant. The level of capital expenditures will vary in future periods depending on the success it experiences on planned development drilling activities, oil and gas price conditions and other related economic factors.

       Red River expects significant opportunities to invest significant capital in development drilling, recompletions of existing wells, investments in coal bed methane drilling and oil and gas property acquisitions. Red River expects to finance these opportunities through internally generated cash flow, bank borrowings, equity contributions and funds generated from partners participating in these projects.

PLAN OF OPERATION FOR 2000

       Red River will rely on the same strategy for the next 12 months that has employed in 1998 and 1999. Red River was able to fund its operations and acquisitions out of member contributions, debt and internally generated cash flow. The opportunities for growth and increased cash flow will come primarily from four areas of focus:

       1. Further enhancement of the West Edmond Hundton Lime Unit ("WEHLU") properties. Red River currently owns and operates 30,000 acres of leasehold which it purchased as a producing property in September of 1998. These properties currently account for approximately 85% of Red River's total daily oil and gas production.

       A newly designed recompletion technique has resulted in a significant Hunton formation recompletion program in the State of Oklahoma. This program has resulted in significantly higher production rates on old Huanton formation wells and the drilling of successful new wells once thought to be wet and incapable of economic production. Red River believes its 30,000 acres of leasehold held by production is a major candidate for this procedure. A pilot program in this area to test the validity of this new concept would cost approximately $5 million. Red River plans to finance this pilot project out of its own cash flow or with a third party who will participate on a promoted basis. The pilot program would involve approximately 900 acres initially. If successful, the pilot would be expanded to include at least 20,000 of the total 30,000 available acres held by Red River. If the project is expanded beyond the initial 900 acre pilot project, Red River intends to use bank financing to pay for its share of the costs. Currently, Red River owns approximately 97% of the working interest rights within the WEHLU leasehold.

       2. Further enchancement and developmental drilling within the McIntosh prospect is planned, as well as expansion of the existing gas gathering system. Three new developmental wells are planned for the first half of 2000.

       3. The coal bed methane drilling program of Red River's 80% owned subsidiary, TCM, LLC, has been underway since February of 1998, financed from internal cash flow and a loan from a major gas and electric utility company which is nonrecourse to any of the assets of Red River other than its interest in TCM. This project has involved the drilling of 47 wells to date, including a saltwater disposal well, and also included the installation of a gas and a saltwater gathering system. The wells are currently in a state of de-watering and the economic results of the project are considered unevaluated at December 31, 1999.

       4. It is the intent of Red River to pursue oil and gas producing property acquisitions in the $20 million to $50 million dollar range during 2000.

RESULTS OF OPERATIONS

       Red River is a limited liability company which elected to be taxed as a partnership for federal income tax purposes. As a consequence, the taxable income of Red River is taxed to its members in proportion to their individual ownership interests, and the payment of federal income taxes on such proportionate share of Red River's taxable income is the personal obligation of each member. Red River Energy, Inc., which acquired all of the membership interests of the Red River management, is an S Corporation for federal income tax purposes. Like a limited liability company, an S corporation is not a taxpayer as its income is included in the taxable income of its shareholders. As a consequence of the merger, Red River's status as an S Corporation will automatically terminate. The taxable year of Red River will end on the day of the merger and a tax return will be due for the short taxable year ending then. Thereafter Red River will be treated as a C Corporation for income tax purposes and its income will be reported on a consolidated tax return filed by Beta, its parent corporation.

NINE MONTHS ENDED SEPTEMBER 30, 1999 COMPARED TO NINE MONTHS  SEPTEMBER 30, 1998

       Oil and gas sales increased from $324,465 for the nine months ended September 30, 1998 to $2,009,500 for the nine months ended September 30, 1999, an increase of 519%, primarily due to acquisition of the West Edmond Hunton Lime Unit ("WEHLU") producing oil and gas properties in September of 1998. Additionally, the McIntosh producing oil and gas properties and gathering system were purchased in July of 1999, resulting in three months of revenues from these properties in 1999 compared to no revenues in 1998. Also contributing to the increase were the higher oil and gas prices in 1999. The production for the respective periods and the average prices obtained for that period are as follows:

                   Quantities for                               Quantities for
   Production       9 mos. Ended       Average Price for 9     9 mos. Ended       Average Price for 9
                      9/30/98          mos. Ended 9/30/98        9/30/99          mos. Ended 9/30/99
                      -------          ------------------        -------          -------------------
Oil                 5,174 Bbls               $13.91            23,570 Bbls              $15.66
Gas                 134,870 Mcf               $2.04            832,176 Mcf               $1.72

       The price received by Red River for its gas sales in 1999 were negatively affected by its hedging arrangements. Without those arrangements, Red River would have realized average natural gas prices of $1.75 per mcf.

       Operating expenses for the nine months ended September 30, 1999 were $974,619, or $1.00 per mcf equivalent compared to $128,921, or $.78 per mcf equivalent for the comparable period in 1998, an increase of 656%, and depreciation and depletion expense increased to $309,734 in 1999 compared to $69,814 for the same period of 1998, principally because of the producing property acquisitions in September 1998 and March 1999. Interest expense was significantly higher for the nine months ended September 30, 1999, $366,871, compared to $62,076 for the same period in 1998, an increase of 491%, because bank borrowings totaling approximately $5,383,000 in September 1998 and $2,100,000 in March 1999 were incurred to finance the acquisition of the WEHLU and McIntosh properties. General and administrative expenses increased only 12%, from $452,345 for the nine months ended September 30, 1998 to $506,302 for the same period in 1999, due primarily to addition of three employees.

THE YEAR ENDED DECEMBER 31, 1998 RESULTS OF OPERATIONS

       Oil and gas sales were $865,356 for the year ended December 31, 1998 primarily due to the acquisition of the West Edmond Hunton Lime Unit ("WEHLU") producing oil and gas properties in September of 1998. Red River management believes that oil and gas revenues for the years ending 1999 and 2000 will trend significantly higher as compared to 1998. This belief is due primarily to the acquisition of additional producing properties, the enhancement of production rates from existing properties and the drilling of coal bed methane wells which commenced production in early 1999:

1. The McIntosh producing oil and gas properties and gathering system were purchased in July of 1999, resulting in revenues from these properties in 1999 compared to no revenues in 1998.

2. Red River has drilled a total of 47 coal bed methane wells which commenced production in 1999.

3. Red River has performed remedial work on the WEHLU properties which has enhanced their production rates.

       PRICE AND PRODUCTION DATA. Red River's average sales price, oil and natural gas production volumes and average production cost for each Mcf equivalent of production for the year 1998 were as follows:

                                               YEAR
                                              ENDED
                                             DECEMBER
                                             31, 1998
                                             --------
Oil production (Bbl).....................     13,470
Gas production (Mcf).....................    336,537
Average sales price:
    Oil (per Bbl)........................     $12.94
    Gas (per Mcf)........................     $ 2.24
Average production cost per
   Mcfe..................................     $ 0.76

       Operating expenses for the year ended December 31, 1998 were $316,533, or $0.76 per mcf. Red River management currently expects that the per mcf equivalent operating cost will be higher in the 1999 year due to the addition of some higher cost properties.

       Depreciation and depletion expense was $182,747 in 1998. Management expects to incur significantly higher depreciation and depletion expense in future periods due to drilling activity and producing property acquisitions in September 1998 and March 1999.

       Interest expense was $166,000 in 1998. Management expects interest expense to be significantly higher in 1999 due to higher average debt levels incurred to drill wells and purchase producing properties.

       General and administrative expenses were $685,573 in 1998. Management expects general and administrative expenses to be higher in 1999 due to the addition of three employees and higher levels of operational activity.

YEAR 2000 "Y2K" PROBLEM

       Red River has addressed possible remedial efforts in connection with computer software that could be affected by the Year 2000 "Y2K" problem. The Y2K problem is the result of computer programs being written using two digits rather than four to define the applicable year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a major system failure or miscalculations. The Y2K problem can affect any modern technology used by a business in the course of its day. Any machine that uses embedded computer technology is susceptible to this problem, including for example, telephone systems, postage meters and scales, and of course, computers. The impact on a company is determined to a large extent by the company's dependence on these technologies to perform their day to day operations.

     Internally, Red River has reviewed all such equipment and has determined that all of its systems are Y2K compliant. This includes telephone systems, postage equipment and some of our software. Red River believes that all of its internal systems and software were brought into compliance prior to December 31, 1999. If an error was made and all systems are not compliant, then any such events would not have a serious impact on its day to day operations, nor would any valuable information be lost. The costs of bringing Red River company technology up to Y2K compliance is expected to be less than $5,000. This is because the majority of the "patches" or programs designed to make software Y2K compliant can be obtained over the internet from manufacturers for little or no cost and Red River did not rely heavily on outside consultants to upgrade its systems as most of the work was performed in-house.

     Externally, the Year 2000 problem may impact other entities with which Red River transacts business, and Red River cannot predict the effect of the Year 2000 problem on such entities or Red River. With regard to those companies that Red River does business with on a daily basis, Red River cannot guarantee that they have been vigilant about their Y2K plan of action. Red River also assessed the possibility of personal injury, loss of life, property damage and accidental pollution resulting from equipment malfunctions. Although Red River believes these to be a remote possibility, it has undertaken investigations to determine possible problem areas.

       In the event that Red River does experience Y2K problems, it could result in a suspension of Red River's revenues. A suspension of revenues could result in material losses from operations and a reduction in Red River's working capital. Red River management is unable at this time to quantify the impact that the Y2K problem could have on Red River's results of operations and financial condition. Red River has experienced no internal Y2K problems to date. In addition, Red River has experienced no external problems in connection with companies that it does business with.

                                     ANNEX C

                              BETA OIL & GAS, INC.

                        CONSOLIDATED FINANCIAL STATEMENTS

                   (WITH INDEPENDENT AUDITORS' REPORT THEREON)

                          INDEPENDENT AUDITOR'S REPORT

The Shareholders and Board of Directors
Beta Oil & Gas, Inc.
Newport Beach, California

       We have audited the accompanying consolidated balance sheets of Beta Oil & Gas, Inc. and subsidiary as of December 31, 1997 and 1998, and the related statements of operations, shareholders' equity, and cash flows for the period from inception (June 6, 1997) to December 31, 1997, and the year ended December 31, 1998. These consolidated financial statements are the responsibility of Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Beta Oil & Gas, Inc. and subsidiary as of December 31, 1997 and 1998, and the results of their operations and their cash flows for the period from inception (June 6, 1997) to December 31, 1997 and for the year ended December 31, 1998 in conformity with generally accepted accounting principles.

/s/ HEIN + ASSOCIATES LLP

HEIN + ASSOCIATES LLP
Certified Public Accountants

Orange, California
February 9, 1999

                              BETA OIL & GAS, INC.

                           CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                                 DECEMBER 31,      DECEMBER 31,         SEPTEMBER 30
                                                                     1997              1998                1999
                                                               ---------------    ---------------     ---------------
                                                                                                         (UNAUDITED)
CURRENT ASSETS:
         Cash and cash equivalents                             $     3,985,599    $       198,043     $       453,637
         Accounts receivable -
             Oil and gas sales                                            --                 --               221,171
             Other                                                        --                9,678               9,678
         Prepaid expenses                                                2,599             14,951              82,929
                                                               ---------------    ---------------     ---------------
                  Total current assets                               3,988,198            222,672             767,415
                                                               ---------------    ---------------     ---------------
OIL AND GAS PROPERTIES, at cost (full cost method):
         Evaluated properties                                             --            3,387,300           8,405,024
         Unevaluated properties                                      5,900,794         11,466,695          12,264,610
                Less--accumulated depletion and impairments               --           (1,670,691)         (1,825,452)
                                                               ---------------    ---------------     ---------------
                  Net oil and gas properties                         5,900,794         13,183,304          18,844,182
                                                               ---------------    ---------------     ---------------
FURNITURE, FIXTURES AND EQUIPMENT, at cost, less
         Accumulated depreciation of $1,530, $13,413
         and $22,880 at December 31, 1997, December 31,
         1998, and  September 30, 1999 (unaudited),
         respectively                                                   32,065             22,943              15,422

OTHER ASSETS                                                              --              166,028             703,742

DEFERRED OFFERING COSTS                                                   --               23,524                --

                                                               ===============    ===============     ===============
                                                               $     9,921,057    $    13,618,471     $    20,330,761
                                                               ===============    ===============     ===============


                                   (CONTINUED)

                              BETA OIL & GAS, INC.

                           CONSOLIDATED BALANCE SHEETS

                                   (CONTINUED)

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                         DECEMBER 31,         DECEMBER 31,        SEPTEMBER 30
                                                                             1997                 1998                1999
                                                                        ---------------     ---------------     ---------------
                                                                                                                  (UNAUDITED)
CURRENT LIABILITIES:
       Accounts payable, trade                                          $       807,474     $       310,770     $       133,142
       Commissions payable                                                       25,329                --                  --
       Payroll  and payroll taxes payable                                        24,044               7,559              15,501
       Other accrued expenses                                                    14,000                 800              25,132
                                                                        ---------------     ---------------     ---------------
                  Total current liabilities                                     870,847             319,129             173,775
                                                                        ---------------     ---------------     ---------------

            Premiums payable                                                       --                  --                34,563

COMMITMENTS AND CONTINGENCIES (NOTES 1 AND 5)

SHAREHOLDERS' EQUITY:
       Common stock, $.001 par value; 10,000,000 shares
       authorized at December 31, 1997, and 50,000,000 shares
       authorized at December 31, 1998 and September 30, 1999
         (unaudited); 5,565,648, 7,029,492 and 8,985,482 shares
         issued and outstanding at December 31, 1997, December 31,
         1998 and September 30, 1999 (unaudited), respectively                    5,566               7,029               8,985
       Additional paid-in capital                                             9,246,217          15,878,386          26,343,363
       Accumulated deficit                                                     (201,573)         (2,586,073)         (6,229,925)
                                                                        ---------------     ---------------     ---------------
                  Total shareholders' equity                                  9,050,210          13,299,342          20,122,423
                                                                        ---------------     ---------------     ---------------

                                                                        ---------------     ---------------     ---------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $     9,921,057     $    13,618,471     $    20,330,761
                                                                        ===============     ===============     ===============


              The accompanying notes are an integral part of these
                       consolidated financial statements

                              BETA OIL & GAS, INC.

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                 FOR THE PERIOD
                                                      FROM                                  THE NINE
                                                    INCEPTION          THE YEAR              MONTHS             THE NINE
                                                 (JUNE 6, 1997)          ENDED               ENDED            MONTHS ENDED
                                                   TO DECEMBER        DECEMBER 31,         SEPTEMBER            SEPTEMBER
                                                     31, 1997             1998              30, 1998            30, 1999
                                                 ---------------     ---------------     ---------------     ---------------
                                                                                           (UNAUDITED)         (UNAUDITED)
REVENUES
   Oil and gas sales                             $          --       $          --       $          --       $       375,595
                                                 ---------------     ---------------     ---------------     ---------------

COSTS AND EXPENSES:
   Lease operating expense                                  --                  --                  --                24,141
   General and administrative                            245,452             746,769             555,608             883,727
   Impairment expense                                       --             1,670,691           1,618,432               1,227
   Depreciation and depletion expense                      1,530              11,883               8,853             163,002
                                                 ---------------     ---------------     ---------------     ---------------
       Total costs and expenses                          246,982           2,429,343           2,182,893           1,072,097
                                                 ---------------     ---------------     ---------------     ---------------

LOSS FROM OPERATIONS                                    (246,982)         (2,429,343)         (2,182,893)           (696,502)

OTHER INCOME AND (EXPENSE):

   Interest expense                                         --                  --                  --            (2,965,172)


   Interest income                                        45,409              44,843              39,867              17,822
                                                 ===============     ===============     ===============     ===============
NET LOSS                                         $      (201,573)    $    (2,384,500)    $    (2,143,026)    $    (3,643,852)
                                                 ===============     ===============     ===============     ===============

BASIC AND DILUTED LOSS
PER COMMON SHARE                                           ($.05)              ($.37)             ($0.35)             ($0.46)
                                                 ===============     ===============     ===============     ===============

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING                              4,172,662           6,366,923           6,154,036           7,852,341
                                                 ===============     ===============     ===============     ===============

              The accompanying notes are an integral part of these
                       consolidated financial statements

                              BETA OIL & GAS, INC.

                 CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY

                                                          Common Stock
                                                  ---------------------------    Additional                       Total
                                                                                  Paid-in      Accumulated     Shareholders'
                                                     Shares         Amount        Capital        Deficit          Equity
                                                  ------------   ------------   ------------   ------------    ------------
BALANCES, June 6, 1997                                    --     $       --     $       --     $       --      $       --

Issuance of common stock, net of offering costs      5,565,648          5,566      9,216,217           --         9,221,783

Salary contributed to Beta                                --             --           30,000           --            30,000

Net loss                                                  --             --             --         (201,573)       (201,573)

                                                  ------------   ------------   ------------   ------------    ------------
BALANCES, December 31, 1997                          5,565,648          5,566      9,246,217       (201,573)      9,050,210

Issuance of common stock, net of offering costs      1,463,844          1,463      6,572,169           --         6,573,632

Salary contributed to Beta                                --             --           60,000           --            60,000

Net loss                                                  --             --             --       (2,384,500)     (2,384,500)

                                                  ------------   ------------   ------------   ------------    ------------
BALANCES, December 31, 1998                          7,029,492          7,029     15,878,386   (2, 586,073)      13,299,342
                                                  ------------   ------------   ------------   ------------    ------------

              The accompanying notes are an integral part of these
                       consolidated financial statements

                              BETA OIL & GAS, INC.

                 CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY

                                   (CONTINUED)

                                                        Common Stock
                                                ---------------------------    Additional                       Total
                                                                                Paid-in      Accumulated     Shareholders'
                                                   Shares         Amount        Capital        Deficit          Equity
                                                ------------   ------------   ------------   ------------   ------------

BALANCES, December 31, 1998                        7,029,492          7,029     15,878,386     (2,586,073)    13,299,342
 Issuance of shares for bridge note financing
(unaudited)                                          459,000            459      2,753,541           --        2,754,000
 Salary contributed to Beta (unaudited)                 --             --           10,000           --           10,000
Issuance of shares for warrant exercises
(unaudited)                                           31,500             32         74,968           --           75,000
Issuance of shares in initial public offering
(unaudited)                                        1,465,490          1,465      7,626,468           --        7,627,933
Net loss (unaudited)                                    --             --             --       (3,643,852)    (3,643,852)
                                                ------------   ------------   ------------   ------------   ------------
BALANCES, September 30, 1999 (unaudited)           8,985,482   $      8,985   $ 26,343,363   $ (6,229,925)  $ 20,122,423
                                                ============   ============   ============   ============   ============

              The accompanying notes are an integral part of these
                       consolidated financial statements

                              BETA OIL & GAS, INC.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                   FOR THE PERIOD                       THE NINE         THE NINE
                                                   FROM INCEPTION    FOR THE YEAR        MONTHS           MONTHS
                                                   (JUNE 6, 1997)        ENDED           ENDED            ENDED
                                                     TO DECEMBER       DECEMBER        SEPTEMBER        SEPTEMBER
                                                      31, 1997         31, 1998         30, 1998         30, 1999
                                                    ------------     ------------     ------------     ------------
                                                                                       (UNAUDITED)     (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                          $   (201,573)    $ (2,384,500)    $ (2,143,026)    $ (3,643,852)
  Adjustments to reconcile net loss to
   net cash provided by (used in)
   operating activities:
      Depreciation and depletion                           1,530           11,883            8,853          163,002
      Amortization of notes payable
          discount and debt issuance costs                  --               --               --          2,843,100
      Impairment expense                                    --          1,670,691        1,618,432            1,227
      Salary contributed to Beta                          30,000           60,000           45,000           10,000
  Changes in operating assets and
   liabilities:
       Accounts receivable                                  --             (9,678)         (15,464)        (221,171)
       Prepaid expenses                                   (2,599)         (12,352)          (6,226)         (67,978)
       Accounts payable,  trade                          807,474         (496,703)         229,762         (177,629)
       Commissions  payable                               25,329          (25,329)         (15,929)            --
       Accrued payroll                                    24,044          (16,485)          (6,629)           7,942
       Other accrued expenses                             14,000          (13,200)         (14,000)            (800)
            Net cash provided by (used in)
              operating activities
                                                    ------------     ------------     ------------     ------------
                                                         698,205       (1,215,673)        (299,227)      (1,086,159)
                                                    ------------     ------------     ------------     ------------

CASH FLOWS FROM
INVESTING ACTIVITIES:

  Oil and gas property expenditures                   (5,900,794)      (8,928,201)      (8,765,218)      (5,815,638)
  Change in other assets                                    --           (166,028)         (52,315)        (537,714)
  Acquisition of furniture, fixtures & equipment         (33,595)          (2,762)          (2,762)          (1,947)
                                                    ------------     ------------     ------------     ------------

         Net cash used in investing activities        (5,934,389)      (9,096,991)      (8,820,295)      (6,355,299)
                                                    ------------     ------------     ------------     ------------

                                   (CONTINUED)

                              BETA OIL & GAS, INC.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (CONTINUED)

                                                   FOR THE PERIOD                       THE NINE         THE NINE
                                                   FROM INCEPTION    FOR THE YEAR        MONTHS           MONTHS
                                                   (JUNE 6, 1997)        ENDED           ENDED            ENDED
                                                     TO DECEMBER       DECEMBER        SEPTEMBER        SEPTEMBER
                                                      31, 1997         31, 1998         30, 1998         30, 1999
                                                    ------------     ------------     ------------     ------------
                                                                                       (UNAUDITED)     (UNAUDITED)
CASH FLOWS FROM
FINANCING ACTIVITIES:

  Proceeds from sale of shares and  warrants, net      9,221,783        6,548,632        5,225,490        7,746,830
  Proceeds from exercise of warrants                        -                -                -              75,000
  Offering costs of previous private placements             -                -                -             (42,996)
  Proceeds for premiums payable                             -                -                -              65,651
  Repayment of premiums payable                             -                -                -              (5,957)
  Proceeds from bridge notes payable                        -                -                -           2,835,000
  Repayment of bridge notes                                 -                -                -          (3,000,000)
  (Increase) decrease in deferred offering costs            -             (23,524)            -              23,524
                                                    ------------     ------------     ------------     ------------
        Net cash provided by financing activities      9,221,783        6,525,108        5,225,490        7,697,052
                                                    ------------     ------------     ------------     ------------

NET INCREASE (DECREASE) IN

CASH AND CASH EQUIVALENTS:                             3,985,599       (3,787,556)      (3,894,032)         255,594
CASH AND CASH EQUIVALENTS:
       Beginning of period                                  -           3,985,599        3,985,599          198,043
                                                    ============     ============     ============     ============
       End of period                                $  3,985,599     $    198,043     $     91,567     $    453,637
                                                    ============     ============     ============     ============

SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION:

       Cash paid for interest                       $       -        $       -        $       -        $    120,555
                                                    ============     ============     ============     ============
       Cash paid for income taxes                   $       -        $       -        $       -        $      5,410
                                                    ============     ============     ============     ============


SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES:

                                                   FOR THE PERIOD
                                                   FROM INCEPTION    FOR THE YEAR       THE NINE         THE NINE
                                                 (JUNE 6, 1997) TO      ENDED         MONTHS ENDED     MONTHS ENDED
                                                    DECEMBER 31,     DECEMBER 31,     SEPTEMBER 30,    SEPTEMBER 30,
                                                        1997             1998             1998             1999
                                                    ------------     ------------     ------------     ------------
                                                                                       (UNAUDITED)     (UNAUDITED)

Fair market value of common stock issued for:
     Oil and gas properties                         $       -        $     25,000     $     25,000      $      -
     Discount on notes payable                      $       -        $       -        $       -         $ 2,574,000
     Discount on notes payable                      $       -        $       -        $       -         $   180,000


              The accompanying notes are an integral part to these
                       consolidated financial statements

                              BETA OIL & GAS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (Information subsequent to December 31, 1998 is unaudited)

(1)    ORGANIZATION AND OPERATIONS

       THE COMPANY

Beta Oil & Gas, Inc. was incorporated under the laws of the State of Nevada on June 6, 1997 to participate in the oil and gas acquisition, exploration, development and production business in the United States and internationally. Beta's wholly owned subsidiary, BETAustralia, LLC, was formed on February 20, 1998 as a limited liability company under the laws of the State of California for the purposes of participating in the acquisition, evaluation and development of exploration blocks in Australia.

       OPERATIONS

Since its inception, Beta has participated as a non-operating working interest owner in the acquisition of undeveloped leases, seismic options, lease options and foreign concessions and has participated in extensive seismic surveys and the drilling of test wells on its undeveloped properties. Further leasehold acquisitions and seismic operations are planned for 2000 and future periods. In addition, exploratory drilling is scheduled during 2000 and future periods on Beta's undeveloped properties. It is anticipated that these exploration activities together with others that may be entered into will impose financial requirements which will exceed the existing working capital of Beta. Management plans to raise additional equity and/or debt capital to finance its continued participation in planned activities. In the opinion of Beta management, current cash flow projections indicate that Beta can continue as a going concern even if additional financing is unavailable. However, if additional financing is not available, Beta will be compelled to reduce the scope of its business activities. If Beta is unable to fund planned expenditures, it may be necessary to:

1.     Forfeit its interest in wells that are proposed to be drilled;

2.     Farm-out its interest in proposed wells;

3. Sell a portion of its interest in prospects and use the sale proceeds to fund its participation for a lesser interest; and

4.     Reduce general and administrative expenses.

(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of Beta and its wholly-owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

       Use of Estimates

Beta's financial statements are based upon a number of significant estimates, including the impairment of oil and gas properties and the estimated useful lives selected for furniture, fixtures and equipment. Due to the uncertainties inherent in the estimation process, it is at least reasonably possible that these estimates will be further revised in the near term and such revisions could be material.

                              BETA OIL & GAS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (Information subsequent to December 31, 1998 is unaudited)

       OIL AND GAS PROPERTIES

Beta follows the full cost method of accounting for oil and gas producing activities and, accordingly, capitalizes all costs incurred in the acquisition, exploration, and development of proved oil and gas properties, including the costs of abandoned properties, dry holes, geophysical costs, and annual lease rentals. All general corporate costs are expensed as incurred. In general, sales or other dispositions of oil and gas properties are accounted for as adjustments to capitalized costs, with no gain or loss recorded. Amortization of evaluated oil and gas properties is computed on the units of production method based on all proved reserves on a country by country basis. Unevaluated oil and gas properties are assessed for impairment either individually or on an aggregate basis. The net capitalized costs of evaluated oil and gas properties (full cost ceiling limitation) are not to exceed their related estimated future net revenues discounted at 10%, and the lower of cost or estimated fair value of unproved properties, net of tax considerations.

       JOINT VENTURES

All exploration and production activities are conducted jointly with others and, accordingly, the accounts reflect only Beta's proportionate interest in such activities. Beta is a non-operator in all of its oil and gas producing activities to date.

       REVENUE RECOGNITION

Revenue will be recognized upon delivery of oil and gas production.

       FURNITURE, FIXTURES AND EQUIPMENT

Furniture, fixtures and equipment is stated at cost. Depreciation is provided on furniture, fixtures and equipment using the straight-line method over an estimated service life of three years.

       INCOME TAXES

Beta accounts for income taxes using the asset and liability method wherein deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to be recovered or settled.

       CONCENTRATIONS OF CREDIT RISK

Credit risk represents the accounting loss that would be recognized at the reporting date if counterparties failed completely to perform as contracted. Concentrations of credit risk (whether on or off balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions described below. In accordance with FASB Statement

                              BETA OIL & GAS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (Information subsequent to December 31, 1998 is unaudited)

No. 105, DISCLOSURE OF INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK, the credit risk amounts shown in cash and accounts receivable do not take into account the value of any collateral or security. As of December 31, 1997 and 1998, Beta maintained cash in a bank that was approximately $3,886,000 and $98,000, respectively, in excess of the federally insured limit. As of September 30, 1999, Beta maintained a cash balance that was $469,331 in excess of the limit.

       FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values for financial instruments under FAS No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, are determined at discrete points in time based on relevant market information. These estimates involve uncertainties and cannot be determined with precision. The estimated fair values of Beta's financial instruments, which includes all cash, accounts receivable and accounts payable, approximates the carrying value in the financial statements at December 31, 1997 and 1998 and September 30, 1999.

       STOCK BASED COMPENSATION

Beta has elected to follow Accounting Principles Board Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES (APB25) and related interpretations in accounting for its employee stock options. In accordance with FASB Statement No. 123 ACCOUNTING FOR STOCK-BASED COMPENSATION (FASB123), Beta will disclose the impact of adopting the fair value accounting of employee stock options. Transactions in equity instruments with non-employees for goods or services have been accounted for using the fair value method as prescribed by FASB123.

       LOSS PER COMMON SHARE

Basic earnings per share excludes dilution and is calculated by dividing net loss by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity. Potential common shares for all periods presented were anti-dilutive and excluded in the earnings per share computation.

       CASH EQUIVALENTS

For purposes of the Statements of Cash Flows, cash and cash equivalents include cash on hand, amounts held in banks and highly liquid investments purchased with an original maturity of three months or less.

       COMPREHENSIVE INCOME

Beta adopted SFAS 130, "Reporting Comprehensive Income," effective January 1, 1998. However, Beta has no items of other comprehensive income in any period presented and, as a result, is not required to report comprehensive income.

                              BETA OIL & GAS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (Information subsequent to December 31, 1998 is unaudited)

       IMPACT OF RECENTLY ISSUED STANDARDS

Beta intends to adopt SFAS 133, "Accounting for Derivative Instruments and Hedging Activities," issued in June 1998 effective with its fiscal year beginning January 1, 2000 as required by the Statement. Due to Beta's current and anticipated limited use of derivative instruments, management anticipates that adoption of SFAS 133 will not have any significant impact on Beta's financial position or results of operations. SFAS 132, "Employees' Disclosures about Pensions and other Postretirement Benefits," and SFAS 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise" were issued in 1998 and are not expected to impact Beta regarding future financial statement disclosures, results of operations and financial position.

       DEFERRED OFFERING COSTS

Deferred offering costs of $23,524 as of December 31, 1998 relate to Beta's initial public offering which was completed in July. The costs were charged against the proceeds of the offering upon completion.

       SEGMENT INFORMATION

Beta has adopted SFAS 131, "Disclosure about Segments of an Enterprise and Related Information." As defined in that Standard, Beta operates in only one segment, oil and gas exploration.

       INTERIM FINANCIAL INFORMATION

The September 30, 1998 and 1999 financial statements have been prepared by Beta without audit. In the opinion of management, the accompanying unaudited financial statements contain all adjustments(consisting of only normal recurring accruals) necessary for a fair presentation of Beta's financial position as of September 30, 1999 and the results of operations and cash flows for the nine months ended September 30, 1998 and 1999. The results of operations for the nine month periods ended September 30, 1998 and 1999 are not necessarily indicative of those that will be obtained for the entire fiscal year.

(3)    SUMMARY OF OIL AND GAS OPERATIONS

Capitalized costs at December 31, 1997; December 31, 1998, and September 30, 1999 relating to Beta's oil and gas activities are summarized as follows:

                                       DECEMBER 31, 1997                DECEMBER 31, 1998                SEPTEMBER 30, 1999
                                       -----------------                -----------------                ------------------
                                  UNITED STATES      FOREIGN      UNITED STATES       FOREIGN       UNITED STATES       FOREIGN
                                  -------------   -------------   -------------    -------------    -------------    -------------
Capitalized costs-
  Evaluated properties            $        --     $        --     $   1,763,082    $   1,624,218    $   6,743,079    $   1,661,945
  Unevaluated properties              5,870,794          30,000      11,426,732           39,963       12,154,084          110,526
  Less- Accumulated depreciation,
    depletion, amortization
       and impairment                      --              --           (46,473)      (1,624,218)        (163,507)      (1,661,945)
                                  =============   =============   =============    =============    =============    =============
                                  $   5,870,794   $      30,000   $  13,143,341    $      39,963    $  18,733,656    $     110,526
                                  =============   =============   =============    =============    =============    =============

                              BETA OIL & GAS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (Information subsequent to December 31, 1998 is unaudited)

Costs incurred in oil and gas producing activities are as follows:

                                    INCEPTION (JUNE 6, 1997)               YEAR ENDED                      NINE MONTHS ENDED
                                    THROUGH DECEMBER 31, 1997           DECEMBER 31, 1998           SEPTEMBER 30, 1999 (UNAUDITED)
                                 ------------------------------   ------------------------------    ------------------------------
                                  UNITED STATES      FOREIGN      UNITED STATES       FOREIGN       UNITED STATES       FOREIGN
                                  -------------   -------------   -------------    -------------    -------------    -------------

Property acquisition              $   3,835,540   $        -      $   2,808,123    $     323,463    $   1,315,743    $     110,526
                                  =============   =============   =============    =============    =============    =============

Exploration                       $   2,035,254   $      30,000   $   4,510,897    $   1,310,718    $   4,474,525    $        -
                                  =============   =============   =============    =============    =============    =============

Development                       $        -      $        -      $        -       $        -       $        -       $        -
                                  =============   =============   =============    =============    =============    =============

UNEVALUATED OIL AND GAS PROPERTIES - UNITED STATES

As Beta's properties are evaluated through exploration, they will be included in the amortization base. Costs of unevaluated properties in the United States at December 31, 1997 and 1998, and September 30, 1999 represent property acquisition and exploration costs in connection with Beta's Louisiana, Texas and California prospects. The prospects and their related costs in unevaluated properties have been assessed individually and no impairment charges were considered necessary for the United States properties for any of the periods presented. The current status of these prospects is that seismic has been acquired, processed and is currently being interpreted on the subject lands within the prospects. Drilling commenced on the prospects in the first quarter of 1999 and will continue in future periods. As the prospects are evaluated through drilling in future periods, the property acquisition and exploration costs associated with the wells drilled will be transferred to evaluated properties where they will be subject to amortization.

UNEVALUATED OIL AND GAS PROPERTIES - FOREIGN

Unevaluated costs incurred outside the United States represent costs in connection with the evaluation and proposed acquisition of one or more exploration blocks in Brazil. In addition, during the Nine months ended September 30, 1999, Beta incurred acquisition costs of approximately $111,000 in Australia.

At December 31, 1997 and 1998, and September 30, 1999, capitalized unevaluated properties consist of the following:

                                          DECEMBER 31, 1997        DECEMBER 31, 1998        SEPTEMBER 30, 1999
                                          -----------------        -----------------        ------------------
Unproved property acquisition cost        $       3,835,540        $       6,476,043        $        8,405,950
Exploration costs                                 2,065,254                4,990,652                 3,858,660
                                          -----------------        -----------------        ------------------
                                          $       5,900,794        $      11,466,695        $       12,264,610
                                          =================        =================        ==================

Management expects that planned activities for the year 2000 will enable the evaluation for approximately 30% of the costs as of September 30, 1999. Evaluation of 40% of the remaining costs is expected to occur in 2001 with the remaining 30% in 2002.

                              BETA OIL & GAS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (Information subsequent to December 31, 1998 is unaudited)

EVALUATED PROPERTIES - UNITED STATES

During the year ended December 31, 1998 Beta participated in the drilling of 6 wells within the United States. The property acquisition and exploration costs associated with the wells totaling $1,763,082 were transferred to evaluated properties and were evaluated for impairment. It was determined that the capitalized costs associated with the drilling of these properties exceed their net realizable value by $46,473. Accordingly, an impairment write-down of $46,473 was recorded for the year ended December 31, 1998. Since all of the proved reserves associated with the wells were non-producing or behind pipe and no production had occurred as of December 31, 1998, no depletion expense was recorded during the year ended December 31, 1998.

During the Nine months ended September 30, 1999, Beta participated in the drilling of 13 wells within the United States. The property acquisition and exploration costs associated with the wells were transferred to evaluated properties. It was determined that the total costs in evaluated properties of $6,743,079 as of September 30, 1999 did not exceed their net realizable value. Accordingly, no impairment charge was considered necessary for the Nine months ended September 30, 1999. Production commenced during the nine month period and depletion expense of $153,533 was recorded.

EVALUATED PROPERTIES - FOREIGN

During 1998, Beta, through its wholly owned subsidiary, BETAustralia, LLC secured an option to participate for a 5% working interest in two petroleum licenses covering 2,798,000 acres (approximately 4,372 square miles). Per the terms of the option agreement, Beta exercised its option to earn a 5% working interest by participating in the drilling of two offshore test wells in the license areas. The wells were completed as dry holes. The property acquisition and exploration costs associated therewith totaling $1,624,218 were transferred to evaluated properties and charged to impairment expense during the year ended December 31, 1998. The exploration licenses expired in December 1998.

(4)      PRIVATE PLACEMENTS

During the periods from inception (June 6, 1997) through December 31, 1997 and the year ended December 31, 1998, Beta issued 5,565,648 and 1,458,844 shares, respectively, of its common stock and 1,528,222 and 968,191 common stock purchase warrants, respectively.

Initial start-up funding was raised through the sale, effective June 23, 1997, of 2,910,000 shares ("founder shares") of Beta's common stock to its founders and other principals for $0.05 per share. An additional 640,000 common stock purchase warrants were issued with each warrant entitling the holder thereof to purchase one share of Beta's common stock at prices ranging from $2.00 to $5.00 per share.

Effective September 5, 1997, Beta issued 663,912 equity units at $15 per unit through a private placement. Each unit entitled the purchaser to four shares of common stock and one callable warrant exercisable to purchase one share of common stock at $5.00 for a term of five years. The offering generated net proceeds, after offering costs, of $9,076,283. Beta issued 224,310 additional common stock purchase warrants with an exercise price of $4.50 per share to brokers in connection with the offering.

                              BETA OIL & GAS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (Information subsequent to December 31, 1998 is unaudited)

The following table summarizes the private placement transactions for the period from inception (June 6, 1997) through December 31, 1997: Exercise

                                           Common Shares                 Warrants Issued           Exercise
                                     ---------------------------   ---------------------------       Price
                                        Shares        $ Amount       #Warrants     Expiration      Per Share
                                     ------------   ------------   ------------   ------------   ------------
1)  Tranch 1                            2,910,000   $    145,500        640,000    6/23/02 to      $2.00 to
                                                                                    10/1/02          $5.00

2)  Tranch 2                            2,655,648      9,958,770        663,912     9/5/02           $5.00

3)  Warrants issued                          -              -           224,310    12/30/02         $ 4.50

4)  Direct offering expenses
    - Tranch 2                               -          (882,487)          -

        Totals                          5,565,648   $  9,221,783      1,528,222
                                     ============   ============   ============

--------------------------------------------------------------------------------

During the year ended December 31, 1998, Beta completed a private placement offering of equity units at a subscription price of $20 per unit. Each unit consisted of four shares of Beta's common stock and one callable warrant to purchase one share of its common stock at a price of $7.50 per share for a period of five years from the date of issuance. During the year ended December 31, 1998 Beta issued 1,458,844 common shares and 364,708 common stock purchase warrants exercisable at $7.50 per share pursuant to this offering. The offering generated net proceeds, after offering costs, of $6,548,632. In addition, Beta issued 482,100 common stock purchase warrants exercisable at prices ranging from $5.00 to $7.50 per share for services rendered.

The following table summarizes the private placement transactions for the year ended December 31, 1998:

                                           Common Shares                 Warrants Issued            Exercise
                                     ---------------------------   ---------------------------       Price
                                        Shares        $ Amount       #Warrants     Expiration      Per Share
                                     ------------   ------------   ------------   ------------   ------------
1)  Tranch 3                            1,458,844   $  7,294,160        364,708      3/12/03     $   7.50



2)  Warrants issued as
    commission in Tranch 3                   -              -           121,383      3/12/03     $   7.00

3)  Direct offering expenses -
    Tranch 3                                 -          (745,528)          -

4)  Warrants issued                          -              -           482,100     2/4/03 to    $  5.00 to
                                                                                     3/21/03         7.50
                                     ------------   ------------   ------------   ------------   ------------
                          Totals        1,458,844   $  6,548,632        968,191
                                     ============   ============   ============

--------------------------------------------------------------------------------
In addition, during the year ended December 31, 1998 and the period cumulative from inception (June 6, 1997) to December 31, 1998, Beta issued 5,000 shares of common stock and 1,250 common stock purchase warrants for properties costing $25,000.

                              BETA OIL & GAS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (Information subsequent to December 31, 1998 is unaudited)

(5)    BRIDGE NOTES - NOTES PAYABLE

During the nine months ended September 30, 1999 Beta completed the private placement of a $3,000,000 bridge promissory note financing to three institutional investors (the "1999 bridge financing"). In connection with the 1999 bridge financing, Beta granted the investors a security interest in all of Beta's assets. In addition, a total of 459,000 shares of Beta common stock were issued in connection with the 1999 bridge financing. The $3,000,000 in bridge notes was repaid in full with accrued interest on July 7, 1999 from the proceeds of Beta's initial public offering.

Beta received net cash proceeds of $2,835,000 from the bridge notes. The estimated fair market value of 429,000 shares of common stock issued in connection with the bridge note of $2,574,000 was treated as a discount and was amortized over the term of the promissory notes using the interest method. The estimated fair market value of 30,000 additional shares of common stock issued per the terms of the bridge note of $180,000 was immediately expensed as interest during the nine month period ended September 30, 1999. Accordingly, Beta incurred additional interest expense of $2,754,000 because of the common stock issued in connection with the bridge notes. The debt issuance costs of the 1999 bridge financing of $89,100 were amortized as additional interest expense during the nine months ended September 30, 1999.

During the nine months ended September 30, 1999, Beta incurred interest expense of $2,965,172, substantially all of which related to the bridge notes. Interest expense related to the bridge notes for the 1999 period consists of the following:

Cash interest expense                                                            $      120,555
Amortization of note discount and fair market value of 30,000 shares                  2,754,000
Amortization of deferred loan costs                                                      89,100
                                                                                 --------------
     Bridge note interest expense for the nine months ended September 30, 1999   $    2,963,655
                                                                                 ==============

(6)    COMMON STOCK WARRANTS

During the period from inception (June 6, 1997) through December 31, 1997, Beta issued 1,528,222 callable and non-callable common stock purchase warrants entitling the holders to purchase 1,528,222 shares of Beta's common stock at prices ranging from $2.00 to $5.00 per share.

The following table summarizes the number of shares reserved for the exercise of stock warrants as of December 31, 1997:

                    SHARES            EXERCISE PRICE          EXPIRATION DATE       CALLABLE/NON-CALLABLE
                    230,000                    $2.00            June 23, 2002                Non-Callable
                    133,333                    $5.00        September 5, 2002                Callable (a)
                    266,667                    $5.00        September 5, 2002                Non-Callable
                     10,000                    $4.50          October 1, 2002                Non-Callable
                    224,310                    $4.50        December 30, 2002                Non-Callable
                    663,912                    $5.00        September 5, 2002                Callable (a)
                  ---------
                  1,528,222
                  =========

                              BETA OIL & GAS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (Information subsequent to December 31, 1998 is unaudited)

(a) Beta will be entitled to call these warrants at any time on and after the date that its common stock is traded on any exchange, including the NASD Over-the-Counter Bulletin Board, at a market price equal to or exceeding $7.00 per share for 10 consecutive trading days.

During the year ended December 31, 1998, Beta issued 969,441 callable and non-callable common stock Purchase warrants entitling the holders to purchase 969,441 shares of Beta's common stock at prices ranging from $3.75 to $7.50 per share.

The following table summarizes the number of shares reserved for the exercise of common stock purchase warrants as of December 31, 1998:

                    SHARES            EXERCISE PRICE          EXPIRATION DATE       CALLABLE/NON-CALLABLE
                    230,000                    $2.00            June 23, 2002                Non-Callable
                    133,333                    $5.00        September 5, 2002                Callable (a)
                    266,667                    $5.00        September 5, 2002                Non-Callable
                     10,000                    $4.50          October 1, 2002                Non-Callable
                    224,310                    $4.50        December 30, 2002                Non-Callable
                    663,912                    $5.00        September 5, 2002                Callable (a)
                    100,000                    $3.75         January 23, 2003            Non-Callable (c)
                      2,000                    $5.00         February 4, 2003                Non-Callable
                    230,100                    $5.00           March 12, 2003                Non-Callable
                    100,000                    $7.50           March 12, 2003                Non-Callable
                     50,000                    $7.50           March 12, 2003                Callable (b)
                    121,383                    $7.00           March 12, 2003                Non-Callable
                    365,958                    $7.50           March 12, 2003                Callable (b)
                  ---------
                  2,497,663
                  =========

(a) Beta will be entitled to call these warrants at any time on and after the date that its common stock is traded on any exchange, including the NASD Over-the-Counter Bulletin Board, at a market price equal to or exceeding $7.00 per share for 10 consecutive trading days.

(b) Beta will be entitled to call these warrants at any time on and after the date that its common stock is traded on any exchange, including the NASD Over-the-Counter Bulletin Board, at a market price equal to or exceeding $10.00 per share for 10 consecutive trading days.

(c) On January 27, 1998, Beta issued 100,000 common stock purchase warrants exercisable at a price of $3.75 per share to an officer of Beta. The exercise price was equal to the market value of the common stock on the date of grant. The warrants vest as follows: (a) 25,000 warrants vested immediately; (b) 25,000 shall vest upon the first anniversary of the employee's employment (January 27,1998) with Beta; (c) 25,000 shall vest upon the second anniversary of employment; and (d) 25,000 shall vest upon the third anniversary of employment. If the officer ceases employment during the vesting period, all nonvested warrants shall be forfeited.

                              BETA OIL & GAS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (Information subsequent to December 31, 1998 is unaudited)

    PRO FORMA INFORMATION

As stated in Note 2, Beta has not adopted the fair value accounting prescribed by FAS123 for employees. Had compensation cost for stock options issued to employees been determined based on the fair value at grant date for awards in the year ended December 31, 1998 and the nine month periods ended September 30, 1998 and 1999, consistent with the provisions of FAS123, Beta's net loss and net loss per share would have been adjusted to the pro forma amounts indicated below:


                                            DECEMBER 31, 1998       SEPTEMBER 30, 1998
                                            -----------------       ------------------
               Net loss                           $(2,473,000)             $(2,217,326)
                                                 ============             ============
               Loss per common share                    $(.39)                   $(.35)
                                                       ======                   ======

During the year ended December 31, 1997 and the nine months ended September 30, 1999, Beta did not grant exercisable options to employees. As a result, there would be no effect on Beta's net loss or net loss per share.

The fair value of each option is estimated on the date of grant using the minimum value option-pricing model using the following assumptions: expected volatility of 0%, an expected life of 2-3 years, no dividends would be declared during the expected term of the options, a risk free interest rate of approximately 5.6%.

The weighted average fair value of the options on the grant dates was $4.31 per share.

       CANCELLATION OF WARRANTS

On June 21, 1999, certain warrant holders agreed to cancel 87,296 warrants to purchase common stock consisting of 20,000 warrants exercisable at $5.00 per share and 67,296 warrants exercisable at $7.00 per share. All of the cancelled warrants were non-callable with expiration dates on March 12, 2003. The warrants were cancelled for no consideration pursuant to a request by the National Association of Securities Dealers, the "NASD". The warrant holders were certain NASD member firms and their employees who participated in Beta's 1998 private placement, as well as Beta's legal counsel. The cancellation request was made and complied with because the NASD determined that these warrants could be deemed "underwriter's compensation" and the continued existence of these warrants could result in the compensation for the initial public offering exceeding the NASD guidelines. Therefore, all such warrants which could be deemed "underwriter's compensation" in excess of NASD guidelines have been cancelled for no consideration.

                              BETA OIL & GAS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (Information subsequent to December 31, 1998 is unaudited)

(7)    INCOME TAXES

Income tax (expense) for the years ended December 31, 1997 and 1998 is comprised of the following:

                                               Inception            Year ended
                                           (June 6, 1997) to        December 31,
                                           December 31, 1997           1998
                                           -----------------     -----------------
           Current:
                    Federal                $         -           $         -
                    State                            -                  (800)
                                           -----------------     -----------------
                                           $         -           $      (800)
                                           =================     =================
           Deferred:
                    Federal                $         -           $         -
                    State                            -                     -
                                           -----------------     -----------------
                                           $         -           $         -
                                           =================     =================

The actual income tax (expense ) benefit differs from the "expected" tax (expense) benefit (computed by applying the U.S. Federal corporate income tax rate of 34% for each period) as follows:

                                                     Inception           Year ended
                                                 (June 6, 1997) to       December 31,
                                                 December 31, 1997           1998
                                                 -----------------     -----------------
           Amount of expected tax
              (expense) benefit                  $          68,535     $         810,458
           Non-deductible expenses                            (713)              (23,759)
           State taxes, net                                   -                     (800)
           Change in valuation allowance
              For deferred tax assets                      (67,822)             (786,699)
                                                 -----------------     -----------------
           Total                                 $            -        $            (800)
                                                 =================     =================

The components of the net deferred tax asset recognized as of December 31, 1997 and 1998 are as follows:

                                                 December 31, 1997     December 31, 1998
                                                 -----------------     -----------------
Long-term deferred tax assets (liabilities)
         Net operating loss carryforwards        $          74,801     $       1,714,694
         Exploration and development costs
         capitalized for financial purposes,
             expensed for tax purposes                        -                 (605,173)
                                                 -----------------     -----------------
                                                            74,801             1,109,521
         Valuation allowance                               (74,801)           (1,109,521)
                                                 -----------------     -----------------
         Net long term deferred tax asset        $            -        $            -
                                                 =================     =================

                              BETA OIL & GAS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (Information subsequent to December 31, 1998 is unaudited)

At December 31, 1998, Beta has net operating loss carryforwards of approximately $4,003,000 which expire in the years 2012 through 2018. Beta has California net operating loss carryforwards for the year ended December 31, 1998 of $4,002,000 which expire in 2005.

Utilization of the tax net operating loss carryforward may be limited in the event a 50% or more change in ownership occurs within a three year period.

(8)    OTHER

       RELATED PARTY TRANSACTIONS

During the period from inception (June 6, 1997) through December 31, 1997, and for the year ended December 31, 1998, a director of Beta was paid $20,000 and $60,000, respectively, pursuant to a consulting contract for management and geologic evaluation services. In addition, the director subscribed to 350,000 shares of Beta's common stock at a price of $0.05 per share ("founder shares").

A second director of Beta subscribed to 50,000 founder shares at a price of $0.05 per share. In addition, a legal firm with whom the director is a shareholder, subscribed to 20,000 founder shares at a price of $0.05 per share. The legal firm represents Beta as general counsel. The legal firm also received 15,000 common stock purchase warrants presently exercisable at a price of $5.00 per share until expiration on March 12, 2003 in connection with the February 12, 1998 private placement (see Note 4).

A third director of Beta subscribed to 400,000 founder shares at a price of $0.05 per share.

Beta entered into an expense sharing agreement with Beta Capital Group, Inc., a company owned by the President and Chairman of the Board, and the Treasurer of Beta. The agreement provides for the allocation and reimbursement of certain office expenses such as office rent, secretarial support, office supplies, marketing materials and telephone charges between Beta and Beta Capital Group, Inc. During the period from inception through December 31, 1997 Beta made payments totaling $9,940 to Beta Capital Group, Inc. in connection with this agreement. During the year ended December 31, 1998 Beta paid $17,000 in connection with this agreement. During the nine months ended September 30, 1999, Beta made no payments in connection with this agreement.

       LEASES

Effective October 1, 1999, Beta entered into a new agreement to lease office space. The lease agreement provides for a 36 -month term expiring in September 2002. Monthly rent payments under the lease agreement commenced in October 1999. Beta is recognizing rent expense ratably over the term of the lease. Total minimum future rental payments under this lease are as follows:

             Year ended December 31, 1999              $  9,878
                                                   ============
             Year ended December 31, 2000              $ 41,472
                                                   ============
             Year ended December 31, 2001              $ 47,969
                                                   ============
             Year ended December 31, 2002              $ 37,362
                                                   ============

                              BETA OIL & GAS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (Information subsequent to December 31, 1998 is unaudited)

Rent expense for the period ended December 31, 1997 and the year ended December 31, 1998 amounted to approximately $8,000 and $ 31,000 , respectively. Rent expense for the Nine months ended September 30, 1998 and 1999 was approximately $24,000 for each of the periods.

       INITIAL PUBLIC OFFERING; REGISTRATION OF COMMON STOCK

On December 4, 1998, Beta filed an S-1 Registration Statement, as amended, with respect to its common stock. The S-1 Registration Statement contained two forms of prospectus: One prospectus was used in connection with the sale by Beta of its common stock in a best efforts underwritten public offering and the other prospectus will be used by existing shareholders of Beta in effectuating sales from time to time, for their own account, of their shares of common stock, principally in over-the-counter transactions.

On July 30, 1999, Beta completed its initial public offering of common stock. Beta sold 1,465,490 shares of common stock at $6.00 per share out of the 1,500,000 maximum number of shares offered pursuant to its S-1 Registration Statement which was declared effective July 1, 1999. Beta withdrew from registration the 34,510 unsold shares, the 150,000 shares registered to satisfy an "Over-Allotment Option," and a total of 31,878 shares issuable upon exercise of Selected Dealer Warrants in connection with the unsold portion of the offering, including the Over-allotment Option.

Beta realized gross proceeds of $8,792,948 from the sale of its common stock in the initial public offering, before deducting commissions and offering expenses. On July 7, 1999, Beta applied $3,070,000 of the proceeds from the offering towards the full repayment of the bridge notes and accrued interest.

       STOCK OPTION PLAN

       On August 27, 1999, the board of directors approved an incentive and non-statutory stock option plan which authorizes the Compensation Committee to grant stock option awards to officers, directors and employees. The plan provides, among other things, the following:

- The maximum number of shares which may be optioned and sold under the plan is 700,000 shares.

- The per share exercise price for common shares to be issued pursuant to the exercise of an option shall be no less than the fair market value of Beta's common stock as of the date of grant.

- The per share exercise price for common shares to be issued to persons owning more than 10% of the voting stock of Beta at the date of grant, shall be no less than 110% of the fair market value of Beta's common stock as of the date of grant.

- The maximum term of the options shall be a maximum of ten years or such lesser time period as the board of directors determines. The maximum time period for options to be issued to persons owning more than 10% of the voting stock of Beta at the date of grant shall be five years from the date of grant.

The Compensation Committee of the board of directors granted 97,500 options to officers, directors and employees as of August 27, 1999 at an exercise price of $6.00 per share. All of the 97,500 options will expire on or before December 31, 2004. None of the 97,500 options, or any additional options issued under the plan shall become exercisable until such time as the shareholders of Beta have approved the plan as provided in Beta's bylaws.

                              BETA OIL & GAS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (Information subsequent to December 31, 1998 is unaudited)

EMPLOYMENT CONTRACTS

Beta has executed an employment contract dated June 23, 1997 with its president who also serves as a director. The contract provides for an indefinite term of employment at an annual salary of $150,000 commencing in October of 1997 and an annual car allowance of up to $12,000. The contract may be terminated by Beta without cause upon the payment of the following:

       (a) Options to acquire the common stock of Beta in an amount equal to 10% of the then issued and outstanding shares containing a five year term, piggyback registration rights and an exercise price equal to 60% of the fair market value of the shares during the sixty day period of time preceding the termination notice, such amount not to exceed $3.00 per share.

       (b) A cash payment equal to two times the aggregate annual compensation.

       (c) In the event of termination without cause, all unvested securities issued by Beta to the Employee shall immediately vest and Beta shall not have the right to terminate or otherwise cancel any securities issued by Beta to the Employee.

On June 23, 1997, Beta entered into an employment agreement with a shareholder. The agreement provides for a two year term at an annual salary of $60,000 for services as "Vice President of Capital Markets". Under separate agreement, the Shareholder subscribed to 350,000 shares of Founders Shares at a price of $0.05 per share. The subscription agreement provides that the shares shall vest over a three year period.

       DEFERRED COMPENSATION

In 1998, the Company began to offer a simple individual retirement account (IRA) plan for all employees meeting certain eligibility requirements. Employees may contribute up to 3% of the employees eligible compensation. Beta's contribution to the plan for the year ended December 31, 1998 was $4,693.

       OTHER ASSETS

Other assets of approximately $166,000 and $135,000 at December 31, 1998 and September 30, 1999, respectively, consisted of unapplied well prepayments.

9)     SUBSEQUENT EVENTS

       BETA ACQUISITION OF RED RIVER ENERGY, INC.

Beta Oil & Gas, Inc. ("Beta") entered into an agreement on November 19, 1999 to purchase Red River Energy, Inc. of Tulsa, Oklahoma, a private oil and natural gas company. The purchase price will be paid by the issuance of approximately
2.25 million shares of Beta common stock. The purchase is subject to approval by Beta shareholders.

The assets of Red River Energy, Inc. consist of four components: 1) a 97.4% working interest (80% net revenue interest) in a 30,160 acre unit which is currently producing approximately 3.65 MMBTU/d and 120 Bopd from 22 active wells in the Hunton Limestone formation in Central Oklahoma; 2) an 85% working interest (68% net revenue interest) in 7,500 acres which are currently producing 960 MMBTU/d from 45 wells in the Atoka and Gilcrease formations in Eastern Oklahoma; 3) a gas gathering system

                              BETA OIL & GAS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (Information subsequent to December 31, 1998 is unaudited)

consisting of 40 miles of pipeline which is currently transporting approximately 1650 MMBTU/d in Eastern Oklahoma; and 4) a 46 well coal bed methane project also located in Eastern Oklahoma which is currently under development and producing approximately 600 MMBTU/d. Red River Energy, Inc. is the operator of all its properties.

10)    UNAUDITED SUPPLEMENTARY OIL AND GAS RESERVE INFORMATION

The following supplementary information is presented in compliance with United States Securities and Exchange Commission) regulations and is not covered by the report of Beta's independent auditors. The information required to be disclosed for the year ended 1998 in accordance with FASB Statement No. 69, "Disclosures About Oil and Gas Producing Activities," is discussed below and is further detailed in the following tables. There were no oil and gas reserves as of December 31, 1997.

       The reserve quantities and valuations for fiscal 1998 are based upon estimates by Veazey & Associates, Inc. and Beta's management. Proved reserves are the estimated quantities of crude oil, natural gas and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, i.e. prices and costs as of the date the estimate is made. Prices include consideration of changes in existing prices provided only by contractual arrangements, but not on escalations based upon future conditions. Reservoirs are considered proved if economic producibility is supported by either actual production or a conclusive formation test. The area of a reservoir considered proved includes (A) that portion delineated by drilling and defined by gas-oil and/or oil-water contacts, if any, and (B) the immediately adjoining portions not yet drilled, but which can reasonably be judged as economically productive on the basis of available geological and engineering data. In the absence of information on fluid contacts the lowest known structural occurrence of hydrocarbons controls the lower proved limit of the reservoir.

Proved developed reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Additional oil and gas reserves expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery should be included as "proved developed reserves" only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.

Beta wishes to emphasize that the estimates included in the following tables are by their nature inexact and are subject to changing economic, operating and contractual conditions. At December 31, 1998, all of Beta's reserves are attributable to recently drilled wells which are being completed and are not yet producing oil and gas as of that date. Reserve estimates for these wells are subject to substantial upward or downward revisions after production commences and a production history is obtained. Accordingly, reserve estimates of future net revenues from production may be subject to substantial revision from year to year. Reserve information presented herein is based on reports prepared by independent petroleum engineers.

The assumptions used to compute the standardized measure are those prescribed by the Financial Accounting Standards Board and, as such, do not necessarily reflect Beta's expectations for actual revenues to be derived from those reserves nor their present worth. The limitations inherent in the reserve quantity

                              BETA OIL & GAS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (Information subsequent to December 31, 1998 is unaudited)

estimation process, as discussed previously, are equally applicable to the standardized measure computations since these are the basis for the valuation process.

       CHANGES IN QUANTITIES OF PROVED PETROLEUM AND NATURAL GAS RESERVES
                FOR THE YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)

                                                                    Oil           Gas
                       PROVED RESERVES                             (Bbls)        (Mcf's)
--------------------------------------------------------------   -----------   -----------
Balance at December 31, 1997                                         --              --
       Extensions and discoveries                                   1,461       1,596,740

                                                                 -----------   -----------
Balance at December 31, 1998                                        1,461       1,596,740
                                                                 ===========   ===========

                                                                    Oil           Gas
            PROVED DEVELOPED BEHIND PIPE RESERVES                  (Bbls)        (Mcf's)
--------------------------------------------------------------   -----------   -----------

December 31, 1997                                                    --              --

                                                                 -----------   -----------
December 31, 1998                                                   1,461       1,596,740
                                                                 ===========   ===========

                              BETA OIL & GAS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (Information subsequent to December 31, 1998 is unaudited)

            STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS RELATING TO PROVED PETROLEUM AND NATURAL GAS RESERVES (UNAUDITED)

For purposes of the following disclosures, estimates were made of quantities of proved reserves and the periods during which they are expected to be produced. Future cash flows were computed by applying year-end prices to estimated annual future production from proved oil and gas reserves. The average year-end price for oil was $13.14 per barrel at December 31, 1998. The average year-end price for gas was $1.85 per Mcf at December 31, 1998. Future development and production costs were computed by applying year-end costs to be incurred in producing and further developing the proved reserves. Future income tax expenses were computed by applying, generally, year-end statutory tax rates (adjusted for permanent differences, tax credits and allowances) to the estimated net future pre-tax cash flows. The discount was computed by application of a 10% discount factor. The calculations assume the continuation of existing economic, operating and contractual conditions. However, such arbitrary assumptions have not proven to be the case in the past. Other assumptions of equal validity could give rise to substantially different results.

                                                                     Year Ended
                                                                     December 31,
                                                                         1998
                                                                   ---------------
Future cash inflows                                                $     2,978,861
Future costs-
    Production                                                            (343,478)
    Development                                                            (81,621)
                                                                   ---------------
Future net cash inflows before income tax                                2,553,762
Future income tax                                                             --
                                                                   ---------------
Future net cash flows                                                    2,553,762
10% discount factor                                                       (837,154)
                                                                   ---------------
 Standardized measure of discounted future net cash flows          $     1,716,608
                                                                   ===============

        CHANGES IN THE STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH
               FLOWS FROM PROVED PETROLEUM AND NATURAL GAS RESERVE
                             QUANTITIES (UNAUDITED)

The following are the principal sources of changes in the standardized measure of discounted future net cash flows:

                                                                     Year Ended
                                                                     December 31,
                                                                         1998
                                                                   ---------------

Standardized measure of discounted future net cash
         flows--beginning of year                                  $          -

Extensions and discoveries, net of future costs                          1,716,608
                                                                              -
                                                                   ---------------
Standardized measure of discounted future net cash
         flows--end of year                                        $     1,716,608
                                                                   ===============

BETA MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

       The following discussion is to inform you about the financial position, liquidity and capital resources of Beta as of September 30, 1999 and December 31, 1998 and 1997, and the results of operations for the period from inception (June 6, 1997) through December 31, 1997, the year ended December 31, 1998, and the nine month periods ended September 30, 1999 and 1998.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

       Included in this report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations reflected in such forward-looking statements will prove to have been correct.

       All forward looking statements contained in this section are based on assumptions believed to be reasonable.

       These forward looking statements include statements regarding:

-      Beta's financial position
- Proved or possible reserve quantities and net present values of those reserves
-      Business strategy
- Plans and objectives of management of Beta for future operations and capital expenditures

       Beta can give no assurance that such expectations and assumptions will prove to be correct. Reserve estimates of oil and gas properties are generally different from the quantities of oil and natural gas that are ultimately recovered or found. This is particularly true for estimates applied to exploratory prospects. Additionally, any statements contained in this report regarding forward-looking statements are subject to various known and unknown risks, uncertainties and contingencies, many of which are beyond the control of Beta. Such things may cause actual results, performance, achievements or expectations to differ materially from the anticipated results, performance, achievements or expectations.

       Factors that may affect such forward-looking statements include, but are not limited to:

- Beta's ability to generate additional capital to complete its planned drilling and exploration activities
- Risks inherent in oil and gas acquisitions, exploration, drilling, development and production; price volatility of oil and gas
-      Competition from other oil and gas companies
-      Shortages of equipment, services and supplies
-      Government regulation
-      Environmental matters
- Financial condition and operating performance of the other companies participating in the exploration, development and production of oil and gas ventures that Beta is involved in

       In addition, since substantially all of Beta's prospects are currently operated by third parties, Beta may not be in a position to control costs, safety and timeliness of work as well as other critical factors affecting a producing well or exploration and development activities.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

       Beta's working capital was a surplus of $593,640 at September 30, 1999 compared to a deficit of ($96,457) at December 31, 1998 and a surplus of $3,117,351 at December 31, 1997. Beta's working capital increased between December 31, 1998 and September 30, 1999, primarily due to Beta's completion of its initial public offering. In order to fund capital expenditures in the first nine months of 1999, Beta obtained short term debt financing in the form of $3,000,000 in bridge note financing which is discussed below under "Bridge Note" and completed an initial public offering in July 1999 which is discussed below under "Initial Public Offering."

HISTORICAL CASH USED IN AND PROVIDED BY OPERATING, INVESTING AND FINANCING ACTIVITIES

       Beta financed all of its business activities through December 31, 1998 through issuances of its common stock in private placements. Beta raised net proceeds of $9,221,783 during 1997 and $6,548,632 during 1998 in these private placements. During the nine months ended September 30, 1999 Beta realized net proceeds of $2,835,000 from a bridge note financing and net proceeds of $7,781,562 from an initial public offering which is discussed below. The $3,000,000 face amount of the bridge notes was repaid in full on July 7, 1999 from the proceeds of the initial public offering.

       The net proceeds of the private placements, the bridge note financing and the initial public offering have been primarily invested in oil and gas properties totaling $5,815,638 and $8,765,218 for the nine months ended September 30, 1999 and 1998.

       Beta's cash balance at September 30, 1999 was $453,637 compared to a cash balance of $198,043 at December 31, 1998. The change in Beta's cash balance is summarized as follows:

          Cash balance at December 31, 1998                                    $  198,043
          Sources of cash:
               Cash provided by operating activities                           (1,086,159)
               Cash provided by financing activities                            7,697,052
                                                                             -------------
                              Total sources of cash                             6,610,893
          Uses of cash:
                Oil and gas property expenditures                              (5,815,638)
                Other assets (increase in advances to industry partners)         (537,714)
                 Furniture, fixtures and equipment                                 (1,947)
                                                                             -------------
                                                                               (6,355,299)
                                                                             -------------
          Cash balance at September 30, 1999                                      453,637
                                                                             =============

LONG TERM LIQUIDITY AND CAPITAL RESOURCES

       The timing of most of Beta's capital expenditures is discretionary. Beta has no material long-term commitments associated with its capital expenditure plans or operating agreements. Consequently, Beta has a significant degree of flexibility to adjust the level of such expenditures as circumstances warrant. The level of capital expenditures will vary in future periods depending on the success it experiences on planned exploratory drilling activities in future periods, gas and oil price conditions and other related economic factors. Accordingly, Beta has not yet prepared an estimate of capital expenditures for the year 2000 or future periods.

BRIDGE NOTE

       During the nine months ended September 30, 1999, Beta completed the private placement of a $3,000,000 bridge note financing to three institutional investors referred to as the "1999 bridge financing." Beta issued promissory notes having a maturity date of one year and bearing an interest rate of 10%. In addition, a total of 459,000 shares of Beta common stock were issued in connection with the 1999 bridge financing. The $3,000,000 in bridge notes was repaid in full with accrued interest on July 7, 1999 from the proceeds of Beta's initial public offering.

       Beta received net cash proceeds of $2,835,000 from the bridge notes. The estimated fair market value of 429,000 shares of common stock issued in connection with the bridge note of $2,574,000 was treated as a discount and was amortized over the term of the promissory notes using the interest method. The estimated fair market value of 30,000 additional shares of common stock issued per the terms of the bridge note of $180,000 was immediately expensed as interest during the nine month period ended September 30, 1999. Accordingly, Beta incurred additional interest expense of $2,754,000 because of the common stock issued in connection with the bridge notes. The debt issuance costs of the 1999 bridge financing of $89,100 were amortized as additional interest expense during the nine months ended September 30, 1999.

PLAN OF OPERATION FOR 1999

       In the opinion of Beta's management, the existing working capital of Beta, the net proceeds of Beta's initial public offering completed on July 30, 1999, and the exercise of common stock purchase warrants subsequent to September 30, 1999 will be sufficient to fund the operations and projected capital requirements of Beta until March 31, 2000. Beta is allocating its cash resources from all sources, including the net proceeds of the initial public offering, to the following categories of expenditures:

1) Drilling and completion costs for wells on Beta's prospects. While it is difficult to predict the exact timing of when these wells will be proposed for drilling, Beta's operating agreements generally provide a thirty day period in which to elect participation in a proposed well. Generally funds must be advanced within thirty days or less after the thirty day election period;

2)     Leasehold acquisition costs;

3)     3-D seismic acquisition costs only if funds are available; and

4)     General and administrative overhead.

       At such time as Beta has fully utilized the proceeds of the warrant exercises to date and Beta's existing working capital, it will be necessary for Beta to raise additional funds. It is anticipated that additional funds will be raised from one or more of the following sources:

1) Beta has approximately 797,000 callable common stock purchase warrants outstanding exercisable at a price of $5.00 per share, of which approximately 442,000 remain unexercised. Beta is able to call these warrants at any time since its common stock has traded on Nasdaq at a market price equal to or exceeding $7.00 per share for 10 consecutive days. It is Beta's intent to call all of these warrants at such time that cash is needed to fund capital requirements. Beta will receive proceeds equal to the exercise price times the number of shares which are issued from the exercise of warrants net of commission to the broker of record, if any. Beta could realize net proceeds of approximately $2,210,000 from the exercise of these warrants. There is no assurance that Beta will realize any proceeds from the warrant calls. Beta has not called any warrants to date. Beta has received net proceeds of approximately $1,975,000 during the months of October, November and December 1999 from the voluntary exercise of both callable and non-callable warrants.

2) Beta may seek bank or other debt financing at such time that cash flow from operations is established. Beta is not able to predict when, if ever, such financing will be available. Beta is currently seeking bank financing in the range of $1,000,000 to $5,000,000.

3) Beta may seek mezzanine financing, if available, on terms acceptable to Beta. Mezzanine financing usually involves debt with a higher cost of capital as compared to conventional bank financing. Beta is currently seeking mezzanine financing in the range of $1,000,000 to $5,000,000.

4) Beta may realize additional cash flow from oil and gas wells to be drilled, if found to be productive. Beta owns a working interest in wells that are currently producing and in additional wells which are presently being completed and equipped for production.

       The net proceeds of the public offering and warrant exercises combined with Beta's existing working capital may not be sufficient to fund Beta's capital expenditures that are projected for 2000 and future periods. If the above additional sources of cash are insufficient or are unavailable on terms acceptable to Beta, Beta will be compelled to reduce the scope of its business activities. If Beta is unable to fund planned expenditures within a thirty to sixty day period after a well is proposed for drilling, it may be necessary to:

1)     Forfeit its interest in wells that are proposed to be drilled;

2)     Farm-out its interest in proposed wells;

3) Sell a portion of its interest in proposed wells and use the sale proceeds to fund its participation for a lesser interest; and

4)     Reduce general and administrative expenses.

       As stated above, Beta believes it has sufficient working capital to fund its capital expenditure requirements until March 31, 2000. In the event that Beta cannot raise additional capital , it may be necessary for Beta to curtail its business activities until other financing is available.

       These are forward looking statements that are based on assumptions which in the future may not prove to be accurate. Although Beta's management believes that the expectations reflected in such forward looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved.

COMPARISON OF RESULTS OF OPERATIONS FOR THE PERIOD FROM INCEPTION, JUNE 6, 1997, THROUGH DECEMBER 31, 1997 AND THE YEAR ENDED DECEMBER 31, 1998

       During the period from inception, June 6, 1997, through December 31, 1997 and the year ended December 31, 1998 Beta generated no revenues.

       General and administrative expenses for the period from inception, June 6, 1997, through December 31, 1997 were $245,452 compared to $746,769 for the year ended December 31, 1998. This represents a $501,317 or a 204% increase. The primary reasons for the increase were due to:

(1)    A full year of operations in 1998 as compared to a partial year in 1997 .

(2) An increase in the number of employees from three in 1997 to five in 1998.

(3)    Costs related to Beta's initial public offering.

       Loss from operations totaled $(246,982) for the period from inception, June 6, 1997, through December 31, 1997 compared to $(2,429,343) for the year ended 1998. The primary reason for the increase in the loss was due to an impairment expense of $1,670,691 recorded in 1998. During 1998 Beta participated in the drilling of two offshore test wells in Australia. The drilling resulted in two dry holes. All of the property acquisition and exploration costs associated with the Australian full cost pool totaling $1,624,218 have been transferred to evaluated properties and charged to impairment expense during 1998. In addition, it was determined that the capitalized costs associated with the U.S. full cost pool exceeded their net realizable value by $46,473. Accordingly, an impairment write-down of $46,473 was recorded as of December 31, 1998.

       Other income for the period from inception, June 6, 1997, through December 31, 1997 consisted of interest income in the amount of $45,409. Beta realized $44,843 of interest income for 1998.

       Net loss for the period from inception, June 6, 1997, through December 31, 1997 was $(201,573) compared to $(2,384,500) for the year ended December 31, 1998. The increase in net loss was primarily due to the impairment writedown of oil and gas properties.

COMPARISON OF RESULTS OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998 (UNAUDITED)

       During the nine months ended September 30, 1999 Beta had oil and gas revenues of $375,595. Beta's net production was 153,000 mcf at an average price of $2.37 per mcf and 614 barrels of oil at an average price of $21.15 per barrel. During the nine months ended September 30, 1998 Beta generated no revenues.

       During the nine months ended September 30, 1999 Beta incurred lease operating expenses of $24,141. Beta's average lifting cost for this period was $.15 per mcf equivalent. During the nine months ended September 30, 1998 Beta incurred no lease operating expense.

       General and administrative expenses for the nine months ended September 30, 1999 were $883,727 compared to $555,608 for the nine months ended September 30, 1998. This represents a $328,000 or a 59% increase over the prior year period. The primary reasons for the increase were due to:

(1)    An increase in operational activities in 1999 versus 1998;
(2)    An increase in the number of employees from five in 1998 to six in 1999;
       and
(3) Costs related to Beta's initial public offering and filing the S-1 registration statement.

       Depreciation and depletion expense for the nine months ended September 30, 1999 was $163,002 compared to $8,853 for the nine months ended September 30, 1998. This represents a $154,149 increase over the prior year period. The primary reason for the increase is due to the fact Beta had no oil or gas production in the prior year period that would give rise to depletion expense.

       Loss from operations totaled $(696,502) for the nine months ended September 30, 1999 compared to $(2,182,893) for the nine months ended September 30, 1998. The primary reason for the decrease in the loss was due to an impairment write-down in the prior year of approximately $1,600,000 associated with the drilling of two Australian dry holes.

       Other income for the nine months ended September 30, 1999 consisted of interest income in the amount of $17,822. Beta realized $39,867 of interest income for the nine month period in 1998. The reason for the decrease was lower average cash and cash equivalents balances for the 1999 period as compared to the 1998 period.

       During the nine months ended September 30, 1999, Beta incurred interest expense of $2,965,172, substantially all of which related to the bridge notes. Interest expense related to the bridge notes for the 1999 period consists of the following:


Cash interest expense                                                                  $     120,555
Amortization of note discount and fair market value of 30,000 shares                       2,754,000
Amortization of deferred loan costs                                                           89,100
                                                                                       -------------
     Bridge note interest expense for the nine months ended September 30, 1999         $   2,963,655
                                                                                       =============

       During the nine months ended September 30, 1998, Beta incurred no interest expense.

       Net loss for the nine months ended September 30, 1999 was $(3,643,852) compared to $(2,143,026) for the nine months ended September 30, 1998. The increase in net loss was primarily due to the interest expense related to the bridge note.

INCOME TAXES

       As of December 31, 1998, Beta had available, to reduce future taxable income, a tax net operating loss carryforward of approximately $4,003,000 which expires in the years 2012 through 2018. As of December 31, 1998, Beta has a deferred tax asset of approximately $1,110,000 which is fully reserved for with a valuation allowance. The deferred tax asset consists entirely of the net operating loss carryforward. Utilization of the tax net operating loss carryforward may be limited in the event a 50% or more change of ownership occurs within a three year period. The tax net operating loss carryforward may be limited by other factors as well.

CANCELLATION OF WARRANTS

       On June 21, 1999, certain warrant holders agreed to cancel 87,296 warrants to purchase common stock consisting of 20,000 warrants exercisable at $5.00 per share and 67,296 warrants exercisable at $7.00 per share. All of the cancelled warrants were non-callable with expiration dates on March 12, 2003. The warrants were cancelled for no consideration pursuant to a request by the National Association of Securities Dealers, the "NASD". The warrant holders were certain NASD member firms and their employees who participated in Beta's 1998 private placement, as well as Beta's legal counsel. The cancellation request was made and complied with because the NASD determined that these warrants could be deemed "underwriter's compensation" and the continued existence of these warrants could result in the compensation for the initial public offering exceeding the NASD guidelines. Therefore, all such warrants which could be deemed "underwriter's compensation" in excess of NASD guidelines have been cancelled for no consideration.

DRILLING ACTIVITY

       During the nine months ended September 30, 1999, Beta participated in the drilling of 13 exploratory wells. Of the 13 wells drilled, 4 were completed as dry-holes and 9 are either producing or in various stages of completion for production. The wells are summarized as follows:

                                                                                                 ESTIMATED FIRST
                                                     WORKING                COMPLETION               DATE OF
          WELL NAME              LOCATION           INTEREST %                STATUS                PRODUCTION
          ---------              --------           ----------                ------                ----------
1.   Cobra Stream #1       Onshore Louisiana           15%                   Dry-hole                  N/A
2.   Shark Prospect #1     Offshore Louisiana          15%                   Dry-hole                  N/A
3.   Schluter #1           Jackson Co., TX             20%                   Dry-hole                  N/A
4.   Buttonwillow #1       Kern Co., CA                30%                   Dry-hole                  N/A
                                                 ---------------
                                          Total        80%
                                                 ===============

1.   Redfish #1            Offshore Louisiana          15%                On production                9/99
2.   Stingray #1           Offshore Louisiana          15%                On production                9/99
3.   Minkfish #2           Offshore Louisiana          9.4%               On production                9/99
4.   Minkfish #3           Offshore Louisiana          9.4%            Awaiting production            6/2000
                                                                            facility
5.   Pressley #1           Jackson Co., TX            12.5%               On production                9/99
6.   Wilbeck #1            Jackson Co., TX            12.5%               On production                9/99
7.   Alamo Realty #1       Jackson Co., TX             20%                On production                9/99
8.   Mark #1               Jackson Co., TX            12.5%              Being completed              11/99
9.   Faust #1              Jackson Co., TX            12.5%              Being completed              11/99
                                                 ---------------
                                          Total       118.8%
                                                 ===============

INITIAL PUBLIC OFFERING

       On July 30, 1999, Beta completed its initial public offering of common stock. Beta sold 1,465,490 shares of common stock at $6.00 per share out of the 1,500,000 maximum number of shares offered pursuant to its S-1 Registration Statement which was declared effective July 1, 1999. Beta withdrew from registration the 34,510 unsold shares, the 150,000 shares registered to satisfy an "Over-Allotment Option," and a total of 31,878 shares issuable upon exercise of Selected Dealer Warrants in connection with the unsold portion of the offering, including the Over-allotment Option.

       Beta realized gross proceeds of $8,792,948 from the sale of its common stock in the initial public offering, before deducting commissions and offering expenses. On July 7, 1999, Beta applied $3,070,000 of the proceeds from the offering towards the full repayment of the bridge notes and accrued interest.

STOCK OPTION PLAN

       On August 27, 1999, the board of directors approved an incentive and non-statutory stock option plan which authorizes the Compensation Committee to grant stock option awards to officers, directors and employees. The plan provides, among other things, the following:

- The maximum number of shares which may be optioned and sold under the plan is 700,000 shares.

- The per share exercise price for common shares to be issued pursuant to the exercise of an option shall be no less than the fair market value of Beta's common stock as of the date of grant.

- The per share exercise price for common shares to be issued to persons owning more than 10% of the voting stock of Beta at the date of grant, shall be no less than 110% of the fair market value of Beta's common stock as of the date of grant.

- The maximum term of the options shall be a maximum of ten years or such lesser time period as the board of directors determines. The maximum time period for options to be issued to persons owning more than 10% of the voting stock of Beta at the date of grant shall be five years from the date of grant.

       The Compensation Committee of the board of directors granted 97,500 options to officers, directors and employees as of August 27, 1999 at an exercise price of $6.00 per share. All of the 97,500 options will expire on or before December 31, 2004. None of the 97,500 options, or any additional options issued under the plan shall become exercisable until such time as the shareholders of Beta have approved the plan as provided in Beta's bylaws.

SUBSEQUENT EVENTS

I.     SUBSEQUENT DRILLING ACTIVITY

       Subsequent to September 30, 1999, and up to the date of this document, Beta participated in the drilling of the following wells:

                                                                                                 ESTIMATED FIRST
                                                     WORKING                COMPLETION               DATE OF
          WELL NAME              LOCATION           INTEREST %                STATUS                PRODUCTION
          ---------              --------           ----------                ------                ----------

1.  Bowerbank #1           Kern Co., CA                30%                   Dry-hole                  N/A
2.  Heron #1               Onshore Louisiana          12.5%                  Dry-hole                  N/A
3.  Hildebrandt #1         Jackson Co., TX            20.0%                  Dry-hole                  N/A
4.  Traylor #1             Jackson Co., TX            25.0%                  Dry-hole                  N/A
5.  Estherwood #1          Acadia Parish, LA          50.0%                  Dry-hole                  N/A
                                                 ---------------
                                          Total      137.5%
                                                 ===============

1.  Rayborn-Pressley #1    Jackson Co., TX            12.5%              Being completed              12/99
2.  SE Garrison City #1    Kern Co., CA               30.0%              Being completed              1/2000
3.  Johnson/Found #1       Jackson Co., TX            12.5%              Being completed              1/2000
                                                 ---------------
                                          Total        55%
                                                 ===============

II.    BETA ACQUISITION OF RED RIVER ENERGY, INC.

       Beta has entered into an agreement to purchase Red River Energy, Inc. of Tulsa, Oklahoma, a private oil and natural gas company. The purchase price will be paid by the assumption of approximately $7.6 million existing debt and the issuance of approximately 2.25 million shares of Beta common stock. The purchase is subject to approval by Beta shareholders.

       The assets of Red River Energy, Inc. consist of four components: 1) a 97.4% working interest (80% net revenue interest) in a 30,160 acre unit which is currently producing approximately 3.65 MMBTU/d and 120 Bopd from 22 active wells in the Hunton Limestone formation in Central Oklahoma; 2) an 85% working interest (68% net revenue interest) in 7,500 acres which are currently producing 960 MMBTU/d from 45 wells in the Atoka and Gilcrease formations in Eastern Oklahoma; 3) a gas gathering system consisting of 40 miles of pipeline which is currently transporting approximately 1650 MMBTU/d in Eastern Oklahoma; and 4) a 46 well coal bed methane project also located in Eastern Oklahoma which is currently under development and producing approximately 600 MMBTU/d. Excluding the coal bed methane project, the properties being acquired contain estimated proved producing recoverable reserves totaling approximately 22.5 billion cubic feet of natural gas and 504,000 barrels of oil having a net present value discounted at 10% of approximately $23.5 million. Red River Energy, Inc. is the operator of all its properties.

III.     EXERCISE OF WARRANTS

       Subsequent to September 30, 1999, approximately 430,000 warrants to purchase Beta common stock at prices ranging from $2.00 to $5.00 per share have been exercised resulting in proceeds to Beta of approximately $2,055,000.

IMPACT OF RECENTLY ISSUED STANDARDS

       Beta intends to adopt SFAS 133, "Accounting for Derivative Instruments and Hedging Activities," issued in June 1998 effective with its fiscal year beginning January 1, 2000 as required by the Statement. Due to Beta's current and anticipated limited use of derivative instruments, management anticipates that adoption of SFAS 133 will not have any significant impact on Beta's financial position or results of operations. SFAS 132, "Employees' Disclosures about Pensions and other Postretirement Benefits," and SFAS 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise" were issued in 1998 and are not expected to impact Beta regarding future financial statement disclosures, results of operations and financial position.

YEAR 2000 "Y2K" PROBLEM

       Beta has addressed possible remedial efforts in connection with computer software that could be affected by the Year 2000 "Y2K" problem. The Y2K problem is the result of computer programs being written using two digits rather than four to define the applicable year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a major system failure or miscalculations. The Y2K problem can affect any modern technology used by a business in the course of its day. Any machine that uses embedded computer technology is susceptible to this problem, including for example, telephone systems, postage meters and scales, and of course, computers. The impact on a company is determined to a large extent by the company's dependence on these technologies to perform their day to day operations.

       Internally, Beta has reviewed all such equipment and has determined that all of its systems are Y2K compliant. This includes our telephone systems, postage equipment and some of our software. We believe that all of our internal systems and software were brought into compliance prior to December 31, 1999. If an error was made and all systems are not compliant, then any such events would not have a serious impact on our day to day operations, nor would any valuable information be lost. Our company backs up all computer systems daily to protect us against data loss and we have a system that utilizes 10 rotating back-up tapes as a safeguard against having a tape that is unreadable. The costs of bringing our company technology up to Y2K compliance is expected to be less than $5,000. This is because the majority of the "patches" or programs designed to make software Y2K compliant can be obtained over the internet from manufacturers for little or no cost and we do not expect to rely heavily on outside consultants to upgrade our systems as most of the work can be performed in-house.

       Externally, the Year 2000 problem may impact other entities with which Beta transacts business, and Beta cannot predict the effect of the Year 2000 problem on such entities or Beta. With regard to those companies that we do business with on a daily basis, we cannot guarantee that they will be vigilant about their Y2K plan of action. Should any of our oil and gas well operators experience a disruption due to the Year 2000 problem, the most significant impact may be a delay in the progress of drilling operations and/or interruption of production and revenue on a producing well. In a worst case scenario, the former may ultimately cause Beta to incur drilling cost overruns, while the latter may cause us to have an interruption in revenues for several months. We have also assessed the possibility of personal injury, loss of life, property damage and accidental pollution resulting from equipment malfunctions. Although we believe these to be a remote possibility, we have undertaken investigations to determine possible problem areas and will communicate our findings, if any, to the project operators.

       In these unlikely events, Beta's plan of action is to have on hand a cash reserve in excess of $500,000 at December 31, 1999 and throughout the year 2000 to cover both the additional well costs and the Company's overhead expenses until production resumes. In the event that Beta does experience Y2K problems, it could result in a suspension of Beta's revenues. A suspension of revenues could result in material losses from operations and a reduction in Beta's working capital. Management is unable at this time to quantify the impact that the Y2K problem could have on Beta's results of operations and financial condition. Beta has experienced no Y2K problems to date.

                                     ANNEX D
                              BETA OIL & GAS, INC.

     AMENDED AND RESTATED 1999 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                              BETA OIL & GAS, INC.
                              AMENDED AND RESTATED
                         1999 INCENTIVE AND NONSTATUTORY
                                STOCK OPTION PLAN

          1. PURPOSE OF PLAN. The purpose of this 1999 Incentive and Nonstatutory Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees, Directors and Consultants of BETA OIL & GAS, INC. (the "Company") and to promote the success of the Company's business. Options granted hereunder may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or "nonstatutory stock options," at the discretion of the Board and as reflected in the terms of the written stock option agreement.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

               (a) "BOARD" shall mean the Board of Directors of the Company, or if a Committee is appointed, "Board" shall refer to the Committee if the context so requires.

               (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

               (c) "COMMON STOCK" shall mean the $.001 par value common stock of the Company.

               (d) "COMPANY" shall mean BETA OIL & GAS, INC., a Nevada corporation.

               (e) "COMMITTEE" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed, or the Board if no committee is appointed.

               (f) "CONSULTANT" shall mean any person who is engaged by the Company or any Subsidiary to render consulting services and is compensated for such consulting services.

               (g) "CONTINUOUS STATUS AS AN EMPLOYEE" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

               (h) "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company.

               (i) "INCENTIVE STOCK OPTION" shall mean an Option which is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and which shall be clearly identified as such in the written Stock Option Agreement provided by the Company to each Optionee granted an Incentive Stock Option under the Plan.

               (j) "NON-EMPLOYEE DIRECTOR" shall mean a director who:

                    (i) Is not currently an officer (as defined in Section 16a-1(f) of the Securities Exchange Act of 1934, as amended) of the Company or a Parent or Subsidiary of the Company, or otherwise currently employed by the Company or a Parent or Subsidiary of the Company;

                    (ii) Does not receive compensation, either directly or indirectly, from the Company or a Parent or Subsidiary of the Company, for services rendered as a Consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K adopted by the United States Securities and Exchange Commission; and

                    (iii) Does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K adopted by the United States Securities and Exchange Commission.

               (k) "NONSTATUTORY STOCK OPTION" shall mean an Option granted under this Plan which does not qualify as an Incentive Stock Option and which shall be clearly identified as such in the written Stock Option Agreement provided by the Company to each Optionee granted a Nonstatutory Stock Option under this Plan. To the extent that the aggregate fair market value of Optioned Stock to which Incentive Stock Options granted under Options to an Employee are exercisable for the first time during any calendar year (under the Plan and all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options under the Plan. The aggregate fair market value of the Optioned Stock shall be determined as of the date of grant of each Option and the determination of which Incentive Stock Options shall be treated as qualified incentive stock options under Section 422 of the Code and which Incentive Stock Options exercisable for the first time in a particular year in excess of the $100,000 limitation shall be treated as Nonstatutory Stock Options shall be determined based on the order in which such Options were granted in accordance with Section 422(d) of the Code.

               (l) "OPTION" shall mean an Incentive Stock Option, a Nonstatutory Stock Option or both as identified in a written Stock Option Agreement representing such stock option granted pursuant to the Plan.

               (m) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

               (n) "OPTIONEE" shall mean an Employee or other person who is granted an Option.

               (o) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (p) "PLAN" shall mean this 1999 Incentive and Nonstatutory Stock Option Plan.

               (q) "SHARE" shall mean a share of the Common Stock of the Company, as adjusted in accordance with ----- Section 11 of the Plan.

               (r) "STOCK OPTION AGREEMENT" shall mean the agreement to be entered into between the Company and each Optionee which shall set forth the terms and conditions of each Option granted to each Optionee, including the number of Shares underlying such Option and the exercise price of each Option granted to such Optionee under such agreement.

               (s) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

          3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 700,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4.  ADMINISTRATION OF THE PLAN.

               (a) PROCEDURE. The Plan shall be administered by a Committee appointed by the Board consisting of two or more Non-Employee Directors to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. If the Company has a class of its equity securities registered under the Securities Exchange Act of 1934, as amended ("1934 Act"), the Board shall appoint the Committee.

                    (i) Once appointed, the Committee shall continue to serve until otherwise directed by the Board (which for purposes of this paragraph (a)(i) of this Section 4 shall be the Board of Directors of the Company). From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

                    (ii) Members of the Board who are granted, or have been granted, Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan.

               (b) POWERS OF THE BOARD. Subject to the provisions of the Plan, the Board (or the Committee, subject to the approval of the Board) shall have the authority, in its discretion:

                    (i) To grant  Incentive  Stock Options,  in accordance  with
                    Section 422 of the Code, and Nonstatutory Stock Options or both as provided and identified in a separate written Stock Option Agreement to each Optionee granted such Option or Options under the Plan; provided however, that in no event shall an Incentive Stock Option and a Nonstatutory Stock Option granted to any Optionee under a single Stock Option Agreement be subject to a "tandem" exercise arrangement such that the exercise of one such Option affects the Optionee's right to exercise the other Option granted under such Stock Option Agreement;

                    (ii) To determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock;

                    (iii) To determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan;

                    (iv) To determine the Employees or other persons to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option;

                    (v) To interpret the Plan;

                    (vi) To prescribe, amend and rescind rules and regulations relating to the Plan;

                    (vii) To determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option;

                    (viii) To accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 7 of the Plan;

                    (ix) To authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and

                    (x) To make all other determinations deemed necessary or advisable for the administration of the Plan.

                    (xi) To determine whether a holder of Nonstatutory Stock Options granted under this Plan shall have engaged in conduct which is contrary to the best interests of the Company and whose Nonstatutory Stock Option is therefore subject to cancellation as set forth in Section 7.

               (c) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other permissible holders of any Options granted under the Plan.

         5. ELIGIBILITY.

               (a) PERSONS ELIGIBLE. Options may be granted to any Employee, Director, Officer or Consultant of the Company selected by the Board. Incentive Stock Options may be granted only to Employees. An Employee, who is also a director of the Company, its Parent or a Subsidiary, shall be treated as an Employee for purposes of this Section 5. An Employee or other person who has been granted an Option may, if he is otherwise eligible, at the discretion of the Committee, if a Committee has been appointed, or the Board, be granted an additional Option or Options.

               (b) NO EFFECT ON RELATIONSHIP. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or other relationship with the Company nor shall it interfere in any way with his right or the Company's right to terminate his employment or other relationship at any time.

     6. TERM OF PLAN. The Plan became effective on the date first approved and adopted by the Board of Directors, as set forth on the last page of this Plan. It shall continue in effect for 10 years from the date of such approval and adoption, unless sooner terminated under Section 13 of the Plan.

     7. TERM OF OPTION. The term of each Option shall be 10 years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

     The Nonstatutory Stock Options granted to, and held by, any person under this Plan, may be deemed canceled and forfeited by the Board, if the Board, in its sole discretion, determines that the conduct of the holder of such Nonstatutory Stock Option has been contrary to the best interests of the Company and could reasonably be deemed by the Board to have a material adverse effect on the Company or the business of the Company.

     8. EXERCISE PRICE AND CONSIDERATION.

          (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be no less than the fair market value of Shares of common stock as of the date of grant of the option or such higher price as may be determined by the Board, but the per Share exercise price under an Incentive Stock Option shall be subject to the following:

               (i) If granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall not be less than 110% of the fair market value per Share on the date of grant.

               (ii) If granted to any other Employee, the per Share exercise price shall not be less than 100% of the fair market value per Share on the date of grant.

          (b) DETERMINATION OF FAIR MARKET VALUE. The fair market value per Share on the date of grant shall be determined as follows:

               (i) If the Common Stock is listed on the New York Stock Exchange, the American Stock Exchange or such other securities exchange designated by the Board, or admitted to unlisted trading privileges on any such exchange, or if the Common Stock is quoted on a National Association of Securities Dealers, Inc. system that reports closing prices, the fair market value shall be the closing price of the Common Stock as reported by such exchange or system on the day the fair market value is to be determined, or if no such price is reported for such day, then the determination of such closing price shall be as of the last immediately preceding day on which the closing price is so reported;

               (ii) If the Common Stock is not so listed or admitted to unlisted trading privileges or so quoted, the fair market value shall be the average of the last reported highest bid and the lowest asked prices quoted on the National Association of Securities Dealers, Inc. Automated Quotations System or, if not so quoted, then by the National Quotation Bureau, Inc. on the day the fair market value is determined; or

               (iii) If the Common Stock is not so listed or admitted to unlisted trading privileges or so quoted, and bid and asked prices are not reported, the fair market value shall be determined in such reasonable manner as may be prescribed by the Board.

          (c) CONSIDERATION AND METHOD OF PAYMENT. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee or the Board and may consist entirely of cash, check, other shares of Common Stock having a fair market value on the date of exercise equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under the Nevada Business Corporation Act.

     9. EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          In the sole discretion of the Board, at the time of the grant of an Option or subsequent thereto but prior to the exercise of an Option, an Optionee may be provided with the right to exchange, in a cashless transaction, all or part of the Option for Common Stock of the Company on terms and conditions determined by the Board.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment, as authorized by the Board, may consist of a consideration and method of payment allowable under Section 8(c) and this Section 9(a) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of the duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for exercise under the Option, by the number of Shares as to which the Option is exercised.

          (b) TERMINATION OF STATUS AS AN EMPLOYEE. In the case of an Incentive Stock Option, if any Employee ceases to serve as an Employee, he may, but only within such period of time not exceeding three months as is determined by the Board at the time of grant of the Option, after the date he ceases to be an Employee of the Company, exercise his Option to the extent that he was entitled to exercise the Option at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise any portion of the Option which he was entitled to exercise at the date of termination within the time specified herein, the Option shall terminate.

          (c) DISABILITY OF OPTIONEE. In the case of an
         Incentive Stock Option, notwithstanding the provisions of Section 9(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within such period of time not exceeding 12 months as is determined by the Board at the time of grant of the Option from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise any portion of the Option which he was entitled to exercise at the date of disability within the time specified herein, the Option shall terminate.

          (d) DEATH OF OPTIONEE. In the case of an Incentive Stock Option, in the event of the death of the Optionee:

               (i) During the term of the Option if the Optionee was at the time of his death an Employee the Company and had been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within 12 months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee 12 months after the date of death; or

               (ii) Within such period of time not exceeding three months as is determined by the Board at the time of grant of the Option after the termination of Continuous Status as an Employee, the Option may be exercised, at any time within 12 months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     10. Nontransferability of Options. In the case of an Incentive Stock Option, the Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner (a "sale or other transfer") other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. In the case of a nonstatutory stock option, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner during the period ending one year from the date of grant and thereafter only (i) after written notice to the Board and (ii) in a manner which is in compliance with all applicable provisions of the Securities Act of 1933, as amended ("1933 Act") and the 1934 Act to the reasonable satisfaction of the Company. Upon any permitted sale or other transfer, the transferee shall remain subject to all terms and conditions of the Plan and the Stock Option Agreement.

     11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of any Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of the proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation in a transaction in which the Company is not the survivor, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of such a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of 30 days from the date of such notice, and the Option will terminate upon the expiration of such period.

     12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or other person to whom an Option is so granted within a reasonable time after the date of such grant. Within a reasonable time after the date of the grant of an Option, the Company shall enter into and deliver to each Employee or other person granted such Option a written Stock Option Agreement as provided in Sections 2(r) and 16 hereof, setting forth the terms and conditions of such Option and separately identifying the portion of the Option which is an Incentive Stock Option and/or the portion of such Option which is a Nonstatutory Stock Option.

     13. AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 17 of the Plan:

               (i) An increase in the number of Shares subject to the Plan above 700,000 Shares, other than in connection with an adjustment under
               Section 11 of the Plan;

               (ii) Any change in the designation of the class of Employees eligible to be granted Incentive Stock Options; or

               (iii) Any material amendment under the Plan that would have to be approved by the shareholders of the Company for the Board to continue to be able to grant Incentive Stock Options under the Plan in accordance with the Code.

          (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the 1933 Act, the 1934 Act, the rules and regulations promulgated thereunder, applicable state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of legal counsel for the Company with respect to such compliance.

     As a condition to the existence of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares and such other representations and warranties which in the opinion of legal counsel for the Company, are necessary or appropriate to establish an exemption from the registration requirements under applicable federal and state securities laws with respect to the acquisition of such Shares.

     15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's legal counsel to be necessary for the lawful issuance and sale of any Share hereunder, shall relieve the Company of any liability relating to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16. OPTION AGREEMENT. Each Option granted to an Employee or other persons shall be evidenced by a written Stock Option Agreement. The Stock Option Agreement shall be in the form and shall include the terms and conditions set forth on Exhibit A attached hereto.

     17. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company. Such shareholder approval and any shareholder approval required under Section 13 of the Plan, may be obtained at a duly held shareholders meeting by the affirmative vote of the holders of a majority of the outstanding shares of the voting stock of the Company, who are present or represented and entitled to vote thereon, or by majority written consent of the shareholders in accordance with the provisions of the Nevada Business Corporation Act.

     18. INFORMATION TO OPTIONEES. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

     19. GENDER. As used herein, the masculine, feminine and neuter genders shall be deemed to include the others in all cases where they would so apply.

     20. CHOICE OF LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS PLAN AND THE INSTRUMENTS EVIDENCING OPTIONS WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF NEVADA.

Adopted by Directors:      Effective January 6, 1999
Adopted by Shareholders:   Effective ____________

BETA OIL & GAS, INC.
organized under the laws of Nevada

                                     ATTEST:

By /s/Steve Antry                    /s/ Lisa Antry
   Chairman                              Secretary

                               REQUEST FOR CONSENT

                        BETA OIL & GAS, INC. ("Company")
                           901 Dove Street, Suite 230
                         Newport Beach, California 92660

          THIS IS A REQUEST FOR THE CONSENT OF THE SHAREHOLDERS TO THE
             ACTION TO BE TAKEN AS TO THE RESOLUTION SET FORTH BELOW
              ON OR AFTER, BUT NO EARLIER THAN, FEBRUARY ____, 2000

                 CONSENT TO ACTION IN LIEU OF A SPECIAL MEETING
                               OF THE SHAREHOLDERS

       The undersigned acknowledges that he/she/it/they have received a copy of the Proxy Statement, dated January _____, 2000, concerning the proposed merger of the Company's wholly owned subsidiary, Beta Acquisition Company, Inc., an Oklahoma corporation, with and into Red River Energy, Inc., an Oklahoma corporation. On the basis of his/her/its/their review of the information contained in such Proxy Statement, the undersigned hereby (please check the appropriate box)

               / / Consents            / / Withholds Consent

       as to the following resolution:

       RESOLVED, that the Agreement and Plan of Merger, dated November 19, 1999, by and between the Company and Beta Acquisition Company, Inc. and Red River Energy, Inc. and the shareholders of the Red River Energy, Inc. and the merger of Beta Acquisition Company, Inc. with and into Red River Energy, Inc., as described in the Agreement and Plan of Merger, is hereby ratified and approved by the shareholders of the Company.; and

       RESOLVED FURTHER, that this consent may executed in multiple counterparts, all of which shall be taken together and considered a single consent.

       FAILURE TO RETURN THIS REQUEST FOR CONSENT WILL HAVE THE EFFECT OF WITHHOLDING CONSENT WITH RESPECT TO THE RESOLUTION SET FORTH ABOVE. TO BE APPROVED UNDER NEVADA LAW AND THE COMPANY'S BYLAWS THE RESOLUTION MUST RECEIVE THE CONSENT OF THE HOLDERS OF RECORD OF A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK AS DETERMINED ON JANUARY 12, 2000, THE RECORD DATE.

       Dated:                      , 2000.
              ---------------------

                                     ------------------------------------------
                                                      Signature

                                     ------------------------------------------
                                            Signature (if held jointly)

                            Please sign exactly as your name(s) appear(s) herein. Where more than one owner is shown above, each should sign. When signing in a fiduciary or representative capacity, please add your full title as such. If a corporation is submitting this Consent, it should be executed in its full corporate name by a duly authorized officer. If a partnership or limited liability company is submitting this Consent, it should be signed in the full name of the entity by an authorized person.

                               REQUEST FOR CONSENT

                        BETA OIL & GAS, INC. ("Company")
                           901 Dove Street, Suite 230
                         Newport Beach, California 92660

          THIS IS A REQUEST FOR THE CONSENT OF THE SHAREHOLDERS TO THE
             ACTION TO BE TAKEN AS TO THE RESOLUTION SET FORTH BELOW
              ON OR AFTER, BUT NO EARLIER THAN, FEBRUARY ____, 2000

                 CONSENT TO ACTION IN LIEU OF A SPECIAL MEETING
                               OF THE SHAREHOLDERS

       The undersigned acknowledges that he/she/it/they have received a copy of the Proxy Statement, dated January 12, 2000, which in part under Proposed No. 2 discusses the Company's Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan ("Plan"), a copy of which is appended to the Proxy Statement as APPENDIX D. Based on his/her/its/their review of the information contained in such Proxy Statement, pertaining to the Plan, the undersigned hereby (please check the appropriate box)

               / / Consents            / / Withholds Consent

       as to the following resolution:

       RESOLVED, that the Shareholders of the Company hereby ratify and approve the adoption of the Company's Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan by the Company's Board of Directors: and

       RESOLVED FURTHER, that this consent may executed in multiple counterparts, all of which shall be taken together and considered a single consent.

       FAILURE TO RETURN THIS REQUEST FOR CONSENT WILL HAVE THE EFFECT OF WITHHOLDING CONSENT WITH RESPECT TO THE RESOLUTION SET FORTH ABOVE. TO BE APPROVED UNDER NEVADA LAW AND THE COMPANY'S BYLAWS THE RESOLUTION MUST RECEIVE THE CONSENT OF THE HOLDERS OF RECORD OF A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK AS DETERMINED ON JANUARY 12, 2000, THE RECORD DATE.

       Dated:                      , 2000.
              ---------------------

                                     ------------------------------------------
                                                      Signature

                                     ------------------------------------------
                                            Signature (if held jointly)

                            Please sign exactly as your name(s) appear(s) herein. Where more than one owner is shown above, each should sign. When signing in a fiduciary or representative capacity, please add your full title as such. If a corporation is submitting this Consent, it should be executed in its full corporate name by a duly authorized officer. If a partnership or limited liability company is submitting this Consent, it should be signed in the full name of the entity by an authorized person.